                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                                  ("CRITEF")

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
                                ("CRITEF III")


--------------------------------------------------------------------------------
                (Names of Registrants As Specified in Their Charters)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or Item
    22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
            Beneficial Assignee Certificates ("BACs"), CRITEF, Series I & II Beneficial Assignee Certificates ("BACs"), CRITEF III

2)  Aggregate number of securities to which transaction applies:
            2,280,000 BACs in CRITEF, Series I
            3,238,760 BACs in CRITEF, Series II
            5,258,268 BACs in CRITEF III

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
    0-11:   $14.41 per BAC in CRITEF, Series I
            $14.24 per BAC in CRITEF, Series II
            $15.18 per BAC in CRITEF III

4)  Proposed maximum aggregate value of transaction:  $158,795,251

5)  Total fee paid:  $31,759

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 1)  Amount previously paid:

 2)  Form, Schedule or Registration Statement No.:

 3)  Filing parties:

 4)  Date filed:

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852

                                                               ________ __, 1996
  Dear BAC Holder:

       You are cordially invited to attend the special meeting of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held at 10:00 a.m. on [meeting date], 1996. At the Special Meeting, the BAC Holders will vote upon a series of proposals relating to the merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund I-II and certain related transactions.

       As a result of the Merger, all of the BACs (other than any BACs held by CAPREIT or its affiliates or Fund I-II) will be redeemed for cash in the amount of $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II, in each case subject to adjustment based on available cash (as defined) at closing and subject to reduction by the amount of fees and expenses payable to plaintiffs' counsel in certain litigation relating to the Merger.

       The proposed Merger and certain proposed related transactions (collectively, the "Transaction Proposals"), as well as certain payments to be made to the General Partner and certain of its affiliates, are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund I-II and a special meeting of BAC holders of Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

       YOUR GENERAL PARTNER BELIEVES THAT THE MERGER AND THE OTHER TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS.

       YOUR GENERAL PARTNER HAS APPROVED THE MERGER AND THE OTHER TRANSACTION PROPOSALS AND RECOMMENDS THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE MERGER AND THE OTHER TRANSACTION PROPOSALS FOR THE FOLLOWING REASONS:

       . The unadjusted cash consideration being offered to the BAC Holders in the Merger represents a substantial premium of 22.6%, in the case of Series I, and 30.9%, in the case of Series II, over the market price of BACs as of September 8, 1995, the last trading day prior to the initial public announcement of the Merger. In recommending the approval of the Merger, the General Partner has given the most weight to this factor.

       . The General Partner gave due consideration to and relied upon the written fairness opinions of Oppenheimer & Co., Inc. to the BAC Holders of Fund I-II, Series I and Series II, each dated March 14, 1996 (the "Fairness Opinions"), that, subject to the assumptions and limitations set forth therein, the redemption price being offered to the BAC Holders in the Merger is fair to such BAC Holders from a financial point of view. The full text of the Fairness Opinions are attached to the accompanying Joint Proxy Statement.

       . Counsel for the plaintiffs in certain class actions who questioned the sufficiency of the consideration originally offered to the BAC Holders negotiated improved terms of the Merger, including the consideration now being offered to the BAC Holders, and have determined that the consideration is fair to the BAC Holders. A proposed settlement containing the improved terms of the Merger will be presented to the court for a determination that it is fair and reasonable.

       . The General Partner believes that it is in the best interests of the BAC Holders to liquidate their interests in Fund I-II now, at a substantial premium over the market price for the BACs (as of the last trading day prior to the public announcement of the Mergers), rather than to wait an indeterminate period of time for the possible liquidation or other disposition of the assets of Fund I-II at amounts which cannot now be determined.

       . The Merger is more attractive than other possible sale alternatives because the Merger provides for the disposition of all Fund I-II's assets in a single transaction, which involves lower transaction costs for Fund I-II.

       . In determining to pursue a transaction with CAPREIT, the General
         Partner placed substantial weight on CAPREIT's agreement not to require that Fund I-II make any representations as to the tax-exempt status of the mortgage revenue bonds owned by Fund I-II.

       . In determining to pursue the transaction with CAPREIT, the General
         Partner also took into account CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the mortgage revenue bonds owned by Fund I-II and the properties that secure them and its financial wherewithal and sophistication.

       . Although the BACs have been listed on the American Stock Exchange since 1993, there had been no significant increase in trading prices of the BACs prior to the announcement of the Mergers and no active market for the trading of BACs has developed nor is one expected to develop in the future.


       IN THE OPINION OF THE GENERAL PARTNER, THE MERGER AND THE RELATED TRANSACTIONS REPRESENT THE BEST ALTERNATIVES FOR THE BAC HOLDERS AT THIS TIME. FAILURE TO APPROVE THE MERGER MAY HAVE THE FOLLOWING ADVERSE CONSEQUENCES:

       . Waiting for a possible liquidation or other disposition of the assets of Fund I-II, whether through a bulk sale or dispositions of individual assets, may result in the BAC Holders receiving less consideration than the consideration being offered in the Merger, and there can be no assurance as to whether or when any such liquidation or dispositions might occur.

       . The General Partner currently believes that it is probable that the full amount of BAC Holder invested capital may not be recoverable on most of the mortgage revenue bonds when the loans mature. In order to realize a greater amount of the BAC Holder invested capital, it may be advisable, with BAC Holder consent, to hold certain of the properties securing the mortgage revenue bonds beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed Internal Revenue Service regulations, it is uncertain at this time whether an extension of the mortgage loans, together with other modifications that might be appropriate in connection with such extension, would trigger a deemed reissuance for federal income tax purposes. Any reissuance without the cooperation of the mortgage revenue bond issuers would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to such modifications; however, there can be no assurance that they would do so.

       . Fund I-II does not have the financial resources and asset base to pursue an alternative transaction on its own that would provide as much benefit to the BAC Holders as the Merger.

       BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs voting as a single class will be necessary for the approval of each of the Transaction Proposals. The approval of each of the Transaction Proposals is a condition to the approval of each other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund III. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

       All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed gold Proxy and mail it as soon as possible in the enclosed stamped, addressed return envelope to ensure that your BACs are voted at the Special Meeting.
  You may vote in person if you wish to do so even though you have previously sent in your Proxy.

       THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.

                                Very truly yours,

                                CRITEF ASSOCIATES LIMITED
                                  PARTNERSHIP, General Partner

                                    ___________________________
                                    William B. Dockser
                                    Chairman of the Board

                                             and

                                    ___________________________
                                    H. William Willoughby
                                    President

                                    of CRI, Inc., as general partner of
                                    CRITEF ASSOCIATES LIMITED
                                     PARTNERSHIP

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852

                                                               ________ __, 1996
  Dear BAC Holder:

       You are cordially invited to attend the special meeting of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") to be held at 11:00 a.m. on [meeting date], 1996. At the Special Meeting, the BAC Holders will vote upon a series of proposals relating to merger (the "Merger") of an affiliate of Capital Apartment Properties, Inc. ("CAPREIT") into Fund III and certain related transactions.

       As a result of the Merger, all of the BACs (other than any BACs held by CAPREIT or its affiliates or Fund III) will be redeemed for cash in the amount of $15.18 per BAC, subject to adjustment based on available cash (as defined) at closing and subject to reduction by the amount of fees and expenses payable to plaintiffs' counsel in certain litigation relating to the Merger.

       The proposed Merger and certain proposed related transactions (collectively, the "Transaction Proposals"), as well as certain payments to be made to the General Partner and certain of its affiliates, are described in more detail in the accompanying Joint Proxy Statement for the special meeting of BAC Holders of Fund III and a special meeting of BAC Holders of Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") to be held for the purpose of a vote by the BAC holders of such Fund on similar transaction proposals.

       YOUR GENERAL PARTNER BELIEVES THAT THE MERGER AND THE OTHER TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS.

       YOUR GENERAL PARTNER HAS APPROVED THE MERGER AND THE OTHER TRANSACTION PROPOSALS AND RECOMMENDS THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE MERGER AND THE OTHER TRANSACTION PROPOSALS FOR THE FOLLOWING REASONS:

       . The unadjusted cash consideration being offered to the BAC Holders in the Mergers represents a substantial premium of 26.5% over the market price of BACs as of September 8, 1995, the last trading day prior to the initial public announcement of the Merger. In recommending the approval of the Merger, the General Partner has given the most weight to this factor.

       . The General Partner gave due consideration to and relied upon the written fairness opinion of Oppenheimer & Co., Inc. to the BAC Holders of Fund III dated March 14, 1996 (the "Fairness Opinion"), that, subject to the assumptions and limitations set forth therein, the redemption price being offered to the BAC Holders in the Merger is fair to such BAC Holders from a financial point of view. The full text of the Fairness Opinion is attached to the accompanying Joint Proxy Statement.

       . Counsel for the plaintiffs in certain class actions who questioned the sufficiency of the consideration originally offered to the BAC Holders negotiated improved terms of the Merger, including the consideration now being offered to the BAC Holders, and have determined that the consideration is fair to the BAC Holders. A proposed settlement containing the improved terms of the Merger will be presented to the court for a determination that it is fair and reasonable.

       . The General Partner believes that it is in the best interests of the BAC Holders to liquidate their interests in Fund III now, at a substantial premium over the market price for the BACs (as of the last trading day prior to the public announcement of the Mergers), rather than to wait an indeterminate period of time for the possible liquidation or other disposition of the assets of Fund III at amounts which cannot now be determined.

       . The Merger is more attractive than other possible sale alternatives because the Merger provides for the disposition of all Fund III's assets in a single transaction, which involves lower transaction costs for Fund III.

       . In determining to pursue a transaction with CAPREIT, the General
         Partner placed substantial weight on CAPREIT's agreement not to require that Fund III make any representations as to the tax-exempt status or the mortgage revenue bonds owned by Fund III.

       . In determining to pursue the transaction with CAPREIT, the General
         Partner also took into account CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the mortgage revenue bonds owned by Fund III and the properties that secure them and its financial wherewithal and sophistication.

       . Although the BACs have been listed on the American Stock Exchange since 1993, there had been no significant increase in trading prices of the BACs prior to the announcement of the Mergers and no active market for the trading of BACs has developed nor is one expected to develop in the future.

       IN THE OPINION OF THE GENERAL PARTNER, THE MERGER AND THE RELATED TRANSACTIONS REPRESENT THE BEST ALTERNATIVES FOR THE BAC HOLDERS AT THIS TIME. FAILURE TO APPROVE THE MERGER MAY HAVE THE FOLLOWING ADVERSE CONSEQUENCES:

       . Waiting for a possible liquidation or other disposition of the assets of Fund III, whether through a bulk sale or dispositions of individual assets, may result in the BAC Holders receiving less consideration than the consideration being offered in the Merger, and there can be no assurance as to whether or when any such liquidation or dispositions might occur.

       . The General Partner currently believes that it is probable that the full amount of BAC Holder invested capital will not be recoverable on most of the mortgage revenue bonds when the loans mature. In order to realize a greater amount of BAC Holder invested capital, it may be advisable, with BAC Holder consent, to hold certain of the properties securing the mortgage revenue bonds beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed Internal Revenue Service regulations, it is uncertain at this time whether an extension of the mortgage loans, together with other modifications that might be required in connection with such extension, would trigger a deemed reissuance for federal income tax purposes. Any reissuance, without the cooperation of the mortgage revenue bond issuers, would result in the loss of the tax-exempt status of the mortgage revenue bonds. Such issuers might cooperate and consent to such modifications; however, there can be no assurance that they would do so.

       . Fund III does not have the financial resources and asset base to pursue an alternative transaction on its own that would provide as much benefit to the BAC Holders as the Merger.

       BAC Holders are urged to review carefully the accompanying Joint Proxy Statement. The affirmative vote of the holders of a majority of the outstanding BACs will be necessary for the approval of each of the Transaction Proposals. The approval of each of the Transaction Proposals is a condition to the approval of each other Transaction Proposal. At the option of CAPREIT, the consummation of the Transaction Proposals also is conditioned upon the consummation of similar transactions by Fund I-II. It is important to understand that if you abstain from voting, your BACs will, in effect, be counted as being voted against the Transaction Proposals.

       All BAC Holders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed gold Proxy and mail it as soon as possible in the enclosed stamped, addressed return envelope to ensure that your BACs are voted at the Special Meeting.
  You may vote in person if you wish to do so even though you have previously sent in your Proxy.

       THE VOTE OF EVERY BAC HOLDER IS IMPORTANT.


                                Very truly yours,

                                CRITEF III ASSOCIATES LIMITED
                                  PARTNERSHIP, General Partner

                                    ___________________________
                                    William B. Dockser
                                    Chairman of the Board

                                             and

                                    ___________________________
                                    H. William Willoughby
                                    President

                                    of CRI, Inc., as general partner of
                                    CRITEF III ASSOCIATES LIMITED
                                    PARTNERSHIP

          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                              ____________________

                           NOTICE OF SPECIAL MEETINGS
                       To Be Held on [meeting date], 1996

       NOTICE IS HEREBY GIVEN that special meetings of the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , will be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting].

       The purpose of the special meetings is to consider and vote upon:

       (i) the proposed mergers (each, a "Merger" and together, the "Mergers") of an affiliate of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each of the Funds as a result of which all of the BACs (other than any BACs held by CAPREIT or its affiliates or the Funds), will be redeemed for cash at the redemption prices set forth below;

       (ii) the removal of the current general partner of each of the Funds immediately prior to the Mergers and the election in its stead of a newly formed, wholly owned subsidiary of CAPREIT; and

       (iii) the proposed amendments to the Agreements of Limited Partnership of the Funds to authorize expressly the Mergers and the Merger Agreements (as defined below) and the transactions contemplated thereby and the admission of a designee of CAPREIT as a limited partner.

       Specifically, at the Special Meetings, the BAC Holders of each Fund will consider and vote upon the following:

             1. A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P., a Delaware limited partnership formed by CAPREIT for purposes of the Merger ("Merger Partnership") and others, pursuant to which, among other things, each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be redeemed for cash in the amount of $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II, in each case subject to adjustment as described below, and (b) with respect to Fund III, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund III Merger Agreement" and, together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP" and, together with Fund I-II GP, the "General Partners"), Watermark III Partners, L.P., a Delaware limited partnership formed by CAPREIT for purposes of the Merger ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships"), and others, pursuant to which, among other things, each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be redeemed for cash in the amount of $15.18 per BAC, subject to adjustment as described below. In each case, the redemption price per BAC is subject to adjustment based on the amount of available cash (as defined in the Merger Agreements) at closing and subject to reduction by the amount of fees and expenses awarded to counsel for the plaintiffs in certain litigation relating to the Mergers which is described in more detail in the accompanying Joint Proxy Statement;

             2. A proposal (the "New Partners Proposal") to approve, with respect to each Fund, the removal of such Fund's General Partner immediately prior to the consummation of a Merger and the simultaneous election in its stead of a newly-formed wholly-owned subsidiary of CAPREIT as general partner;

             3. A proposal (the "Amendment Proposal" and, together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreements of Limited Partnership of each of the Funds to authorize expressly (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee in exchange for a contribution of real property or other assets, and the admission of CAPREIT or its designee as a limited partner in each of the Funds; and

             4. Such other business as may properly come before the Special Meetings.

       THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONTINGENT UPON THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF SUCH FUND, OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM. THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY ONE FUND IS A CONDITION TO THE CONSUMMATION OF THE TRANSACTION PROPOSALS BY THE OTHER FUND, WHICH CONDITION MAY BE WAIVED BY CAPREIT IN ITS SOLE AND ABSOLUTE DISCRETION.

       The Transaction Proposals and certain related matters, including, without limitation, certain payments to be made to the General Partners and certain of their affiliates, are more fully described in the Joint Proxy Statement accompanying this notice.

       Only BAC Holders of record as of the close of business on [record date], 1996 are entitled to notice of and to vote at the Special Meeting of BAC Holders in the Fund in which they own

  BACs. Approval of each of the Transaction Proposals by each Fund will require the affirmative vote of a majority of such Fund's BAC Holders voting together as a single class.

       Whether or not you plan to attend the Special Meeting in person and regardless of the number of BACs you own, please complete, sign and date the enclosed Proxy and mail it as soon as possible in the enclosed stamped, addressed return envelope to ensure that your BACs are voted at the Special Meeting. You may vote in person if you wish to do so even though you have previously sent in your Proxy.

                                    By Order of the General Partners:


                                    CRITEF ASSOCIATES LIMITED
                                     PARTNERSHIP


                                    CRITEF III ASSOCIATES LIMITED
                                     PARTNERSHIP

  Rockville, Maryland
  ________ __, 1996

       If you have any questions or need assistance in voting your BACs, please contact MacKenzie Partners, Inc. at the toll-free number listed below.

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                              New York, NY  10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                              LIMITED PARTNERSHIP

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP
                              c/o The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland  20852


                                ---------------


                             JOINT PROXY STATEMENT
                                      FOR
                        SPECIAL MEETINGS OF BAC HOLDERS
                                   TO BE HELD
                              [meeting date], 1996


                                ---------------

                               TABLE OF CONTENTS

 SUMMARY.............................................................................................    1
 GENERAL INFORMATION.................................................................................   16
  TIME AND PLACE OF THE SPECIAL MEETINGS.............................................................   16
  PURPOSE OF THE SPECIAL MEETINGS....................................................................   16
  RECORD DATE; VOTE REQUIREMENTS.....................................................................   18
  VOTING PROCEDURES AND PROXIES......................................................................   19
  NO DISSENTER'S RIGHTS..............................................................................   20
  SOLICITATION OF PROXIES............................................................................   20
 BAC OWNERSHIP.......................................................................................   20
  PRINCIPAL BAC HOLDERS..............................................................................   20
  MANAGEMENT.........................................................................................   21
 SPECIAL CONSIDERATIONS..............................................................................   22
 PURPOSE OF THE TRANSACTION PROPOSALS................................................................   22
  REASONS FOR THE PROPOSED MERGERS...................................................................   23
      Background of the Funds........................................................................   23
      Background of the Mergers......................................................................   24
      Alternatives to the Merger.....................................................................   27
 RECOMMENDATIONS OF THE GENERAL PARTNERS.............................................................   28
 FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.........................................................   30
 INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS....................................................   35
 THE TRANSACTION PROPOSALS...........................................................................   37
   THE MERGER PROPOSAL...............................................................................   37
     The Mergers.....................................................................................   37
     The Merger Agreements...........................................................................   38
     Conditions to Consummation of the Mergers.......................................................   38
     Conduct of Businesses Pending the Mergers.......................................................   39
     Other Pre-Closing Covenants.....................................................................   39
     Post-Closing Covenants..........................................................................   40
     No Solicitation.................................................................................   40
     Indemnification.................................................................................   40
     Termination.....................................................................................   40
     Deposit.........................................................................................   42
     Fees and Expenses...............................................................................   42
     Tax Treatment...................................................................................   44
     The Financing...................................................................................   44
     Credit Enhancement..............................................................................   45
     Collateral......................................................................................   46
     Proposed Amendments to Mortgage Revenue Bonds...................................................   46
   NEW PARTNERS PROPOSAL.............................................................................   46
  AMENDMENT PROPOSAL.................................................................................   47

 CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS AND RELATED TRANSACTIONS.....................   47
   INTRODUCTION......................................................................................   47
  GENERAL PRINCIPLES OF PARTNERSHIP TAXATION.........................................................   47
  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS.............................................   48
  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FINANCING TRANSACTION...............................   49
 MARKET PRICE DATA FOR FUND I-II.....................................................................   50
 MARKET PRICE DATA FOR FUND III......................................................................   52
 SELECTED FINANCIAL DATA OF FUND I-II................................................................   53
 BUSINESS OF FUND I-II...............................................................................   55
 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II..   61
 FINANCIAL CONDITION AND LIQUIDITY...................................................................   63
   RESULTS OF OPERATIONS.............................................................................   69
 SELECTED FINANCIAL DATA OF FUND III.................................................................   73
 BUSINESS OF FUND III................................................................................   75
 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III...   76
 FINANCIAL CONDITION AND LIQUIDITY...................................................................   84
 RESULTS OF OPERATIONS...............................................................................   87
 LITIGATION..........................................................................................   90
 MANAGEMENT OF THE FUNDS.............................................................................   92
 THE MERGER PARTNERSHIPS.............................................................................   94
 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS......................................................   94
 MANAGEMENT OF THE MERGER PARTNERSHIPS...............................................................   95
 CERTAIN LEGAL MATTERS...............................................................................   97
 ACCOUNTANTS.........................................................................................   98
 AVAILABLE INFORMATION...............................................................................   98

 INDEX TO FINANCIAL STATEMENTS.................................................          F-1

  Appendix A-1  Amended and Restated Agreement and Plan of Merger among Capital
                Realty Investors Tax Exempt Fund Limited Partnership, CRITEF
                Associates Limited Partnership, and Watermark Partners, L.P.

  Appendix A-2  Amended and Restated Agreement and Plan of Merger among Capital
                Realty Investors Tax Exempt Fund III Limited Partnership,
                CRITEF III Associates Limited Partnership, and Watermark III
                Partners, L.P.

  Appendix B-1  Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
                Realty Investors Tax Exempt Fund Limited Partnership Relating to the Holders of Beneficial Assignee Certificates of Series I

  Appendix B-2  Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
                Realty Investors Tax Exempt Fund Limited Partnership Relating to the Holders of Beneficial Assignee Certificates of Series II

  Appendix B-3  Fairness Opinion of Oppenheimer & Co., Inc. Delivered to Capital
                Realty Investors Tax Exempt Fund III Limited Partnership
                Relating to the Holders of its Beneficial Assignee Certificates

  Appendix C-1  Proposed Amendments to the Agreement of Limited Partnership of
                Capital Realty Investors Tax Exempt Fund Limited Partnership

  Appendix C-2  Proposed Amendments to the Agreement of Limited Partnership of
                Capital Realty Investors Tax Exempt Fund III Limited
                Partnership

                                    SUMMARY

       The following is a brief summary of information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information contained elsewhere in this Proxy Statement and the Appendices attached to this Proxy Statement. BAC Holders are urged to review carefully the entire Proxy Statement including the Appendices.

       These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds") , in connection with the solicitation of proxies for use at the Special Meetings of the BAC Holders in Fund I-II and Fund III to be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting] and at any adjournments or postponements thereof (the "Special Meetings").

       This Proxy Statement is first being mailed to the BAC Holders on or about [mailing date], 1996. Each BAC Holder is entitled to one vote for each BAC held of record by such BAC Holder at the close of business on _________ [__], 1996 (the "Record Date"), with respect to each of the proposals described in this Proxy Statement to be voted upon by such BAC Holder.


  THE SPECIAL MEETINGS

  PURPOSE OF THE SPECIAL MEETINGS

       The purpose of the Special Meetings is to consider and vote upon:

       (i) the proposed mergers (each, a "Merger" and together, the "Mergers") of an affiliate of Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), with and into each of the Funds as a result of which the BACs (other than any BACs held by CAPREIT and its affiliates or the Funds) will be redeemed for cash at the redemption prices set forth below;

       (ii) the removal of the current general partner of each of the Funds immediately prior to the Mergers and the simultaneous election in its stead of a newly formed, wholly owned subsidiary of CAPREIT ("CAPREIT GP") as general partner; and

       (iii) certain amendments to the Agreements of Limited Partnership of the Funds to authorize expressly the Mergers and the Merger Agreements (as defined below) and the transactions contemplated thereby and the admission of CAPREIT or its designee as a limited partner.

       Specifically, at each Special Meeting, the BAC Holders of a Fund will, with respect to such Fund, consider and vote upon:

       (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), Watermark Partners, L.P., a Delaware limited partnership ("Merger Partnership") which provides for the Merger of Merger Partnership into Fund I-II, and others, and
  (b) with respect to Fund III, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnership, the "Merger Partnerships") and others, which provides for the Merger of Merger Partnership III into Fund III.

       Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at the redemption price of (i) with respect to Fund I-II, $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II and (ii) with respect to Fund III, $15.18 per BAC, and, in each case, subject to adjustment as described below (as adjusted, the "Redemption Price") and the interests represented by such BACs will be canceled, (b) interests in each of the Funds held by the Assignor Limited Partner of each of the Funds (the "Assignor Limited Partners") will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designee will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

       In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased or decreased by the amount (the "Adjustment Amount") by which Available Cash (as defined below) is greater or lesser than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $319,200 (or $0.14 per BAC) in the case of Series I, and $453,426 (or $0.14 per BAC) in the case of Series II, and, with respect to Fund III, $736,158 (or $0.14 per BAC). For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds (as defined), including accrued real estate taxes and insurance); provided, that all amounts held in tax and insurance escrows for
              ---------
  all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash.

       In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, also will be reduced by the amount of fees and expenses, if any, awarded to counsel for the plaintiffs in certain class action litigation brought on behalf of all BAC Holders in connection with the Mergers, which amount shall not exceed 20% of the aggregate Merger consideration above $150,260,000 (currently expected to be $1,700,000 in the aggregate). See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL" and "LITIGATION".

       (ii) A proposal (the "New Partners Proposal") to approve the removal of such Fund's General Partner immediately prior to the consummation of a Merger and the simultaneous election of CAPREIT GP as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest in a Fund. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS" and "THE TRANSACTION PROPOSALS--NEW PARTNERS PROPOSAL".

       (iii) A proposal (the "Amendment Proposal," and together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreement of Limited Partnership (the "Partnership Agreement") of each of the Funds to authorize expressly (a) the issuance, immediately prior to or concurrently with the Mergers, of a limited partner interest in each of the Funds to CAPREIT or its designee and the admission of CAPREIT or its designee as a limited partner of each of the Funds and (b) the Mergers and the Merger Agreements and the transactions contemplated thereby. See, "THE TRANSACTION PROPOSALS--AMENDMENT PROPOSAL".

       (iv) Such other business as may properly come before the Special
  Meetings.

       The approval and adoption, by the BAC Holders of each Fund, of each Transaction Proposal to be voted upon by them is conditioned upon the approval and adoption by such BAC Holders of each other Transaction Proposal to be voted upon by them.

       In the event that the BAC Holders in one Fund approve each of the Transaction Proposals to be voted upon by them, but the BAC Holders in the other Fund do not approve the Transaction Proposals to be voted upon by them, the Merger Partnerships may elect, at their sole and absolute discretion, whether or not to consummate the Merger and the related transactions with the Fund whose BAC Holders have approved the Transaction Proposals and not with the other Fund.

       THE GENERAL PARTNERS HAVE APPROVED THE RESPECTIVE TRANSACTION PROPOSALS AND DETERMINED THAT THE TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS OF EACH FUND VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

  VOTE REQUIREMENTS AT THE SPECIAL MEETINGS; NO DISSENTER'S RIGHTS

       Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") and the respective Partnership Agreement of each of the Funds, the approval and adoption of each of the Transaction Proposals by a Fund will require the affirmative vote of a majority of such Fund's BAC Holders entitled to vote at the Special Meetings voting together as a single class. In that regard, with respect to Fund I-II, holders of Series I BACs and Series II BACs will vote together as a single class and the approval of each of the Transaction Proposals will require the affirmative vote of a majority of the combined BAC Holders of Series I and Series II.

       In accordance with the DRULPA and the Partnership Agreements, the BAC Holders will have no dissenter's rights of appraisal in connection with the Transaction Proposals.

  THE TRANSACTION PROPOSALS

  THE MERGERS

       The Mergers will be effected pursuant to the terms of the Merger Agreements. Upon the consummation of the Mergers and by virtue thereof, (a) each BAC (other than any BACs held by CAPREIT or its affiliates or the Funds) will be canceled and extinguished and converted into the right to receive the Redemption Price, (b) interests held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by CAPREIT or its designees will remain outstanding and
  (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

       Immediately prior to the consummation of the Mergers, the General Partner of each of the Funds will be removed as general partner and simultaneously replaced with CAPREIT GP as general partner. CAPREIT has agreed to pay each General Partner $500,000 in consideration for its general partner interest in a Fund. See "INTERESTS OF CERTAIN PERSONS IN THE MERGERS". Also, each of the Funds will issue, concurrently with or immediately prior to the consummation of the Mergers, limited partner interests in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and admit it as a limited partner in each of the Funds.

       Pursuant to the Merger Agreements, a Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is currently anticipated that the Effective Date and Effective Time will occur as soon as practicable after the later of the completion of the Special Meetings and the receipt of a final and non-appealable order approving the settlement in certain class actions relating to the Merger. See "LITIGATION." Following the Effective Date and Effective Time and as a result of a Merger, a Fund, as the surviving entity of the Merger, will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates. Upon consummation of a Merger, the BACs will be delisted and will no longer trade on the American Stock Exchange, Inc. (the "AMEX"), and a Fund will cease to be a reporting company under the Securities Exchange Act of 1934, as amended.

       The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

       The description contained in this Proxy Statement of the terms and conditions of the Mergers, the Merger Agreements, and the other related transactions and documents is qualified in its entirety by reference to the text of the Merger Agreements, copies of which are attached hereto as Appendices A-1 and A-2 and which are incorporated herein by reference. See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL -- The Mergers."

  RECOMMENDATIONS OF THE GENERAL PARTNERS; REASONS FOR THE MERGERS

       EACH OF THE GENERAL PARTNERS HAS CONCLUDED THAT EACH OF THE TRANSACTION PROPOSALS IS FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS AND RECOMMENDS THAT BAC HOLDERS VOTE FOR APPROVAL OF THE TRANSACTION PROPOSALS. In approving each of the Transaction Proposals and determining to recommend that BAC Holders vote in favor of each of them the General Partners gave due consideration to the following:

       . The unadjusted cash consideration being offered to the BAC Holders in the Mergers represents a premium of approximately 22.6%, in the case of Fund I-II, Series I, 30.9%, in the case of Fund I-II, Series II and 26.5%, in the case of Fund III, over the market price of BACs, as of September 8, 1995, the last trading day prior to the initial public announcement of the Mergers. In recommending the approval of the Mergers, the General Partners have given the most weight to this factor.

       .     The General Partners gave due consideration and relied upon the written fairness opinions of Oppenheimer & Co., Inc. ("Oppenheimer") to the BAC Holders of Series I and Series II of Fund I-II and the BAC Holders of Fund III, respectively, each dated March 14, 1996 (collectively, the "Fairness Opinions") that, subject to the assumptions and limitations set forth therein, the Redemption Price offered to such BAC Holders in the Mergers is fair to such BAC Holders from a financial point of view.

       .     Counsel to the plaintiffs in certain class actions who questioned the sufficiency of the consideration originally offered to the BAC Holders negotiated improved terms of the Merger, including the consideration now being offered to the BAC Holders and have determined that the Redemption Price is fair to the BAC Holders. A proposed settlement containing the improved terms of the Merger will be presented to the court for a determination that it is fair and reasonable.

       .     The General Partners believe that it is in the best interests of the BAC Holders to liquidate their interests in the Funds now, at a substantial premium over the market price for the BACs (as of the last trading day prior to the public announcement of the Mergers), rather than to wait an indeterminate period of time for the possible liquidation or other disposition of the mortgage revenue bonds held by the Funds (the "Mortgage Revenue Bonds") at amounts which cannot now be determined.

       .     The Mergers are more attractive than other possible sale
  alternatives because the Mergers provide for the disposition of all of the Funds' assets in a single transaction, which involves lower transaction costs for the Funds.

       .     In determining to pursue a transaction with CAPREIT, the General
  Partners placed substantial weight on CAPREIT's agreement not to require that the Funds make any representations as to the tax-exempt status of the Mortgage Revenue Bonds.

       .     In determining to pursue a transaction with CAPREIT, the General
  Partners also took into account CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the Mortgage Revenue Bonds and the properties that secure them and its financial wherewithal and sophistication.

       .     Although the BACs have been listed on the AMEX since 1993, there had been no significant increase in trading prices of the BACs prior to announcement of the Mergers and no active market for the BACs has developed nor is one expected to develop in the future.

            IN THE OPINION OF THE GENERAL PARTNERS, THE MERGER AND THE RELATED TRANSACTIONS REPRESENT THE BEST ALTERNATIVES FOR THE BAC HOLDERS AT THIS TIME. FAILURE TO APPROVE THE TRANSACTION PROPOSALS MAY HAVE THE FOLLOWING ADVERSE
  CONSEQUENCES:

       .     Waiting for a possible liquidation or other disposition of the assets of the Funds, whether through a bulk sale or disposition of individual assets, may result in the BAC Holders receiving less consideration than the consideration being offered in the Merger. There can be no assurance as to whether or when any such liquidation or dispositions might occur.

       .     The General Partners currently believe that it is probable that the full amount of BAC Holder invested capital may not be recoverable on most of the Mortgage Revenue Bonds. In order to realize a greater amount of BAC Holder invested capital, it may be advisable, with BAC Holder consent, to hold certain of the properties beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed Internal Revenue Service regulations, it is uncertain at this time whether an extension of the mortgage loans, together with other modifications that might be required in connection with such extension, would trigger a deemed reissuance for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuer would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to such modifications; however, there can be no assurance that they would do so.

       .     The Funds do not currently have the financial resources and asset base to pursue an alternative transaction on their own that would provide as much benefit to the BAC Holders as the Mergers.

       See "SPECIAL CONSIDERATIONS -- REASONS FOR THE PROPOSED MERGERS; RECOMMENDATIONS OF THE GENERAL PARTNERS."

       THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

  FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

       Oppenheimer has rendered its Fairness Opinions, each dated March 14, 1996, to the effect that, as of such date and subject to the assumptions and limitations therein, the Redemption Price offered to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III in the Mergers is fair to such BAC Holders from a financial point of view.

       The discussion herein of the Fairness Opinions is qualified in its entirety by reference to the text of such Fairness Opinions, copies of which are attached hereto as Appendices B-1, B-2 and B-3, respectively, and which are incorporated herein by reference. See "SPECIAL CONSIDERATIONS -- FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC."

  THE FUNDS AND THE MERGER PARTNERSHIPS

       The Funds. Each of the Funds was originally formed to acquire a portfolio of tax-exempt mortgage revenue bonds issued by various state or local governments or their agencies or authorities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments. The Funds are Delaware limited partnerships with executive offices at c/o C.R.I., Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

       The General Partner of Fund I-II is CRITEF Associates Limited Partnership whose general partners are C.R.I., Inc. ("CRI"), William B. Dockser, H. William Willoughby and Martin C. Schwartzberg. Mr. Schwartzberg retired from the business of the Funds and has not acted in the capacity of a general partner of Fund I-II GP since January 1, 1990. See "LITIGATION." The General Partner of Fund III is CRITEF III Associates Limited Partnership, whose general partner is CRI.

       The Merger Partnerships. The Merger Partnerships have been created solely for the purpose of effecting the Mergers and have engaged in no other business or operations. CAPREIT, the general partner of each of the Merger Partnerships, is based in Rockville, Maryland, and is a self-managed, self-administered private real estate investment trust. It currently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that it owns, CAPREIT manages another 9,073 apartments (including 14 of the properties securing the Mortgage Revenue Bonds) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. AP CAPREIT Partners, L.P. ("AP CAPREIT") holds 99.83% of the outstanding capital stock of CAPREIT. CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of the merger partnerships. The Merger Partnerships are Delaware limited partnerships with executive offices at 11200 Rockville Pike, Rockville, Maryland 20852. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       CAPREIT was initially formed by CRI, an affiliate of the General Partners, for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties. In order to obtain some of the funds necessary to acquire such properties, CAPREIT issued all its outstanding shares to AP CAPREIT Partners, L.P. ("AP CAPREIT"), an affiliate of Apollo Real Estate Investment Fund, L.P., on January 31, 1994. In connection with such share issuance and CAPREIT's acquisition of 20 properties, CRI and certain other affiliates of the General Partners (the "CRI Affiliates") contributed property and asset management contracts relating to approximately 50 multi-family rental properties and other assets relating to its property management business (including the property management contracts for a majority of the properties securing the Mortgage Revenue Bonds) to CAPREIT Residential Corporation ("CAPREIT Residential"), an affiliate of CAPREIT, for $6,053,000 in installment notes, which installment notes CRI and the CRI Affiliates contributed to AP CAPREIT in exchange for contingent limited partner residual profits interests of up to 22% in AP CAPREIT, assuming certain events occurred and hurdle rates were met. The CRI Affiliates had the right and the obligation under certain circumstances to reacquire the property management business at any time prior to June 30, 1995 at no cost to them. As of June 30, 1995, neither CRI nor the CRI Affiliates had received any distributions on account of their interests in AP CAPREIT.

       On June 30, 1995, in connection with the cancellation of the right to reacquire the property management business, AP CAPREIT redeemed the contingent limited partner interests of CRI and the CRI Affiliates in AP CAPREIT for an aggregate of $4,750,000. Because the respective owner of each property covered by a property management contract retains the right to terminate the contract and change the property management agent at any time, CRI and the CRI Affiliates agreed to pay CAPREIT Residential up to a maximum aggregate amount of $3,900,000 if certain property management contracts relating to the multi-family rental properties, including property management contracts for 13 of the properties which secure the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005 (a "Termination Refund").

       If the Mergers are consummated, the parties have agreed that no Termination Refunds will be due with respect to the 13 properties securing the Mortgage Revenue Bonds which are managed by CAPREIT Residential. The maximum amount of Termination Refunds currently allocable to management contracts for 13 of the properties which secure the Funds' Mortgage Revenue Bonds is $1,313,864.

  CONDITIONS TO CONSUMMATION OF A MERGER

       The obligation of a Fund and a Merger Partnership to consummate a Merger and related transactions is subject to satisfaction or waiver (where permissible), on or before the Closing Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority and the making of all filings and notices required for the consummation of such Merger and related transactions, (iii) the approval of such Merger and related transactions by the BAC Holders of such Fund, (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions and (v) the receipt of a final and non-appealable order of a court of competent jurisdiction approving the settlement of the cases captioned Zakin v. Dockser
                                                               ----------------
  et al. and Wingard v. Dockser et al. filed in connection with the Mergers, as
  ------     -------------------------
  such settlement is set forth in the Memorandum of Understanding, dated January 31, 1996. See "LITIGATION."

       The obligation of a Fund to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the applicable Merger Partnership.

       The obligation of a Merger Partnership to consummate a Merger and related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the maximum Adjustment Amount relating to a shortfall in Available Cash, shall not have exceeded, with respect to Fund I-II, $319,200 in the case of Series I, and $453,426 in the case of Series II, and, with respect to Fund III, $736,158, (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith, (iii) the Financing (as defined) having been consummated in accordance with the terms of the Commitment (as defined), (iv) the absence of a material adverse change in the condition of such Fund or an applicable Owner Partnership (as defined), and (v) both Mergers being closed concurrently.

  TERMINATION OF A MERGER AGREEMENT

       A Merger Agreement may be terminated and a Merger and related transactions may be abandoned, at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if:
  (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by June 30, 1996 (the "Termination Date") (so long as the terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or (iii) the BAC Holders of such Fund do not approve and adopt such Merger and related transactions.

       A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Fund, if, among other things, a Merger Partnership (i) fails to perform in all material respects its obligations under the Merger Agreement, and (ii) if a Merger Partnership fails to deliver a Commitment Letter executed by a financial institution providing for financing for the Merger and related transactions by the commitment date (the "Commitment Date"), which is the earlier of May 1, 1996 or the date (the "Mailing Date") this Proxy Statement is first mailed to BAC Holders. See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSALS -- The Financings."

       A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and related transactions, by a Merger Partnership if: (i) a Fund or its General Partner shall have (a) withdrawn, amended or modified its recommendation of such Merger and related transactions, or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or such Owner Partnerships as defined, (iv) if such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated Actions") without the prior written consent of such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount and (v) the representations and warranties of such Fund and such Owner Partnerships are not true and correct in all material respects at any time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date.

       A Merger Agreement may be amended by the written agreement of each of the parties thereto before or after the BAC Holders have approved of a Merger and related transactions, provided that, after approval by such BAC Holders, no such amendment may adversely affect the interests of such BAC Holders unless such amendment is also approved by such BAC Holders.

  DEPOSIT

       On the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow deposits (the "Deposits") of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which Deposits are being held in escrow by Chicago Title Insurance Company (the "Escrow Agent"), an independent third party, pursuant to the terms of escrow agreements. A Deposit will be paid to a Fund under certain circumstances in the event that a Merger Partnership fails to perform certain of its obligations under the applicable Merger Agreement.

  FEES AND EXPENSES

       In the event a Merger Agreement is terminated or abandoned, under the specified circumstances described below, a Fund may be liable for the payment of a fee equal to $2,250,000 with respect to such terminated or abandoned Merger Agreement.

       Such fee is payable only when a Merger Agreement is terminated or abandoned, and

       (i) such termination or abandonment resulted from the acceptance by its General Partner, pursuant to its fiduciary duties, of a third party offer (a "Fiduciary Out Termination"), the breach by such Fund of its covenant not to solicit or encourage third party offers regarding business combinations or a willful and material breach by such Fund of any of its covenants and agreements (other than its representation and warranties); or

       (ii) from the date of such Merger Agreement and prior to or concurrently with such termination or abandonment, there shall have occurred an event (a "Triggering Event") relating to a tender or exchange offer for any class of BACs at a price higher than the price to be paid in a Merger, a business combination with or involving such Fund, or failure by such Fund to support such Merger, or the acquisition by any Designated Person (as defined in such Merger Agreement) of at least one-third of any class of outstanding BACs of such Fund; or

       (iii) within 270 days from the date of termination or abandonment of such Merger Agreement, a Triggering Event shall have resulted in such Fund or the holders of any class of such Fund's BACs receiving consideration (determined on a per BAC basis) in excess of the amount to be paid in such Merger.

       The payment of such fee and the payment of expenses shall be the sole remedy available to a Merger Partnership for breach of a Merger Agreement by a Fund or any applicable Owner Partnership and shall be made as liquidated damages in full satisfaction of such Fund's or such Owner Partnership's liabilities or obligations under such Merger Agreement.

       If a Merger Agreement is terminated or abandoned due to (i) a Fiduciary Out Termination, (ii) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties), (iii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, or
  (iv) a termination of such Merger Agreement by such Merger Partnership because such Fund shall have settled Designated Actions for an amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, and its financing sources and consultants to the Merger Partnership and its affiliates) in connection with such Merger and related transactions and this Proxy Statement. If a closing shall occur under one, but not the other Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to such terminated Merger Agreement and for one-half of all expenses which cannot be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event, however, shall the amount paid to reimburse expenses exceed $2,000,000.

       Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and the applicable Owner Partnerships are not true and correct in all material respects, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinion and the related legal and accounting fees, (ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of such Fund's General Partner and such General Partner's affiliates.

       In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear their own expenses.

       See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL--The Mergers" for a detailed discussion of the terms and conditions of the Merger Agreements.

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       For federal income tax purposes, the transfer of the Mortgage Revenue Bonds in connection with the financing for the Mergers will result in the Funds recognizing significant long term capital losses which will be allocated to BAC Holders. The payment of the Redemption Price to the BAC Holders will constitute, for federal income tax purposes, a redemption of the BAC Holders interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Although there will be minor differences as a result of the Mergers, the BAC Holders for federal income tax purposes will essentially realize a capital gain or loss equal to the difference between their original purchase price for their BACs and the cash received as a result of the Merger.

  REMOVAL AND REPLACEMENT OF GENERAL PARTNERS.

       In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and vote upon a proposal to remove the General Partner of such Fund immediately prior to the Mergers and simultaneously to elect CAPREIT GP as general partner in its stead. In connection with the removal of the General Partners, CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest in a Fund. See "INTERESTS OF CERTAIN PERSONS IN THE MERGERS" and "THE TRANSACTION PROPOSALS-- NEW PARTNER PROPOSAL.

  AMENDMENTS TO AGREEMENTS OF LIMITED PARTNERSHIP

       In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and vote upon a series of amendments to the respective Partnership Agreements of such Fund to authorize expressly (a) the Mergers and the Merger Agreements and the transactions contemplated thereby, and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee immediately prior to or concurrently with the consummation of the Mergers in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner. The full text of the proposed amendments to the

  Partnership Agreements of each of the Funds are included as Appendices C-1 and C-2, respectively, to this Proxy Statement. See "THE TRANSACTION PROPOSALS -- AMENDMENT PROPOSAL."

  THE FINANCING

       The funds required to pay for the redemption of the BACs in the Merger and to pay related fees and expenses will be provided by CAPREIT and the proceeds of the sale of certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds, following consummation of the Mergers, will cause the Mortgage Revenue Bonds to be contributed and CAPREIT will contribute an additional bond issue. The interests in the Trusts to be sold will have the benefit of credit and liquidity support from third party financial institutions which is to be arranged and guaranteed in part by CAPREIT and certain of its affiliates. The obligations of CAPREIT and its affiliates with respect to such credit support will be secured by subordinate mortgages on the properties securing the Mortgage Revenue Bonds plus the additional bond issue to be contributed to the Trusts by CAPREIT, as well as by mortgages on seven other properties owned by affiliates of CAPREIT and pledges by CAPREIT and its affiliates of the equity ownership interests in the properties securing the Mortgage Revenue Bonds and the residual interest in each Trust. See "THE TRANSACTION PROPOSALS -- THE MERGER PROPOSAL-- The Financing."

  INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

       The Merger Agreements also provide that on the closing date of the Mergers (the "Closing Date"), CAPREIT or its designee will acquire the accrued mortgage servicing and administrative fees (the "Accrued Fees") which are payable to certain affiliates of the General Partners by certain partnerships affiliated with the General Partners (the "Owner Partnerships"), to which certain of the properties securing 15 of the Mortgage Revenue Bonds had been assigned or transferred by deed in lieu of foreclosure or otherwise, subject to the existing indebtedness, upon default by the original borrowers, to CRI through June 30, 1995, and to CRIIMI MAE Services Limited Partnership ("CRIIMI"), the general partner of which is a subsidiary of CRIIMI Mae Inc., a public company affiliated with the General Partners, from July 1, 1995 through the Closing Date. The consideration payable to CRI for such Accrued Fees is, with respect to Fund I-II, $511,680 in the case of Series I, and $770,835, in the case of Series II, and, with respect to Fund III, $667,485, which amounts represent, in the aggregate, approximately 42% of the Accrued Fees payable to CRI. The consideration payable to CRIIMI for the Accrued Fees is, with respect to Fund I-II, $265,968, in the case of Series I, and $391,296 in the case of Series II, and with respect to Fund III, $566,676, representing all of the Accrued Fees payable to CRIIMI through June 30, 1996. If the Closing Date occurs after June 30, 1996, the amounts payable to CRIIMI will increase by the amount of the estimated Accrued Fees for each month after June 30, 1996 through the Closing Date.

       The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest.

       William B. Dockser and H. William Willoughby are the sole shareholders, directors and Chairman of the Board and President, respectively, of CRI, and are 5.1% and 4.7% shareholders, respectively, directors and Chairman of the Board and President, respectively, of CRIIMI Mae Inc., a public company that owns CRIIMI.

       In connection with the Mergers, CAPREIT has agreed to pay the General Partner of each Fund $500,000 for its general partner interest. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately .01% of the $500,000 to be paid to the Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to the Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of certain current and former employees of CRI.

       Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the the Owner Partnerships. The owners of the interests in each of the Owner Partnership have agreed to either (a) sell, assign and transfer the partnership interest in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years of the Closing Date at the then fair market value (defined as the proportionate interest of such limited partner in the value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its options, such increase in value may benefit the owners of the Owner Partnerships.

       CAPREIT Residential is currently the property manager for 14 of the 18 properties securing the Mortgage Revenue Bonds. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

  MARKET PRICE DATA

       The BACs are listed on the AMEX under the symbols CRA for Fund I-II, Series I, CRB for Fund I-II, Series II, and CRL for Fund III. On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing prices per BAC as reported on the AMEX Composite Tape were $11.75, $10.875 and $12.00, respectively. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing prices per BAC as reported on the AMEX Composite Tape were $12.875, $12.625 and $13.375, respectively. As of _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing prices per BAC as reported on the

  AMEX Composite Tape were $___________, $______________ and $_____________, respectively. See "MARKET PRICE DATA."

                              GENERAL INFORMATION

  TIME AND PLACE OF THE SPECIAL MEETINGS

       These proxy materials are being furnished to the holders (the "BAC Holders") of Beneficial Assignee Certificates ("BACs") in Series I and II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership, a Delaware limited partnership ("Fund I-II"), and BACs issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership, a Delaware limited partnership ("Fund III," and together with Fund I-II, the "Funds"), in connection with the solicitation of proxies for use at the Special Meetings of BAC Holders of each Fund to be held at 10:00 a.m. and 11:00 a.m., respectively, on [meeting date], 1996 at [location of meeting] and at any adjournments or postponement thereof (the "Special Meetings").

       This Proxy Statement is first being mailed to the BAC Holders on or about [mailing date], 1996.

  PURPOSE OF THE SPECIAL MEETINGS

       At each Special Meeting, the BAC Holders of a Fund will consider and vote upon:

         (i) A proposal (the "Merger Proposal") to approve and adopt (a) with respect to Fund I-II, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund I-II Merger Agreement"), among Fund I-II, CRITEF Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund I-II ("Fund I-II GP"), and Watermark Partners, L.P., a Delaware limited partnership which was formed by Capital Apartment Properties, Inc. ("CAPREIT") for the purposes of this Merger ("Merger Partnership") which provides for the merger of Merger Partnership into Fund I-II, and (b) with respect to Fund III, the Amended and Restated Agreement and Plan of Merger, dated as of March 14, 1996 (the "Fund III Merger Agreement," and together with the Fund I-II Merger Agreement, the "Merger Agreements"), among Fund III, CRITEF III Associates Limited Partnership, a Delaware limited partnership which is the general partner of Fund III ("Fund III GP," and together with Fund I-II GP, the "General Partners"), and Watermark III Partners, L.P., a Delaware limited partnership ("Merger Partnership III," and together with Merger Partnerships, the "Merger Partnerships") which provides for the merger of Merger Partnership III into Fund III each, a "Merger" and together, the "Mergers").

       Upon consummation of each Merger and by virtue thereof, (a) all of the BACs in the merged Fund (except as provided below) will be redeemed for cash at a redemption price of (i) with respect to Fund I-II, $14.41 per BAC in the case of Series I and $14.24 per BAC in the case of Series II and (ii) with respect to Fund III, $15.18 per BAC, in each case, subject to adjustment as described below (as adjusted, the "Redemption Price"), (b) interests in each of the Funds held by the Assignor Limited Partner of each of the Funds will be canceled and extinguished, (c) interests in each of the Funds held by CAPREIT or its designees, will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

       In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, may be increased or decreased by the amount (the "Adjustment Amount") by which Available Cash (as defined below) is greater or lower than, with respect to Fund I-II, $2,606,482 in the case of Series I, and $3,869,290 in the case of Series II, and, with respect to Fund III, $5,924,228. The maximum Adjustment Amount is, with respect to Fund I-II, $319,200 (or $0.14 per BAC) in the case of Series I, and $453,426 (or $0.14 per BAC) in the case of Series II, and, with respect to Fund III, $736,158 (or $0.14 per BAC). Based on the Adjusted Amounts, the Redemption Price per BAC, with respect to Fund I-II, would range from $14.27 to $14.55, in the case of Series I, and $14.10 to $14.38 in the case of Series II, and, with respect to Fund III, from $15.04 to $15.32. Any purchase price adjustments shall be prorated among all of the BACs of the relevant series. For purposes of calculating the Adjustment Amount, Available Cash means the amount of cash and cash equivalents held by or at the direction of a Fund after deducting any amounts then owed, accrued or reserved by such Fund for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the properties securing the Mortgage Revenue Bonds (as defined), including accrued real estate taxes and insurance); provided, that
                                                                --------
  all amounts held in tax and insurance escrows for all such properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships (as defined) shall be deemed to be part of the Available Cash.

       In arriving at the Redemption Price, the consideration to be paid to the BAC Holders in the Mergers, in each case, also will be reduced by the amount of fees and expenses awarded to counsel to the plaintiffs in certain litigation relating to the Mergers. Pursuant to the Memorandum of Understanding entered into with plaintiffs' counsel in such actions, plaintiffs' counsel will be entitled to apply to the court for an award of reasonable attorneys' fees and expenses in an amount not to exceed 20% of the aggregate merger consideration above $150,260,000 (currently expected to be $1,700,000 in the aggregate), or $0.13 per BAC for Fund I-II, Series I, $0.17 per BAC for Fund I-II, Series II, and $0.16 per BAC for Fund III. See "LITIGATION" below.

       For state law purposes, each Merger Partnership will merge with and into the Fund into which it is merging, and all assets and obligations of such Merger Partnership will be transferred by operation of law to the respective Fund as the surviving entity. In connection with and as consideration for the Mergers, each BAC Holder will have its BACs converted into the right to receive cash equal to the Redemption Price.

         (ii) A proposal (the "New Partners Proposal") to approve the removal of the General Partner of each of the Funds immediately prior to the consummation of the Merger and the simultaneous election of a newly formed, wholly owned subsidiary of CAPREIT ("CAPREIT GP") as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for their general partner interests. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS." If the Mergers are not consummated, the existing

  General Partners of the Funds will not be removed, notwithstanding the approval of the New Partners Proposal by the BAC Holders.

         (iii) A proposal (the "Amendment Proposal," and together with the New Partners Proposal and the Merger Proposal, the "Transaction Proposals") to amend the respective Agreement of Limited Partnership (the "Partnership Agreements") of each of the Funds to expressly authorize (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner in each of the Funds.

         (iv) Such other business as may properly come before the Special Meetings.

       THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM IS CONDITIONED UPON THE APPROVAL AND ADOPTION, BY SUCH BAC HOLDERS, OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY THEM.

       IN THE EVENT THAT THE BAC HOLDERS IN ONE FUND APPROVE EACH OF THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, BUT THE BAC HOLDERS IN THE OTHER FUND DO NOT APPROVE THE TRANSACTION PROPOSALS TO BE VOTED UPON BY THEM, THE MERGER PARTNERSHIPS MAY ELECT, AT THEIR SOLE AND ABSOLUTE DISCRETION, WHETHER OR NOT TO CONSUMMATE THE MERGER AND THE RELATED TRANSACTIONS WITH THE FUND WHOSE BAC HOLDERS HAVE APPROVED THE TRANSACTION PROPOSALS AND NOT WITH THE OTHER FUND.

       THE GENERAL PARTNERS HAVE APPROVED THE RESPECTIVE TRANSACTION PROPOSALS AND HAVE DETERMINED THAT THE TRANSACTION PROPOSALS ARE FAIR TO AND IN THE BEST INTERESTS OF THE BAC HOLDERS. ACCORDINGLY, THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

  RECORD DATE; VOTE REQUIREMENTS

       Only BAC Holders of record as of the close of business on [record date], 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. Each BAC Holder is entitled to one vote for each BAC owned of record by him or her. As of the Record Date, there were 2,280,000 Fund I-II, Series I BACs outstanding held by ______ BAC Holders of record, 3,238,760 Fund I-II, Series II BACs outstanding held by ______ BAC Holders of record, and 5,258,268 Fund III BACs outstanding held by _____ BAC Holders of record.

       Pursuant to the Delaware Revised Uniform Limited Partnership Act (the "DRULPA") and the respective Partnership Agreements of each of the Funds, the approval and adoption of each of the Transaction Proposals by the Funds will require the affirmative vote of a majority of such Fund's limited partners. The Assignor Limited Partner (the "Assignor Limited Partner") of each of the Funds is the sole limited partner of such Fund. The BAC Holders of each Fund are entitled to direct the vote of the Assignor Limited Partner of such Fund and, accordingly, the approval and adoption of each of the Transaction Proposals by a Fund will require the affirmative vote of a majority of such Fund's BAC Holders entitled to vote at the Special Meetings. In the case of Fund I-II, holders of Series I BACs and Series II BACs will vote together as a single class. Approval of each of the Transaction Proposals will require the affirmative vote of a majority of the combined BAC Holders of Series I and Series II (i.e., at least 2,759,381 BACs
                                                  ----
  in Fund I-II must be voted in favor of each of the Transaction Proposals). Accordingly, if a majority of such BAC Holders approve the Transaction Proposals, such Transaction Proposals will be deemed approved and adopted by Fund I-II irrespective of whether a majority of the BAC Holders in either Series I or Series II failed to vote for the Transaction Proposals.

  VOTING PROCEDURES AND PROXIES

       Each BAC Holder of record on the Record Date is entitled to cast one vote per BAC in person or by proxy at the Special Meeting or any adjournment thereof.

       The persons named in the Proxy will vote as instructed by the BAC Holder with respect to the Transaction Proposals, and will have authority, as a result of holding such Proxy, to vote in their discretion as to procedural matters relating to the Special Meetings including, without limitation, with respect to the adjournment of the Special Meeting from time to time.

       Each BAC Holder, whether voting in person or by proxy, must vote, with respect to all of such BAC Holder's BACs in a Fund, either "for," "against" or "abstain" as to each Transaction Proposal. If a BAC Holder has BACs in more than one Fund or Series, however, such BAC Holder can vote the BACs held in one Fund or Series differently from how such BAC Holder votes the BACs held in the other Fund or Series. A signed Proxy which is returned without a vote will be voted "for" each of the Transaction Proposals. The failure to return a signed Proxy or returning it with an "abstain" vote has the effect of, and is equivalent to, a vote against the Transaction Proposals. In addition, Broker non-votes (i.e., BACs not voted on a specific proposal by record holders due to the absence of specific voting instructions from the beneficial owner of the BACs) have the effect of, and are equivalent to, votes against the Transaction Proposals.

       Any Proxy may be withdrawn or changed at any time prior to the date of the Special Meetings by completing, executing and returning a Proxy indicating the changed vote. Any such withdrawal will be effective when the appropriate Fund receives a signed Proxy with a later date. A BAC Holder may also revoke a previously delivered Proxy by voting in person at the Special Meeting.

       Each BAC Holder is requested to complete and execute the Proxy in accordance with the instructions contained therein. For a Proxy to be effective, a BAC Holder must deliver his or her Proxy at any time prior to the Special Meeting of the relevant Fund or any adjournment thereof to:

             C.R.I., Inc.
             c/o Registrar and Transfer Company

             10 Commerce Drive
             Cranford, New Jersey  07016

       A self-addressed, stamped envelope for return of the Proxy has been included with this Proxy Statement.

       THE GENERAL PARTNERS URGE EACH BAC HOLDER TO VOTE--YOUR VOTE IS
  IMPORTANT.

  NO DISSENTER'S RIGHTS

       If a Merger is approved by a Fund's BAC Holders, such approval will bind all BAC Holders in such Fund including those who voted against such Merger, abstained or failed to return a completed Proxy. BAC Holders have neither a statutory nor a contractual right to elect to be paid the appraised value of their BACs. If a Merger is consummated, each BAC Holder will receive the consideration, assuming such BACs are validly tendered, set forth herein regardless of whether or not such BAC Holder approved such Merger.

  SOLICITATION OF PROXIES

       The expense of preparing, printing and mailing these proxy materials and the costs of the solicitation will be paid by the Merger Partnerships.
  Proxies are being solicited principally by mail, but proxies may also be solicited personally, by telephone, telegraph and similar means by the General Partners and their affiliates. In addition, the Merger Partnerships, on behalf of the Funds, have retained MacKenzie Partners, Inc. to assist in the solicitation of the proxies for a fee of $__________ plus out-of-pocket expenses. The Merger Partnerships will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of the BACs.

                          BAC OWNERSHIP

  PRINCIPAL BAC HOLDERS

       The Funds know of no person or "group" (as such term is used in Section 13(d) of the Exchange Act) who, as of February 29, 1996, beneficially owned more than 5% of the BACs outstanding with respect to Fund I-II or Fund III.

  MANAGEMENT

       The following table sets forth certain information concerning, to the knowledge of the Funds, all BACs beneficially owned, as of February 29, 1996, by the General Partners and each general partner of the General Partners, and by all directors and officers as a group of the corporate general partner of the General Partners. The voting and investment powers for the BACs listed are held solely by the named beneficial owner.

       The general partners of Fund I-II G.P. consist of C.R.I., Inc., a Delaware corporation ("CRI"), William B. Dockser, H. William Willoughby and Martin C. Schwartzberg. Mr. Schwartzberg, who retired from the business of the Funds effective January 1, 1990, has not acted in the capacity of a general partner since such time. See "LITIGATION". CRI is the sole general partner of Fund III G.P. Messrs. Dockser and Willoughby are the sole shareholders, directors and Chairman of the Board and President, respectively, of CRI.

          Name of                     Amount and Nature            % of total
      Beneficial Owner             of Beneficial Ownership        BACs issued
---------------------------   -------------------------------     -----------
CRITEF Associates                            None

CRITEF III Associates                        None

William B. Dockser            500 BACs in Fund I-II, Series I            0.02%
                            1,500 BACs in Fund I-II, Series II           0.05%*
                              500 BACs in Fund III                       0.01%

H. William Willoughby         None

Martin C. Schwartzberg        None

All Directors and Officers    500 BACs in Fund I-II, Series I            0.02%
as a Group (6 persons)      1,500 BACs in Fund I-II, Series II           0.05%
                              500 BACs in Fund III                       0.01%

  *Does not include 1,000 BACs in Series II, representing 0.03% of total BACs issued in Series II, owned by Saundra L. Dockser, Mr. Dockser's spouse.

       The Funds have been advised by Mr. Dockser, the only general partner, director or officer of a General Partner who owns BACs, that he will vote his BACs in favor of each of the Transaction Proposals.


                            SPECIAL CONSIDERATIONS

  PURPOSE OF THE TRANSACTION PROPOSALS

       The principal purpose and effect of the Mergers is to cause the Funds to be wholly owned and controlled by CAPREIT through the redemption of all of the BACs in each of the Funds, the removal of the General Partners and the simultaneous election of CAPREIT GP as general partner in each of the Funds in its stead, and the admission of CAPREIT or its designee as a limited partner in each of the Funds. See "THE MERGER PARTNERSHIPS--CERTAIN INFORMATION CONCERNING CAPREIT." Other than as set forth in this Proxy Statement, the General Partners have no reason for proposing the Mergers and related transactions now (as opposed to any other time) and are unaware of any material development affecting the future value of the BACs which has not been discussed in this Proxy Statement.

       In connection with the Transaction Proposals the BAC Holders are being asked to consider and vote upon (i) the Mergers and the related transactions,
  (ii) the removal of the General Partners and the simultaneous election of CAPREIT GP as general partner in its stead, (iii) the issuance of limited partner interests in each of the Funds to CAPREIT or its designee in exchange for the contribution of real property or other assets and the admission of CAPREIT or its designee as a limited partner; and (iv) certain amendments to the Agreements of Limited Partnership of each of the Funds, which amendments are desirable in order to effectuate the foregoing. In each case, the Partnership Agreement of each of the Funds or DRULPA provide that such Transaction Proposal must be approved by the affirmative vote of the BAC Holders holding a majority of the outstanding BACs of each Fund voting together as a single class.

       THE APPROVAL AND ADOPTION, BY THE BAC HOLDERS OF EACH FUND, OF EACH TRANSACTION PROPOSAL TO BE VOTED UPON BY SUCH BAC HOLDERS IS CONDITIONED ON THE APPROVAL AND ADOPTION BY SUCH BAC HOLDERS OF EACH OTHER TRANSACTION PROPOSAL TO BE VOTED UPON BY SUCH BAC HOLDERS.

       In the event the BAC Holders in one Fund approve each of the Transaction Proposals to be voted upon by such BAC Holders, but the BAC Holders in the other Fund do not approve the Transaction Proposals to be voted upon by such BAC Holders, the Merger Partnerships may elect, at their sole and absolute discretion, whether or not to consummate the Merger and the related transactions with the Fund whose BAC Holders approved the Transaction Proposals to be voted upon by such BAC Holders and not with the other Fund


  REASONS FOR THE PROPOSED MERGERS

  BACKGROUND OF THE FUNDS

       Fund I-II and Fund III were formed in August, 1986 and September, 1987, respectively, for the purpose of acquiring portfolios of tax exempt bonds issued by various state or local governments or their agencies or authorities which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments.

       The original objectives of the Funds were to: (1) provide (semi-annual, in the case of Fund I-II, and quarterly, in the case of Fund III) cash distributions that would be exempt from regular federal income tax on base interest paid on the mortgage revenue bonds held by the Funds (the "Mortgage Revenue Bonds"); (2) provide additional cash distributions that would be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which would be determined (a) on the basis of the cash flow of the mortgaged properties, or (b) to the extent that cash flow was not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either (i) the net proceeds resulting from the sale of the mortgaged properties or repayment on the redemption or remarketing of the applicable Mortgage Revenue Bond or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the Mortgage Revenue Bonds; and (3) preserve and protect each Fund's capital. Fund III has the additional objective to provide additional taxable cash distributions from payments of interest on its working capital loans.

       During 1990 through 1995, 15 of the 18 original borrowers under the mortgage loans on the properties securing the Mortgage Revenue Bonds defaulted and such properties were assigned or transferred to certain partnerships affiliated with the General Partners (the "Owner Partnerships"), subject to the existing indebtedness, by deed in lieu of foreclosure or otherwise. These mortgage loans mature in 1998 through 2000 and the General Partners currently anticipate that it is probable that the values of most of the mortgaged properties will not be sufficient to pay off the Mortgage Revenue Bonds at such time. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS." Accordingly, if market conditions warrant, the General Partners would consider seeking BAC Holder approval to extend the loan maturities beyond their present maturity dates. Due to proposed regulations of the Internal Revenue Service (the "IRS"), the General Partners cannot be sure at this time of the length of the period for which they could extend the mortgage loans without triggering a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. If an extension of the mortgage loan maturity dates is deemed a reissuance, it would most likely result in the loss of the tax exempt status of the Mortgage Revenue Bonds.

       In addition, a sixteenth mortgage loan, Observatory II in Fund I-II, Series I, went into default in 1989 and the property securing the Observatory II loan was transferred to an owner entity in 1990. In 1992, the property was subsequently sold to an unaffiliated borrower for $2,050,000 (including $450,000 in cash) and the corresponding Mortgage Revenue Bond was reduced from $4,039,000 to $1,600,000. This mortgage loan is scheduled to mature on February 11, 1998. A seventeenth mortgage loan, Paces River 2, failed to meet its obligations and the borrower and Fund III entered into a workout agreement pursuant to which the interest payments on the working capital loan were extended. The borrower fully performed its obligations under the workout agreement, which matured in March, 1996. The eighteenth mortgage loan, Washington Ridge, in Fund III, is currently paying full debt service from operations and is making quarterly contingent interest payments from available cash.

  BACKGROUND OF THE MERGERS

       On January 12, 1995, CAPREIT first approached the General Partners to discuss the possible acquisition by CAPREIT of the Funds. During their initial discussions, which took place that day and the next, CAPREIT proposed a tender offer for the BACs. No tender prices were proposed at such time.

       On or about February 10, 1995, the Funds submitted written
  Confidentiality and Non-Circumvention Agreements (the "Confidentiality Agreements") to CAPREIT as a condition for proceeding with discussions. After certain modifications to the Confidentiality Agreements, they were signed by CAPREIT on March 1, 1995. Following execution of the Confidentiality

  Agreements, CAPREIT reviewed certain documents and data provided by the Funds and studied potential acquisition structures.

       On March 22, 1996, CAPREIT advised the General Partners that it had determined that a merger of the Funds with affiliates of CAPREIT would be more beneficial for business planning and tax purposes than a tender offer. Given these considerations, CAPREIT indicated that it was in a position to offer a higher price per BAC in a merger than it would under a different acquisition structure. After CAPREIT agreed to bear the bulk of the Funds' transaction costs (other than the cost of obtaining the fairness opinions), including, but not limited to the costs of preparing and mailing this Proxy Statement and conducting the solicitation, the General Partners agreed in concept to continue to negotiate the acquisition of the Funds by CAPREIT in a merger transaction structure.

       On April 5, 1995, the General Partners met with CAPREIT to discuss the general terms of CAPREIT's acquisition proposal and the structure of the transaction. A number of issues, including the scope of the representations and warranties to be made by the Funds and the Owner Partnerships to CAPREIT, the allocation of fees and expenses of the parties, the termination fee and the conditions precedent to each party's obligation to consummate the transaction (including the requirement of obtaining favorable fairness opinions), were discussed, although no final agreements were reached. At the April meeting, the General Partners and CAPREIT agreed to suspend further discussions regarding the Mergers pending the completion of the ongoing negotiations between CAPREIT and certain affiliates of the General Partners to redeem CRI's and its affiliates' interests in AP CAPREIT in order to avoid any potential conflict of interest or the appearance thereof. At that meeting, the General Partners also advised CAPREIT that they would not resume discussions regarding the Mergers until the General Partners were more comfortable with CAPREIT's ability to secure financing.

       Over the course of the next three months, CAPREIT performed certain due diligence with respect to the Funds and held discussions with potential financing sources.

       During July 1995, the General Partners became more comfortable that CAPREIT would be able to secure financing for its proposals and resumed negotiations with CAPREIT concerning the terms of the Merger Agreements.
  These negotiations continued through July and August 1995. On August 22, 1995, CAPREIT offered to pay an aggregate amount of $145,000,000 for the BACs. Following further negotiations with the General Partners, CAPREIT and the General Partners agreed upon an aggregate price of $150,000,000 (subject to the receipt of favorable fairness opinions and approval by the BAC Holders). Over the next two weeks the parties finalized the provisions of the Merger Agreements and reviewed proposals for CAPREIT's financing.

       The Merger Agreements were signed by all the parties on September 11, 1995 and the Funds issued a press release announcing the signing of the Merger Agreements and the salient terms thereof. At that time, the General Partners also engaged Oppenheimer to render Fairness Opinions in connection with the Mergers.

       During September and October 1995, Oppenheimer inspected each of the properties which secure the Mortgage Revenue Bonds and reviewed, among other things, audited financial statements of each Fund for calendar years 1992, 1993 and 1994, and unaudited financial statements of each Fund for the six months ended June 30, 1995; 1993 and 1994 audited financial statements for each of the properties which secure the Mortgage Revenue Bonds (except for Observatory II whose unaudited financial statement for calendar years 1993 and 1994 were reviewed); unaudited financial operating statements which included actual information for the eight months ended August 31, 1995 combined with the remaining four months based on the 1995 operating budgets for each property. Oppenheimer informed the General Partners that based upon Oppenheimer's investigation and analysis as of October 1995, that the Merger consideration being offered to the BAC Holders of $13.761 per BAC for Series I in Fund I-II, $13.313 per BAC for Series II in Fund I-II, and $14.360 per BAC for Fund III, would not support a fairness determination by Oppenheimer.

       On September 22, 1995, Irving Zakin commenced a purported class action on behalf of the BAC Holders against William Dockser, H. William Willoughby, CRI, Fund I-II GP, CRITEF Inc., Fund III GP, CRITEF III, Inc., CAPREIT and each of the Funds in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14558) (the "Zakin Action"). The complaint alleged, among other things, that the price offered to the BAC Holders was inadequate, that the defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, and engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit sought to enjoin the Transaction Proposals and obtain damages and also sought to compel the defendants to maximize the price paid to the BAC Holders and consider alternatives to the Transaction Proposals.

       On October 5, 1995, David and Johanna Wingard commenced a second purported class action against the same defendants named in the Zakin Action that in the Court of Chancery of the State of Delaware in New Castle County (C.A. No. 14604) (the "Wingard Action"). The allegations of the complaint in the Wingard Action were virtually identical to the allegations of the complaint filed in the Zakin Action described above and the complaint sought virtually identical relief.

       The defendants commenced settlement discussions with counsel to the plaintiffs in both actions during October 1995, which discussions continued throughout November and December 1995.

       In connection with the proposed settlement of the Zakin and Wingard Actions negotiated with plaintiffs' counsel, during January 1996, CAPREIT and the General Partners agreed that (a) the aggregate cash consideration to be paid to the BAC Holders would be increased by $8.5 million from $150.0 million to $158.5 million (from which amount attorneys' fees and expenses to plaintiffs' counsel as awarded by the court will be paid prior to distributions to BAC Holders), subject to adjustment based on the Available Cash at closing, and (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI shall be no more than $2 million as compared with $4.023 million in the original Merger Agreements.

       Thereafter, CAPREIT continued to discuss with its financing sources the potential financing for the Mergers and to negotiate the terms thereof. On January 31, 1996, the parties entered into amendments to the Merger Agreements providing for the improved merger terms described above. At the same time, the defendants and the plaintiffs and their respective attorneys entered into a Memorandum of Understanding (the "Memorandum") setting forth the proposed settlement of the Zakin and Wingard Actions, including the complete discharge, settlement and release by the plaintiffs on behalf of the entire class of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers. The parties to the Memorandum agreed to use their best efforts to execute an appropriate Stipulation of Settlement (the "Stipulation") and such other documents as may be required in order to obtain approval by the court of the settlement. After the Stipulation is executed and the court has granted preliminary approval of the settlement, a class action notice will be sent to members of the putative class, and the parties to the Memorandum will present the proposed settlement to the Court for final hearing and approval. See "LITIGATION".

       During February 1996, the General Partners again asked Oppenheimer to review the fairness of the transactions based on the improved Merger terms outlined above. At such time, Oppenheimer reviewed the 1995 annual unaudited financial operating statements and certain other updated information.

       During the first two weeks of March 1996, following further analysis of the Funds' assets and in connection with additional discussions with Oppenheimer relating to the Fairness Opinions, it appeared that the portion of the aggregate Redemption Price that had theretofor been allocated to Fund I-II, Series II, was disproportionately low. As a result, the Fund I-II GP held further discussions with CAPREIT which resulted in an increase in the aggregate consideration to be offered to the Series II BAC Holders in Fund I-II of approximately $260,000.

       On March 14, 1996, Oppenheimer delivered the Fairness Opinions to the Funds. See "FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC."

       Under the terms of the Memorandum, the plaintiffs' counsel reviewed and approved of this Proxy Statement prior to its mailing.

  ALTERNATIVES TO THE MERGER

       During 1995 and 1996 the General Partners received indications of interest from three parties other than CAPREIT with respect to a possible acquisition by such party of the assets of the Funds. No formal proposals were received. The General Partners concluded that the consummation of a transaction with two of those other parties was unlikely and have requested that the third such party execute a confidentiality agreement and provide evidence of its financial capability. As of the date of this Proxy Statement, such third party has not executed a confidentiality agreement nor provided evidence of its financial capability.

       If a proposed Merger with a Fund is not consummated, the General Partners currently intend to maintain operations of such Fund consistent with the past until the mortgage loans mature. The General Partners currently believe that it is probable that the full amount of BAC Holder invested capital may not be recoverable on most of the Mortgage Revenue Bonds when the loans mature in 1998 through 2000. In order to realize a greater amount of the BAC Holder invested capital, it may be advisable, with BAC Holder consent, to hold certain of the properties securing the Mortgage Revenue Bonds beyond the maturity dates of the mortgage loans. Due to proposed IRS regulations, it is uncertain at this time whether an extension of the mortgage loans, together with other modifications that might be appropriate in connection with such extension, would trigger a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to the reissuance; however, there can be no assurance that such issuers would do so or would not impose additional requirements that would have an adverse effect on the properties.

       Alternatively, the General Partners could seek BAC Holder consent to refund the Mortgage Revenue Bonds when the loans mature. The issuers of the Mortgage Revenue Bonds would have to consent to such refundings and they could possibly require additional income restrictions or requirements on the properties. A refunding would result in a write-down of unpaid base interest and principal. Also, bond refundings generally have even greater transaction costs than the sale of real estate, and refundings of the Mortgage Revenue Bonds secured by properties held by Owner Partnerships (15 of the 18 properties) could increase the likelihood of the Owner Partnerships sharing in future appreciation of the properties. There can be no assurance that BAC Holder approval or issuer consent for any such refunding would be obtained.

       If the mortgage loans are not paid off or extended as the mortgage loans mature, the properties held by the Owner Partnerships could be sold. Such an approach probably would have higher transaction costs, including brokers' commissions and real estate transfer taxes. Moreover, relying on a sale of the individual properties involves more risk than the proposed Mergers because it is impossible to determine now the price for which the properties could be sold or the amount of time necessary to complete such sales.

  RECOMMENDATIONS OF THE GENERAL PARTNERS

       EACH OF THE GENERAL PARTNERS HAS CONCLUDED THAT THE TRANSACTIONS CONTEMPLATED BY EACH OF THE TRANSACTION PROPOSALS ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE BAC HOLDERS, AND RECOMMENDS THAT THE BAC HOLDERS SHOULD APPROVE THE TRANSACTION PROPOSALS FOR THE FOLLOWING REASONS:

       . The unadjusted cash consideration being offered to the BAC Holders in the Mergers represents a premium of approximately 22.6%, in the case of Fund I-II, Series I, 30.9%, in the case of Fund I-II, Series II and 26.5%, in the case of Fund III, over the market price of BACs, as of September 8, 1995, the last trading day prior to the initial public announcement of the Mergers. In recommending the approval of the Mergers, the General Partners have given the most weight to this factor. The General Partners also considered the historical highest closing prices of the BACs prior to September 8, 1995.

       .     The General Partners gave due consideration to and relied upon the written fairness opinions of Oppenheimer to the BAC Holders of Series I of Fund I-II and Series II of Fund I-II and to the BAC Holders of Fund III, respectively, each dated March 14, 1996 (collectively, the "Fairness Opinions") that, subject to the assumptions and limitations set forth therein, the Redemption Price offered to such BAC Holders in the Mergers is fair to such BAC Holders from a financial point of view.

       .     Counsel to the plaintiffs in the Zakin and Wingard Actions who questioned the sufficiency of the consideration originally offered to the BAC Holders negotiated improved terms of the Merger, including the Redemption Prices now being offered to the BAC Holders, and have determined that the Redemption Prices are fair to the BAC Holders. The proposed Stipulation of Settlement containing the improved terms of the Mergers will be presented to the court for a determination that it is fair and reasonable.

       .     The General Partners believe that it is in the best interests of the BAC Holders to liquidate their interests in the Funds now, at a substantial premium over the market price for the BACs (as of the last trading day prior to the public announcement of the Mergers), rather than to wait an indeterminate period of time for the possible liquidation or other disposition of the Mortgage Revenue Bonds owned by the Funds at amounts which cannot now be determined.

       .     The Mergers are more attractive than other possible sale
  alternatives because they provide for the disposition of all of the Funds' assets in a single transaction, which involves lower transaction costs for the Funds.

       .     In determining to pursue a transaction with CAPREIT, the General
  Partners placed substantial weight on CAPREIT's agreement not to require that the Funds make representations as to the tax-exempt status of the Mortgage Revenue Bonds.

       .     In determining to pursue a transaction with CAPREIT, the General
  Partners also took into account CAPREIT's considerable experience and expertise in the real estate industry, its knowledge of and familiarity with the Mortgage Revenue Bonds and the properties that secure them and its financial wherewithal and sophistication.

       . Although the BACs have been listed on the Amex since 1993, there had been no significant increase in trading prices of the BACs prior to the announcement of the Mergers and no active market for the trading of BAC has developed or is expected to develop in the future.

       IN THE OPINION OF THE GENERAL PARTNERS, THE TRANSACTION PROPOSALS REPRESENT THE BEST ALTERNATIVES FOR THE BAC HOLDERS AT THIS TIME. FAILURE TO APPROVE THE TRANSACTION PROPOSALS AT THIS TIME COULD HAVE THE FOLLOWING ADVERSE CONSEQUENCES:

       .     Waiting for a possible liquidation or other disposition of the assets of the Funds, whether through a bulk sale or dispositions of individual assets, may result in the BAC Holders receiving less consideration than the consideration being offered in the Merger. There can be no assurance as to whether or when any such liquidation or dispositions might occur.

       .     The General Partners currently believe that it is probable that the full amount of BAC Holder invested capital will not be recoverable on most of the Mortgage Revenue Bonds. In order to realize a greater amount of the BAC Holder invested capital, it may be advisable, with BAC Holder consent, to hold certain of the properties beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed IRS regulations, it is uncertain at this time whether an extension of the mortgage loans, together with other modifications that might be appropriate in connection with such extension, would trigger a deemed reissuance for federal income tax purposes. Any reissuance without the cooperation of the Mortgage Revenue Bond issuers would result in the loss of the tax-exempt status of the Mortgage Revenue Bonds. Such issuers might cooperate and consent to such modifications; however, there can be no assurance that they would do so or would not impose additional requirements that would have an adverse effect on the properties.

       .    The Funds do not currently have the financial resources and asset base to pursue an alternative transaction on their own that would provide as much benefit to the BAC Holders as the Mergers.

       In addition to the above factors, the General Partners have given due consideration to certain other factors in concluding that the proposed Mergers are fair to, and in the best interest of, the BAC Holders. See, "--FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.", "MARKET PRICE DATA FOR FUND I-II", "MARKET PRICE DATA FOR FUND III" and "LITIGATION".

       THE GENERAL PARTNERS RECOMMEND THAT THE BAC HOLDERS VOTE "FOR" EACH OF THE TRANSACTION PROPOSALS.

  FAIRNESS OPINIONS OF OPPENHEIMER & CO., INC.

       Fund I-II and Fund III retained Oppenheimer to render its opinions as to the fairness, from a financial point of view, of the Redemption Prices being offered to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III. The General Partners did not place any limitation on the scope of Oppenheimer's investigation or review. In connection with its engagement, Oppenheimer was not requested to serve as financial advisor to the General Partners, Fund I-II or Fund III or to assist the General Partners in the merger negotiations or in the negotiations of the related transactions involving the General Partners and their affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders of any of the Funds regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other expressions of interest to the General Partners by third parties with regard to any alternative transactions (see "SPECIAL CONSIDERATIONS -- REASONS FOR THE PROPOSED MERGER -- Alternatives to the Merger"), and Oppenheimer expresses no opinion on any such alternative transaction, including whether such alternative transaction may be superior for the BAC Holders to the transactions contemplated herein. Also, Oppenheimer was not requested to and did not analyze or give any effect to the impact of any federal, state or local income taxes to the BAC Holders arising out of the transactions contemplated herein. In determining the fairness of the Redemption Price, the General Partners did not request that Oppenheimer take into account the consideration to be paid to or other benefits to be received by the General Partners and their affiliates, including CRI or CRIIMI, in connection with the transactions contemplated herein and Oppenheimer expresses no opinion thereon.

       Oppenheimer, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. The General Partners issued requests for proposals concerning the fairness opinions to four investment banks. The selection of Oppenheimer was based on several factors, including price, experience and the presentation of its intended analyses.

       In rendering the Fairness Opinions which are dated March 14, 1996, and as the basis therefor, Oppenheimer, among other things, reviewed: the Merger Agreements, as amended; a draft of this proxy statement dated March 14, 1996; phase I environmental reports prepared for each property by Law Engineering and Environmental Services, Inc.; engineering reports prepared for each property by Law Engineering and Environmental Services, Inc. and Valcon Construction Consultants, Inc.; construction and site inspection reports for each property prepared by The Related Companies; audited financial statements of each Fund for calendar years 1992, 1993 and 1994; audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for calendar years 1992, 1993 and 1994 (except Observatory II whose unaudited financial statements for calendar years 1993 and 1994 were reviewed); documents relating to the Mortgage Revenue Bonds; and certain financial and other information relating to Fund I-II and Fund III that was publicly available or furnished to Oppenheimer by the General Partners, including 1995 property operating budgets, 1995 annual unaudited financial operating statements, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partners or their representatives, or by CAPREIT Residential, which manages 14 of the 18 properties. Oppenheimer has also reviewed a written analysis prepared by counsel to the General Partners relating to those portions of the limited partnership agreements for Fund I-II and Fund III which govern the distribution of proceeds of the respective Funds upon the liquidation or sale of all or substantially all of their assets. In addition, Oppenheimer also held discussions with the General Partners and their representatives, including employees of CRI, inspected each of the properties which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located, conducted such other investigations, financial analyses and studies, and reviewed such other information and factors as it deemed appropriate for the purposes of the Fairness Opinions.

       In rendering the Fairness Opinions, Oppenheimer relied, without assuming responsibility for independent verification, on the accuracy and completeness of all financial and operating data, financial analyses, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partners. With respect to financial forecasts utilized by Oppenheimer, the General Partners represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II or Fund III, nor was Oppenheimer furnished with any such evaluation or appraisal.

       In addition, Oppenheimer assumed, in accordance with estimates provided by the General Partners, that the Redemption Prices will reflect a reduction for fees and expenses awarded to plaintiffs' counsel in the Zakin and Wingard Actions of $0.13, $0.17 and $0.16 in the case of the Series I BAC Holders in Fund I-II, the Series II BAC Holders in Fund I-II and the Fund III BAC Holders, respectively. The resulting estimated Redemption Prices, which were used by Oppenheimer in its analysis, were $14.28, $14.07 and $15.02, respectively.

       The following paragraphs summarize the significant quantitative and qualitative analyses performed by Oppenheimer in arriving at the Fairness Opinions. Oppenheimer considered all such quantitative and qualitative analyses in connection with its valuation analysis, and no one method of analysis was given particular emphasis.

       1. Capitalization Rate Valuation Analysis. Oppenheimer assumed that each Fund obtained direct ownership of those properties presently owned by the Owner Partnerships which secure its Mortgage Revenue Bonds effective December 31, 1995 and commenced an orderly liquidation of the properties immediately thereafter. Oppenheimer applied capitalization rates ranging from 9.0% to 10.25% to the net operating income after capital expenditures ("Cash Flow") estimated for each such property for 1995 to determine a range of its capitalized values. Oppenheimer believes that a capitization rate analysis provides a basis for estimating what a real estate investor would be willing to pay for a particular property. To the range of capitalized property values, Oppenheimer added the estimated value (as determined utilizing the methodology described below at "4. Valuation of the Performing Mortgage Revenue Bonds") of the Funds' remaining performing Mortgage Revenue Bonds, if any, and the estimated value, projected as of June 30, 1996, of the Funds' other assets consisting of cash balances, marketable securities and minimum required reserve balances less estimated accrued expenses and other liabilities, estimated distributions payable to BAC Holders and the estimated value, as of June 30, 1996, of the Owner Partnerships' other assets (together, the "Other Assets"), less a factor for cost of sale, to determine the total value of the Funds. Under this methodology, the implied equity values of Fund I-II, Series I, including the estimated value of its remaining Mortgage Revenue Bonds and the estimated value of its Other Assets, was $ 13.455 to $ 14.741 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, the implied equity value of Fund I-II, Series II, including the estimated value of its Other Assets, was $ 13.826 to $ 15.220 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and the implied equity value of Fund III, including the estimated value of its remaining performing Mortgage Revenue Bonds and the estimated value of its Other Assets, was $ 14.238 to $ 15.436 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes the capitalization rate analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, in the Mergers was within the range of values indicated by such analysis.

       2. Discounted Cash Flow Analysis. Oppenheimer performed a discounted cash flow analysis of (i) the present value of the forecasted Cash Flows from those properties owned by the Owner Partnerships from future operations, and
  (ii) the present value of the proceeds of sale of the property at the conclusion of the forecast period. In completing its analysis, Oppenheimer utilized financial and operating forecasts of each property's estimated Cash Flow for the period 1996 to 2000 and applied discount rates of 11% to 12% to forecasted Cash Flow and to forecasted residual value which was based upon capitalizing forecasted Cash Flow for the year 2001 at 10% to 11.25%. To the resulting range of values, Oppenheimer added the estimated value of the Funds' three remaining performing Mortgage Revenue Bonds, and the estimated value, projected as of June 30, 1996, of the Funds' Other Assets. Oppenheimer's analysis indicated a range of values for Fund I-II, Series I, of $ 13.620 to $
  14.781 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of values for Fund I-II, Series II, of $ 14.053 to $15.314 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of values for Fund III, of $ 14.525 to $
  15.629 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes the discounted cash flow analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within the range of values indicated by such analysis.

       3. Valuation of the Funds on a Continuing Basis. Oppenheimer performed a discounted cash flow analysis of the Funds assuming each Fund obtained ownership of those properties presently owned by the Owner Partnerships upon the date the individual loan was scheduled to mature and commenced an orderly liquidation of such properties immediately thereafter. Using the methodology described above (see "2. Discounted Cash Flow Analysis"), Oppenheimer estimated the future value of such properties, which it discounted to present value utilizing discount rates of 11% to 12%. To the resulting range of values, Oppenheimer added the estimated present value of the Fund's remaining performing Mortgage Revenue Bonds, if applicable, assuming the Mortgage Revenue Bonds were repaid in full by the borrower upon the scheduled maturity of the loan, and the present value of each Fund's Other Assets. Oppenheimer's analysis indicated a range of implied present equity values for Fund I-II, Series I of $ 12.927 to $ 14.015 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of implied present equity values for Fund I-II, Series II of $ 13.312 to $ 14.495 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of implied present equity values for Fund III of $ 14.156 to $
  15.217 per BAC as compared to the estimated Redemption Price of Fund III of $15.02. Oppenheimer believes this analysis supports its fairness determination because the estimated Redemption Price for each Series or Fund, as the case may be, was within or greater than the range of values indicated by such analysis.

       4. Valuation of the Mortgage Revenue Bonds. Oppenheimer valued the Funds' three performing Mortgage Revenue Bonds by projecting the current interest and contingent interest to be received by the Funds from January 1, 1996 through the scheduled maturity of the loans securing such Mortgage Revenue Bonds. Oppenheimer then discounted the projected payments to present value utilizing discount rates of 6.5% to 9.5%, which Oppenheimer estimated to be the current yield for comparable mortgage revenue bonds having similar maturities and investment characteristics, including debt service coverage ratios. In addition, Oppenheimer discounted the estimated principal to be received by the Funds at the scheduled maturity of the Mortgage Revenue Bonds to present value at the above stated discount rates. This methodology was used to determine the values of the three performing Mortgage Revenue Bonds as applied in the analysis described above under "1. Capitalization Rate Analysis," "2. Discounted Cash Flow Analysis" and "5. Valuation of the Bonds as if Reissued."

       5. Valuation of the Bonds as if Reissued. Oppenheimer analyzed the potential economic benefits to be received by each Fund through the reissuance of its non-performing Mortgage Revenue Bonds. Based upon an analysis of the documentation underlying each Mortgage Revenue Bond, the Funds may seek to reissue the Mortgage Revenue Bonds by remarketing them, without restrictions as to purchasers, by having the Mortgage Revenue Bonds rated by a recognized rating agency and obtaining a AA or comparable rating and by providing each purchaser with an Official Statement. Alternatively, the Funds may seek to reissue the Mortgage Revenue Bonds without obtaining such rating by remarketing the Mortgage Revenue Bonds solely to institutional investors. Oppenheimer estimated the value of the Mortgage Revenue Bonds as if reissued by utilizing, to the extent possible, the rating and valuation methodology that would be employed by a rating agency in evaluating a similar mortgage revenue bond for the purpose of assigning a AA rating. Alternatively, Oppenheimer estimated the value of the Mortgage Revenue Bonds as if re-issued by utilizing, to the extent possible, the valuation methodology that would be employed by an institutional investor in evaluating the purchase of a mortgage revenue bond having similar characteristics to the Mortgage Revenue Bonds. To the resulting value, Oppenheimer added the estimated value of each Fund's remaining Mortgage Revenue Bonds, if applicable, and the value of each Fund's Other Assets. Oppenheimer analysis indicated a range of implied equity values for Fund I-II, Series I of $11.063 to $11.519 per BAC as compared to the estimated Redemption Price for Fund I-II, Series I of $14.28, a range of implied equity values for Fund I-II, Series II of $10.475 to $10.937 per BAC as compared to the estimated Redemption Price for Fund I-II, Series II of $14.07, and a range of implied equity values for Fund III of $12.244 to $12.625 per BAC as compared to the estimated Redemption Price for Fund III of $15.02. Oppenheimer believes application of this methodology supports its fairness determination because the Redemption Price for each Series or Fund, as the case may be, was greater than the range of values indicated by such analysis.

       Oppenheimer considered but did not conduct a comparative merger analysis as Oppenheimer did not believe this `analytical methodology was appropriate. Oppenheimer's review of publicly available information on recent mergers and acquisitions indicated that there had been no similar acquisitions or mergers of entities having comparable investment objectives and business strategies announced or completed.

       Oppenheimer has analyzed the trading of each of the Funds' stock on the American Stock Exchange from January 1, 1995 through December 31, 1995 and noted that the Redemption Price to the BAC Holders of Series I and Series II of Fund I-II and to the BAC Holders of Fund III upon consummation of the Mergers represents a substantial premium over the market price of the

  BACs as of September 8, 1995, the last trading day prior to the public announcement of the Mergers.

       The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analyses or summary description. Accordingly, Oppenheimer believes its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Fairness Opinions. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less than as set forth herein. Also, analyses relating to the values of the properties or the Mortgage Revenue Bonds do not purport to be appraisals or to reflect the prices at which the properties or the Mortgage Revenue Bonds may actually be sold.

       In connection with the preparation of the Fairness Opinions, Oppenheimer also assumed, as set forth in the financial forecasts referred to above, that the actual Adjustment Amount for Series I and Series II of Fund I-II and for Fund III does not exceed the maximum Adjustment Amount for such Series or Fund, as the case may be. Oppenheimer also assumed that prior to the consummation of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements. See "GENERAL INFORMATION--PURPOSE OF THE SPECIAL MEETINGS."

       Oppenheimer's Fairness Opinions, each dated March 14, 1996, were based solely upon the information available to it and the economic market and other circumstances that existed as of the date of such Fairness Opinions. Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinions. Oppenheimer has not undertaken to reaffirm or revise the Fairness Opinions or otherwise comment upon any events occurring after the date thereof.

       As compensation for its Fairness Opinions with respect to the Mergers, Oppenheimer will receive an aggregate fee of $500,000 ($250,000 per Fund), consisting of a $83,333.33 retainer paid at the time of its engagement, $250,000 paid upon delivery of its Fairness Opinions, and $166,666.67 payable upon consummation of the Mergers. The Funds have also agreed to reimburse Oppenheimer for its reasonable out-of-pocket expenses, including attorneys' fees, and to indemnify Oppenheimer against certain liabilities incurred in connection with its services, including certain liabilities under the federal securities laws.

       During late 1993, Oppenheimer and its affiliate, Oppenheimer International, Ltd., served as co-managers and co-underwriters of an unsuccessful public offering of CAPREIT, which at that time was an affiliate of the General Partners. Since such date, Oppenheimer has rendered no investment banking services to CAPREIT. The engagement terminated in January, 1994 prior to acquisition of CAPREIT by AP CAPREIT, the owner of 99.83% of the outstanding capital stock of CAPREIT. There is no active relationship between Oppenheimer and Funds other than the engagement to render fairness opinions with respect to the Mergers.

               INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

       The Merger Agreements provide that on the closing date of the Mergers (the "Closing Date"), CAPREIT or its designee will acquire the accrued mortgage servicing and administrative fees (the "Accrued Fees") payable by the Owner Partnerships to CRI, for fees accrued through June 30, 1995, and to CRIIMI MAE Services Limited Partnership ("CRIIMI"), whose general partner is a subsidiary of CRIIMI Mae Inc., a public company affiliated with the General Partners, for fees accrued from July 1, 1995 through the Closing Date. The consideration payable to CRI for such Accrued Fees is $511,680 in the case of Fund I-II, Series I and $770,835 in the case of Fund I-II, Series II, and $667,485 in the case of Fund III, which represents, in the aggregate, approximately 42% of the Accrued Fees payable to CRI. The consideration payable to CRIIMI for the Accrued Fees is, with respect to Fund I-II, $265,968 in the case of Series I, and $391,296 in the case of Series II, and, with respect to Fund III, $566,676, representing the full amount of such fees and in each case, will be increased to reflect the fees accrued for the account of CRIIMI if the closing of the Mergers does not occur prior to June 30, 1996 at the rate of, with respect to Fund I-II, $22,164 per month in the case of Series I, and $32,608 per month in the case of Series II, and with respect to Fund III, $47,223 per month, estimated to be the full amount of the fees which will accrue after June 30, 1995.

       The payment of the Accrued Fees is subordinated on a current basis, loan by loan, to the payment of full base interest, plus any unpaid base interest and interest thereon, on the mortgage loans. In the absence of the Mergers, the Accrued Fees would not be payable until the earlier of (i) repayment of any unpaid base interest and interest thereon from increased cash flow of a property or (ii) prepayment or maturity of the respective loan or the sale, refinancing or other disposition of the respective loan or sale, refinancing or other disposition of the respective property that secures the Mortgage Revenue Bond after debt repayment in full of principal and accrued base interest.

       William B. Dockser and H. William Willoughby are the sole shareholders and directors and Chairman of the Board and President, respectively, of CRI, and beneficially own 5.1% and 4.7%, respectively, and are directors and Chairman of the Board and President, respectively, of CRIIMI Mae Inc., a public company that owns CRIIMI.

       In connection with the Mergers, CAPREIT has agreed to pay the General Partners $500,000 for their general partner interests. Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25%, and CRI will receive .01%, of the $500,000 to be paid to Fund I-II GP and Messrs. Dockser, Willoughby and Schwartzberg will each receive approximately 25% and CRI will receive approximately 1% of the $500,000 to be paid to Fund III GP in accordance with their respective partnership interests in those entities. The remaining interests in the General Partners are held by general partnerships comprised of current and former employees of CRI, including Richard L. Kadish, Chief Executive Officer, President and Director of CAPREIT, who holds a 23.23% general partner interest in a limited partner of Fund I-II GP and a 26.66% general partner interest in a limited partner of Fund III GP. Prior to joining CAPREIT in 1994, Mr. Kadish served as the Group Executive Vice President -- Multifamily Acquisition of CRI.

       The $500,000 payment to each of the General Partners represents substantially more than the General Partners would receive on account of their general partner interests in the event of the liquidation of the Funds. If the Funds were liquidated as of December 31, 1995, the Fund I-II GP would have received only a nominal amount and the Fund III GP would have received nothing.

       Messrs. Dockser and Willoughby also own, through various corporations, all of the interests in the Owner Partnerships. Each of the Owner Partnerships has agreed to either (a) sell, assign and transfer the partnership interests in, or the real property and other assets of, such Owner Partnerships to CAPREIT or its designee for no additional consideration or (b) admit CAPREIT or its designee as the managing general partner, whereupon the general partner interests of the current general partners will be converted into limited partner interests, and CAPREIT will have the option to acquire all of the limited partner interests at any time within five years from the Closing Date at the then fair market value (defined as the proportionate interest of such limited partner in the fair market value of the partnership property as encumbered by the mortgage loans) thereof. Although such interests currently have nominal value, if the fair market value of the partnership properties increases prior to the time CAPREIT exercises its option, such increase in value may benefit the owners of the Owner Partnerships.

       CAPREIT Residential is currently the property manager for 14 of the 18 properties securing the Mortgage Revenue Bonds.


                           THE TRANSACTION PROPOSALS

  THE MERGER PROPOSAL

       THE INFORMATION CONTAINED IN THIS PROXY STATEMENT WITH RESPECT TO THE MERGER AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE TEXT OF THE MERGER AGREEMENTS ATTACHED HERETO (WITHOUT SCHEDULES AND EXHIBITS) AS APPENDICES A-1 AND A-2, AND INCORPORATED HEREIN BY REFERENCE. THE BAC HOLDERS ARE URGED TO READ THE MERGER AGREEMENTS CAREFULLY.

  THE MERGERS

       The Mergers will be effected pursuant to the terms of the Merger Agreements. Upon the consummation of each of the Mergers and by virtue thereof, (a) all of the BACs in each of the Funds (except as provided below) will be redeemed in cash for the Redemption Price and the interests represented by such BACs will be canceled, (b) interests held by the Assignor Limited Partners of each of the Funds will be canceled and extinguished, (c) partnership interests in each of the Funds held by designees of CAPREIT will remain outstanding and (d) in each case, BACs held by CAPREIT and its affiliates, if any, will be converted into limited partner interests in the respective Funds and BACs held by the Funds, if any, will be canceled and no consideration will be paid therefor.

       Pursuant to the Merger Agreements, each Merger will become effective on the date (the "Effective Date") and at the time (the "Effective Time") that the applicable Certificate of Merger is filed pursuant to Delaware law. It is anticipated that the Effective Date and the Effective Time will occur as soon as practicable following the later of the completion of the Special Meetings and the receipt of a final non-appealable order of the court approving the settlement of the Zakin and Wingard Actions. Following the Effective Time and as a result of the Mergers, each of the Funds will continue in existence under Delaware law, but will be wholly owned by CAPREIT and its affiliates. Upon consummation of the Mergers, the BACs will be delisted and will no longer trade on the AMEX, and the Funds, as the surviving entities in the Merger, will cease to be separate reporting companies under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       The BAC transfer books of the Funds will be closed as of the close of business on the Effective Date and no transfer of record of BACs will be made thereafter other than the registration of transfers reflecting transfers occurring before the close of business on the Effective Date.

  THE MERGER AGREEMENTS

       Below is a description of the key terms and provisions of the Merger Agreements. The two Merger Agreements are similar in all material respects, except for certain pricing related provisions. BAC Holders should note that the consummation of the transactions contemplated in one Merger Agreement is conditioned on the consummation of the transactions contemplated in the other Merger Agreement. This condition may be waived by the Merger Partnerships in their sole discretion.

  Conditions to Consummation of the Mergers

       The respective obligations of a Fund and a Merger Partnership to consummate a Merger and the related transactions are subject to satisfaction or (where permissible, and other than clause (v) below) waiver, on or before the Closing Date (or such earlier time as specified in the condition), of certain conditions, including, but not limited to, (i) the performance, in all material respects, of the obligations of the other party or parties contained in a Merger Agreement, (ii) the receipt of all approvals and authorizations of any governmental authority required for the consummation of such Merger and related transactions, (iii) the approval of such Merger and related transactions by the BAC Holders of such Fund and (iv) the absence of any governmental action which would have the effect of preventing the consummation of such Merger and related transactions and (v) the final and non-appealable approval by a court of competent jurisdiction of the settlement of the Zakin Action and the Wingard Action on the terms set forth in the Memorandum of Understanding, dated January 31, 1996.

       The obligation of a Fund to consummate a Merger and the related transactions is subject to certain additional conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, the accuracy of the representations and warranties made by the Merger Partnership.

       The obligation of a Merger Partnership to consummate a Merger and the related transactions is subject to certain conditions, which conditions must be satisfied or waived (where permissible), including, but not limited to, (i) the maximum Adjustment Amount, relating to a shortfall in Available Cash, shall not have exceeded, with respect to Fund I-II, $319,200 in the case of Series I, and $453,426 in the case of Series II, and, with respect to Fund III, $736,158, (ii) the absence of any action, suit or proceeding seeking to materially restrain or delay the consummation of such Merger and related transactions or seeking material damages in connection therewith, (iii) the Financing (as defined) shall have been consummated in accordance with the terms of the Commitment, (iv) the absence of a material adverse change in the condition of such Fund or an applicable Owner Partnership, (v) a General Partner shall have transferred its respective general partner interest in such Fund to CAPREIT or its designee, and (vi) both Mergers being closed concurrently.

  Conduct of Businesses Pending the Mergers

       During the period from September 11, 1995 through the Closing Date (the "Pre-Closing Period"), each Fund and the applicable Owner Partnerships have agreed to conduct their respective businesses only in the ordinary course of business and consistent with past practices. In that regard, except as otherwise contemplated by a Merger Agreement, such Fund and such Owner Partnerships agreed not to sell, dispose of, pledge or encumber any of their property, and if such property is material to such Fund or such Owner Partnership, such Fund and such Owner Partnerships will not take such actions even in the ordinary course of business; amend their respective organizational documents (other than the proposed amendments of the Agreements of Limited Partnership of each Fund as described in this Proxy Statement), tax returns, Mortgage Revenue Bonds or any notes, agreements, indentures or other instruments relating to the Mortgage Revenue Bonds; declare, set aside or make any distributions with respect to any partnership interests, except that Fund I-II may accrue, on a monthly basis, $.09417 per BAC for Series I, and $.09667 per BAC for Series II, and Fund III may accrue, on a monthly basis, $.10 per BAC for calendar 1996, and pay, on a quarterly or semi-annual basis, as applicable, such accrued amount to the holders of BACs; or redeem any BACs.

       In addition, each Fund and each applicable Owner Partnership has agreed not to issue, sell or dispose of any BACs; acquire other entities; incur debt for money borrowed other than short-term debt incurred in the ordinary course of business; materially change any agreement with or arrangement relating to any material license, lease, contract or other document other than in the ordinary course of business; or authorize or effect any change in their capitalization.

       With respect to tax matters, each Fund and each applicable Owner Partnership has agreed that pending consummation of a Merger it will not make any material tax elections, change any material tax accounting method or settle or compromise any material income tax liability.

  Other Pre-Closing Covenants

       The parties to a Merger Agreement have agreed, among other things, during the pre-closing period, to use all commercially reasonable efforts to take all actions and to do all things necessary to ensure that a Merger and the related transactions are consummated. In that regard, each Fund and any applicable Owner Partnerships have agreed to provide to each Merger Partnership and its representatives reasonable access to its offices, facilities, personnel, properties, books, records and contracts and, as soon as reasonably practicable after they become available, additional financial statements.

       In addition, each Fund has agreed to take all necessary action to convene a meeting of its limited partners as soon as practicable to consider and vote on and obtain the approval of such Fund's BAC Holders for the Merger and related transactions. With respect to such meeting, each Fund and the applicable Merger Partnership have agreed to jointly prepare and such Fund has agreed to file a proxy statement and form of proxy, the costs of which shall be advanced by such Merger Partnership.

  Post-Closing Covenants

       Each Merger Partnership and CAPREIT have agreed not to cause the partnership surviving a Merger to amend any portions of any tax return of a Fund for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds and to cause the surviving partnership to not otherwise amend any tax returns of such Fund for years ending prior to the Effective Time without the consent of such Fund's General Partner or its designee, which consent shall not be unreasonably withheld. In addition, the surviving partnership, CAPREIT and the General Partners have agreed to cooperate in filing tax returns for the tax year including the period ending on the Closing Date.

  No Solicitation

       A Fund and its general partner have agreed not to solicit, initiate or invite the submission of offers from any person regarding a business combination or enter into discussions regarding the foregoing, during the period a Merger Agreement is in effect and have further agreed not to furnish information to, or otherwise cooperate with, any person seeking to do any of the foregoing.

       Notwithstanding the above, the general partner of such Fund may, if it is so required because of its fiduciary duty obligations to the BAC Holders, respond to any unsolicited inquiry or proposal from a third party regarding a business combination; provided, however, that such general partner agrees to notify the Merger Partnership of any such response or negotiations as well as afford to such Merger Partnership an opportunity to respond.

  Indemnification

       Each Merger Partnership has agreed, for a period of three and one-half years after the Effective Time, to cause the Fund, as the surviving entity in the Merger, to continue in full force and effect for the benefit of the current general partner of such Fund, an Assignor Limited Partner and their respective Affiliates (as defined in such Fund's Agreement of Limited Partnership) the provisions currently set forth in the Agreement of Limited Partnership of the Fund relating to indemnification of such general partner, such Assignor Limited Partner and their Affiliates as if such general partner and such Assignor Limited Partner continued to serve such Fund in their respective capacities. CAPREIT has agreed to guarantee the obligations of each of the surviving partnerships as if it were the indemnifying party, except that its obligations are not limited to the extent of the assets of a surviving partnership.

  Termination

       A Merger Agreement may be terminated and a Merger and the related transactions may be abandoned at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted such Merger and related transactions, by the mutual written consent of a Merger Partnership and a Fund, or by either such Merger Partnership or such Fund if: (i) a court or governmental, regulatory or administrative authority has issued a final and non-appealable order, decree, or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting such Merger and related transactions, (ii) the Effective Time shall not have occurred by June 30, 1996 (the "Termination Date") (so long as a terminating party has complied with all of its covenants and agreements contained in such Merger Agreement), or (iii) the BAC Holders do not approve and adopt such Merger and related transactions.

       A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Fund, if a Merger Partnership (i) fails to perform in all material respects its obligations under the Merger Agreement and (ii) if a Merger Partnership fails to deliver a Commitment Letter executed by a financial institution providing for financing for the Merger and related transactions by the commitment date (the "Commitment Date"), which is the earlier of May 1, 1996 or the date (the "Mailing Date") this Proxy Statement is first mailed to BAC Holders.

       A Merger Agreement may also be terminated at any time prior to the Effective Time, whether before or after the BAC Holders have approved and adopted a Merger and the related transactions, by a Merger Partnership, if:
  (i) a Fund or its general partner shall have (a) withdrawn, amended or modified their recommendation of a Merger and the related transactions or (b) taken any public position inconsistent with such recommendations, (ii) if such Fund or any applicable Owner Partnership fails to perform in all material respects its obligations under such Merger Agreement, (iii) there shall have occurred a material adverse change in the business, assets, properties, results of operations or financial or other condition or prospects of such Fund or any such Owner Partnerships; (iv) if such Fund shall have settled or compromised any lawsuits or other legal proceedings challenging such Merger Agreement ("Designated

  Actions") without the prior written consent of the such Merger Partnership, unless such settlement or compromise requires the payment of money in an amount which, when aggregated with the other amounts expended to settle or compromise Designated Actions, does not exceed an agreed upon amount, and (v) the representations and warranties of such Fund and such Owner Partnerships, irrespective of the knowledge of such Fund or such Owner Partnerships at the time of signing of such Merger Agreement regarding the truthfulness of the documents it supplied to the Merger Partnership, are not true and correct in all material respects at any time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time.

       A Merger Agreement may be amended by the written agreement of each of the parties either before or after the BAC Holders have approved of a Merger and the related transactions, provided that, after approval by the BAC Holders, no such amendment may materially adversely affect the interests of such BAC Holders unless such amendment is also approved by the BAC Holders.

  Deposit

       Pursuant to the terms of the Merger Agreements, on the business day immediately prior to the date this Proxy Statement was first mailed to the BAC Holders, CAPREIT paid into escrow deposits (the "Deposits") of $1,000,000 under each Merger Agreement ($2,000,000 in the aggregate), which amounts are being held in escrow for the benefit of each Fund by Chicago Title Insurance Company (the "Escrow Agent"), an independent third party, pursuant to the terms of the escrow agreements, the form of which agreement is attached as an appendix to the Merger Agreements. There are separate escrow agreements, with identical terms and conditions, with respect to each of the Merger Agreements.

       Pursuant to the terms of the Escrow Agreements, the Escrow Agent will pay the Deposits and any interest earned thereon (the "Escrow Funds") as follows:
  (i) if a Closing under a Merger Agreement shall occur, then the Escrow Funds held for the benefit of the applicable Fund shall be paid to CAPREIT or as CAPREIT shall direct; (ii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of such Closing to occur shall be due to: (a) the failure of any of a Merger Partnership's conditions to Closing (other than the condition that the Financing be consummated), (b) the termination of such Merger Agreement (other than where such Merger Agreement is terminated because the Effective Time has not occurred by the Termination Date or such Merger Partnership has not performed its obligations), (c) a breach of the Financing Commitment (as defined in the Merger Agreements) by the party issuing such Financing Commitment; or (d) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Escrow Fund shall be paid to CAPREIT or as CAPREIT shall direct; (iii) if a Closing under a Merger Agreement shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the Financing to be consummated, which failure occurred because of a failure of a condition to funding set forth in the Financing Commitment, then one-half of the Escrow Funds shall be paid to the Fund and one-half of the Escrow Funds shall be paid to CAPREIT or as

  CAPREIT shall direct; and (iv) if the Escrow Funds shall not be paid pursuant to (i), (ii) or (iii), then the Escrow Funds shall be paid to the Fund on the earlier of the Termination Date or the date on which such Merger Agreement was terminated.

       If the Escrow Funds are paid to a Fund, such payment shall be made to such Fund as liquidated damages in full satisfaction of all of a Merger Partnership's and CAPREIT's liabilities or obligations under a Merger Agreement, including, without limitation, the obligation to pay such Fund's expenses.

       The payment of Escrow Funds to a Fund does not necessarily mean that Escrow Funds are payable to the other Fund.

  Fees and Expenses

       In the event a Merger Agreement is terminated or abandoned, and

       (i) such termination or abandonment resulted from the breach by a Fund of its covenant not to solicit or encourage third party offers regarding business combinations, the acceptance by such Fund's general partner, pursuant to its fiduciary duties, of such third party offer (a "Fiduciary Out Termination"); or a willful and material breach by such Fund of any of its covenants and obligations (except its representations and warranties); or

       (ii) from the date of such Merger Agreement and prior to or concurrent with such termination or abandonment, (a) such Fund or its general partner enters into any letter of intent or agreement with any person (including such Fund and its affiliates and excluding such Merger Partnership and its affiliates) or group (as defined in Section 13(d) of the Exchange Act) (collectively, the "Designated Persons") regarding a (1) tender offer or exchange offer for any class of such Fund's BACs at a per BAC price in excess of the price to be paid by such Merger Partnership or (2) a business combination with or involving such Fund or its affiliates, or any transaction involving the transfer of beneficial ownership of such Fund's BACs representing at least 10% of any class of outstanding BACs, (b) such Fund or its general partner shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication (1) recommending, supporting or endorsing a proposal or plan by such Fund or a Designated Person to effect any of the foregoing transactions or (2) failing to support a Merger and the related transactions or (c) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of such Fund's outstanding BACs (the foregoing events being collectively referred to as "Triggering Events"); or

       (iii) within 270 days from the date of termination or abandonment of such Merger Agreement, a Triggering Event shall have resulted in the Fund or the holders of any class of such Fund's BACs receiving consideration (determined on a per BAC basis) in excess of the amount to be paid in such Merger;

  then the Merger Partnership will be entitled to a payment of $2,250,000 plus its reasonable expenses up to a maximum of $2,000,000.

       The payment of such fee and its reasonable payment of expenses shall be the sole remedy available to such Merger Partnership for breach of such Merger Agreement by such Fund or such Owner Partnership and shall be made as liquidated damages in full satisfaction of such Fund's or such Owner Partnerships' liabilities or obligations under such Merger Agreement.

       If a Merger Agreement is terminated or abandoned due to (i) a willful and material breach by a Fund or any applicable Owner Partnership (other than a breach of the representations and warranties), (ii) the failure by such Fund or any of such Owner Partnerships to perform in all material respects its obligations and duties thereunder, (iii) a Fiduciary Out Termination or (iv) a termination of such Merger Agreement by a Merger Partnership because such Fund shall have settled Designated Actions for an aggregate amount in excess of an agreed upon amount or such settlement or compromise contains terms to which such Merger Partnership reasonably objects, then such Fund shall bear all of its own expenses and reimburse such Merger Partnership and its affiliates for reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources and third party consultants to such Merger Partnership and its affiliates) in connection with a Merger and the related transactions and this Proxy Statement. If a closing shall occur under one, but not the other, Merger Agreement, the Merger Partnership which is a party to the terminated Merger Agreement will be reimbursed for all such expenses directly allocable to the Merger Agreement that did not close and for one-half of all expenses which can not be allocated specifically to either of the Merger Agreements but were incurred in connection with the Merger and the related transactions. In no event shall the amount paid to reimburse expenses exceed $2,000,000 per Merger Agreement.

       Unless a Merger Agreement is terminated or abandoned for the reasons specified in the preceding paragraph, or a Merger Partnership elects to terminate such Merger Agreement because the representations and warranties of a Fund and any applicable Owner Partnerships are not true and correct in all material respects (and with respect to the representations and warranties regarding the truthfulness of disclosures made to such Merger Partnership, irrespective of the knowledge of such Fund or such Owner Partnership at the time of the signing of such Merger Agreement), at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such time, then such Merger Partnership shall bear all of its own costs and expenses and it shall reimburse such Fund for all its costs and expenses incurred in connection with a Merger, the related transactions and this Proxy Statement, other than the costs and expenses of (i) the fairness opinion and the related legal and accounting fees, (ii) the legal and accounting fees incurred in negotiating such Merger Agreement and (iii) reimbursement for certain overhead costs of the general partner of such Fund and its affiliates.

       In all other cases, in the event of a termination of a Merger Agreement each of the parties shall bear their own expenses.

  TAX TREATMENT

       It is the intention of the Funds and the Merger Partnerships that the payment of the consideration to the BAC Holders will constitute, for income tax purposes, a redemption or liquidation of the BAC Holders limited partner interests in the Funds pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the consummation of the transactions contemplated by the Merger Agreements will not result in a termination of the Funds pursuant to Section 708(b)(1)(B) of the Code.

  THE FINANCING

       The funds required to pay the consideration payable to the BAC Holders in the Mergers and to pay related fees and expenses of the Merger and the Financing (as defined below) are expected to be approximately $182.4 Million. The funds required will be provided by CAPREIT and the proceeds of the sale (the "Financing") of certain beneficial ownership interests in one or more trusts (the "Trusts") to be formed at the Effective Time to which the Funds will cause to be contributed, following consummation of the Mergers, the Mortgage Revenue Bonds and CAPREIT will contribute an additional bond issue.

       Each Trust will issue two classes of certificates evidencing the beneficial ownership interests in such Trust: (i) a class of floating rate certificates in a face amount of up to 99% of the market value of the Mortgage Revenue Bonds and the additional bond issue held by such Trust (the "Floater Certificates") and (ii) a single inverse floating rate certificate in a face amount equal to the remaining market value of such Mortgage Revenue Bonds and additional bond issue (the "Residual Certificate"). The Floater Certificates are expected to be privately placed with investors by Bear, Stearns & Co. for an anticipated aggregate cash consideration of approximately $228 million, which will be used to redeem the BACs and to pay fees, expenses and other items in connection with the Mergers and the Financing. Certain funds from the Financing, together with funds provided by CAPREIT, will be used to refinance existing debt on a portion of the collateral required to be pledged by CAPREIT and its affiliates to obtain the Financing. See "--Collateral"
                                                                 ----------
  below. The Residual Certificate for each Trust will be acquired by a partnership owned, in part, by affiliates of CAPREIT.

       The Floater Certificates for each Trust will receive a portion of the interest distributed on the related Mortgage Revenue Bonds and the additional bond issue based on distribution rates on the Floater Certificates to be determined by Bear, Stearns & Co., as remarketing agent, consistent with market conditions from time to time. The Residual Certificate for each Trust will receive the balance of the interest distributed on the related Mortgage Revenue Bonds and the additional bond issue remaining after distributions on the Floater Certificates and the payment of certain ongoing fees and expenses in connection with the Financing.

  Credit Enhancement

       CAPREIT is arranging for certain financial institutions to provide credit enhancement to facilitate the issuance, sale and remarketing of the Floater Certificates. It is anticipated that a bank (the "Letter of Credit Bank") will issue one or more irrevocable letters of credit (the "Letter of Credit") in favor of the trustee for the Trusts. The Letter of Credit will provide for drawings in such amounts and at such times as are required to pay amounts due from time to time with respect to the Mortgage Revenue Bonds and the additional bond issue in the Trusts. Pursuant to a reimbursement agreement (the "Bank Reimbursement Agreement") by and between the Letter of Credit Bank and the Owner Partnerships, among others, the Owner Partnerships will agree to reimburse the Letter of Credit Bank for all drawings under the Letter of Credit and to pay certain other fees and expenses of the Letter of Credit Bank.

       In addition, the Letter of Credit Bank will be the beneficiary of an insurance surety bond (the "Surety Bond") issued by a second financial institution (the "Surety"). The Surety Bond will provide for the payment by the Surety to the Letter of Credit Bank of any amounts which are owing as a result of drawings under the Letter of Credit and which have not been paid under the Bank Reimbursement Agreement or otherwise. The Surety Bond will be issued pursuant to a master reimbursement and security agreement (the "Surety Reimbursement Agreement") by and among the Surety, the Funds, CAPREIT, the Owner Partnerships and others, pursuant to which the Funds and the Owner Partnerships will agree, on a non-recourse basis, to reimburse the Surety for any amounts paid on the Surety Bond.

       In connection with the Financing, the Owner Partnerships are obligated to pay certain fees and expenses of the Letter of Credit Bank, the Surety, the Trustee and others.

  Collateral

       As collateral security for their reimbursement and other obligations under the Surety Reimbursement Agreement and certain other agreements relating thereto, the Owner Partnerships will grant in favor of the Surety liens on and security interests in certain accounts to be created under the Surety Reimbursement Agreement and the properties securing the Mortgage Revenue Bonds and the additional bond issue to be contributed by CAPREIT. In addition, certain affiliates of CAPREIT will grant in favor of the Surety liens on and security interests in seven additional multi-family properties owned by affiliates of CAPREIT. CAPREIT and its affiliates will also pledge or cause to be pledged their partnership interests in the Owner Partnerships and the residual interests in the Trusts as additional collateral security for such obligations. CAPREIT and its affiliates will also provide certain recourse guarantees to certain parties, including the Surety, in connection with the Surety Reimbursement Agreement.

  Proposed Amendments to Mortgage Revenue Bonds

       Subsequent to the consummation of the Mergers and the Financing, CAPREIT and the Owner Partnerships will attempt to effect amendments to the relevant documents relating to the Mortgage Revenue Bonds and the additional bond issue to be contributed by CAPREIT to the Trusts in order to eliminate any remarketing features, to establish new interest rates and to make certain other changes affecting such Mortgage Revenue Bonds and such other bond issue, including the possible extension of the scheduled maturity dates of the Mortgage Revenue Bonds and the additional bond issue. There is no assurance that any such amendments will be effected or that, if effected, such amendments will result in the properties securing the Mortgage Revenue Bonds generating sufficient cash flow to fund timely payment of the principal of and interest on the Mortgage Revenue Bonds and additional bond issue.

                             NEW PARTNERS PROPOSAL

       In connection with the Mergers, the BAC Holders of each Fund are being asked to consider and act upon a proposal to remove the General Partner of such Fund and to simultaneously elect CAPREIT GP as general partner in its stead. CAPREIT has agreed to pay each of the General Partners $500,000 in consideration for its general partner interest. See "INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS".

                              AMENDMENT PROPOSAL

       In connection with the Merger, the BAC Holders are being asked to consider and vote upon a series of amendments to the Partnership Agreements of each of the Funds to authorize expressly (a) the Mergers and the Merger Agreements and the transactions contemplated thereby and (b) the issuance of a limited partner interest to CAPREIT or its designee in exchange for real property or other assets and the admission of CAPREIT or its designee as a limited partner of each of the Funds immediately prior to or concurrently with consummation of the Mergers.

                           CERTAIN FEDERAL INCOME TAX
                              CONSEQUENCES OF THE
                       MERGERS AND RELATED TRANSACTIONS

  INTRODUCTION

       The following discussion is intended to provide BAC Holders with a summary of certain federal income tax matters that should be considered in connection with the Mergers and the related transactions. Although the principal federal income tax aspects of general application to BAC Holders regarding the Mergers and related transactions are discussed herein, no attempt has been made to comment on all tax matters affecting the BAC Holders. Moreover, the tax consequences to a particular BAC Holder will depend, in part, on such BAC Holder's own tax circumstances. The following discussion may not be applicable to certain categories of BAC Holders including, without limitation, nonresident aliens, foreign corporations, certain domestic corporations and tax-exempt entities. Also, the state and local income tax consequences of the Mergers and related transactions, which may vary among the BAC Holders based upon the jurisdiction in which they are subject to tax, have not been discussed. Accordingly, each BAC Holder should consult his own tax advisor about the federal, state, local, foreign and other tax consequences of the Mergers and related transactions in respect of his own particular circumstances.

  GENERAL PRINCIPLES OF PARTNERSHIP TAXATION

       The Funds have been treated as partnerships and the BAC Holders as partners for federal income tax purposes. A partnership is not subject to federal income tax. Instead, each partner of a partnership includes his allocable share of the partnership's items of taxable income, gain, loss, deduction and credit in determining his income tax. Although a partnership is not subject to federal income tax, it must file a federal information income tax return upon which it reports its income, gain, loss, deduction and credit for each taxable year.

       A partnership will allocate to each partner his share of the partnership's income and loss. Generally, each partner must treat partnership items on his return consistently with the treatment of those items on the partnership return. The partnership will also allocate to each partner his share of items of partnership expense. Due to the tax-exempt nature of the Funds' interest income in prior years, BAC Holders were not permitted in prior years to deduct certain items of Fund expense in calculating their income tax.

       Under the Code, a partner does not recognize gain upon receipt of a partnership distribution unless the distribution exceeds his adjusted tax basis for his interest in the partnership immediately prior to the distribution. A partner's adjusted tax basis for his interest in a partnership generally will be equal to the amount paid for the partnership interest, increased by his allocable share of partnership taxable income and tax-exempt income, and decreased by his allocable share of partnership distributions and his allocable share of partnership tax losses and deductions (including his allocable share of partnership expenditures which are not deductible in computing its taxable income and are not capital expenditures, such as the Partnership's expenses allocable to tax-exempt interest income).

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

       The Mergers should be treated for federal income tax purposes as redemptions of the BAC Holders' interests in the Funds. The formation, transitory existence and merger of the Merger Partnerships should be disregarded for federal income tax purposes and the Mergers should be treated as redemptions of partnership interests since the funds to effect the Mergers are being generated from the transfer of the assets of the Funds rather than from CAPREIT or its affiliates. To the extent a portion of the merger consideration is viewed as having been provided by CAPREIT, either directly or indirectly, there is a risk that the Internal Revenue Service could assert that the Mergers should be treated as sales of a minority portion of the partnership interests in the Funds by the BAC Holders, although a characterization as a sale should not have an adverse impact on the federal income tax consequences of the Mergers to the BAC Holders. Pursuant to the Merger Agreement, the Funds and the General Partners have agreed to treat the Mergers consistently with their characterization as redemptions for income tax purposes.

       Generally, pursuant to Section 731(a) of the Code, each BAC Holder will recognize gain or loss upon receipt of cash in the Mergers in exchange for BACs. The amount of gain or loss recognized by a BAC Holder will be equal to the difference between (a) the amount of cash received in the Mergers and (b) such BAC Holder's adjusted tax basis in his BACs. Generally, if a BAC Holder holds his BACs as a capital asset, such gain or loss should be treated as capital gain or capital loss, and will generally constitute long term capital gain or loss if such BAC Holder has held his BACs for more than one year. A capital loss recognized by a BAC Holder in connection with the Mergers and related transactions may offset other capital gains of that BAC Holder, the excess of such BAC Holder's capital losses over capital gains may offset an individual BAC Holder's ordinary income, subject to an annual $3,000 limitation, and the remainder may be carried forward to subsequent years. In determining a BAC Holder's gain or loss on the receipt of cash in the Mergers, and consistent with the discussion above, a BAC Holder's adjusted tax basis in his BACs generally equals the amount paid for such BACs increased by his allocable share of partnership income (including all tax-exempt income) and decreased by his allocable share of partnership distributions and his allocable share of taxable losses and deductions (including his share of the tax loss resulting from the Financing, as discussed below, and his share of certain expenditures which are not deductible in computing taxable income and which are not capital expenditures, including certain expenses allocable to tax-exempt interest).

  CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE FINANCING TRANSACTION

       As described in detail in "The Transaction Proposals -- The Merger Proposal -- The Financing," the redemption of the BAC Holders' interests in the Funds through the Mergers will be financed by the transfer of the Funds' portfolio of Mortgage Revenue Bonds to the Trusts and the receipt of cash in connection with the sale of interests in the Trusts in the amount of approximately $228 million. The Trusts will be treated as partnerships for federal income tax purposes. The Funds' aggregate tax basis in such Mortgage Revenue Bonds is currently approximately $240 million and the aggregate tax basis in the working capital loan is currently approximately $3 million. It is expected that the transfer of the Mortgage Revenue Bonds to the Trusts and the sale of interests in the Trusts will result in the Funds recognizing a substantial tax loss in an amount currently estimated to aggregate approximately $15 million. The Funds believe that this tax loss will constitute a long term capital loss and that such loss will be allocable, pursuant to the Funds' Limited Partnership Agreements and relevant provisions of the Code and Regulations dealing with the allocation of partnership income and losses, to the BAC Holders rather than to CAPREIT and its affiliates which will acquire limited partnership interests in the Funds immediately prior to or concurrently with the consummation of the Mergers. The portion of such long term capital loss allocated to a BAC Holder will reduce such BAC Holder's tax basis in his BACs for the purpose of determining gain or loss on the receipt of cash in the Merger in redemption of his BACs. Such long term capital gain should be treated by the BAC Holder in the manner described above in "Certain Federal Income Tax Consequences of the Mergers."

       BAC HOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM RESULTING FROM THE TRANSACTION, INCLUDING THE CONSEQUENCES UNDER FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

                        MARKET PRICE DATA FOR FUND I-II

       On July 1, 1993, Fund I-II GP listed the BACs on the AMEX with a trading symbol of CRA for Series I and CRB for Series II. As of December 31, 1995, there were 2,280,000 and 3,238,760 BACs issued and outstanding for Series I and Series II, respectively. The following table sets forth the high and low closing sales price and the distributions per BAC for Series I and Series II during the periods indicated:

                     SERIES I
                     --------

                         Sales Price
                     ------------------  Distribution
1996 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31


                         Sales Price
                     ------------------  Distribution
1995 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31               $12 3/8  $10          $0.27
June 30                 12 3/8   11 1/2       0.27
September 30            13 1/8   11 1/4       0.27
December 31             13 1/2   12 5/8       0.27
                                             -----
                                             $1.08
                                             =====


                         Sales Price
                     ------------------  Distribution
1994 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31               $12 3/4  $11 3/8      $0.25
June 30                 12 1/2   11 1/4       0.25
September 30            12       10 7/8       0.25
December 31             11 1/4    9 3/8       0.25
                                             -----
                                             $1.00
                                             =====

                         Sales Price
                     ------------------  Distribution
1993 Quarter Ended      High      Low    per BAC/(1)/
------------------   ---------  -------  ------------

March 31               $N/A     $N/A         $0.25
June 30                 N/A      N/A          0.25
September 30            13 1/4   11           0.25
December 31             13 1/4   11 5/8       0.25
                                             -----
                                             $1.00
                                             =====

---------------
/(1)/ Prior to the AMEX listing in July 1993, distributions were declared on a semi-annual basis, payable to BAC Holders of record as of the last day in each month. Distributions continue to be made on a semi-annual basis.

                        SERIES II
                        ---------

                         Sales Price
                     ------------------  Distribution
1996 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31



                         Sales Price
                     ------------------  Distribution
1995 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31               $11 3/8  $ 9 3/4      $0.27
June 30                 11 1/2   11           0.27
September 30            13       10 7/8       0.27
December 31             12 7/8   12 1/8       0.27
                                             -----
                                             $1.08
                                             =====


                         Sales Price
                     ------------------  Distribution
1994 Quarter Ended      High      Low       per BAC
------------------   ---------  -------  ------------

March 31               $12 3/8  $11 3/8      $0.25
June 30                 12 1/8   11           0.25
September 30            11 1/2   10           0.25
December 31             10 3/8    9 1/8       0.25
                                             -----
                                             $1.00
                                             =====

                         Sales Price
                     ------------------  Distribution
1993 Quarter Ended      High      Low    per BAC/(1)/
------------------   ---------  -------  ------------

March 31               $N/A     $N/A         $0.25
June 30                 N/A      N/A          0.25
September 30            12 3/4   9 1/2        0.25
December 31             12 5/8  10 3/8        0.25
                                             -----
                                             $1.00
                                             =====

       On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing price per BAC as reported on the AMEX Composite Tape was $11.75 and $10.875, respectively. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $12.875 and $12.625, respectively. As of _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing per BAC as reported on the AMEX Composite Tape was $___________ and $_____________, respectively.

---------------
/(1)/ Prior to the AMEX listing in July 1993, distributions were declared on a semi-annual basis, payable to BAC Holders of record as of the last day in each month. Distributions continue to be made on a semi-annual basis.

                        MARKET PRICE DATA FOR FUND III

       On July 1, 1993, Fund III GP listed the BACs on the AMEX with a trading symbol of CRL. As of December 31, 1995, there were 5,258,268 BACs issued and outstanding. The following table sets forth the high and low closing sales price and the distributions per BAC during the periods indicated:

                          Sales Price
                     --------------------  Distribution
1996 Quarter Ended       High      Low       per BAC
------------------   ----------  --------  ------------

March 31


                          Sales Price
                     --------------------  Distribution
1995 Quarter Ended       High      Low       per BAC
------------------   ----------  --------  ------------

March 31                $12 1/4   $10 1/4     $0.30
June 30                  12 3/4    11 3/4      0.30
September 30             14        11 5/8      0.30
December 31              13 3/4    13 1/8      0.30
                                              -----
                                              $1.20
                                              =====

                          Sales Price
                     --------------------  Distribution
1994 Quarter Ended       High      Low       per BAC
------------------   ----------  --------  ------------

March 31                $13 3/8   $11 1/4     $0.40
June 30                  12 3/4    11 3/4      0.41
September 30             12 3/8    10 5/8      0.41
December 31              10 7/8     9 1/4      0.41
                                              -----
                                              $1.63
                                              =====

                          Sales Price
                     --------------------  Distribution
1993 Quarter Ended       High      Low       per BAC
------------------   ----------  --------  ------------

March 31               N/A        N/A         $0.40
June 30                N/A        N/A          0.41
September 30          $15        $11 1/2       0.41
December 31            13 1/2     11 3/8       0.41
                                              -----
                                              $1.63
                                              =====

       On September 8, 1995, the last full trading day prior to the public announcement of the execution of each of the Merger Agreements, the closing price per BAC as reported on the AMEX Composite Tape was $12.00. On January 31, 1996, the last trading day prior to the public announcement of the increase in the Redemption Price, the closing price per BAC as reported on the AMEX Composite Tape was $13.375. As of _________ ___, 1996, the day prior to the date of this Proxy Statement, the closing per BAC as reported on the AMEX Composite Tape was $___________.

                     SELECTED FINANCIAL DATA OF FUND I-II

       The following selected financial and other data for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 are derived from the audited financial statements of Fund I-II. The remaining selected financial and other data are derived from the unaudited financial statements of Fund I-II. In the opinion of the Fund I-II GP, the data for the nine months ended September 30, 1995 and 1994 reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation. The data should be read in conjunction with the other financial information included elsewhere herein.

                                                                          SERIES I
                             ------------------------------------------------------------------------------------------------------
                             For the nine   For the nine
                             months ended   months ended                         For the years ended December 31,
                             September 30,  September 30,
                                 1995           1994           1994           1993           1992           1991            1990
                            -------------   ------------   -----------    -----------    -----------    -----------   -------------
 Net rental income
  (loss) (1)                 $   926,208    $   731,422    $ 1,056,573    $   512,569    $   326,545    $   595,498   $    (108,024)
 Interest from Mortgage           96,000         96,000        128,000        128,000        157,288             --       4,167,061
  Revenue Bonds
 Other income (expenses)        (246,069)      (127,646)      (170,934)      (189,188)      (200,956)      (369,287)       (165,101)

 Valuation adjustment on
  investment in real
  estate (1) (2)                      --             --             --             --             --       (405,071)    (10,846,578)

                             -----------    -----------    -----------    -----------    -----------    -----------   -------------
 Net Income (loss)           $   776,139    $   699,776    $ 1,013,639    $   451,381    $   282,877    $  (178,860) ($   6,952,642)

                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Net income (loss)
  allocated to BAC Holders   $   768,300    $   692,708    $ 1,003,401    $   446,822    $   280,020    $  (177,054)  $  (6,882,420)

                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Net income (loss) per BAC
  outstanding                $      0.34    $      0.30    $      0.44    $      0.20    $      0.12    $     (0.08)  $       (3.02)

                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Total cash distribution
  per BAC outstanding        $      0.81    $      0.75    $      1.00    $      1.00    $      1.16    $      1.37   $        1.75
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Number of BACs outstanding    2,280,000      2,280,000      2,280,000      2,280,000      2,280,000      2,280,000       2,280,000
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Investment in real
  estate(1)                  $37,721,666    $37,721,666    $37,721,666    $37,721,666    $37,721,666    $37,721,666   $  40,413,484
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Investment in real estate
  per BAC outstanding        $     16.38    $     16.38    $     16.38    $     16.38    $     16.38    $     16.38   $       17.55
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Asset held for sale (2)     $        --    $        --    $        --    $        --    $        --    $ 2,050,000   $          --
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Investment in Mortgage
  Revenue Bonds (2)          $ 1,600,000    $ 1,600,000    $ 1,600,000    $ 1,600,000    $ 1,600,000    $        --   $          --
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Total assets                $35,139,094    $35,989,847    $36,204,938    $37,124,695    $38,826,296    $40,943,991   $  43,756,081
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Total assets per BAC
  outstanding                $     15.26    $     15.63    $     15.72    $     16.12    $     16.86    $     17.78   $       19.00
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Net assets                  $31,394,504    $32,745,961    $32,484,008    $33,773,632    $35,625,514    $38,011,429   $  41,354,972
                             ===========    ===========    ===========    ===========    ===========    ===========   =============
 Net assets per BAC
  outstanding                $     13.63    $     14.22    $     14.10    $     14.66    $     15.47    $     16.50   $       17.95
                             ===========    ===========    ===========    ===========    ===========    ===========   =============

(1) All properties collateralizing the Mortgage Revenue Bonds have been transferred by foreclosure or deed in lieu of foreclosure to the Owner Partnerships (Observatory II in Series I was subsequently sold, as discussed below). As a result, Fund I-II accounts for these as investments in real estate for financial statement purposes. Fund I-II recorded valuation adjustments representing the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property and other net assets of the property acquired in settlement of loans or in-substance foreclosed ("ISF") at the earlier of transfer of the deed or ISF. The valuation adjustments and the financial statement presentation are independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. A reconciliation of the major differences between the financial statement net income and the municipal income for federal income tax purposes is contained in Fund I-II's Annual Report filed on Form 10-K for the year ended December 31, 1994.
(2) The Observatory II mortgage revenue bond (Series I) was classified as an asset held for sale as of December 31, 1991 pursuant to a signed letter of intent from CRICO of Greenhaven, Inc., an Owner Partnership-type entity, to sell the property underlying the mortgage loan which secured the bond to an unrelated third party for $2,050,000, with Fund I-II, Series I, providing tax-exempt mortgage revenue bond financing for $1,600,000. The valuation adjustment of $405,071 for the sale of the asset was recorded in the consolidated statement of operations for 1991. Subsequent to the sale of the property, which occurred on March 31, 1992, the $1,600,000 financing was classified as an investment in mortgage revenue bond. See Management's Discussion and Analysis of Financial Condition and Results of Operations of Fund I-II for a further discussion of the transaction.

                                                                          SERIES II
                             -----------------------------------------------------------------------------------------------------
                             For the nine   For the nine
                             months ended   months ended                         For the years ended December 31,
                             September 30,  September 30,
                                 1995           1994           1994           1993           1992           1991           1990
                            -------------   ------------   -----------    -----------    -----------    -----------   ------------
 Net rental income (1)       $ 1,665,169    $   986,448    $ 1,546,136    $ 1,511,870    $   428,325    $   737,795   $     61,665
 Interest from mortgage
  revenue bonds                       --             --             --             --             --             --      3,568,830
 Other income (expenses)        (238,926)      (140,099)      (170,583)      (281,593)      (127,970)      (186,200)        37,896
 Valuation adjustment on
  investment in real
  estate (1)                          --             --             --             --             --             --    (14,605,402)
                             -----------    -----------    -----------    -----------    -----------    -----------   ------------
 Income (loss) before
  extraordinary item           1,426,243        846,349      1,375,553      1,230,277        300,355        551,595    (10,937,011)
 Extraordinary gain (2)               --             --             --        416,432             --             --             --
                             -----------    -----------    -----------    -----------    -----------    -----------   ------------
 Net Income (loss)           $ 1,426,243    $   846,349    $ 1,375,553    $ 1,646,709    $   300,355    $   551,595   $(10,937,011)
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Net income (loss)
  allocated to BAC Holders   $ 1,411,838    $   837,801    $ 1,361,660    $ 1,630,077    $   297,321    $   546,024   $(10,826,547)
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Net income (loss) per BAC
  outstanding                $      0.44    $      0.26    $      0.42    $      0.50    $      0.09    $      0.17   $      (3.34)
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Total cash distribution
  per BAC outstanding        $      0.81    $      0.75    $      1.00    $      1.00    $      1.00    $      1.37   $       1.87
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Number of BACs outstanding    3,238,760      3,238,760      3,238,760      3,238,760      3,238,760      3,238,760      3,238,760
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Investment in real
  estate(1)                  $56,382,005    $56,382,005    $56,382,005    $56,382,005    $56,382,005    $56,382,005   $ 56,382,005
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Investment in real
  estate per BAC
  outstanding                $     17.23    $     17.23    $     17.23    $     17.23    $     17.23    $     17.23   $      17.23
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Total assets                $50,630,949    $51,855,246    $52,079,884    $53,638,123    $55,477,180    $57,453,236   $ 61,525,781
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Total assets per BAC
  outstanding                $     15.47    $     15.85    $     15.92    $     16.39    $     16.96    $     17.56   $      18.80
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Net assets                  $46,394,646    $47,907,312    $47,618,564    $49,514,816    $51,139,913    $54,111,366   $ 58,055,233
                             ===========    ===========    ===========    ===========    ===========    ===========   ============
 Net assets per BAC
  outstanding                $     14.18    $     14.64    $     14.55    $     15.13    $     15.63    $     16.54   $      17.74
                             ===========    ===========    ===========    ===========    ===========    ===========   ============

(1) All properties collateralizing the Mortgage Revenue Bonds have been transferred by foreclosure or deed in lieu of foreclosure to the Owner Partnerships. As a result, Fund I-II accounts for these as investments in real estate for financial statement purposes. Fund I-II recorded valuation adjustments representing the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property and other net assets of the property acquired in settlement of loans or in-substance foreclosed ("ISF") at the earlier of transfer of the deed or ISF. The valuation adjustments and the financial statement presentation are independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. A reconciliation of the major differences between the financial statement net income and the municipal income for federal income tax purposes is contained in Fund I-II's Annual Report filed on Form 10-K for the year ended December 31, 1994.

(2) At December 31, 1992, Fund I-II Series II accrued approximately $621,000 representing the net liability associated with James Street Crossing, which was expected to be assumed by Fund I-II upon deed in lieu of foreclosure. Included in this amount was approximately $416,000 which was owed to the former general partner of James Street Crossing. This liability was not assumed by the Owner Partnership when it received the deed in lieu of foreclosure effective March 31, 1993; as such, this liability was reversed and has been treated as an extraordinary gain in the statement of operations.

                             BUSINESS OF FUND I-II

       Fund I-II was organized on August 1, 1986 under the DRULPA and will continue until December 31, 2016, unless dissolved earlier in accordance with its Agreement of Limited Partnership. Fund I-II was formed to acquire a portfolio of tax-exempt mortgage revenue bonds issued by various state or local governments or their agencies or authorities, which were collateralized by non-recourse participating first mortgage loans on multifamily residential developments (the Observatory II bond, as modified in 1992, no longer has a participating loan feature).

       Fund I-II commenced a public offering of BACs representing assignment of limited partnership interests in October 1986 and completed the offering in October 1987. As provided in the original offering, Fund I-II issued BACs in two series.

       On July 1, 1993, Fund I-II GP listed the BACs on the AMEX with a trading symbol of CRA for Series I and CRB for Series II. Fund I-II GP believed that the benefits to the BAC Holders from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions, Fund I-II GP annually invests in de minimus taxable investments for both Series I and Series II. In 1995, 1994 and 1993, Series I and Series II met the exceptions, and Fund I-II was not taxed as a corporation.

       Fund I-II accounts for each Series of BACs separately as though it were a separate partnership, holding a separate and distinct pool of real estate, Mortgage Revenue Bonds and, if applicable, payments from Fund I-II's interest reserves. Organization and offering costs, Fund I-II's working capital reserves and certain general and administrative expenses of Fund I-II have been allocated, unless specifically attributed to a Series, pro rata among the Series, based on the gross offering proceeds raised by each Series (except for costs relating to the Merger, which are allocated between the Series on a 50/50 basis). Deposits to Fund I-II's interest reserves and subsequent distributions from the interest reserves to BAC Holders are accounted for by mortgage investment by Series. The amounts and distributions of cash flow, residual proceeds, liquidation proceeds, profits and losses and all other priorities and allocations are separately determined for each Series of BACs.

       Fund I-II's objectives have been to: (1) provide semi-annual cash distributions that will be exempt from regular federal income tax; (2) provide additional cash distributions that will be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which will be determined (a) on the basis of the cash flow of the mortgaged properties, or (b) to the extent that cash flow is not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either (i) the net proceeds resulting from the sale of the mortgaged properties or (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the Mortgage Revenue Bonds; and (3) preserve and protect Fund I-II's capital. All of the properties securing the loans (except Observatory II in Series I, as discussed herein) have been taken control of by the Owner Partnerships through foreclosure or deed in lieu of foreclosure, which resulted in significant valuation adjustments to the carrying values of these properties, primarily during 1990. Although Fund I-II will use diligent efforts to recover its investment, it is probable that the full amount of BAC Holder invested capital may not be recoverable on most of the bonds through net sale or refinancing proceeds at the originally anticipated time of sale. Consequently, it may be advisable to hold certain of the properties beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed IRS regulations, the General Partners cannot be sure at this time how long the mortgage loans could be extended without triggering a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. If an extension of the mortgage loan maturity dates is a deemed reissuance, it would most likely result in the loss of the tax exempt status of the Mortgage Revenue Bonds.

       Base interest income on the mortgage loans is funded from property operations and reserves, if any, established at the time of closing on the acquisition of the Mortgage Revenue Bonds. Since base interest could not be paid in full, Fund I-II GP evaluated various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure, or foreclosure.

       Fund I-II GP pursued the option of conversion of certain Minnesota properties to cooperatives owned by the existing residents of the properties in order to qualify for favorable homestead property tax treatment. The General Partner submitted a ruling request for the first such proposed transaction in 1991 to the IRS to ensure that the proposed transaction would not affect the tax-exempt nature of the mortgage revenue bond interest. The IRS did not respond to this ruling request and the ruling request was withdrawn in February 1996 and Fund I-II GP has abandoned pursuit of this option.

       A description of the portfolio securing the Mortgage Revenue Bonds held by Fund I-II is as follows:

                                    SERIES I
                                    --------

             Investment Information                  Mortgage Information                        Real Estate Information
---------------------------------------------- ---------------------------------  ------------------------------------------------
                                                                                   Commence-               Buildings     Carrying
                          No. of    Date of       Loan                    Loan    ment of Real                and        Amount of
                          Rental  Construction Origination    Face      Maturity     Estate                 Personal    Investments
Name and Location         Units    Completion     Date       Amount       Date     Accounting     Land      Property      9/30/95
-----------------         ------  ------------ ----------- -----------  --------  ------------  --------- ------------  -----------
Mortgage Revenue Bond
---------------------
OBSERVATORY II
 BURNSVILLE, MN (2)        75            --      3/31/92   $ 1,600,000    2/11/98          --          --           --  $ 1,600,000

Real Estate
-----------
ROYAL OAKS
 EAGAN, MN (1)            231       2/22/88     12/05/86    12,580,000    2/22/98    12/31/90  $  722,785  $ 9,870,748  $10,593,533
TRAILWAY POND
 BURNSVILLE, MN (1)        75       5/01/89      8/07/87     4,675,000    5/01/99    12/31/90     316,510    3,510,063    3,826,573
VALLEY CREEK
 WOODBURY, MN (1)         225       2/01/89      3/23/87    12,815,000    2/01/99    12/31/90     674,687   10,470,873   11,145,560
WHITE BEAR WOODS
 WHITE BEAR LAKE, MN (1)  225       1/31/89      3/31/87    12,485,000    1/31/99    12/31/90     357,840   11,798,160   12,156,000
                          ---                              -----------                         ----------  -----------  -----------
                          831                              $44,155,000                         $2,071,822  $35,649,844   37,721,666
                          ===                              ===========                         ==========  ===========
                                                           Less: Accumulated depreciation as of September 30, 1995       (7,977,029)
                                                                                                                        -----------
                                                                                                                        $29,744,637
                                                                                                                        ===========

  (1) As discussed herein, the properties are accounted for as real estate due to actual foreclosures or deeds in lieu of foreclosure.
  (2) As discussed herein, effective March 31, 1992, the Observatory II investment is accounted for as an investment in mortgage revenue bond of $1,600,000.

                                   SERIES II
                                   ---------

             Investment Information                  Mortgage Information                        Real Estate Information
---------------------------------------------- ---------------------------------  ------------------------------------------------
                                                                                   Commence-               Buildings     Carrying
                          No. of    Date of       Loan                    Loan    ment of Real               and        Amount of
                          Rental  Construction Origination              Maturity     Estate                Personal    Investments
Name and Location         Units    Completion     Date       Amount       Date     Accounting    Land      Property      9/30/95
-----------------         ------  ------------ ----------- -----------  --------  ------------ --------- ------------  -----------
Real Estate
-----------
ETHAN'S RIDGE AND
 ETHAN'S GLEN IIB                   4/01/88      5/29/87   $15,500,000   4/01/98
 KANSAS CITY, MO (1)(2)    364     12/15/89     10/26/88     2,300,000  12/15/99    4/15/90   $1,134,352  $14,258,494  $15,392,846
FOUNTAIN PLACE
 EDEN PRAIRIE, MN (1)      332      7/01/89     12/23/87    20,900,000   7/01/99    6/01/90    1,328,847   16,179,414   17,508,261
JAMES STREET CROSSING
 KENT, WA (1)              300     12/31/89      3/31/88    13,878,001  12/31/99   12/31/90    1,760,956   13,750,703   15,511,659
TRAILWAY POND II
 BURNSVILLE, MN (1)        165      5/01/89      8/07/87    10,030,000   5/01/99   12/31/90      721,043    7,248,196    7,969,239
                         -----                             -----------                        ----------  -----------  -----------
                         1,161                             $62,608,001                        $4,945,198  $51,436,807   56,382,005
                         =====                             ===========                        ==========  ===========
                                                           Less: Accumulated depreciation as of September 30, 1995     (10,977,598)
                                                                                                                       -----------
                                                                                                                       $45,404,407
                                                                                                                       ===========

  (1) As discussed herein, the properties are accounted for as real estate due to receipt of deeds in lieu of foreclosure.
  (2) The results of operations and real estate information for these investments is combined as they are held by the same Owner Partnership and operated in conjunction with each other.

       As illustrated in the table below, as of September 30, 1995, Fund I-II accounts for all of its investments in Mortgage Revenue Bonds except Observatory II in Series I as real estate for financial statement purposes, due to the receipt by the Owner Partnerships of deeds in lieu of foreclosure.

                                                                                           Change in
                                                                                           Management
                                Depletion of                                               Company to
                                Borrower and         Commencement       Date of        Affiliate of Funds
Name of Investment              Debt Service        of Real Estate   Deed in Lieu/      I-II GP (through
 Rental Property                Reserves(1)           Accounting      Foreclosure          1/31/94)(2)
------------------              ------------        --------------   -------------     ------------------
                             Series I
                             --------
Observatory II (3)                  1990                3/14/90        9/14/90                   N/A
Royal Oaks                          1991               12/31/90        6/27/91               1/01/92
Trailway Pond                       1992               12/31/90        1/02/91               1/01/92
Valley Creek                        1991               12/31/90        1/02/91               7/01/92
White Bear Woods                    1991               12/31/90        1/02/92              10/01/91

                             Series II
                             ---------
Ethan's Ridge and
     Ethan's IIB                    1991                 4/15/90        4/15/90(4)           6/01/92
Fountain Place                      1990                 6/01/90        1/02/91                  N/A
James Street
     Crossing                       1993                12/31/90        3/31/93(5)           5/01/93
Trailway Pond II                    1991                12/31/90        1/02/91              1/01/92

  (1) Due to the depletion of borrower and debt service reserves, base interest payments made to Fund I-II are solely in the form of cash flow from property operations.
  (2) CRICO Management Corporation ("CRICO"), CRICO Management of Minnesota, Inc. ("CRICO Minnesota") or CRICO Management Northwest, Inc. ("CRICO Northwest") affiliates of Fund I-II GP, assumed property management responsibilities on the indicated dates. On February 1, 1994, CRICO, CRICO Minnesota and CRICO Northwest contributed their property management contracts and personnel to CAPREIT Residential Corporation ("Residential"). Residential was formed by CRI, but on February 1, 1994, Residential was sold to AP CAPREIT, which is not currently owned or controlled by CRI and/or its affiliates.
  (3) On March 31, 1992, the Observatory II investment, foreclosed on in 1990 and accounted for as an asset held for sale as of December 31, 1991, was sold for $450,000 in cash and $1,600,000 in tax-exempt mortgage revenue bond financing, with interest only, payable monthly at 8% per annum. The Owner Partnership-type entity holding this property sold it for the following reasons: (1) due to the size of the property (75 units) and because it was the second "phase" of a project, it was difficult to operate the property efficiently and could not recognize economies of scale and (2) the first "phase" was not owned by Fund I-II and had been sold to an unrelated third party, thereby decreasing the ability of Fund I-II to exert control of the operations of the joint properties (both phases had originally been owned by the same borrower). Fund I-II GP believes this sale is an isolated incident because of the above described reasons. The net cash proceeds of $365,544 (approximately $0.16 per BAC), which is net of expenses of the sale and repayment of the $61,068 loaned to the Observatory II property from Fund I-II's working capital reserve in 1991, were distributed to BAC Holders of record as of March 31, 1992 with the distribution paid on August 28, 1992. The mortgage is current as of September 30, 1995.
  (4) Effective July 6, 1990, the Owner Partnership holding Ethan's Ridge and Ethan's Glen IIB was expanded so that two unaffiliated individuals acquired a 98.99% interest in the Owner Partnership as limited partners in consideration for certain capital contributions, plus their undertaking to form an investor partnership entity to admit additional partners in exchange for further capital contributions. In November 1991, the Owner Partnership was further expanded to admit the investor partnership entity. The unaffiliated limited partners are currently in default with respect to the pay-in schedule and their interests will be terminated.
  (5) Effective March 31, 1993, the borrower of James Street Crossing gave an Owner Partnership a deed in lieu of foreclosure. In addition, Fund I-II received a judgment for the outstanding guarantee amount of $454,255 and a junior lien against the already encumbered assets of two of the three guarantors. At December 31, 1992, Fund I-II accrued approximately $621,000 representing the net liability associated with James Street Crossing, which was expected to be assumed by Fund I-II upon receipt by the Owner Partnership of a deed in lieu of foreclosure. Included in this amount was approximately $416,000 which was owed to the former general partner of James Street Crossing. This liability was not assumed by the Owner Partnership when it received the deed in lieu of foreclosure effective March 31, 1993; as such, this liability was reversed and has been treated as an extraordinary gain in the statement of operations.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
         OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND I-II

       Fund I-II accounts for nine of its ten investments in Mortgage Revenue Bonds as real estate. Investments in Mortgage Revenue Bonds that were previously accounted for as loans are accounted for as real estate beginning on the earlier of the date of foreclosure, deed in lieu of foreclosure, or In-Substance-Foreclosure ("ISF"), and were recorded as real estate at the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties are the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. Fund I-II GP determined the estimated fair values of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value is less than the carrying value, direct write-downs were recorded to establish a new cost basis for these assets.
  Fund I-II continues to evaluate its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the American Institute of Certified Public Accountants ("AICPA") Statement of Position 92-3 "Accounting for Foreclosed Assets" ("SOP 92-3"). Fund I-II's net realizable value determination takes into account Fund I-II's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If Fund I-II determines that its estimated net realizable value is less than the recorded investment in the property, an additional valuation adjustment is recorded if the decline in value is considered permanent. In March 1995, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" ("SFAS 121"). This statement addresses how entities should measure impairment on long-lived assets. This statement is required to be implemented by Funds I-II in 1996 and effectively supersedes the impairment guidance under SOP 92-3 for the properties intended to be held long term. The adoption of SFAS 121 is not expected to have a material effect on Fund I-II's consolidated financial statements. If the Merger is not consummated, it may be necessary to hold the properties for longer periods within the terms of the Mortgage Revenue Bonds, rather than the shorter existing loan terms, in which event investor approval will be sought.

  Series I
       As of February 12, 1987, 2,280,000 BACs had been sold, representing capital contributions of $57,000,000 and the completion of the offering of Series I.

       The five original Series I mortgage loans securing the Mortgage Revenue Bonds, with a current aggregate principal amount of $44,155,000, went into default, resulting in actual foreclosures or deeds in lieu of foreclosure to the Owner Partnerships. As of September 30, 1995, Fund I-II accounts for these investments, excluding the modified Observatory II mortgage revenue bond, as real estate for financial statement purposes. Accordingly, the consolidated balance sheets reflect these investments in the amounts of $29,744,637 and $30,844,339 as of September 30, 1995 and December 31, 1994,
  respectively, net of accumulated depreciation. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest.

  Additionally, Fund I-II accounts for the investment in the Observatory II mortgage revenue bond as a security with a recorded investment of $1,600,000 as of September 30, 1995, and December 31, 1994.

       No valuation adjustments were necessary on the Series I investments during the first nine months of 1995, and the years ended December 31, 1994, 1993 or 1992.

       In connection with the transfers of properties to the Owner Partnerships, Fund I-II obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") (which would cause the bonds to lose their tax-exempt status). Fund I-II also obtained opinions from bond counsel that certain transfers of the properties to the Owner Partnerships would not cause Fund I-II to become a substantial user of the projects pursuant to Section 103 of the Code (which also could have caused the bonds to lose their tax exempt status). The bond counsel opinions were obtained in connection with the Observatory II, Royal Oaks, Trailway Pond and Valley Creek transfers.

       In conjunction with the transfer of the Royal Oaks deed to an Owner Partnership, the Royal Oaks mortgage revenue bond was modified. Fund I-II, based on information and advice from outside counsel, believes that the modification does not adversely affect the tax-exempt nature of the Royal Oaks bond interest. The modification complied with IRS guidelines in effect at that time. The IRS has since issued proposed regulations which could be interpreted as adversely affecting the tax-exempt nature of the modified mortgage revenue bond. However, the IRS has stated that the regulations will apply only to modifications made on or after 30 days from the final publication of the regulations in the Federal register. As of the date of this Proxy Statement, the regulations have not been finalized and no changes to these positions have been announced by the IRS. Fund I-II believes the interest on the Royal Oaks bond should continue to be tax-exempt.

  Series II

       As of October 29, 1987, 3,238,760 BACs had been sold, representing capital contributions of $80,969,000 and the completion of the offering of Series II.

       The five original Series II mortgage loans securing the Mortgage Revenue Bonds with an aggregate principal amount of $62,608,001 went into default, resulting in deeds in lieu of foreclosure to the Owner Partnerships. As of September 30, 1995, Fund I-II accounts for these investments as real estate for financial statement purposes. Accordingly, the consolidated balance sheets reflected these investments in the amounts of $45,404,407 and $46,900,416 as of September 30, 1995 and December 31, 1994, respectively, net of accumulated depreciation. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and tax-exempt nature of the mortgage revenue bond interest.

       No valuation adjustments were necessary on the Series II investments during the first nine months of 1995 and the years ended December 31, 1994, 1993 or 1992.

       In connection with the transfers of properties to the Owner Partnerships, Fund I-II obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which could cause the bonds to lose their tax-exempt status). Fund I-II also obtained opinions from bond counsel that certain transfers of the properties to the Owner Partnerships would not cause Fund I-II to become a substantial user of the projects pursuant to Code
  Section 103 (which also would have caused the bonds to lose their tax exempt status). The bond counsel opinions were obtained in connection with the Ethan's Ridge and Ethan's Glen IIB, Fountain Place and Trailway Pond II transfers.

  General

       In 1991, the U.S. Supreme Court decided a case, Cottage Savings
                                                       ---------------
  Association v. Commissioner ("Cottage Savings"), that could be interpreted to
  ---------------------------
  compromise the tax-exempt status of Mortgage Revenue Bonds which have been modified. In response to this decision, in December 1992, the IRS issued proposed regulations in connection with the modification of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings
                                                                 ---------------
  decision or the proposed regulations may have on Fund I-II with respect to the bonds secured by loans on properties currently held by the Owner Partnerships. Fund I-II GP continues to believe that these bonds remain tax-exempt. In the event the Merger is not consummated, Fund I-II GP will continue its efforts to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision and the proposed regulations, there
                  ---------------
  can be no assurance that Fund I-II GP will be successful in its efforts.

       The Fund I-II GP's ongoing strategy has been for the Owner Partnership to continue holding the properties acquired upon the defaults of the original borrowers until the loan maturity dates. If the Merger Proposal is approved, the interests of the BAC Holders will be redeemed. If the Merger Proposal is not approved, in order to maximize the overall yield, the Fund I-II GP may recommend, subject to satisfactory resolution of any issues relating to the tax exempt status of the Mortgage Revenue Bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange for related amendments to the pertinent Mortgage Revenue Bond document.

                       FINANCIAL CONDITION AND LIQUIDITY

       The primary sources of Fund I-II's future cash flows are expected to be from receipts of base interest on mortgage loans, which are dependent upon the net operating income of the properties. Therefore, Fund I-II's investment in the Mortgage Revenue Bonds is subject to the general risks inherent to the ownership of real property. These risks include reduction in rental income due to an inability to maintain occupancy levels, adverse changes in general economic conditions, and adverse changes in local conditions. Fund I-II GP expects that the properties transferred to the Owner Partnerships will continue to generate sufficient cash flow to pay all operating expenses, meet escrow deposit requirements and pay some, but not all, of the base interest due to Fund I-II. Fund I-II has no material commitments for capital expenditures. However, the Owner Partnership of James Street Crossing (Series II) may be required to fund approximately $100,000 to $150,000 for environmental mitigation if such an obligation is determined to run with the land at the property. If required, such funding could be provided from the property's cash flow or from existing replacement reserves. Because the Owner Partnership owning James Street Crossing believes that the obligation does not run with the land at the property, the financial statements do not include an adjustment for this obligation.

  Series I

       Series I expects to continue to make distributions to BAC Holders on a semi-annual basis. The Merger Agreement stipulates that the 1996 distributions cannot exceed $.09417 per BAC per month. There are no other legal restrictions on Series I's present or future ability to make cash distributions other than as set forth in the Fund I-II Merger Agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II), therefore, the distribution to BAC Holders may fluctuate from current levels. Fund I-II GP seeks to optimize cash flow from the properties owned by the Owner Partnerships. Despite these efforts, the amounts paid to Fund I-II from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. The 1995 distribution was $1.08 per BAC.

       The following distributions were paid or accrued to the Series I BAC Holders of record for the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992:

                         1995                    1994
                   Distributions to        Distributions to
                      BAC Holders            BAC Holders
                 --------------------   ----------------------
 Quarter Ended      Total     Per BAC       Total      Per BAC
---------------  ----------   -------   ----------     -------
March 31         $  615,600    $0.27    $  570,000      $0.25
June 30             615,600     0.27       570,000       0.25
September 30        615,600     0.27       570,000       0.25
December 31              (3)      (3)      570,000       0.25
                 ----------    -----    ----------      -----
     Total       $1,846,800    $0.81    $2,280,000      $1.00
                 ==========    =====    ==========      =====

                         1993                    1992
                   Distributions to        Distributions to
                      BAC Holders           BAC Holders(1)
                 --------------------   ----------------------
 Quarter Ended      Total     Per BAC      Total       Per BAC
---------------  ----------   -------   ----------     -------
March 31         $  570,000    $0.25            --         --
June 30             570,000     0.25    $1,495,681(2)   $0.66
September 30        570,000     0.25            --         --
December 31         570,000     0.25     1,146,156       0.50
                 ----------    -----    ----------      -----
   Total         $2,280,000    $1.00    $2,641,837      $1.16
                 ==========    =====    ==========      =====

  (1) Prior to the AMEX listing in July 1993, distributions were declared on a semi-annual basis, payable to BAC Holders of record as of the last day of each month.

  (2) The net cash proceeds from the sale of the Observatory II investment of $365,544 (approximately $0.16 per BAC), net of expenses of the sale and repayment of the $61,068 loaned to the Observatory II property from Fund I-II's working capital reserve in 1990, were distributed to BAC Holders of record as of March 31, 1992 with the distribution paid on August 28, 1992.

  (3) Distributions to BAC Holders totaling $615,600 or $0.27 per BAC were declared for the quarter ended December 31, 1995, bringing the 1995 distribution to BAC Holders to $2,462,400 or $1.08 per BAC.

       Distributions to BAC Holders for the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                          For the nine months
                                          ended September 30,         For the years ended December 31,
                                          -------------------    ------------------------------------------
                                                  1995               1994          1993            1992
                                          -------------------    ----------      ----------      ----------
Cash flow (2)                                 $2,055,481         $2,654,529      $2,382,906      $2,434,720
Net deposits to working capital reserves        (189,838)          (351,266)        (79,643)       (131,472)(1)
Net proceeds from sale of asset                       --                 --              --         365,544
                                              ----------         ----------      ----------      ----------
       Total cash available for
        distribution                          $1,865,643         $2,303,263      $2,303,263      $2,668,792
                                              ==========         ==========      ==========      ==========
 Distributions to:
  General Partner (1.01%)                     $   18,843         $   23,263      $   23,263      $   26,955
                                              ==========         ==========      ==========      ==========
  BAC Holders (98.99%)                        $1,846,800         $2,280,000      $2,280,000      $2,641,837
                                              ==========         ==========      ==========      ==========

  (1) Excludes repayment to the working capital reserves of the $61,068 loaned to the Observatory II property.

  (2) As defined in the Limited Partnership Agreement.

       Although distributions are paid on a semi-annual basis, in July 1993, Fund I-II began declaring distributions on a monthly basis as a result of listing the BACs on AMEX.

       As of September 30, 1995, Series I had cash and cash equivalents of $36,577, unrestricted marketable securities of $688,085, restricted cash and cash equivalents of $1,660,008 and working capital reserves invested in marketable securities of $1,111,767. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses and are stated at cost, which generally represents par value and approximates market value. In May 1993, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Fund I-II implemented SFAS 115 in 1994, and has classified its investments in marketable securities into the Available for Sale category. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis.
  Fund I-II accounts for its investment in the Observatory II Mortgage Revenue Bond as available for sale since it may not have the ability to hold the Mortgage Revenue Bond to maturity. There were no net unrealized holding gains or losses recognized for the nine months ended September 30, 1995 and the year ended December 31, 1994 for Series I as the cost of the tax-exempt municipal and mortgage revenue bonds approximated market value throughout the nine months ended September 30, 1995 and the year ended December 31, 1994.

       As of December 31, 1994, Series I had aggregate investments in marketable securities with the following maturities:

           Amount                Maturity
         ----------      --------------------------
         $   99,716      Within one year
            100,000      Between one and five years
          1,811,735      After ten years
         ----------
         $2,011,451
         ==========

       Fund I-II closely monitors its cash flow and liquidity position for Series I in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Series I's net cash provided by operating activities, which consists primarily of receipt of base interest on mortgage loans, for the nine months ended September 30, 1995 and the years ended December 31, 1994 and 1993 was adequate to support operating requirements and the payment of declared distributions to BAC Holders and Fund I-II GP. For the nine months ended September 30, 1995, cash and cash equivalents decreased due to the timing of distribution payments. Fund I-II estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses and make distributions to BAC Holders.

  Series II

       Series II expects to continue to make distributions to BAC Holders on a semi-annual basis. The Merger Agreement stipulates that 1996 distributions cannot exceed $0.09667 per BAC per month. There are no other legal restrictions on Series II's present or future ability to make cash distributions other than as set forth in the Fund I-II Merger Agreement. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest, therefore, the distribution to BAC Holders may fluctuate from current levels. Fund I-II GP seeks to optimize cash flow from the properties owned by the Owner Partnership. Despite these efforts, the amounts paid to Fund I-II from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. The 1995 distribution was $1.08 per BAC.

       The following distributions were paid or accrued to the Series II BAC Holders of record during the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992:

                        1995                  1994
                  Distributions to      Distributions to
                     BAC Holders           BAC Holders
   Quarter      --------------------   -------------------
    Ended          Total     Per BAC     Total     Per BAC
-------------   ----------   -------   ----------  -------
March 31        $  874,465    $0.27    $  809,690   $0.25
June 30            874,465     0.27       809,690    0.25
September 30       874,465     0.27       809,690    0.25
December 31             (2)      (2)      809,690    0.25
                ----------    -----    ----------   -----
     Total      $2,623,395    $0.81    $3,238,760   $1.00
                ==========    =====    ==========   =====

                        1993                  1992
                  Distributions to      Distributions to
                     BAC Holders        BAC Holders(1)
   Quarter      --------------------   -------------------
    Ended          Total     Per BAC     Total     Per BAC
-------------   ----------   -------   ----------  -------
March 31        $  809,690    $0.25            --     .--
June 30            809,690     0.25    $1,610,637   $0.50
September 30       809,690     0.25            --     .--
December 31        809,690     0.25     1,628,123    0.50
                ----------    -----    ----------   -----
   Total        $3,238,760    $1.00    $3,238,760   $1.00
                ==========    =====    ==========   =====

       (1) Prior to the AMEX listing in July 1993, distributions were declared on a semi-annual basis, payable to BAC Holders of record as of the last day of each month.

       (2) Distributions to BAC Holders totaling $874,465 or $0.27 per BAC were declared for the quarter ended December 31, 1995, bringing the 1995 distribution to BAC Holders to $3,497,860 or $1.08 per BAC.

       Distributions to the Series II BAC Holders for the nine months ended September 30, 1995 and years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                             For the nine
                                             months ended
                                             September 30,         For the years ended December 31,
                                                  1995            1994          1993            1992
                                             -------------    ----------      ----------      ----------
Cash flow(1)
                                              $2,995,965      $3,731,519      $3,310,726      $3,487,978
 Net deposits to working
  capital/interest reserves                     (345,804)       (459,714)        (38,920)       (216,170)
                                              ----------      ----------      ----------      ----------
  Total cash available for distribution       $2,650,161      $3,271,805      $3,271,806      $3,271,808
                                              ==========      ==========      ==========      ==========
 Distributions to:
  General Partner (1.01%)                     $   26,766      $   33,045      $   33,046      $   33,048
                                              ==========      ==========      ==========      ==========
  BAC Holders (98.99%)                        $2,623,395      $3,238,760      $3,238,760      $3,238,760
                                              ==========      ==========      ==========      ==========

  (1) As defined in the Limited Partnership Agreement.

       Although distributions are paid on a semi-annual basis, in July 1993, Fund I-II began declaring distributions on a monthly basis as a result of listing the BACs on AMEX.

       As of September 30, 1995, Series II had cash and cash equivalents of $45,968, unrestricted marketable securities of $791,750, restricted cash and cash equivalents of $2,026,600 and working capital reserves invested in marketable securities of $1,992,550. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses and are stated at cost, which generally represents par value and approximates market value. In May 1993, the Financial Accounting Standards Board issued SFAS 115. This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Fund I-II implemented SFAS 115 in 1994, and has classified its investments in marketable securities into the Available for Sale category. Realized gain and losses on the sale of marketable securities was determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the nine months ended September 30, 1995 and the year ended December 31, 1994 for Series II as the cost for the tax-exempt municipal bonds approximated market value throughout the nine months ended September 30, 1995 and the year ended December 31, 1994.

       As of December 31, 1994, Series II had aggregate investments in marketable securities with the following maturities:

           Amount                Maturity
         ----------      --------------------------
         $  605,879      Within one year
            209,294      Between one and five years
            155,340      Between five and ten years
          2,124,076      After ten years
         ----------
         $3,094,589
         ==========

       Fund I-II closely monitors its cash flow and liquidity position for Series II in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Series II's net cash provided by operating activities, which consists primarily of receipt of base interest on mortgage loans, for the nine months ended September 30, 1995 and the years ended December 31, 1994 and 1993 was adequate to support operating requirements and the payment of declared distributions to BAC Holders and the Fund I-II GP. For the nine months ended September 30, 1995, cash and cash equivalents decreased due to the timing of distribution payments. Fund I-II estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses and make distributions to BAC Holders.

  RESULTS OF OPERATIONS

  Series I

       Series I's net income for the three months ended September 30, 1995 decreased from the corresponding period in 1994 primarily due to fees to Oppenheimer in connection with the Fairness Opinions. Contributing to the decrease in net income was an increase in rental expenses primarily due to an increase in non-recurring repairs and maintenance costs at certain properties. Partially offsetting the decrease in net income was an increase in rental revenue, resulting from an increase in rental rates and occupancy levels at all properties, as well as a decrease in depreciation expense as a result of the use of an accelerated method for personal property. Also partially offsetting the decrease in net income was an increase in interest and other income as a result of higher yields on investments.

       Series I's net income for the nine months ended September 30, 1995 increased from the corresponding period in 1994 primarily due to an increase in rental revenue, a decrease in depreciation expense, and an increase in interest and other income, as discussed above. Partially offsetting the increase in net income was an increase in rental expenses and merger-related expenses, as discussed above.

       Series I's net income for 1994 increased compared to 1993 primarily due to an increase in rental revenues resulting from an increase in rental rates in 1994. Contributing to the increase in net income was a decrease in depreciation expense as a result of the use of an accelerated method for personal property.

       Series I's net income for 1993 increased compared to 1992 primarily due to a decrease in depreciation expense, as discussed above. Contributing to the increase in net income was a decrease in professional fees resulting from costs incurred in 1992 relating to the deed transfer of White Bear Woods. Partially offsetting the increase in net income was a decrease in mortgage revenue bond interest receipts primarily resulting from the qualified bond refunding of Greenhaven during 1992, and an increase in AMEX listing fees in 1993.

  Series II

       Series II's net income for the three and nine months ended September 30, 1995 increased from the corresponding periods in 1994 primarily due to an increase in rental revenue resulting from an increase in rental rates and occupancy levels at certain properties. Contributing to the increase in net income was a decrease in rental expenses primarily due to a reduction in non-recurring repairs and maintenance costs and general and administrative expenses at certain properties, as well as a decrease in depreciation expense as a result of the use of an accelerated method for personal property. Also contributing to the increase in net income was an increase in interest and other income resulting from higher yields on investments. Partially offsetting the increase in net income were fees to Oppenheimer in connection with the Fairness Opinions.

       Series II's net income for 1994 decreased compared to 1993 primarily due to an extraordinary gain on debt reduction recognized in 1993, as discussed above. Contributing to the decrease in net income was an increase in rental expenses primarily due to the exterior painting of two properties and an increase in real estate taxes at one property. Partially offsetting the decrease in net income was an increase in rental revenue due to increased rental rates at four properties. Also offsetting the decrease in net income was a decrease in depreciation expense as a result of the use of an accelerated method for personal property. A decrease in general and administrative expenses due to the 1993 transfer of the deed of James Street Crossing to an Owner Partnership of Fund I-II also offset the decrease in net income.

       Series II's net income for 1993 increased compared to 1992 primarily due to a decrease in rental expenses. Contributing to the increase in net income was an extraordinary gain on debt reduction, as previously discussed. Partially offsetting the increase in net income was an increase in general and administrative expenses associated with the transfer of the deed to James Street Crossing to an Owner Partnership, as well as an increase in AMEX listing fees in 1993. Also partially offsetting the increase in net income was a decrease in interest and other income as a result of less cash available for short-term investments and of declining yields on short-term investments.

       Presented below is a summary of the rental operations for the nine months ended September 30, 1995 and 1994 and the years ended December 31, 1994, 1993 and 1992 of each of the properties in which Series I and II have invested.

                                         SERIES I
                                         --------

                                               Average Physical Occupancy
                         ---------------------------------------------------------------------
                               Nine months ended
Name of Investment       September 30,   September 30,       For the years ended December 31,
Rental Property              1995           1994            1994           1993           1992
------------------       -------------   -------------      ----           ----           ----
 Observatory II             100%             99%             99%            99%           99%
 Royal Oaks                  99%             96%             97%            95%           97%
 Trailway Pond               98%             96%             96%            94%           96%
 Valley Creek                97%             94%             94%            95%           97%
 White Bear Woods            98%             96%             97%            97%           98%
                            ----             ---             ---            ---           ---
                             98%             96%             96%            96%           97%
                            ====             ===             ===            ===           ===

                                                      SERIES I
                                                      --------

                                                  Base Interest Paid from Properties' Operations (1)
                         ------------------------------------------------------------------------------------------------
Name of Investment                     Nine months ended                       For the years ended December 31,
Rental Property          September 30, 1995   September 30, 1994         1994                 1993                1992
------------------       ------------------   ------------------     ----------           ----------          -----------
Observatory II (3)                  N/A                 N/A                 N/A                  N/A                  N/A
Royal Oaks                   $  602,387          $  541,320          $  754,518           $  679,224           $  664,797
Trailway Pond                   182,636             173,983             252,168              210,360              181,680
Valley Creek                    677,430             564,212             821,503              728,818              720,038
White Bear Woods                688,514             629,129             873,476              791,512              766,121
                             ----------          ----------          ----------           ----------           ----------
                             $2,150,967          $1,908,644          $2,701,665           $2,409,914           $2,332,636
                             ==========          ==========          ==========           ==========           ==========

                                                SERIES I
                                                --------

                                                       Net Rental Operating Income (2)
                         ------------------------------------------------------------------------------------------------
                                       Nine months ended                       For the years ended December 31,
Name of Investment
Rental Property          September 30, 1995   September 30, 1994         1994                 1993                1992
------------------       ------------------   ------------------     ----------           ----------          -----------
Observatory II (3)                  N/A                 N/A                 N/A                 N/A           $  309,990
Royal Oaks                   $  670,438          $  617,695          $  800,192          $  759,731              686,998
Trailway Pond                   208,358             183,839             252,701             223,996              243,416
Valley Creek                    728,317             649,941             889,567             709,627              788,829
White Bear Woods                626,064             695,155             972,817             832,260              842,661
                             ----------          ----------          ----------          ----------           ----------
                             $2,233,177          $2,146,630          $2,915,277          $2,525,614           $2,871,894
                             ==========          ==========          ==========          ==========           ==========

                                                             SERIES II
                                                             ---------
                                                                    Average Physical Occupancy
                                            ---------------------------------------------------------------------------
Name of Investment                                      Nine months ended               For the years ended December 31,
Rental Property                             September 30, 1995     September 30, 1994       1994    1993    1992
--------------------------------            ------------------     ------------------       ----    ----    ----
Ethan's Ridge and
  Ethan's Glen IIB                                  94%                    94%               94%     93%     94%
Fountain Place                                      95%                    93%               94%     97%     98%
James Street Crossing                               97%                    91%               92%     92%     89%
Trailway Pond II                                    98%                    93%               94%     94%     94%
                                            ------------------     ------------------       ----    ----    ----
                                                    96%                    93%               93%     94%     94%
                                            ------------------     ------------------       ====    ====    ====

                                                             SERIES II
                                                             ---------
                                                         Base Interest Paid From Properties Operations(1)
                           ---------------------------------------------------------------------------------------------------------
Name of Investment                        Nine months ended                        For the years ended December 31,
Rental Property               September 30, 1995     September 30, 1994         1994            1993               1992
-------------------        ---------------------     ------------------         ----            ----               ----
Ethan's Ridge and
  Ethan's Glen IIB             $  871,763                 $  855,849          $1,185,957         $1,051,763        $1,028,553
Fountain Place                  1,090,395                    906,407           1,271,575          1,343,102         1,078,123
James Street Crossing             794,261                    671,759             879,491            767,321           878,920
Trailway Pond II                  412,189                    311,626             460,387            449,564           469,880
                               ----------                 ----------          ----------         ----------        ----------
                               $3,168,608                 $2,745,641          $3,797,410         $3,611,750        $3,455,476
                               ==========                 ==========          ==========         ==========        ==========

                                                             SERIES II
                                                             ---------
                                                                  Net Rental Operating Income(2)
                              ---------------------------------------------------------------------------------------------------
Name of Investment                          Nine months ended                               For the years ended December 31,
Rental Property               September 30, 1995           September 30, 1994          1994             1993              1992
------------------            ------------------           ------------------          ----             ----              ----
Ethan's Ridge and
  Ethan's Glen IIB                $  926,764                   $  719,299           $1,055,881        $1,140,445       $1,056,498
Fountain Place                     1,276,007                      969,766            1,405,406         1,560,484        1,262,374
James Street Crossing                842,631                      795,620            1,047,043           955,506          841,452
Trailway Pond II                     470,714                      376,511              521,123           477,705          564,323
                                  ----------                   ----------           ----------        ----------       ----------
                                  $3,516,116                   $2,861,196           $4,029,453        $4,134,140       $3,724,647
                                  ==========                   ==========           ==========        ==========       ==========

(1) Exclusive of amounts paid to Fund I-II from the properties' reserves and/or general partners of the borrowers. Such amounts for Series I were $0 for both the nine months ended September 30, 1995 and 1994 and $0, $0 and $139,048 for the years ended December 31, 1994, 1993 and 1992, respectively. Such amounts for Series II were $0 and $27,500 for the nine months ended September 30, 1995 and 1994, respectively, and $27,500, $23,288 and $139,838 for the years ended December 31, 1994, 1993 and 1992, respectively.
(2) Calculated from the respective property's financial statements as net loss adjusted for depreciation, amortization, mortgage loan interest, and mortgage servicing and administrative fees.
(3) Rental operating information is not provided for the Observatory II investment because it is accounted for as an Investment in Mortgage Revenue Bond and is paying full base interest.

    SELECTED FINANCIAL DATA OF FUND III

       The following selected financial data and other data for the years ended December 31, 1994, 1993, 1992, 1991 and 1990 are derived from the audited financial statements of Fund III. The remaining selected financial and other data are derived from the unaudited financial statements of Fund III. In the opinion of Fund III GP, the data for the nine months ended September 30, 1995 and 1994 reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation. The data should be read in conjunction with the other financial information included elsewhere herein.

                             For the nine    For the nine
                             months ended    months ended                   FOR THE YEARS ENDED DECEMBER 31,
                             September 30,   September 30,
                                 1995           1994(4)       1994(4)       1993          1992           1991         1990
                             -----------     -----------   -----------  -----------   -----------   ------------   ------------
Net rental income (1)        $ 2,337,440     $ 2,112,975   $ 3,429,900  $ 2,822,609   $ 2,198,325   $  1,067,970    $    211,690
 Interest income from:
   Mortgage Revenue Bonds
    and working capital
    loans(3)                     684,105              --            --            --           --        769,025       3,928,031
Income from equity investment
  in Mortgage Revenue Bonds
  and working capital
  loan (2)                            --              --            --            --           --        989,152
Other income (expenses)         (443,385)       (129,644)     (173,586)     (230,847)       50,411       (19,760)        406,798
 Valuation adjustment on
   investment in real
   estate (1)                         --              --            --            --            --      (373,637)     (4,485,918)
                             -----------     -----------   -----------   -----------    -----------   -----------     ----------
Net income                   $ 2,578,160     $ 1,983,331   $ 3,256,314   $ 2,591,762    $ 2,248,736    $2,432,750     $  210,038
                             ===========     ===========   ===========   ===========    ===========   ===========     ==========
Net income allocated to
   BAC Holders               $ 2,552,121     $ 1,963,299   $ 3,223,425   $ 2,565,585    $ 2,226,024   $  2,408,179   $   207,917
                             ===========     ===========   ===========   ===========    ===========   ============   ===========
Net Income per BACs
   outstanding               $      0.49     $      0.37   $      0.61   $      0.49    $      0.42   $       0.46   $      0.04
                             ===========     ===========   ===========   ===========    ===========   ============   ===========
Total cash distribution per
   BAC outstanding           $      0.90      $     1.22   $      1.63   $      1.63    $      1.63   $       1.87   $      1.87
                             ===========     ===========   ===========   ===========    ===========   ============   ===========
Number of BACs outstanding     5,258,268       5,258,268     5,258,268     5,258,268      5,258,268      5,258,268     5,258,268
                             ===========     ===========   ===========   ===========    ===========   ============   ===========
Investment in real estate
 (1)                         $82,123,975     $91,576,714   $82,123,975   $91,576,714    $91,576,714   $ 91,576,714   $50,109,480
                             ===========     ===========   ===========   ===========    ===========   ============   ===========
Investment in real estate
   per BAC outstanding       $     15.46     $     17.24   $     15.46   $     17.24    $     17.24   $      17.24   $      9.43
                             ===========     ===========   ===========   ===========    ===========   ============   ===========

Investment in Mortgage
  Revenue Bonds and
  working capital loans (1)  $ 8,254,707              --   $ 8,254,707            --             --            --    $ 42,867,356
                             ===========     ===========   ===========   ===========    ===========   ============   ============

Total assets                 $85,419,187     $88,970,753   $87,296,032   $92,296,205    $97,929,180   $102,798,278   $109,519,928
                             ===========     ===========   ===========   ===========    ===========   ============   ============
Total assets per BAC
  outstanding                $     16.08     $     16.75   $     16.43   $     17.38    $     18.44   $      19.35   $      20.62
                             ===========     ===========   ===========   ===========    ===========   ============   ============
Net assets                   $79,273,833     $82,381,301   $81,476,398   $86,878,511    $92,918,617   $ 99,301,738   $106,828,989
                             ===========     ===========   ===========   ===========    ===========   ============   ============
Net assets per BAC
     outstanding             $     14.92     $     15.51   $     15.34   $     16.36    $     17.49   $      18.69   $      20.11
                             ===========     ===========   ===========   ===========    ===========   ============   ============

(1) Certain properties collateralizing the Mortgage Revenue Bonds have been transferred by deed in lieu of foreclosure to Owner Partnerships or considered in-substance foreclosed (ISF), generally as a result of defaults of the borrowers. As a result, Fund III has accounted for these investments as investments in real estate for financial statement purposes. Fund III recorded valuation adjustments representing the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property and other net assets of the property acquired in settlement of loans or in-substance foreclosed at the earlier of acquisition, development or construction (ADC) determination, transfer of the deed or when considered ISF. The valuation adjustments and the financial statement presentation are independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. A reconciliation of the major differences between the financial statement net income and the municipal income for federal income tax purposes is contained in Fund III's Annual Report filed on Form 10-K for the year ended December 31, 1994.
(2) In accordance with generally accepted accounting principles, two of the loans which had not been foreclosed or considered ISF were accounted for as real estate due to ADC determination as of December 31, 1991. Further discussion is contained in Management's Discussion and Analysis of Financial Condition and Results of Operations.
(3) Effective December 31, 1994, Fund III reclassified its investment in Paces River 2 from real estate to a mortgage revenue bond and working capital loan, as further discussed in Management's Discussion and Analysis of Financial Condition and Results of Operations.
(4) Certain amounts have been reclassified to conform to 1995 presentation.

                             BUSINESS OF FUND III

       Fund III was organized on September 1, 1987 under the DRULPA and will continue until December 31, 2017, unless dissolved earlier in accordance with its Agreement of Limited Partnership. Fund III was formed to acquire a portfolio of tax-exempt mortgage revenue bonds, issued by various state or local governments or their agencies or authorities and collateralized by non-recourse participating first mortgage loans on multifamily residential developments. Additionally, Fund III was permitted to use up to 5% of its gross offering proceeds to make taxable working capital loans to borrowers to cover certain expenses which could not be financed from the proceeds of the Mortgage Revenue Bonds.

       Fund III commenced a public offering of Series A BACs representing assignment of limited partnership interests in February 1988. As provided in the original offering, Fund III could issue BACs in additional series at the discretion of Fund III GP. As of September 30, 1995, 5,258,268 Series A BACs had been sold, representing total capital contributions of $131,456,700.

       On July 1, 1993, the Fund III GP listed the BACs on the AMEX with a trading symbol of CRL. The Fund III GP believes that the benefits to investors from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. In 1995, 1994, and 1993, Fund III met these exceptions due to its taxable working capital loans and was not taxed as a corporation.

       Fund III's objectives have been to: (1) provide quarterly cash distributions that will be exempt from regular federal income tax from base interest on the Mortgage Revenue Bonds; (2) provide additional cash distributions that will be exempt from regular federal income tax from payments of contingent interest on the Mortgage Revenue Bonds which will be determined (a) on the basis of the cash flow of the mortgaged properties, or
  (b) to the extent that cash flow is not sufficient to provide for the current payment of the maximum amount of contingent interest, on the basis of either
  (i) the net proceeds resulting from the sale of the mortgaged properties or
  (ii) the appraised value of the mortgaged properties upon repayment of the mortgage loans or remarketing of the Mortgage Revenue Bonds; (3) in certain circumstances, provide additional taxable cash distributions from payments of interest on the working capital loans; and (4) preserve and protect Fund III's capital. As of September 30, 1995, six of the eight properties securing the loans have been taken control of by Owner Partnerships through deed in lieu of foreclosure (or through transfer of partnerships interest of the borrower in the case of Geary Courtyard), which resulted in significant valuation adjustments to the carrying values of these properties during 1991 and 1990. Although Fund III will use diligent efforts to recover its investment, it is probable that the full amount of BAC Holder invested capital may not be recoverable on most of the bonds through net sale or refinancing proceeds as originally anticipated at the time of the BAC offerings. Consequently, it may be advisable to hold certain of the properties beyond the maturity dates of the mortgage loans (1998 through 2000). Due to proposed IRS regulations, the General Partners cannot be sure at this time how long the mortgage loans could be extended without triggering a deemed reissuance of the Mortgage Revenue Bonds for federal income tax purposes. If an extension of the mortgage loan maturity dates is a deemed reissuance, it would most likely result in the loss of the tax exempt status of the Mortgage Revenue Bonds.

       Base interest income on the mortgage loans is funded from property operations, certain borrowers' operating deficit guarantees, and reserves, if any, established at the time of closing on the acquisition of the Mortgage Revenue Bonds. If base interest payments cannot be fully satisfied, Fund III GP evaluates various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure or foreclosure.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
         OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF FUND III

       Fund III invested in eight Federally tax-exempt Mortgage Revenue Bonds with an aggregate principal amount of $97,101,000 and made three working capital loans with an aggregate principal amount of $3,409,604. As discussed below, as of September 30, 1995, six properties collateralizing certain of the Mortgage Revenue Bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to Owner Partnerships. As a result, Fund III accounts for these investments as real estate for financial statement purposes. Additionally, Fund III accounts for the Washington Ridge mortgage revenue bond as real estate in accordance with the AICPA Notice to Practitioners-ADC Arrangements. Accordingly, the consolidated balance sheets reflect these investments in the amounts of $68,659,334 and $70,780,645 as of September 30, 1995, and December 31, 1994,
  respectively, net of accumulated depreciation. Additionally, Fund III accounts for the investment in the Paces River 2 Mortgage Revenue Bond and working capital loan as a security and a loan, respectively, with a combined recorded investment of $8,254,707 as of September 30, 1995 and December 31, 1994, as discussed below.

       Investments in Mortgage Revenue Bonds that were previously accounted for as loans are accounted for as real estate on the earlier of the date of ADC determination, deed in lieu of foreclosure, transfer of partnership interests, or ISF and were recorded as real estate at the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property including other net assets of the property. The estimated fair values of the properties are the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. Fund III GP determined the estimated fair value of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than carrying value, direct write-downs were recorded to establish a new cost basis for these assets. Fund III continues to evaluate its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the AICPA Statement of Position 92-3 "Accounting for Foreclosed Assets" ("SOP 92-3"). Fund III's net realizable value determination takes into account Fund III's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If Fund III determines that its estimated net realizable value is less than the recorded investment in the property, then an additional valuation adjustment is recorded if the decline is considered permanent. In March 1995, the Financial Accounting Standards Board

  ("FASB") issued Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" ("SFAS 121"). This statement addresses how entities should measure impairment on long-lived assets. This statement is required to be implemented by Fund III in 1996 and effectively supersedes the impairment guidance under SOP 92-3 for properties intended to be held long term. The adoption of SFAS 121 is not expected to have a material effect on Fund III's consolidated financial statements. If the Merger is not consummated, it may be necessary to hold the properties through longer periods within the terms of the Mortgage Revenue Bonds, rather than the shorter existing loan terms, in which event investor approval of the extension of the mortgage term will be sought.

       In May 1993, the FASB issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values.

       The investment in Paces River 2 on Fund III's consolidated balance sheets is comprised of an investment in mortgage revenue bond and working capital loan with a combined recorded investment of $8,254,707. Fund III accounts for its investment in the Paces River 2 Mortgage Revenue Bond as available for sale since it may not have the ability to hold the Mortgage Revenue Bond to maturity. There were no unrealized gains or losses recognized for the nine months ended September 30, 1995, as the recorded investment approximated market value. The Mortgage Revenue Bond and working capital loan original principal balances are $8,750,000 and $850,000, respectively. Prior to December 31, 1994, the investments in Paces River 2 had been accounted for as real estate as they had been considered ISF. Fund III expects the full principal amounts of these investments to be repaid at maturity in 2000. Fund III recognizes the income from the Paces River 2 investment on a cash basis.

       No valuation adjustments were necessary on the properties for the nine months ended September 30, 1995 or for the years ended December 31, 1994, 1993 or 1992.

       In connection with the transfers of properties to the Owner Partnerships, Fund III obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Section 103 of the Code (which would cause the bonds to lose their tax-exempt status). Fund III also obtained opinions from bond counsel that certain transfers of the properties to the Owner Partnerships would not cause Fund III to become a substantial user of the projects pursuant to
  Section 103 of the Code (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Glen IIA and Ocean Walk transfers.

       In 1991, the U.S. Supreme Court decided a case, Cottage Savings
                                                       ---------------
  Association v. Commissioner ("Cottage Savings"), that could be interpreted to
  ---------------------------
  compromise the tax-exempt status of Mortgage Revenue Bonds which have been modified. In response to this decision, in December 1992, the Internal Revenue Service issued proposed regulations in connection with the modification of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations may
                       ---------------
  have on Fund III with respect to the bonds secured by loans on properties currently held by the Owner Partnerships. Fund III GP continues to believe that these bonds remain tax-exempt. If the Merger is not consummated, Fund III GP will continue its efforts to protect the tax exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision
                                                      ---------------
  and the proposed regulations, there can be no assurance that Fund III GP will be successful in its efforts.

       The Fund III GP's ongoing strategy has been for the Owner Partnership to continue holding the properties acquired upon the defaults of the original borrowers until the loan maturity dates. If the Merger Proposal is approved, the interests of the BAC Holders will be redeemed. If the Merger Proposal is not approved, in order to maximize the overall yield, the Fund III GP may recommend, subject to satisfactory resolution of any issues relating to the tax-exempt status of the Mortgage Revenue Bonds, for investor approval of the extension of certain loan maturity dates and, if approved, arrange for related amendments to the pertinent Mortgage Revenue Bond document.

       Following are updates of significant events affecting Fund III's properties during the nine months ended September 30, 1995 and the year ended December 31, 1994:

       Ocean Walk

       In March 1994, Ocean Walk experienced fire damage of approximately $135,000. The fire was caused by the negligence of a resident. The property's insurance carrier has covered the cost of the repairs less a minimal deductible. The cost of repairing the fire damage and the insurance carrier's reimbursement are reflected in rental expenses and rental revenue, respectively, in the consolidated statement of income. Repairs to the property relating to the fire damage were completed during the third quarter of 1994. In addition, the insurance carrier reimbursed the property approximately $27,000 in 1995 to cover lost rental revenue due to units taken off the market in 1994 as a result of the fire. As of December 31, 1994, all units were fully operational.

       Woodlane Place

       In March 1994, Fund III was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The Owner Partnership hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the estimated costs associated with the correction of the drainage problem could be as high as $300,000, and will not be covered by the property's insurance carrier. Property improvements relating to the drainage problem totaling approximately $29,000 were completed in the fourth quarter of 1994 and are included in the buildings and personal property in the consolidated balance sheets. As the remaining costs to correct the drainage problem are capitalizable costs and the work had not begun as of September 30, 1995, the consolidated financial statements do not include an adjustment for the remaining estimated costs. A contract for $55,000 in drainage work representing the first phase of the repairs has been negotiated and work began in October 1995. The remaining repairs are expected to be completed in 1996 and 1997. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these future capital improvements may be provided from the property's existing replacement reserves, future property cash flow, and/or a loan to the property from the working capital reserves of Fund III.

       Fund III has joined with the property's insurance carrier in a lawsuit against the original architect and general contractor of Woodlane Place.
  Fund III has joined on a contingency basis, with no legal fees being incurred unless Fund III receives a settlement or judgment, and with other legal expenses estimated to be less than $20,000. There is no assurance that Fund III will receive any funds as a result of this lawsuit.

     Ethan's Glen IIA

       In April 1995, Ethan's Glen IIA suffered damage to certain roofs due to a severe hail storm. The cost to repair the damaged roofs was paid by the property's insurance carrier, less a minimal deductible.

 A description of the portfolio securing the Mortgage Revenue Bonds held by Fund III is as follows:

             Investment Information                                    Mortgage Information
------------------------------------------------------------  ----------------------------------------
                                                   Date of
                                                 Acquisition
                                   No. of        or Date of       Loan                       Loan
                                   Rental       Construction   Origination      Face        Maturity
Name and Location                  Units         Completion       Date         Amount         Date
--------------------               ------       ------------   -----------  -------------- -----------
Mortgage Revenue Bond
---------------------
 and working capital loan
 ------------------------

Paces River 2
 Rock Hill, SC (2,4)                 230              --          7/28/88    $  9,600,000   2/02/2000
Real Estate
-----------

Ethan's Glen IIA
 Kansas City, MO (1)                 242             2/88         8/18/88      10,525,000   3/31/2000

Geary Courtyard
 San Francisco, CA (1,2)             164             2/89         8/18/88      18,900,000   9/01/2000

Ocean Walk
 Key West, FL (1)                    296             1/89         1/27/89      19,826,000   4/01/2000

Regency Woods
 West Des Moines, IA (1,2)           200             1/90         1/29/90       7,559,604   2/01/2000

Valley Creek II
 Woodbury, MN (1)                    177             5/89         2/21/89      10,100,000   7/01/2000

Washington Ridge
 Knoxville, TN (3)                   248             9/90        12/14/88      10,000,000   7/01/2000

Woodlane Place
 Woodbury, MN (1)                    216             2/88         9/16/88      14,000,000  11/01/1999
                                   -----                                     ------------
                                   1,773                                     $100,510,604
                                   =====                                     ============

                                                           Real Estate Information
                                           ------------------------------------------------------
                                                                       Buildings        Carrying
                                            Commencement                 and            Amount of
                                            of Real Estate             Personal        Investments
Name and Location                             Accounting     Land      Property         at 9/30/95
--------------------                       ---------------  -------    --------        -----------
Mortgage Revenue Bond
---------------------
 and working capital loan
 ------------------------

Paces River 2
 Rock Hill, SC (4)                                  --            --          --         $ 8,254,707
                                                                                         ===========
Real Estate
-----------

Ethan's Glen IIA
 Kansas City, MO (1)                           4/15/90      $   887,222  $ 8,943,985     $ 9,831,207

Geary Courtyard
 San Francisco, CA (1)                        12/31/90        2,679,666   16,716,243      19,395,909

Ocean Walk
 Key West, FL (1)                              9/30/91        3,580,530   13,387,656      16,968,186

Regency Woods
 West Des Moines, IA (1)                      12/31/91          552,938    6,382,591       6,935,529

Valley Creek II
 Woodbury, MN (1)                             12/31/90          107,964    8,416,883       8,524,847

Washington Ridge
 Knoxville, TN (3)                            12/31/91        1,697,677    6,492,192       8,189,869

Woodlane Place
 Woodbury, MN (1)                             12/31/90          722,059   11,556,369      12,278,428
                                                            -----------  -----------     -----------
                                                            $10,228,056  $71,895,919      82,123,975
                                                            ===========  ===========

                        Less: Accumulated depreciation as of September 30, 1995          (13,464,641)
                                                                                         -----------
                                                                                        $ 68,659,334
                                                                                        ============

(1) As discussed herein, as of September 30, 1995, these properties are accounted for as real estate due to deeds in lieu of foreclosure or other transfer.
(2) The amount listed under face amount of mortgage includes both the first lien tax-exempt loan and the second lien working capital loan.

(3) This loan has the characteristics of real estate and, therefore, is accounted for as such in accordance with the policy discussed in Fund III's Annual Report filed on Form 10-K for the year ended December 31, 1994.
(4) As discussed herein, effective December 31, 1994, the Paces River 2 investment is accounted for as an investment in Mortgage Revenue Bond and working capital loan.

       As illustrated in the table below, as of September 30, 1995, Fund III accounts for seven of its eight investments in Mortgage Revenue Bonds and two of its three working capital loans as real estate for financial statement purposes due to the receipt by the Owner Partnerships of deeds in lieu of foreclosure or transfer of partnership interests or in accordance with the AICPA Notice of Practitioners-ADC Arrangements.

                                                                                         Change in
                                                                                         Management
                      Depletion of                                                       Company to
                      Borrower and                                    Date of          Affiliate of the
 Name of Investment   Debt Service         Commencement of          Deed in Lieu       Fund III GP through
  Rental Property     Reserves (1)      Real Estate Accounting       or Transfer           1/31/94 (2)
------------------- ----------------  --------------------------- ------------------- ----------------------
Ethan's Glen IIA          1993                   4/15/90                4/15/90(3)             6/01/92
Geary Courtyard           1991                   12/31/90               6/30/93(4)               N/A
Ocean Walk                1992                   9/30/91                3/16/93(5)            11/01/93
Paces River 2             1992                   12/31/91               N/A(6,7)                 N/A
Regency Woods             1995                   12/31/91               2/28/95(8)               N/A
Valley Creek II           1993                   12/31/90               1/02/93                7/01/92
Washington Ridge           N/A                   12/31/91               N/A(9)                   N/A
Woodlane Place            1991                   12/31/90               1/02/92               10/01/91

  (1) Due to the depletion of borrower and debt service reserves, base interest payments made to Fund III are solely in the form of cash flow from the property's operations.

  (2) CRICO and CRICO Minnesota, affiliates of Fund III GP, assumed property management responsibilities on the indicated dates. On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to Residential. Residential was formed by CRI but on February 1, 1994, Residential was sold to AP CAPREIT, which is not currently owned by CRI and/or its affiliates.

  (3) During 1990, the Owner Partnership holding Ethan's Glen IIA was expanded so that two individuals unaffiliated with Fund III acquired a 98.99% interest in the Owner Partnership as limited partners in consideration for certain capital contributions, plus their undertaking to form an investor limited partnership to admit additional partners in exchange for further capital contributions. In November 1991, the Owner Partnership was further expanded to admit the investor partnership entity. The unaffiliated limited partners are in default with respect to the pay-in schedule and their interests will be terminated.

  (4) In 1991, Fund III entered into a workout agreement with the borrower pursuant to which the borrower would pay all cash flow to Fund III, with certain agreed upon minimum performance goals. The borrower, at that time, deposited a deed in lieu of foreclosure in escrow that would be recorded if the borrower defaulted under the workout or failed to cure all arrearages by June 1, 1992. The borrower transferred its partnership interests in Geary Courtyard Associates, a California limited partnership, as a result of the default by the borrower on the loan workout agreement.

  (5) A deed in lieu of foreclosure was obtained in exchange for a release of the borrower's general partners' unsecured operating deficit guarantee.

  (6) In March 1993, Fund III finalized a three-year workout agreement (the "Workout") with the borrower. The balance of the borrower's guarantee amount has been paid in full. The Workout requires the borrower to pay the base interest on the tax-exempt loan in full on a monthly basis, while allowing all or a portion of the interest on the working capital loan to accrue (the amount adjusts annually). Upon the occurrence of a monetary default during the term of the Workout, Fund III may direct the release of the deed currently held in escrow to be recorded in lieu of foreclosure. Currently, the borrower is in compliance with the terms of the Workout.

  (7) Effective December 31, 1994, the Paces River 2 investment is accounted for as an investment in Mortgage Revenue Bond and working capital loan, as discussed above.

  (8) Shortfalls in interest payments from Regency Woods were being paid from draws on a $250,000 irrevocable letter of credit. Fund III drew down the full amount remaining under the letter of credit in January 1995, resulting in the default by the borrower on the working capital loan. The borrower transferred the property by deed in lieu of foreclosure to an Owner Partnership as of February 28, 1995.

  (9) In the first quarter of 1992, the borrower on Washington Ridge informed Fund III that six months of break-even operations occurred and subsequently provided documentation to Fund III from the borrower's independent accounting firm to support this conclusion. Therefore, the outstanding operating deficit guarantee was reduced pursuant to the terms of the loan agreement to $500,000. Currently, the borrower is paying full debt service solely from property operations. In the fourth quarter of 1994, the borrower informed Fund III that the debt service coverage requirement had been met. Fund III GP has reviewed documentation from the borrower's independent accounting firm, and released the operating deficit guarantee in the first half of 1995. Contingent interest is being paid on a quarterly basis. This investment is accounted for as real estate due to ADC determination.

                       FINANCIAL CONDITION AND LIQUIDITY

       The primary sources of Fund III's future cash flows are expected to be from receipts of base interest on mortgage loans, which are dependent upon the net operating income of the properties. Therefore, Fund III's investment in the Mortgage Revenue Bonds and working capital loans is subject to the general risks inherent to the ownership of real property. These risks include reduction in rental income due to an inability to maintain occupancy levels, adverse changes in general economic conditions, and adverse changes in local conditions. Fund III GP expects that the properties transferred to the Owner Partnerships will continue to generate sufficient cash flow to pay all operating expenses, meet escrow deposit requirements and pay some, but not all, of the base interest due to Fund III. Other than the estimated $270,000 in drainage correction costs relating to Woodlane Place, as discussed above, Fund III has no material commitments for capital expenditures.

       Fund III expects to continue to make distributions to BAC Holders on a quarterly basis. The Merger Agreement stipulates that 1996 distributions cannot exceed $.10 per BAC per month. There are no other legal restrictions on Fund III's present or future ability to make cash distributions other than as set forth in the Fund III Merger Agreement. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of Fund III, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees have been depleted during the first quarter of 1995, Fund III will not be able to maintain the distributions to BAC Holders at the 1994 level. The 1995 distributions will be based primarily on cash flow from Fund III's operations. Cash flow from Fund III's operations consist of cash flow from six of the properties, plus specified base interest payments from two properties, plus contingent interest from one property, supplemented by any available property reserves/borrower guarantees, less Fund III's expenses. Fund III GP seeks to optimize cash flow from the properties owned by the Owner Partnerships. Despite these efforts, the amounts paid to Fund III from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. The 1995 distribution was $1.20 per BAC.

       The following distributions were paid or accrued to Fund III BAC Holders of record for the nine months ended September 30, 1995 and the years ended December 1994, 1993 and 1992:

                          1995                  1994                 1993                 1992
                    Distributions to      Distributions to     Distributions to     Distributions to
                       BAC Holders           BAC Holders          BAC Holders          BAC Holders
                ------------------------ ------------------ ---------------------  -------------------

                               Per                    Per                   Per                   Per
 Quarter  Ended      Total     BAC         Total      BAC       Total       BAC         Total     BAC
---------------- -----------  -----    ------------ -------  ------------ ---------  -----------  -----
March 31          $1,577,480   $0.30     $2,103,307    $0.40   $2,106,988    $0.40  $2,124,340    $0.40
June 30            1,577,480    0.30      2,155,890     0.41    2,135,908     0.41   2,124,340     0.40
September 30       1,577,480    0.30      2,155,890     0.41    2,141,693     0.41   2,147,477     0.41
December 31               (1)     (1)     2,155,890     0.41    2,160,097     0.41   2,148,529     0.42
                -------------- -------- ------------   -------  ---------- --------- -----------  ------
   Total          $4,732,440     $0.90   $8,570,977    $1.63   $8,544,686    $1.63  $8,544,686    $1.63
                ============== ========  ===========   ======= ===========  ======== ===========  ======

  (1) Distributions to BAC Holders totaling $1,577,480 or $0.30 per BAC were declared for the quarter ended December 31, 1995, bringing the 1995 distribution to BAC Holders to $6,309,920 or $1.20 per BAC.

         Distributions to Fund III BAC Holders for the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                          For the nine months
                                          ended September 30,
                                          -------------------
                                                                                   For the years ended December 31,
                                                                 ------------------------------------------------------------------
                                                 1995                       1994                 1993                1992
                                          -------------------    -------------------     -------------------  -------------------
Cash flow (1)                                      $4,820,355             $6,740,474             $7,132,542           $6,239,773


Net (deposits to) withdrawals from
 working capital/interest reserves                    (39,630)             1,917,953              1,499,326(2)         2,392,085(3)
                                          -------------------     -------------------    ----------------------  ------------------

       Total cash available for
        distribution                               $4,780,725             $8,658,427             $8,631,868           $8,631,858
                                          ===================      ====================   ====================    ==================
Distributions to:

       General Partner (1.01%)                        $48,285                $87,450               $87,182               $87,171
                                          ===================       ===================   =====================   =================
       BAC Holders (98.99%)                        $4,732,440             $8,570,977            $8,544,686            $8,544,686
                                          ===================       ===================   =====================   =================

  (1) As defined in the Limited Partnership Agreement.
  (2) Excludes working capital loan advances and repayments of $153,000 and $83,939, respectively.
  (3) Excludes payments of deferred interest from interest reserves of $179,948.

       As of September 30, 1995, Fund III had cash and cash equivalents of $131,737, unrestricted marketable securities of $1,304,826 and restricted cash and cash equivalents of $2,113,785. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses, and are stated at cost, which generally represents par value and approximates market value. In May 1993, the FASB issued SFAS No. 115. This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. Fund III implemented SFAS 115 in 1994, and has classified its investments in marketable securities into the Available for Sale category. Realized gains and losses on the sale of the marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the nine months ended September 30, 1995 and the year ended December 31, 1994 as the cost for the tax-exempt municipal bonds approximated market value throughout the nine months ended September 30, 1995 and the year ended December 31, 1994.

       As of December 31, 1994, Fund III had aggregate investments in marketable securities (including those held in working capital and interest reserves, as discussed below) with the following maturities:

          Amount        Maturity
        ------------    ------------------------
        $1,931,570      Within one year
           296,402      Between one and five years
           670,714      Between five and ten years
         3,069,732      After ten years
        ------------
        $5,968,418
        ============

       Fund III has working capital reserves which may be available for the ongoing costs of operating Fund III, for supplementing distributions to investors and for making working capital loans to the borrowers. As of September 30, 1995 and December 31, 1994, the working capital reserves were $4,001,726 and $3,846,520, respectively, both of which exceed Fund III's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by Fund III GP. The surplus working capital reserve balance of approximately $284,000 as of September 30, 1995 may be used to supplement distributions to BAC Holders. Of the total distributions made during the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992, $0, $1,917,953, $1,499,326 and $2,392,085,
  respectively, were funded from the surplus working capital reserves.

       Fund III established interest reserves which represent Fund III GP's estimate of the total base interest on the investment in Mortgage Revenue Bonds and working capital loans to be deferred during the deferral period, generally, the project construction period as defined by the respective loan agreements. The interest reserves also included debt service reserves established by Fund III for six mortgage loans. Funds in the interest reserves are invested in tax-exempt municipal bonds with terms similar to Fund III's marketable securities and are stated at cost, which generally represents par value and approximates market value. The interest reserves may be used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid to Fund III during the deferral period. During the nine months ended September 30, 1995 and the years ended December 31, 1994, 1993 and 1992, $115,576, $0, $15,000 and $649,854, respectively, were transferred to working capital reserves to fund distributions to BAC Holders. As of September 30, 1995, interest reserves relating to Regency Woods had been depleted, and interest reserves applicable to Washington Ridge were $298,750. As of December 31, 1994, interest reserves applicable to Regency Woods and Washington Ridge were $414,326.

       Fund III closely monitors its cash flow and liquidity position in an effort to ensure that sufficient cash is available for operating requirements and distributions to BAC Holders. Fund III's net cash provided by operating activities, which consists primarily of receipt of base interest on mortgage loans, for the nine months ended September 30, 1995 was adequate to support operating requirements and the payment of declared distributions to BAC Holders and Fund III GP. Fund III's net cash provided by operating activities for 1994 and 1993 was supplemented by withdrawals from working capital reserves to meet distributions to BAC Holders and the Fund III GP. Fund III estimates that future cash flows from receipt of base interest on mortgage loans, in the aggregate, will be sufficient to pay operating expenses.

                             RESULTS OF OPERATIONS

       Fund III's net income for the three months ended September 30, 1995 increased from the same period in 1994 primarily due to a decrease in rental expenses resulting from repairs made in 1994 relating to fire damage and frost heaving at Ocean Walk and Woodlane Place, respectively, as well as a decrease in real estate tax expense at Woodlane Place resulting from a special assessment paid in 1994. Contributing to the increase in net income was the reclassification of the investment in Paces River 2 from real estate to Mortgage Revenue Bond and working capital loan, as discussed above. In 1995, Fund III recognized income from the Paces River 2 Mortgage Revenue Bond and working capital loan on an accrual basis. The 1994 income from the Paces River 2 Mortgage Revenue Bond and working capital loan is limited to the property's net rental income due to its classification as real estate in 1994. Also contributing to the increase in net income was a decrease in depreciation expense as a result of the use of an accelerated method for personal property. Partially offsetting the increase in net income were fees to Oppenheimer in connection with the Fairness Opinion, as previously discussed, as well as a decrease in rental revenue resulting from the receipt in 1994 of insurance reimbursements for repairs to Ocean Walk and Woodlane Place, as discussed above. The decrease in rental revenue was partially offset by an increase in occupancy and rental rates at certain properties. Also partially offsetting the increase in net income was an increase in general and administrative expenses due to the recognition in the third quarter of 1994 of decreased annual report printing costs.

       The Fund III's net income for the nine months ended September 30, 1995 increased from the same period in 1994 primarily due to the reclassification of the investment in Paces River 2, a decrease in rental expenses and a decrease in depreciation expense, as discussed above. Partially offsetting the increase in net income were fees to Oppenheimer, as discussed above, as well as a decrease in other interest income resulting from lower cash and investment balances.

       Fund III's net income for 1994 increased compared to 1993 primarily as a result of an increase in net rental income. The net rental income of the properties increased principally as a result of an increase in rental rates and economic occupancy at certain properties, as well as insurance reimbursements received in 1994 for repairs to Ocean Walk and Woodlane Place, as discussed above. Contributing to the increase in net income was a decrease in depreciation expense as a result of the use of an accelerated method for personal property. Also contributing to the increase in net income was a decrease in general and administrative costs and professional fees primarily related to loan workout negotiations in 1993 concerning Paces River 2 and the transfer of the deed of Ocean Walk. Partially offsetting the increase in net income was an increase in rental expense resulting primarily from repairs relating to fire damage and frost heaving at Ocean Walk and Woodlane Place, respectively, as discussed above, as well as an increase in non-recurring repairs and maintenance, payroll expense and marketing fees at certain properties. Also partially offsetting the increase in net income was a decrease in other interest income resulting from less cash available for short-term investments.

       Fund III's net income for 1993 increased compared to 1992 primarily as a result of an increase in net rental income. The net rental income of the properties increased principally as a result of increased rental rates and occupancy and a decrease in concessions and receipt of real estate tax refunds at certain properties. Partially offsetting the increase in net income was a decrease in Fund III's interest income resulting from less cash available for short-term investments and a decline in yield on those investments, as well as an increase in general and administrative costs (primarily related to the transfer of deed of Ocean Walk).

       Presented below is a summary of the rental operations for the nine months ended September 30, 1995 and 1994 and the years ended December 31, 1994, 1993 and 1992 of each of the properties in which Fund III has invested.

                                                         Average Physical Occupancy
                           ---------------------------------------------------------------------------------------------------------
    Name of Investment              Nine months ended                                For the years ended December 31,
     Rental Property       ---------------------------------------------------------------------------------------------------------
------------------------     September 30,            September 30,
                                 1995                     1994                 1994                1993                  1992
                           -----------------      -------------------  -------------------------------------------------------------
Ethan's Glen IIA                  93%                      92%                   92%                94%                   92%

Geary Courtyard                   93%                      90%                   89%                88%                   68%

Ocean Walk                        95%                      93%                   94%                97%                   86%

Paces River 2                     96%                      97%                   97%                97%                   92%

Regency Woods                     95%                      96%                   95%                93%                   94%

Valley Creek II                   97%                      95%                   96%                95%                   97%

Washington Ridge                  96%                      95%                   95%                94%                   95%

Woodlane Place                    98%                      97%                   97%                98%                   98%
                           -----------------      -------------------  ----------------    -----------------   -------------------
                                  95%                      94%                   94%                95%                   90%
                           =================      ===================  ================    =================   ====================

                                                   Base Interest Paid From Properties' Operations (1)
                           ---------------------------------------------------------------------------------------------------------
    Name of Investment              Nine months ended                                For the years ended December 31,
     Rental Property       ---------------------------------------------------------------------------------------------------------
------------------------     September 30, 1995    September 30, 1994     1994                1993                      1992
                           ---------------------------------------------------------  --------------------   ----------------------
Ethan's Glen IIA             $  547,277            $     546,087        $  776,803      $     811,075               $ 568,480

Geary Courtyard                 577,000                  451,329           601,329            687,267                 178,811

Ocean Walk                    1,209,332                1,087,162         1,571,022          1,560,048               1,129,283

Paces River 2                   607,835                  560,939           743,314            706,634                 601,946

Regency Woods                   333,562                  408,055           544,268            538,836                 572,508

Valley Creek II                 520,052                  387,959           614,332            554,970                 464,701

Washington Ridge                656,250                  656,250           875,000            875,000                 875,000

Woodlane Place                  707,716                  600,917           979,747            880,463                 682,318
                           ------------------    -------------------   -------------  --------------------   ---------------------
                            $ 5,159,024              $ 4,698,698       $ 6,705,815        $ 6,614,293             $ 5,073,047
                           ==================    ====================  =============  =====================  ======================

                                                         Net Rental Operating Income(2)
                           ----------------------------------------------------------------------------------
Name of Investment                  Nine months ended                       For the years ended December 31,
                           ----------------------------------------------------------------------------------
Rental Property               September 30, 1995   September 30, 1994        1994         1993        1992
                              ------------------   ------------------    ----------    ---------   ----------
Ethan's Glen IIA                  $  586,439           $  562,689        $  790,845   $  774,122   $  770,350
Geary Courtyard                      631,505              442,318           783,771      580,464      359,379
Ocean Walk                         1,250,336            1,242,732         1,824,749    1,606,833    1,280,178
Paces River 2                             --              511,600           687,471      742,487      624,118
Regency Woods                        313,187              480,407           625,189      565,256      829,249
Valley Creek II                      537,062              482,472           673,774      614,947      687,992
Washington Ridge                     786,095              778,069         1,024,343    1,006,807      967,320
Woodlane Place                       811,433              624,623           964,846    1,026,677      930,143
                                  ----------           ----------        ----------   ----------   ----------
                                  $4,916,057           $5,124,910        $7,374,988   $6,917,593   $6,448,729
                                  ==========           ==========        ==========   ==========   ==========

  (1) Exclusive of amounts paid to Fund III from the properties' reserves and/or general partners of the borrowers. Such amounts were $17,834 and $213,531 for the nine months ended September 30, 1995 and 1994, respectively, and $250,682, $622,060 and $854,837, respectively, for the years ended December 31, 1994, 1993 and 1992.
  (2) Calculated from the respective property's financial statements as net loss, adjusted for depreciation, amortization, mortgage loan interest and mortgage servicing and administration fees.
  (3) Rental operating income is not provided for the Paces River 2 investment for the nine months ended September 30, 1995 because beginning
      December 31, 1994 it is accounted for as an investment in Mortgage
      Revenue Bond and working capital loan, as discussed herein.

                                  LITIGATION

       On September 22, 1995, Irving Zakin commenced a putative class action (the "Zakin Action") against William Dockser, H. William Willoughby, CRI, the General Partners, the Assignor Limited Partners, CAPREIT and each of the Funds (collectively, the "Defendants") in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14558). The complaint alleges, among other things, that the price offered to the BAC Holders in the Mergers at the time the complaint was filed was inadequate, and that the Defendants breached their fiduciary duty to the BAC Holders, or aided and abetted such a breach, engaged in self-dealing and misled BAC Holders, in connection with the Mergers. The suit seeks to enjoin the Transaction Proposals, damages in an unspecified amount for the BAC Holders, and to compel the Defendants to maximize the price paid to the BAC Holders and consider unspecified alternatives to the Transaction Proposals.

       On October 5, 1995, David and Johanna Wingard (the "Wingard Action") commenced a second putative class action against the Defendants in the Court of Chancery of the State of Delaware in New Castle County (C. A. No. 14604). The complaint in the Wingard Action contains virtually the identical allegations and seeks virtually the identical relief as in the Zakin Action. A request to the Court has been made by the plaintiffs in both lawsuits to consolidate the two actions.

       On January 31, 1996, the Defendants and the plaintiffs and their respective attorneys reached a tentative settlement of the purported class actions which is memorialized in a Memorandum of Understanding (the "Memorandum"), dated as of such date. The proposed settlement must be approved by the Court. The Memorandum contemplates the complete discharge, settlement and release of all claims that have been, could have been, or in the future might be asserted in any action or any other proceeding in connection with the Mergers. The parties to the Memorandum will use their best efforts to execute an appropriate Stipulation of Settlement (the "Stipulation") and such other documents as may be required in order to obtain approval by the court of the settlement.

       The Defendants have denied, and continue to deny, that any of them have committed or threatened to commit any violations of law or breaches of duty to the BAC Holders. The Defendants have entered into the Memorandum solely because the proposed settlement would eliminate the burden and expense of further litigation and would facilitate the consummation of the Mergers, which the General Partners believe to be in the best interests of the BAC Holders.

       In accordance with the Memorandum, the Merger Agreements were amended to provide that (a) the aggregate cash consideration paid to the BAC Holders shall be increased by $8.5 million from $150.0 million to $158.5 million (from which will be paid attorneys' fees and expenses as awarded by the court), and
  (b) the aggregate amount payable in consideration for the Accrued Fees payable to CRI shall be no more than $2 million as compared with $4.023 million in the original Merger Agreements.

       Counsel for the plaintiffs have reviewed certain documents relating to the Mergers, including this Preliminary Proxy Statement, and will have the opportunity to review and take depositions of representatives of the General Partners and CAPREIT. After such review, counsel for the plaintiffs shall have the right to terminate the settlement contemplated in the Memorandum, based on material information not presently available to them.

       After the stipulation is executed, the parties will seek preliminary approval of the settlement by the Court and will then mail notice of the proposed settlement to members of the putative class. As soon as practicable following completion of the discovery described in the preceding paragraph and after class members have had a period of time to review the notice of proposed settlement, the parties will use their best efforts to obtain final Court approval of the settlement and the dismissal of the class actions as to all of the claims.

       On November 9, 1995, CRI filed a complaint against Capital Management Strategies, Inc. ("CMS"), a company controlled by Martin C. Schwartzberg, to determine the proper amount of fees to be paid in 1996 under an Asset Management Agreement. CMS answered on January 10, 1996, but asserted no counterclaims.

       Thereafter, Mr. Schwartzberg launched a hostile consent solicitation to be designated as managing general partner of 125 private partnerships sponsored by CRI. Mr. Schwartzberg is a former shareholder and executive officer of CRI who decided to leave the company as of January 1, 1990. In connection with his departure, he relinquished his general partner duties for all CRI-sponsored partnerships, including those of Fund I-II GP. Mr. Schwartzberg has publicly stated that he is opposing the Mergers until the Funds make their financial statements and financial statements of the Owner Partnerships available. The financial statements of the Funds are included in this Proxy Statement. The financial statements of the Owner Partnerships will be filed as exhibits to Current Reports on Form 8-K, to be filed with the Securities and Exchange Commission (the "SEC") by each of the Funds during the week of March 17, 1996. See "AVAILABLE INFORMATION".

       On January 18, 1996, Mr. Schwartzberg and CMS filed a complaint in the Circuit Court of Montgomery County, Maryland, against CRI and Messrs. Dockser and Willoughby alleging, among other things, (i) that CRI and Messrs. Dockser and Willoughby have breached an Asset Management Agreement pursuant to which Mr. Schwartzberg's company, CMS, agreed to perform limited functions related to property-level issues for a portion of CRI's subsidized housing portfolio (but not properties securing the Mortgage Revenue Bonds) by reducing the proposed budget for 1996, (ii) that the actions of CRI and Messrs. Dockser and Willoughby in connection with the Merger involve self-dealing and constitute a breach of their fiduciary duties to Mr. Schwartzberg, and (iii) that the actions in connection with the merger of CRIIMI MAE Inc. in June 1995 involved self-interest and led in part to the proposed reduction of the Asset Management Agreement budget. Neither of the Funds nor the General Partners was named as a defendant in this action, and Mr. Schwartzberg does not allege that he is a BAC Holder. Messrs. Dockser and Willoughby have entered an answer denying all of Mr. Schwartzberg's claims and moving to dismiss or strike the allegations concerning the Funds and CRIIMI MAE Inc. and dismiss or strike the related counts for failure to state a claim upon which relief can be granted.

  Messrs. Dockser and Willoughby have publicly responded that Mr. Schwartzberg's suit is motivated by his budget dispute with CRI and personal animosity.

       On February 12, 1996, the Montgomery County Circuit Court issued a memorandum opinion and order enjoining CMS and Mr. Schwartzberg from disclosing information made confidential under the Asset Management Agreement.

       On February 15, 1996, Mr. Schwartzberg filed suit in the New Castle County, Delaware Chancery Court against the General Partners (No. 14837). He alleges that he has made demands upon the General Partners, in his capacity as a general and limited partner of Fund I-II GP and as a limited partner of Fund III GP, to inspect and obtain copies of a current list of the BAC holders and other documents. He further alleges that his demands were rejected. On February 23, 1996, the General Partners answered the complaint, admitting that his demands have been rejected and denying that Mr. Schwartzberg is entitled to the materials requested because, among other things, he lacks standing and proper purpose to inspect and obtain copies of the requested materials. A hearing was held on March 6 and 7, 1996 and it is expected that the Court will render a decision following submission of briefs by the parties.

       On February 16, 1996, the Funds, together with the General Partners, CRI, and CAPREIT filed suit against Mr. Schwartzberg in the United States District Court for the Southern District of New York, No. 96 Civ. 1186 (LAK). The complaint alleges that Mr. Schwartzberg is engaged in an unlawful solicitation of proxies of the BAC Holders through two press releases he issued in violation of the federal securities laws and rules promulgated by the SEC requiring definitive proxy materials to be filed with the SEC and delivered to the BAC Holders and that he has made false and misleading statements in the solicitations concerning the terms of the Merger Agreements, the availability of certain financial information, and has falsely imputed base motives to the principals of the General Partners. On February 23, 1996, the court, without making findings of fact, issued a temporary restraining order barring Mr. Schwartzberg from making any solicitation of the BAC Holders without first complying with the SEC rules pending a hearing on a proposed preliminary injunction. The court held a hearing on March 5, 1996, on the motion for preliminary injunction, and, pending a decision, continued the temporary restraining order.


                            MANAGEMENT OF THE FUNDS

       The Funds have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and current executive officers of CRI, the corporate general partner of the General Partners. The business address of each of the persons listed below is CRI, Inc., The CRI Building, 11200 Rockville Pike, Rockville, Maryland 20852.

  William B. Dockser, 59, Chairman of the Board and Treasurer of CRI and a Director since 1974. Prior to forming CRI, he served as President of Kaufman and Broad Asset Management, Inc., an affiliate of Kaufman and Broad, Inc., which managed a number of publicly held limited partnerships created to invest in low and moderate income multifamily apartment complexes. For a period of 2-1/2 years prior to joining Kaufman and Broad, he served in various positions at HUD, culminating in the post of Deputy FHA Commissioner and Deputy Assistant Secretary for Housing Production and Mortgage Credit, where he was responsible for all federally insured housing production programs. Before coming to Washington, Mr. Dockser was a practicing attorney in Boston and also was a special Assistant Attorney General for the Commonwealth of Massachusetts. He holds a Bachelor of Laws degree from Yale University Law School and a Bachelor of Arts degree, cum laude, from Harvard University. He is also Chairman of the Board of CRIIMI MAE Inc., CRIIMI, Inc., and CRI Liquidating REIT, Inc.

  H. William Willoughby, 49, President, Secretary and a Director of CRI since January 1990 and Senior Executive Vice President, Secretary and a Director of CRI from 1974 to 1989. He is principally responsible for the financial management of CRI and its associated partnerships. Prior to joining CRI in 1974, he was Vice President of Shelter Corporation of America and a number of its subsidiaries dealing principally with real estate development and equity financing. Before joining Shelter Corporation, he was a Senior Tax Accountant with Arthur Andersen & Co. He holds a Juris Doctorate degree, a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of South Dakota. He is also a Director and executive officer of CRIIMI MAE Inc., CRIIMI, Inc. and CRI Liquidating REIT, Inc.

  Richard J. Palmer, 44, Senior Vice President-Chief Financial Officer. Prior to joining CRI in 1983 as Director of Tax Policy, he was a Tax Manager at Grant Thornton (formerly Alexander Grant & Company). He also served in the Tax and Audit Departments of Peat, Marwick, Main and Company (formerly Peat, Marwick, Mitchell and Company) prior to his seven years at Grant Thornton. He holds a Bachelor of Business Administration degree from the Florida Atlantic University and is also a Certified Public Accountant.

  Ronald W. Thompson, 49, Group Executive Vice President-Hotel Asset Management. Prior to joining CRI in 1985, he was employed at the Hyatt Organization where he most recently served as the General Manager of the Hyatt Regency in Flint, Michigan. During his nine year tenure with Hyatt, he held senior management positions with the Hyatt Regency in Dearborn, Michigan, the Hyatt in Richmond, Virginia, the Hyatt in Winston-Salem, North Carolina and the Hyatt Regency in Atlanta, Georgia. Before joining Hyatt, Mr. Thompson worked in London, England for the English Tourist Board as well as holding management positions in Europe, Australia, and New Zealand in the hotel industry. Mr. Thompson received his education in England where he received a business degree in Hotel Administration from Winston College.

  Susan R. Campbell, 37, Senior Vice President-CRI Realty Services. Prior to joining CRI in March 1985, she was a budget analyst for the B.F. Saul Advisory Company. She holds a Bachelor of Science degree in business from the University of Maryland.

  Melissa Cecil Lackey, 40, Senior Vice President and General Counsel. Prior to joining CRI in 1990, she was associated with the firms of Zuckerman, Spaeder, Goldstein, Taylor & Kolker in Washington, D.C. and Hirsch & Westheimer in Houston, Texas. She holds a Juris Doctorate from the University of Virginia School of Law and a Bachelor of Arts degree from the College of William & Mary.

                            THE MERGER PARTNERSHIPS

       The Merger Partnerships have been created solely for the purpose of effecting the Mergers. CAPREIT, the general partner of the Merger Partnerships, is based in Rockville, Maryland and is a self-managed, self-administered private real estate investment trust. It presently owns 30 multi-family complexes located in 10 states. In addition to managing the 7,512 apartments that it owns, CAPREIT manages another 9,073 apartments (including some of the apartments owned by the Owner Partnerships) for third-party owners. CAPREIT has a total capitalization in excess of $331 million. AP CAPREIT holds 99.83% of the outstanding capital stock of CAPREIT. CAPREIT Limited Partnership, a Maryland limited partnership, is the initial limited partner of each of the Merger Partnerships.

       The Merger Partnerships are Delaware limited partnerships with executive offices at 11200 Rockville Pike, Rockville, Maryland 20852.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       CAPREIT was initially formed by CRI, an affiliate of the General Partners, for the purpose of acquiring, owning and managing a portfolio of multi-family real estate properties. In order to obtain some of the funds necessary to acquire such properties, CAPREIT issued all its outstanding shares to AP CAPREIT Partners, L.P. ("AP CAPREIT"), an affiliate of Apollo Real Estate Investment Fund, L.P., on January 31, 1994. In connection with such share issuance and CAPREIT's acquisition of 20 properties, CRI and certain other affiliates of the General Partners (the "CRI Affiliates") contributed property and asset management contracts relating to approximately 50 multi-family rental properties and other assets relating to its property management business (including the property management contracts for a majority of the properties securing the Mortgage Revenue Bonds) to CAPREIT Residential Corporation ("CAPREIT Residential"), an affiliate of CAPREIT, for $6,053,000 in installment notes, which installment notes CRI and the CRI Affiliates contributed to AP CAPREIT in exchange for contingent limited partner residual profits interests of up to 22% in AP CAPREIT, assuming certain events occurred and hurdle rates were met. The CRI Affiliates had the right and the obligation under certain circumstances to reacquire the property management business at any time prior to June 30, 1995, at no cost to them.
  As of June 30, 1995, neither CRI nor the CRI Affiliates had not received any distributions on account of their interests in AP CAPREIT.

       On June 30, 1995, in connection with the cancellation of the right to reacquire the property management business, AP CAPREIT redeemed the limited partner interests of CRI and the CRI Affiliates in AP CAPREIT for an aggregate of $4,750,000. Because the respective owner of each property covered by the property management contracts retains the right to terminate the contract and change the property management agent at any time, CRI and the CRI Affiliates agreed to pay CAPREIT Residential up to a maximum aggregate amount of

  $3,900,000 if certain property management contracts relating to the multi-family rental properties, including property management contracts for a majority of the properties which secure the Mortgage Revenue Bonds, are terminated under specified conditions at any time prior to June 30, 2005 (a "Termination Refund").

       If the Mergers are consummated, the parties have agreed that no Termination Refunds shall be due with respect to the 13 properties securing the Mortgage Revenue Bonds which are managed by CAPREIT Residential. The maximum amount of Termination Refunds currently allocable to management contracts for the 13 properties which secure the Funds' Mortgage Revenue Bonds is $1,313,864, which amount decreases to $1,149,631 as of June 30, 1996.


                     MANAGEMENT OF THE MERGER PARTNERSHIPS

       The Merger Partnerships have no directors, executive officers or employees of their own. Set forth below are the names, ages and business experience of the directors and senior executive officers of CAPREIT, the general partner of the Merger Partnerships.

  Richard L. Kadish, 52, President, Chief Executive Officer and a Director of CAPREIT. Mr. Kadish oversees and directs all business affairs of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Kadish was Group Executive Vice President-Multifamily Acquisitions for CRI. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." Prior to 1978, he served as a Deputy Attorney General of the State of New Jersey, where he was counsel to the Division of Local Finance and Housing and Urban Renewal. He then served as counsel to the New Jersey Housing Finance Agency (now New Jersey Housing and Mortgage Finance Agency) and later was appointed as the Deputy Executive Director of the New Jersey Housing Finance Agency. Mr. Kadish is a member of the American Bar Association and the New Jersey Bar Association and is a director of both the National Housing & Rehabilitation Association and the National Multi Housing Council. He holds Juris Doctorate and Master of Arts degrees from Rutgers University and a Bachelor of Arts degree from the University of Pennsylvania. Mr. Kadish's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

  Bruce A. Esposito, 41, Chief Financial Officer and a Senior Vice President of CAPREIT. As CFO, Mr. Esposito is principally responsible for the administration of all financial affairs of CAPREIT. Prior to joining CAPREIT in April, 1994, Mr. Esposito was a Senior Engagement Manager with Coopers & Lybrand, dealing principally with clients in the real estate industry with concentrations in real estate investment trusts, SEC reporting matters and initial public offerings. Mr. Esposito holds a Master of Business Administration degree and Bachelor of Science degree from the University of Maryland and is a Certified Public Accountant. Mr. Esposito's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

  Jeffrey A. Goldshine, 43, Director of Management Operations and a Senior Vice President of CAPREIT. Mr. Goldshine is principally responsible for directing the property management affairs of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Goldshine was President and Chief Operating Officer of Artery Property Management, Inc., where he was responsible for all operations of a portfolio of 30 properties of 12, 000 apartments. Prior to joining Artery in 1984, Mr. Goldshine held supervisory positions in property management with Kay Management Company, Inc., Charles E. Smith Management, Inc. and Arlen Realty, Inc. Mr. Goldshine is a Certified Property Manager (CPM) affiliated with the Institute of Real Estate Management (IREM). Mr. Goldshine holds a Bachelor of Arts degree from George Washington University. Mr. Goldshine's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

  Ernest L. Heymann, 34, Director of Acquisitions and Strategic Planning and Senior Vice President of CAPREIT. Mr. Heymann is the chief financial underwriter for all acquisitions and developments of CAPREIT. Prior to joining CAPREIT in January, 1994, Mr. Heymann was Vice President-Multifamily Acquisitions of CRI. where he was responsible for the financial underwriting of multifamily properties. Prior to 1987, Mr. Heymann served as a project finance officer with Oxford Mortgage and Investment Corporation where he assisted in the structuring and placement of equity and debt for multifamily properties. He holds a Master of Business Administration (Finance) degree from George Washington University and a Bachelor of Science degree in finance from Gannon University. Mr. Heymann's business address is Capital Apartment Properties, Inc., 11200 Rockville Pike, Rockville, Maryland 20852.

  Michael D. Weiner, 43, Director of CAPREIT. Mr. Weiner became a Director of CAPREIT in January, 1994. Mr. Weiner has been an officer since 1992 of the general partner of Apollo Advisors, L.P., which, together with its affiliates, serves as the managing general partner of Apollo Investment Fund, L.P., AIF II, L.P. and Apollo Investment Fund III, L.P., private securities investment funds, and since 1993 an officer of the general partner of Apollo Real Estate Advisors, L.P. ("Apollo") which serves as the managing general partner of Apollo Real Estate Investment Fund L.P., a private real estate investment fund. Prior to 1992, Mr. Weiner was a partner of the national law firm of Morgan, Lewis & Bockius. Mr. Weiner is also a director of Applause, Inc., Continental Graphics Holdings, Inc., The Florsheim Shoe Company, Inc. and Furniture Brands International, Inc. Mr. Weiner's business address is Apollo Advisors, L.P., 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90057.

  W. Edward Scheetz, 30, a Director of CAPREIT. Mr. Scheetz became a Director of CAPREIT in January, 1994. Mr. Scheetz has been a principal of Apollo Real Estate Advisors, L.P. since May 1993 directing AREIF's investment program since that time. Prior to joining Apollo Real Estate Advisors, L.P., Mr. Scheetz was a principal of Trammel Crow Ventures, a national real estate investment firm. Mr. Scheetz is also a director of Crocker Realty Trust, Inc. and Roland International. Mr. Scheetz's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  Ronald Kravit, 38, a Director of CAPREIT. Mr. Kravit became a Director of CAPREIT in January, 1995. Mr. Kravit joined Apollo in 1994. Immediately prior to joining Apollo, Mr. Kravit was a Senior Vice President of G. Soros Realty Advisors/Reichmann International, managers of the Quantum Realty Fund. From 1991 to 1993, Mr. Kravit was with Maxxam

  Property Company, and from 1984 to 1991, he was a Vice President with Miller-Klutznick-Davis-Gray Co. and Miller/Davis Co., real estate investment, development and management firms affiliated with investors Marvin Davis and Myron Miller. Mr. Kravit graduated Cum Laude from Georgetown University with a B.S. in Business Administration and from the University of Pennsylvania's Wharton School of Business with an M.B.A. in Finance and Real Estate. Mr. Kravit is also a director of various subsidiaries of Winthrop Financial Corp. Mr. Kravit's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  Lee S. Neibart, 43, a Director of CAPREIT. Mr. Neibart became a director of CAPREIT in 1994. Mr. Neibart has been an associate of Apollo since December 1993. Since October 1994, Mr. Neibart has been a Director of Deforest Capital, Deforest Capital I, NPI and NPI Equity. Prior to 1993, Mr. Neibart also served as Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm based in Westchester County, New York. Mr. Neibart is also a director of Crocker Realty Trust, Inc. and Roland International, Inc. Mr. Neibart's business address is Apollo Real Estate Advisors, L.P., 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

  Jay Sugarman, 33, a Director of CAPREIT Mr. Sugarman became a Director of CAPREIT in January, 1994. Mr. Sugarman is President of Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), a $220 million partnership dedicated to investing in junior and participating mortgages, subordinated CMBS, and other real estate related debt. Starwood Mezzanine focuses on creating and structuring subordinated debt investments which provide superior returns on a risk-adjusted basis. Prior to forming Starwood Mezzanine, Mr. Sugarman managed a diversified investment fund on behalf of the Burden family, a branch of the Vanderbilts, and the Ziff family, former owners of Ziff-Davis Communications. While in that position, he was responsible for negotiating and structuring the formation of Starwood Capital Group on behalf of the Burden and Ziff families and for reviewing all real estate investments for both families. Earlier in his career, Mr. Sugarman worked in the merger and acquisition department of the First Boston Corporation and the commodity and derivatives trading area of Goldman Sachs & Co.. Mr. Sugarman graduated summa cum laude from Princeton University, where he was nominated for valedictorian and received the Paul Volcker Award in Economics. He is also a graduate of the Harvard Business School, receiving Baker Scholar Honors Mr. Sugarman's business address is Starwood Mezzanine Investors, L.P., Three Pickwick Plaza, Suite 250, Greenwich, CT 06830.


                             CERTAIN LEGAL MATTERS

       Except as set forth in this Proxy Statement, the General Partners are not aware of any filings, approvals or other action by any domestic or foreign governmental agency that would be required prior to the consummation of the Mergers and the related transactions. As noted above, the making of such filings, the obtaining of such approvals and the taking of such other action is a condition to the consummation of the Mergers and the related transactions.

       The General Partners do not believe that the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is applicable to the Mergers and the related transactions.

                                  ACCOUNTANTS

       Representatives of Arthur Andersen, LLP, the independent public accountants for each of the Funds, will be present at the Special Meetings and will be available to respond to questions.

                             AVAILABLE INFORMATION

       Fund I-II and Fund III are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by the Funds with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the public reference facilities maintained by the Commission at 7 World Trade Center, Suite 1300, New York, New York, 10048 and at Northwestern Atrium Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Beneficial Assignee Certificates in the Funds are listed for trading on the AMEX. Copies of documents filed by the Funds also should be available for inspection at the offices of the American Stock Exchange at 86 Trinity Place, New York, New York 10006.


       All reports and opinions from outside parties described under "SPECIAL CONSIDERATIONS", as well as financial statements of the Owner Partnerships, also will be made available for inspection and copying at the principal executive offices of the Funds during their regular business hours by any interested BAC Holder or representative thereof who has been so designated in writing.

                         INDEX TO FINANCIAL STATEMENTS

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

Consolidated Balance Sheets as of September 30, 1995 (unaudited) and
 December 31, 1994......................................................   F-2

Consolidated Statements of Operations (unaudited) for the three and
 nine months ended September 30, 1995 and 1994..........................   F-6

Consolidated Statements of Changes in Partners' Capital (Deficit)
 for the nine months ended September 31, 1995 (unaudited)...............  F-10

Consolidated Statements of Cash Flows for the nine months
 ended September 30, 1995 and 1994 (unaudited)..........................  F-11

Notes to Consolidated Financial Statements (unaudited)..................  F-15

Report of Independent Public Accountants................................  F-30

Consolidated Balance Sheet as of December 31, 1994 and 1993.............  F-31

Consolidated Statements of Income for the years ended December 31,
 1994, 1993 and 1992....................................................  F-32

Consolidated Statements of Changes in Partners' Capital (Deficit)
 for the years ended December 31, 1994, 1993 and 1992...................  F-34

Consolidated Statements of Cash Flows for the years ended December 31,
 1994, 1993 and 1992....................................................  F-36

Notes to Consolidated Financial Statements..............................  F-38


       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

Consolidated Balance Sheets as of September 30, 1995 (unaudited) and
 December 31, 1994......................................................  F-64

Consolidated Statements of Income (unaudited) for the three and nine months ended September 30, 1995 and 1994..........................  F-66

Consolidated Statements of Changes in Partners' Capital (Deficit)
 for the nine months ended September 31, 1995 (unaudited)...............  F-68

Consolidated Statements of Cash Flows for the nine months
 ended September 30, 1995 and 1994 (unaudited)..........................  F-69

Notes to Consolidated Financial Statements (unaudited)..................  F-71

Report of Independent Public Accountants................................  F-83

Consolidated Balance Sheet as of December 31, 1994 and 1993.............  F-84

Consolidated Statements of Income for the years ended December 31,
 1994, 1993 and 1992....................................................  F-85

Consolidated Statements of Changes in Partners' Capital (Deficit)
 for the years ended December 31, 1994, 1993 and 1992...................  F-86

Consolidated Statements of Cash Flows for the years ended December 31,
 1994, 1993 and 1992....................................................  F-87

Notes to Consolidated Financial Statements..............................  F-88

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                   Series I
                                                -------------
                                           As of           As of
                                        September 30,   December 31,
                                        -------------   ------------
                                             1995           1994
                                          -----------    -----------
                                          (Unaudited)

Investments in real estate:
  Land                                    $ 2,071,822    $ 2,071,822
  Buildings and personal property          35,649,844     35,649,844
                                          -----------    -----------
                                           37,721,666     37,721,666
    Less:
      Accumulated depreciation             (7,977,029)    (6,877,327)
                                          -----------    -----------
                                           29,744,637     30,844,339

  Mortgage revenue bond                     1,600,000      1,600,000

Cash and cash equivalents                      36,577        103,864
Restricted cash and cash equivalents        1,660,008      1,251,815
Marketable securities                         688,085      1,089,522
Working capital reserves invested
  in marketable securities                  1,111,767        921,929
Receivables and other assets                  298,020        393,469
                                          -----------    -----------
     Total assets                         $35,139,094    $36,204,938
                                          ===========    ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                    CONSOLIDATED BALANCE SHEETS - Continued

                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                    Series I
                                                 -------------
                                              As of           As of
                                           September 30,   December 31,
                                           -------------   ------------
                                                1995           1994
                                             -----------    -----------
                                            (Unaudited)

Distributions payable                        $   621,881    $ 1,151,631
Accrued mortgage administration and
  servicing fees due to related parties        1,225,393      1,093,242
Other liabilities related to real
  estate operations                            1,004,146        688,704
Deferred revenue                                 710,118        710,118
Accounts payable and accrued expenses            183,052         77,235
                                             -----------    -----------
     Total liabilities                         3,744,590      3,720,930
                                             -----------    -----------
Partners' capital (deficit):
  General partner                               (219,984)      (208,980)
  Beneficial Assignee Certificates
    (BACs) - issued and outstanding
    (2,280,000 of Series I BACs)              31,614,488     32,692,988
                                             -----------    -----------
      Total partners' capital                 31,394,504     32,484,008
                                             -----------    -----------
      Total liabilities and partners'
        capital                              $35,139,094    $36,204,938
                                             ===========    ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                Series II
                                              -------------
                                           As of           As of
                                        September 30,   December 31,
                                        -------------   ------------
                                             1995           1994
                                         ------------    -----------
                                          (Unaudited)

Investment in real estate:
  Land                                   $  4,945,198    $ 4,945,198
  Buildings and personal property          51,436,807     51,436,807
                                         ------------    -----------
                                           56,382,005     56,382,005
    Less:
      Accumulated depreciation            (10,977,598)    (9,481,589)
                                         ------------    -----------
                                           45,404,407     46,900,416

Cash and cash equivalents                      45,968        101,283
Restricted cash and cash equivalents        2,026,600      1,526,228
Marketable securities                         791,750      1,447,843
Working capital reserves invested
  in marketable securities                  1,992,550      1,646,746
Receivables and other assets                  369,674        457,368
                                         ------------    -----------
     Total assets                        $ 50,630,949    $52,079,884
                                         ============    ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                    CONSOLIDATED BALANCE SHEETS - Continued

                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                     Series II
                                                   -------------
                                              As of           As of
                                           September 30,   December 31,
                                           -------------   ------------
                                               1995           1994
                                           -------------   ------------
                                           (Unaudited)

Distributions payable                        $   883,387    $ 1,635,903
Accrued mortgage administration and
  servicing fees due to related parties        1,847,496      1,670,426
Other liabilities related to real
  estate operations                              707,486        461,336
Deferred revenue                                 594,180        594,180
Accounts payable and accrued expenses            203,754         99,475
                                             -----------    -----------
     Total liabilities                         4,236,303      4,461,320
                                             -----------    -----------
Partners' capital (deficit):
  General partner                               (283,276)      (270,915)
  Beneficial Assignee Certificates
    (BACs) - issued and outstanding
    (3,238,760 of Series II BACs)             46,677,922     47,889,479
                                             -----------    -----------
      Total partners' capital                 46,394,646     47,618,564
                                             -----------    -----------
     Total liabilities partners'
       capital                               $50,630,949    $52,079,884
                                             ===========    ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)

                                                 Series I
                                                ----------
                        For the three months ended    For the nine months ended
                                September 30,                September 30,
                        --------------------------    -------------------------
                             1995           1994           1995          1994
                         ----------     ----------    -----------   -----------

Income from invest-
  ments in real
  estate:
  Rental revenue         $1,602,681     $1,490,642    $ 4,637,938   $ 4,333,008
  Rental expenses          (905,345)      (803,189)    (2,612,028)   (2,416,124)
  Depreciation             (366,567)      (395,154)    (1,099,702)   (1,185,462)
                         ----------     ----------    -----------   -----------
  Net rental
    income                  330,769        292,299        926,208       731,422
  Mortgage revenue
    bond interest            32,000         32,000         96,000        96,000
                         ----------     ----------    -----------   -----------
                            362,769        324,299      1,022,208       827,422
                         ----------     ----------    -----------   -----------
Other income
  (expenses):
  Interest and
    other income             19,927          8,084         53,642        32,736
  Merger-related
    expenses               (143,162)            --       (143,162)           --
  General and
    admini-
    strative                (33,972)       (25,291)      (127,309)     (120,721)
  Professional
    fees                    (10,299)       (15,275)       (29,240)      (39,661)
                         ----------     ----------    -----------   -----------
                           (167,506)       (32,482)      (246,069)     (127,646)
                         ----------     ----------    -----------   -----------

Net income               $  195,263     $  291,817    $   776,139   $   699,776
                         ==========     ==========    ===========   ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

               CONSOLIDATED STATEMENTS OF OPERATIONS - Continued

                                  (Unaudited)

                                         Series I
                                       ------------
                      For the three months ended  For the nine months ended
                             September 30,              September 30,
                      --------------------------  -------------------------
                           1995          1994          1995         1994
                      ------------  ------------  ------------  -----------

Net income allo-
  cated to General
  Partner (1.01%)       $    1,972    $    2,948    $    7,839   $    7,068
                      ============  ============  ============  ===========
Net income allo-
  cated to BAC
  Holders
  (98.99%)              $  193,291    $  288,869    $  768,300   $  692,708
                      ============  ============  ============  ===========
Net income per
  BAC                   $     0.09    $     0.12    $     0.34   $     0.30
                      ============  ============  ============  ===========
BACs outstanding         2,280,000     2,280,000     2,280,000    2,280,000
                      ============  ============  ============  ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                  (Unaudited)


                                               Series II
                                              -----------
                        For the three months ended    For the nine months ended
                                September 30,                September 30,
                        --------------------------    -------------------------
                            1995           1994           1995          1994
                        -----------    -----------    -----------   -----------

Income from invest-
  ments in real
  estate:
  Rental revenue        $ 2,244,450    $ 2,076,012    $ 6,462,377   $ 5,970,854
  Rental expenses        (1,195,397)    (1,247,463)    (3,301,199)   (3,451,935)
  Depreciation             (498,670)      (510,824)    (1,496,009)   (1,532,471)
                        -----------    -----------    -----------   -----------
  Net rental
    income                  550,383        317,725      1,665,169       986,448
                        -----------    -----------    -----------   -----------
Other income
  (expenses):
  Interest and
    other income             29,780         12,678         95,660        63,365
  Merger-related
    expenses               (143,215)            --       (143,215)           --
  General and
    admini-
    strative                (41,619)       (33,324)      (152,181)     (151,935)
  Professional
    fees                    (12,967)        (5,930)       (39,190)      (51,529)
                        -----------    -----------    -----------   -----------
                           (168,021)       (26,576)      (238,926)     (140,099)
                        -----------    -----------    -----------   -----------
Net income              $   382,362    $   291,149    $ 1,426,243   $   846,349
                        ===========    ===========    ===========   ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

               CONSOLIDATED STATEMENTS OF OPERATIONS - Continued

                                  (Unaudited)


                                          Series II
                                         ------------
                      For the three months ended  For the nine months ended
                              September 30,              September 30,
                      --------------------------  -------------------------
                          1995          1994           1995        1994
                      ------------  ------------  -------------  ----------

Net income allo-
  cated to General
  Partner (1.01%)       $    3,862    $    2,941     $   14,405  $    8,548
                      ============  ============  =============  ==========
Net income allo-
  cated to BAC
  Holders
  (98.99%)              $  378,500    $  288,208     $1,411,838  $  837,801
                      ============  ============  =============  ==========
Net income per
  BAC                   $     0.12    $     0.09     $     0.44  $     0.26
                      ============  ============  =============  ==========
BACs outstanding         3,238,760     3,238,760      3,238,760   3,238,760
                      ============  ============  =============  ==========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

       CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

                  For the nine months ended September 30, 1995

                                  (Unaudited)


                                               SERIES I
                                               ----------
                                   Beneficial
                                    Assignee
                                   Certificate     General
                                     Holders       Partner         Total
                                   ------------   ----------   ------------

Balance, December 31, 1994          $32,692,988    $(208,980)   $32,484,008

  Net income                            768,300        7,839        776,139

  Distributions paid or accrued
    of $0.81 per BAC (including
    return of capital of $0.47
    per BAC)                         (1,846,800)     (18,843)    (1,865,643)
                                   ------------   ----------   ------------
Balance, September 30, 1995         $31,614,488    $(219,984)   $31,394,504
                                   ============   ==========   ============


                                                  SERIES II
                                                  ----------
                                   Beneficial
                                    Assignee
                                   Certificate     General
                                     Holders       Partner        Total
                                   ------------   ----------   ------------

Balance, December 31, 1994          $47,889,479    $(270,915)   $47,618,564

  Net income                          1,411,838       14,405      1,426,243

  Distributions paid or accrued
    of $0.81 per BAC (including
    return of capital of $0.37
    per BAC)                         (2,623,395)     (26,766)    (2,650,161)
                                   ------------   ----------   ------------
Balance, September 30, 1995         $46,677,922    $(283,276)   $46,394,646
                                   ============   ==========   ============

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (Unaudited)


                                                         Series I
                                                 -------------------------
                                                 For the nine months ended
                                                        September 30,
                                                 -------------------------
                                                     1995          1994
                                                 ------------  -----------
Cash flows from operating activities:
  Net income                                      $  776,139   $  699,776
  Adjustments to reconcile net income
    to net cash provided by operating
    activities:
    Depreciation                                   1,099,702    1,185,462
  Changes in assets and liabilities:
    Increase in restricted cash and
      cash equivalents                              (408,193)    (512,823)
    Decrease in receivables and other
      assets                                          95,449       32,606
    Increase in accrued mortgage admini-
      stration and servicing fees due to
      related parties                                132,151      199,476
    Increase (decrease) in accounts payable
      and accrued expenses                           105,817      (16,612)
    Increase in other liabilities related
      to real estate operations                      315,442      285,775
                                                  ----------   ----------
       Net cash provided by operating
         activities                                2,116,507    1,873,660
                                                  ----------   ----------
Cash flows from investing activities:
  Net sales of marketable securities                 401,437      748,671
  Net deposits to working capital
    reserves invested in marketable
    securities                                      (189,838)    (193,603)
                                                  ----------   ----------
       Net cash provided by investing
         activities                                  211,599      555,068
                                                  ----------   ----------

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

               CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                  (Unaudited)

                                                  Series I
                                         --------------------------
                                         For the nine months ended
                                               September 30,
                                         --------------------------
                                             1995          1994
                                         ------------  ------------
Cash flows from financing activities:
  Distributions to BAC Holders
    and General Partner                   (2,395,393)   (2,303,263)
                                         -----------   -----------
Net (decrease) increase in
  cash and cash equivalents                  (67,287)      125,465

Cash and cash equivalents, beginning
  of period                                  103,864        33,549
                                         -----------   -----------
Cash and cash equivalents, end
  of period                              $    36,577   $   159,014
                                         ===========   ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (Unaudited)


                                                       Series II
                                                -------------------------
                                                For the nine months ended
                                                       September 30,
                                                -------------------------
                                                    1995          1994
                                               --------------  -----------
Cash flows from operating activities:
  Net income                                      $1,426,243   $  846,349
  Adjustments to reconcile net income
    to net cash provided by operating
    activities:
    Depreciation                                   1,496,009    1,532,471
  Changes in assets and liabilities:
    Increase in restricted cash and
      cash equivalents                              (500,372)    (462,081)
    Decrease in receivables and other
      assets                                          87,694       67,089
    Increase in accrued mortgage admini-
      stration and servicing fees due to
      related parties                                177,070      293,473
    Increase (decrease) in accounts payable
      and accrued expenses                           104,279      (20,618)
    Increase in other liabilities related
      to real estate operations                      246,150      369,724
                                                  ----------   ----------
       Net cash provided by operating
         activities                                3,037,073    2,626,407
                                                  ----------   ----------
Cash flows from investing activities:
  Net sales of marketable securities                 656,093      809,878
  Net deposits to working capital
    reserves invested in marketable
    securities                                      (345,804)    (277,536)
                                                  ----------   ----------
       Net cash provided by investing
         activities                                  310,289      532,342
                                                  ----------   ----------

                  The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

               CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                  (Unaudited)



                                                     Series II
                                             --------------------------
                                             For the nine months ended
                                                   September 30,
                                             --------------------------
                                                 1995          1994
                                             ------------  ------------
Cash flows from financing activities:
  Distributions to BAC Holders
    and General Partner                       (3,402,677)   (3,271,805)
                                             -----------   -----------

Net decrease in cash and cash equivalents        (55,315)     (113,056)

Cash and cash equivalents, beginning
  of period                                      101,283       202,810
                                             -----------   -----------
Cash and cash equivalents, end
  of period                                  $    45,968   $    89,754
                                             ===========   ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

1.        BASIS OF PRESENTATION

          In the opinion of CRITEF Associates Limited Partnership (the General Partner), the accompanying unaudited consolidated financial statements of Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership) contain all adjustments of a normal recurring nature necessary to present fairly the Partnership's consolidated financial position as of September 30, 1995 and December 31, 1994, and the results of its consolidated operations for the three and nine months ended September 30, 1995 and 1994 and its consolidated cash flows for the nine months ended September 30, 1995 and 1994.

          These unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in consolidated financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes included in the Partnership's Annual Report filed on Form 10-K for the year ended December 31, 1994.

          The Partnership's consolidated balance sheets reflect the financial position of the properties for the dates presented. The Partnership's consolidated statements of income include the rental income, rental expenses and depreciation of nine of its ten properties, exclusive of debt service due to the Partnership, as a result of the receipt of deeds in lieu of foreclosure. The underlying real estate for Observatory II (formerly known as Greenhaven) in Series I is not included in this consolidation because the investment is accounted for as a loan for financial statement purposes.

          Certain amounts in the 1994 financial statements have been reclassified to conform to 1995 presentation.

2.        MERGER PROPOSAL

          On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of Capital Apartment Properties, Inc. (CAPREIT), a private real estate investment trust. An affiliate of CAPREIT is the property manager for four of the five properties securing the bonds held by Series I, and all five properties securing the bonds in Series II. If the merger proposal is approved by a majority vote of BAC Holders, all of the BACs in both Series I and Series II will be redeemed for cash and the interests represented by such BACs will be canceled. The redemption price per BAC will be $13.761 and $13.313 for Series I and Series II, respectively. In addition, the General Partner will sell its 1.01% general partnership interest in the Partnership to CAPREIT for $500,000. CAPREIT will also acquire an account receivable held by an affiliate and a former affiliate of the General Partner for the accrued mortgage servicing and

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

2.        MERGER PROPOSAL - Continued

administration fees on the related property mortgage loans of both Series I and Series II by paying the discounted amount of $2,929,035.

          Consummation of the merger is contingent upon the approval of a majority of combined Series I and Series II BAC Holders, voting together as one class. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption price to BAC Holders from a financial point of view. A proxy statement is expected to be issued to BAC Holders after it is filed with and reviewed by the Securities and Exchange Commission. This proxy statement will include a full description of the proposed merger and the independent fairness opinion.

3.        INVESTMENTS

                                    SERIES I
                                    --------

          Series I invested in five federally tax-exempt mortgage revenue bonds with a current aggregate principal amount of $44,155,000. As discussed in the Partnership's Annual Report filed on Form 10-K for the year ended December 31, 1994, all five properties collateralizing the bonds have been transferred by foreclosure or deed in lieu of foreclosure to nominees of the Partnership (Observatory II was subsequently sold to an unaffiliated third party and the
related bond modified).   As a result, the Partnership accounts for four of the
five investments as real estate for financial statement purposes. Accordingly, the consolidated balance sheets reflect the investments in real estate in the amounts of $29,744,637 and $30,844,339 as of September 30, 1995 and December 31, 1994, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date of deed transfer or in-substance foreclosure (ISF). The Partnership continues to evaluate these investments on a lower of cost or net realizable basis, taking into consideration the Partnership's intention to hold these properties for the long term if necessary, and with investor consent, in order to recover its recorded investment. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. Additionally, the Partnership accounts for the investment in the Observatory II mortgage revenue bond as a loan with a carrying value of $1,600,000 as of both September 30, 1995 and December 31, 1994.

          As of September 30, 1995, Series I had cash and cash equivalents of $36,577, unrestricted marketable securities of $688,085, restricted cash and cash equivalents of $1,660,008, and working capital reserves invested in marketable securities of $1,111,767. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses, and are stated at cost, which generally represents par value and approximates market value. The Partnership has classified these investments as Available for Sale in accordance with SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

3.        INVESTMENTS - Continued

There were no net unrealized holding gains or losses recognized during the three and nine months ended September 30, 1995 as there was no material difference between the cost for the tax-exempt municipal bonds and fair value throughout the first three quarters of 1995.

          No significant events have occurred during the nine months ended September 30, 1995 in connection with the Series I properties.


                                   SERIES II
                                   ---------

          Series II invested in five federally tax-exempt mortgage revenue bonds with an aggregate principal amount of $62,608,001. As discussed in the Partnership's Annual Report filed on Form 10-K for the year ended December 31, 1994, all five properties collateralizing the bonds have been transferred by deed in lieu of foreclosure to nominees of the Partnership. As a result, the Partnership accounts for these investments as real estate for financial statement purposes. Accordingly, the consolidated balance sheets reflect the investments in real estate in the amounts of $45,404,407 and $46,900,416 as of September 30, 1995 and December 31, 1994, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date of deed transfer or ISF. The Partnership continues to evaluate these investments on a lower of cost or net realizable basis, taking into consideration the Partnership's intention to hold these properties for the long term if necessary, and with investor consent, in order to recover its recorded investment. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest.

          As of September 30, 1995, Series II had cash and cash equivalents of $45,968, unrestricted marketable securities of $791,750, restricted cash and cash equivalents of $2,026,600, and working capital reserves invested in marketable securities of $1,992,550. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses, and are stated at cost, which generally represents par value and approximates market value. The Partnership has classified these investments as Available for Sale in accordance with SFAS 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the three and nine months ended September 30, 1995 as there was no material difference between the cost for the tax-exempt municipal bonds and fair value throughout the first three quarters of 1995.

          The following is an update of significant events affecting the Series II properties during the nine months ended September 30, 1995:

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

3.        INVESTMENTS - Continued

Ethan's Ridge and Ethan's Glen IIB
----------------------------------

          In April 1995, Ethan's Ridge and Ethan's Glen IIB suffered damage to certain roofs due to a severe hail storm. The cost to repair the damaged roofs was paid by the properties' insurance carrier, less a minimal deductible.

                                SERIES I and II
                                ---------------

          In 1991, the U. S. Supreme Court decided a case, Cottage Savings Association v. Commissioner (Cottage Savings), that could be interpreted to compromise the tax-exempt status of mortgage revenue bonds which have been modified. In response to this decision, in December 1992, the Internal Revenue Service (IRS) issued proposed regulations in connection with the modification of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations may have on the Partnership with respect to the bonds secured by loans on properties currently held by nominees. The General Partner continues to believe that these bonds remain tax-exempt.
The General Partner will continue its efforts to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision and the proposed regulations, there can be no assurance that the General Partner will be successful in its efforts.

4.        DISTRIBUTIONS TO BAC HOLDERS

          The Partnership expects to continue to make distributions to BAC Holders on a semi-annual basis. The merger agreement stipulates that current year distributions cannot exceed nine cents per BAC per month for Series I and nine cents per BAC per month for Series II. The agreement also stipulates that distributions during 1996 cannot exceed 95% of Cash Flow as defined in the Partnership Agreement. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions. However, property level reserves are depleted and estimated cash flow from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II in Series I), therefore, the distributions to BAC Holders may fluctuate from current levels. The Partnership seeks to optimize cash flow from the properties owned by nominees. Despite these efforts, the amounts paid to the Partnership from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of the Partnership, the General Partner expects the 1995 distribution for both Series I and Series II to approximate $1.08 per BAC.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

                                    SERIES I
                                    --------

4.        DISTRIBUTIONS TO BAC HOLDERS - Continued

                                   SERIES I
                                   --------

          The following distributions were paid or accrued to BAC Holders of record during the nine months ended September 30, 1995 and 1994:



                                    1995                  1994
                              Distributions to      Distributions to
                                BAC Holders           BAC Holders
                            --------------------  --------------------
Quarter Ended                  Total     Per BAC     Total     Per BAC
-------------               ----------   -------  ----------   -------
March 31,                   $  615,600    $0.27   $  570,000    $0.25
June 30,                       615,600     0.27      570,000     0.25
September 30,                  615,600     0.27      570,000     0.25
                            ----------    -----   ----------    -----
 Total                      $1,846,800    $0.81   $1,710,000    $0.75
                            ==========    =====   ==========    =====

    Distributions to BAC Holders for the three and nine months ended September 30, 1995 and 1994 were funded as follows:

                                               For the three months ended
                                                      September 30,
                                               --------------------------
                                                   1995          1994
                                                ----------     --------
Cash Available for Distribution:
 Cash flow (1)                                  $  687,175     $611,246
 Net deposits to working capital reserves          (65,294)     (35,430)
                                                ----------     --------
   Total cash available for distribution        $  621,881     $575,816
                                                ==========     ========
 Distributions to:
  General partner (1.01%)                       $    6,281     $  5,816
                                                ==========     ========
  BAC Holders (98.99%)                          $  615,600     $570,000
                                                ==========     ========

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

                                                For the nine months ended
                                                      September 30,
                                                -------------------------
                                                   1995          1994
                                                ----------    ----------
Cash Available for Distribution:
  Cash flow (1)                                 $2,055,481    $1,921,050
  Net deposits to working capital reserves        (189,838)     (193,603)
                                                ----------    ----------
      Total cash available for distribution     $1,865,643    $1,727,447
                                                ==========    ==========
  Distributions to:
    General partner (1.01%)                     $   18,843    $   17,447
                                                ==========    ==========
    BAC Holders (98.99%)                        $1,846,800    $1,710,000
                                                ==========    ==========

(1)  As defined in the Partnership Agreement.

        The General Partner expects the distribution for the six months ending December 31, 1995 to total approximately $0.54 per BAC, payable on February 29, 1996, or possibly earlier depending on the merger closing date, payable to Series I BAC Holders of record as of the last day in each month during this period.

                                   SERIES II
                                   ---------

        The following distributions were paid or accrued to BAC Holders of record during the nine months ended September 30, 1995 and 1994:


                                    1995                  1994
                             Distributions to       Distributions to
                                BAC Holders            BAC Holders
                           --------------------    -------------------
Quarter Ended                 Total     Per BAC       Total    Per BAC
-------------              ----------   -------    ----------  -------
March 31,                  $  874,465    $0.27     $  809,690   $0.25
June 30,                      874,465     0.27        809,690    0.25
September 30,                 874,465     0.27        809,690    0.25
                           ----------    -----     ----------   -----
 Total                     $2,623,395    $0.81     $2,429,070   $0.75
                           ==========    =====     ==========   =====

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

4.  DISTRIBUTIONS TO BAC HOLDERS - Continued

    Distributions to BAC Holders for the three and nine months ended September 30, 1995 and 1994 were funded as follows:

                                              For the three months ended
                                                  September 30,
                                              --------------------------
                                                 1995          1994
                                             -----------   -------------
Cash Available for Distribution:
 Cash flow (1)                                 $  930,135    $1,003,964
 Net deposits to working capital reserves         (46,748)     (186,014)
                                              -----------   -----------
   Total cash available for distribution       $  883,387    $  817,950
                                              ===========   ===========
 Distributions to:
  General partner (1.01%)                      $    8,922    $    8,260
                                              ===========   ===========
  BAC Holders (98.99%)                         $  874,465    $  809,690
                                              ===========   ===========

                                              For the nine months ended
                                                    September 30,
                                              -------------------------
                                                1995          1994
                                             -----------   ------------
Cash Available for Distribution:
 Cash flow (1)                                 $2,995,965    $2,731,389
 Net deposits to working capital reserves        (345,804)     (277,536)
                                              -----------   -----------
   Total cash available for distribution       $2,650,161    $2,453,853
                                              ===========   ===========
 Distributions to:
  General partner (1.01%)                      $   26,766    $   24,783
                                              ===========   ===========
  BAC Holders (98.99%)                         $2,623,395    $2,429,070
                                              ===========   ===========

(1)  As defined in the Partnership Agreement.

        The General Partner expects the distribution for the six months ending December 31, 1995 to total approximately $0.54 per BAC, payable on February 29, 1996, or possibly earlier depending on the merger closing date, payable to Series II BAC Holders of record as of the last day in each month during this period.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

5.      INCOME TAXES

        For income tax purposes, base interest income is accrued when earned. The accrual of interest is discontinued when, at the time of accrual, ultimate collectibility of the interest due is considered unlikely. Once a loan has been placed on a non-accrual status, income is recorded only as cash payments are received from the borrower until such time as the uncertainty of collection of unpaid base interest is eliminated. As of December 31, 1993, all loans except Observatory II were placed on a non-accrual status for income tax purposes; therefore, income is recognized to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected. No contingent interest was recognized for the nine months ended September 30, 1995 and 1994.

        A publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions, the General Partner annually invests in de minimus taxable investments for both Series I and Series II.

                                    SERIES I
                                    --------

        As discussed in Note 3, four of the five investments in Series I mortgage revenue bonds are accounted for as investments in real estate for financial statement purposes as of September 30, 1995. However, for federal income tax purposes, the investments in all of the mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


5.    INCOME TAXES - Continued

                        For the three months      For the nine months
                        ended September 30,       ended September 30,
                       ----------------------  --------------------------
                          1995        1994         1995          1994
                       ----------  ----------  ------------  ------------
Financial statement
  net income           $ 195,263   $ 291,817    $  776,139    $  699,776
Municipal interest
  income not
  recognized (1)         822,683     611,541     2,205,550     1,952,697
Rental income,
  net (2)               (330,769)   (292,299)     (926,208)     (731,422)
                       ---------   ---------    ----------    ----------
Municipal income,
  net for tax
  purposes             $ 687,177   $ 611,059    $2,055,481    $1,921,051
                       =========   =========    ==========    ==========
Municipal income
  per BAC out-
  standing             $    0.30   $    0.27    $     0.89    $     0.83
                       =========   =========    ==========    ==========

(1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
(2)  Represents net rental income from investments accounted for as real estate.

          Although the Partnership accounted for four of the five mortgage loan investments as real estate for financial statement purposes during the nine months ended September 30, 1995 and 1994 and reclassified the cash flow from the properties as rental income and expense, the Partnership continued to charge the borrowers interest under the terms of the original loans and interest on unpaid base interest. The Observatory II mortgage revenue bond investment is not shown in the table below since it pays all debt service currently. The following tables summarize the full interest payments for the nine months ended September 30, 1995 and 1994 that are due to the Partnership from the properties:

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

5.  INCOME TAXES - Continued

                               For the nine months ended September 30, 1995
                         --------------------------------------------------------------
                                             Base             Base
                                          Interest          Interest          Current
                         Current Base     Paid From         Paid From           Base
                           Interest      Properties'      Non-Operating       Interest
                            Due(1)       Operations         Sources(2)        Not Paid
                         -----------     -----------      -------------      ----------
Royal Oaks                $  801,972      $  602,387      $          --      $  199,585
Trailway Pond                345,366         182,636                 --         162,730
Valley Creek                 994,764         677,430                 --         317,334
White Bear Woods             983,194         688,514                 --         294,680
                          ----------      ----------      -------------      ----------
                          $3,125,296      $2,150,967      $          --      $  974,329
                          ==========      ==========      =============      ==========


                                     For the nine months ended September 30, 1994
                           ---------------------------------------------------------------
                                                Base             Base
                                              Interest         Interest          Current
                           Current Base      Paid From         Paid From          Base
                             Interest        Properties'     Non-Operating       Interest
                              Due(1)         Operations       Sources(2)         Not Paid
                           ------------     -----------      -------------      ----------
Royal Oaks                   $  801,972      $  541,320      $          --      $  260,652
Trailway Pond                   345,366         173,983                 --         171,383
Valley Creek                    994,764         564,212                 --         430,552
White Bear Woods                983,194         629,129                 --         354,065
                             ----------      ----------      -------------      ----------
                             $3,125,296      $1,908,644      $          --      $1,216,652
                             ==========      ==========      =============      ==========

(1) Although these loans were placed on non-accrual status for income tax purposes, the Partnership also charges the borrowers interest on unpaid base interest, which totalled $569,902 and $420,125 for the nine months ended September 30, 1995 and 1994, respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


5.      INCOME TAXES - Continued

                                   SERIES II
                                   ---------

        As discussed in Note 3, the five investments in Series II mortgage revenue bonds are accounted for as investments in real estate for financial statement purposes as of September 30, 1995. However, for federal income tax purposes, the investments in these mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:


                         For the three months        For the nine months
                          ended September 30,        ended September 30,
                       ------------------------   ------------------------
                           1995         1994          1995          1994
                       ----------    ----------   -----------   ----------
Financial statement
  net income           $  382,362    $  291,149   $ 1,426,243   $  846,349
Municipal interest
  income not
  recognized (1)        1,098,156     1,030,541     3,234,890    2,871,487
Rental income,
  net (2)                (550,383)     (317,725)   (1,665,169)    (986,448)
                       ----------    ----------   -----------   ----------
Municipal income,
  net for tax
  purposes             $  930,135    $1,003,965   $ 2,995,964   $2,731,388
                       ==========    ==========   ===========   ==========
Municipal income
  per BAC out-
  standing             $     0.29    $     0.31   $      0.92   $     0.83
                       ==========    ==========   ===========   ==========

(1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
(2)  Represents net rental income from investments accounted for as real estate.

        Although the Partnership accounted for all of the mortgage loan investments as real estate for financial statement purposes during the nine month ended September 30, 1995 and 1994 and reclassified the cash flow from the properties as rental income and expense, the Partnership continued to charge the borrowers interest under the terms of the original loans and interest on unpaid base interest. The following tables summarize the full interest payments for the nine months ended

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

5.      INCOME TAXES - Continued

September 30, 1995 and 1994 that are due to the Partnership from the properties:


                                              For the nine months ended September 30, 1995
                                      ----------------------------------------------------------
                                                          Base           Base
                                                        Interest       Interest        Current
                                      Current Base      Paid From      Paid From         Base
                                        Interest        Properties'  Non-Operating     Interest
                                         Due(1)         Operations    Sources(2)       Not Paid
                                      ------------     -----------  --------------    ----------
Ethan's Ridge and
  Ethan's Glen IIB                      $1,139,062      $  871,763     $      --      $  267,299
Fountain Place                           1,489,125       1,090,395            --         398,730
James Street
  Crossing                               1,001,818         794,261            --         207,557
Trailway Pond II                           752,250         412,189            --         340,061
                                        ----------      ----------     ---------      ----------
                                        $4,382,255      $3,168,608     $      --      $1,213,647
                                        ==========      ==========     =========      ==========

                                              For the nine months ended September 30, 1994
                                      -----------------------------------------------------------
                                                            Base            Base
                                                          Interest        Interest       Current
                                       Current Base      Paid From       Paid From         Base
                                         Interest        Properties'   Non-Operating     Interest
                                          Due(1)         Operations     Sources(2)       Not Paid
                                      ------------      -----------    -------------   ----------
Ethan's Ridge and
  Ethan's Glen IIB                      $1,139,062      $  855,849        $27,500      $  255,713
Fountain Place                           1,489,125         906,407             --         582,718
James Street
  Crossing                               1,001,818         671,759             --         330,059
Trailway Pond II                           752,250         311,626             --         440,624
                                        ----------      ----------        -------      ----------
                                        $4,382,255      $2,745,641        $27,500      $1,609,114
                                        ==========      ==========        =======      ==========

(1) Although certain loans were placed on non-accrual status for income tax purposes, the Partnership also charges the borrowers interest on unpaid base interest, which totalled $874,077 and $674,154 for the nine months ended September 30, 1995 and 1994, respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or from partners of the borrowers.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

6.      LITIGATION

        On September 22, 1995, a purported class-action lawsuit (styled Zakin v. Dockser, et. al.) was filed by Irving Zakin (the Plaintiff), a BAC Holder of the Partnership against the Partnership, its general partner (CRITEF Associates Limited Partnership), its Assignor Limited Partner (CRITEF, Inc.), C.R.I., Inc., William B. Dockser, H. William Willoughby, Capital Realty Investors Tax Exempt Fund III Limited Partnership, CRITEF III Associates Limited Partnership, CRITEF III, Inc., and CAPREIT (collectively, the Defendants) in Chancery Court for the State of Delaware. The lawsuit alleges, among other matters, that certain Defendants breached their fiduciary duty to the BAC Holders by failing to fully disclose their intentions regarding the proposed merger. The lawsuit also alleges that the Defendants' merger negotiations have not been conducted at arms-length, resulting in self-dealing among certain of the Defendants. The lawsuit seeks, among other things, to enjoin the proposed merger, to require arms-length negotiations purportedly to increase the price to be paid to BAC Holders, to evaluate alternatives to the proposed merger, and to pay Plaintiff's costs.

        On October 5, 1995, a second purported class-action lawsuit (styled Wingard v. Dockser, et. al.) was filed by David and Johanna Wingard, BAC Holders of the Partnership, against the same Defendants, in Chancery Court for the State of Delaware. The second lawsuit makes the same allegations as the first lawsuit. A request to the court has been made by the Plaintiffs in both lawsuits to consolidate the two complaints.

        The Partnership Agreement provides that the costs incurred in connection with any litigation in which the Partnership is involved be borne by the Partnership itself. At this time, there is no estimate as to the timing or amount, if any, of the outcome of the lawsuits, therefore, the Partnership's financial statements do not include any adjustment that might result from the outcome of the lawsuits. The Defendants believe that the lawsuits are without merit and intend to defend themselves vigorously against the allegations contained in both lawsuits.

7.      RELATED-PARTY TRANSACTIONS

        The General Partner and its affiliates are entitled to receive reimbursements from the Partnership for actual costs and expenses incurred in connection with the operation of the Partnership.


                                    SERIES I
                                    --------

        Expense reimbursements to an affiliate of the General Partner for the three and nine months ended September 30, 1995 were $21,847 and $76,632, respectively, and for the three and nine months ended September 30, 1994 were $26,503 and $88,868, respectively. These expenses are included in general and administrative expense and merger-related expenses in the consolidated statements of income.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

7.      RELATED-PARTY TRANSACTIONS - Continued

        CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of debt service on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by C.R.I., Inc. (CRI), a general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. As of June 30, 1995, the mortgage administration and servicing are being performed by an affiliate of the REIT and mortgage administration and servicing fees are paid to that entity. This merger did not result in any increase in fees or changes in the amount of fees which are currently payable. Unpaid fees of $1,225,393 and $1,093,242 were due to CRI as of September 30, 1995 and December 31, 1994, respectively. Unpaid fees of $67,325 were due to the affiliate of the REIT as of September 30, 1995, and are included in other liabilities related to real estate operations in the consolidated balance sheets. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first. During the six months ended June 30, 1995, the fees paid by the borrowers to CRICO Mortgage totalled $5,000. During the three months ended September 30, 1995, the fees paid by the borrowers to CRI totalled $833. During the three months ended September 30, 1995, the fees paid by the borrowers to the affiliate of the REIT totalled $2,500. Fees paid by the borrowers to CRICO Mortgage for the three and nine months ended September 30, 1994 were $2,500 and $7,500, respectively.

        In addition, CRICO Management of Minnesota, Inc. (CRICO Minnesota), an affiliate of the General Partner, provided property management services to White Bear Woods, Trailway Pond, Royal Oaks and Valley Creek through January 31, 1994. Management fees of $16,916 were paid or accrued to this affiliate of the General Partner by the properties for the month ended January 31, 1994. On February 1, 1994, CRICO Minnesota contributed its property management contracts and personnel to CAPREIT Residential Corporation (Residential). Residential was formed by CRI but is not owned or controlled by CRI and/or its affiliates.


                                   SERIES II
                                   ---------

        Expense reimbursements to an affiliate of the General Partner for the three and nine months ended September 30, 1995, were $27,339 and $89,907, respectively, and for the three and nine months ended September 30, 1994

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


7.      RELATED-PARTY TRANSACTIONS - Continued

were $32,645 and $101,010, respectively. These expenses are included in general and administrative expense and merger-related expenses in the consolidated statements of income.

        CRICO Mortgage, a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of debt service on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into an affiliate of the REIT. The REIT was originally sponsored by CRI, but is not controlled by CRI, although the CRI stockholders are officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. As of June 30, 1995, the mortgage administration and servicing are being performed by an affiliate of the REIT and mortgage administration and servicing fees are paid to that entity. This merger did not result in any increase in fees or changes in the amount of fees which are currently payable. Unpaid fees of $1,847,496 and $1,670,426 were due to CRI as of September 30, 1995 and December 31, 1994, respectively. Unpaid fees of $97,824 were due to the affiliate of the REIT as of September 30, 1995, and are included in other liabilities related to real estate operations in the consolidated balance sheets. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first. During the three and nine months ended September 30, 1995 and 1994, no fees were paid by the borrowers.

        In addition, CRICO Minnesota provided property management services to Trailway Pond II, Ethan's Ridge and Ethan's Glen IIB through January 31, 1994. Additionally, CRICO Management Northwest, Inc. (CRICO Northwest) provided property management services to James Street Crossing. Management fees of $15,446 were paid or accrued to these affiliates of the General Partner by the properties for the month ended January 31, 1994. On February 1, 1994, CRICO Minnesota and CRICO Northwest contributed their property management contracts and personnel to Residential. Residential was formed by CRI but is not owned or controlled by CRI and/or its affiliates.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------


To the Series I and Series II Partners and Beneficial Assignee Certificate
  Holders of Capital Realty Investors Tax Exempt Fund Limited Partnership:

     We have audited the accompanying consolidated balance sheets of Series I and Series II of Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership, a Delaware limited partnership) as of December 31, 1994 and 1993, and the related consolidated statements of operations, changes in partners' capital (deficit) and cash flows for the years ended December 31, 1994, 1993 and 1992. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of a borrower (James Street Crossing Limited Partnership) which received the proceeds of the Partnership's investments in mortgage revenue bonds, which statements reflect assets of 26 percent and revenues of 26 percent of Series II 1992 consolidated totals. Those statements were audited by another auditor whose report has been furnished to us and our opinion, insofar as it relates to the amounts included for this borrower, is based solely on the report of the other auditor.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditor provide a reasonable basis for our opinion.

     In our opinion, based on our audits and the report of the other auditor, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Series I and Series II of Capital Realty Investors Tax Exempt Fund Limited Partnership as of December 31, 1994 and 1993, and the results of operations and cash flows of Series I and Series II for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

                                                           Arthur Andersen LLP

Washington, D.C.
March 14, 1995

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                          CONSOLIDATED BALANCE SHEETS
                                    ASSETS

                                                         SERIES I                       SERIES II
                                           ---------------------------------  --------------------------
                                                     As of December 31,          As of December 31,
                                               1994                 1993          1994          1993
                                           -----------          -----------   -----------   -----------
Investments in
  Real estate:
    Land                                   $ 2,071,822          $ 2,071,822   $ 4,945,198   $ 4,945,198
    Buildings and personal property         35,649,844           35,649,844    51,436,807    51,436,807
                                           -----------          -----------   -----------   -----------
                                            37,721,666           37,721,666    56,382,005    56,382,005
    Less:  accumulated depreciation         (6,877,327)          (5,296,712)   (9,481,589)   (7,438,295)
                                           -----------          -----------   -----------   -----------
                                            30,844,339           32,424,954    46,900,416    48,943,710
  Mortgage revenue bond                      1,600,000            1,600,000            --            --

Cash and cash equivalents                      103,864               33,549       101,283       202,810
Restricted cash and cash equivalents         1,251,815            1,018,207     1,526,228     1,488,191
Marketable securities                        1,089,522            1,155,619     1,447,843     1,435,861
Working capital reserves invested in
  marketable securities                        921,929              570,663     1,646,746     1,187,032
Receivables and other assets                   393,469              321,703       457,368       380,519
                                           -----------          -----------   -----------   -----------

     Total assets                          $36,204,938          $37,124,695   $52,079,884   $53,638,123
                                           ===========          ===========   ===========   ===========


                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


Distributions payable                      $ 1,151,631          $ 1,151,631   $ 1,635,903   $ 1,635,903
Accrued mortgage administration and
servicing fees due to related parties        1,093,242              827,274     1,670,426     1,279,129
Other liabilities related to real
  estate operations                            688,704              577,883       461,336       508,520
Deferred revenue                               710,118              710,118       594,180       594,180
Accounts payable and accrued expenses           77,235               84,157        99,475       105,575
                                           -----------          -----------   -----------   -----------

     Total liabilities                       3,720,930            3,351,063     4,461,320     4,123,307
                                           -----------          -----------   -----------   -----------

Partners' capital (deficit):
  General Partner                             (208,980)            (195,955)     (270,915)     (251,763)
  Beneficial Assignee Certificates
    (BACs) - issued and outstanding,
    2,280,000 of Series I BACs and
    3,238,760 of Series II BACs              32,692,988           33,969,587    47,889,479    49,766,579
                                            -----------          -----------   -----------   -----------

     Total partners' capital                 32,484,008           33,773,632    47,618,564    49,514,816
                                            -----------          -----------   -----------   -----------

     Total liabilities and
       partners' capital                    $36,204,938          $37,124,695   $52,079,884   $53,638,123
                                            ===========          ===========   ===========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                       CONSOLIDATED STATEMENTS OF INCOME

                                                           SERIES I
                                           ----------------------------------------
                                                For the years ended December 31,
                                                1994          1993          1992
                                           -----------   -----------   -----------

Income from investments in real estate:
 Rental revenues                           $ 5,987,773   $ 5,612,280   $ 5,564,843
 Rental expenses                            (3,350,585)   (3,358,479)   (3,272,270)
 Depreciation                               (1,580,615)   (1,741,232)   (1,966,028)
                                           -----------   -----------   -----------

 Net rental income                           1,056,573       512,569       326,545

Mortgage revenue bond interest                 128,000       128,000       157,288
                                           -----------   -----------   -----------

                                             1,184,573       640,569       483,833
                                           -----------   -----------   -----------
Other income (expenses):
 Other interest income                          46,713        47,738        62,963
 General and administrative                   (169,257)     (185,885)     (188,656)
 Professional fees                             (48,390)      (34,063)      (75,263)
 AMEX Listing                                       --       (16,978)           --
                                           -----------   -----------   -----------

                                              (170,934)     (189,188)     (200,956)
                                           -----------   -----------   -----------

Net income                                 $ 1,013,639   $   451,381   $   282,877
                                           ===========   ===========   ===========

Net income allocated to General
 Partner (1.01%)                           $    10,238   $     4,559   $     2,857
                                           ===========   ===========   ===========

Net income allocated to BAC
 Holders (98.99%)                          $ 1,003,401   $   446,822   $   280,020
                                           ===========   ===========   ===========

Net income per BAC                         $      0.44   $      0.20   $      0.12
                                           ===========   ===========   ===========

BACs outstanding                             2,280,000     2,280,000     2,280,000
                                           ===========   ===========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                       CONSOLIDATED STATEMENTS OF INCOME

                                                          SERIES II
                                           ----------------------------------------
                                                For the years ended December 31,
                                               1994          1993          1992
                                           -----------   -----------   -----------
Income from investments in real estate:
 Rental revenues                           $ 8,260,714   $ 7,950,088   $ 7,618,182
 Rental expenses                            (4,671,284)   (4,291,557)   (4,898,317)
 Depreciation                               (2,043,294)   (2,146,661)   (2,291,540)
                                           -----------   -----------   -----------

 Net rental income                           1,546,136     1,511,870       428,325
                                           -----------   -----------   -----------

Other income (expenses):
 Other interest income                          92,536        73,571       106,213
 General and administrative                   (203,936)     (290,178)     (164,505)
 Professional fees                             (59,183)      (43,402)      (69,678)
 AMEX listing                                       --       (21,584)           --
                                           -----------   -----------   -----------

                                              (170,583)     (281,593)     (127,970)
                                           -----------   -----------   -----------

Income before extraordinary item             1,375,553     1,230,277       300,355

Extraordinary item - gain on debt
 reduction                                          --       416,432            --
                                           -----------   -----------   -----------

Net income                                 $ 1,375,553   $ 1,646,709   $   300,355
                                           ===========   ===========   ===========

Net income allocated to General
 Partner (1.01%)                           $    13,893   $    16,632   $     3,034
                                           ===========   ===========   ===========

Net income allocated to BAC
 Holders (98.99%)                          $ 1,361,660   $ 1,630,077   $   297,321
                                           ===========   ===========   ===========
Per BAC data:
 Operating income                          $      0.42   $      0.37   $      0.09
 Extraordinary gain                                 --           .13            --
                                           -----------   -----------   -----------

  Net income per BAC                       $      0.42   $      0.50   $      0.09
                                           ===========   ===========   ===========

BACs outstanding                             3,238,760     3,238,760     3,238,760
                                           ===========   ===========   ===========


                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

       CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

              For the years ended December 31, 1994, 1993 and 1992


                                                            SERIES I
                                             ---------------------------------------
                                              Beneficial
                                               Assignee
                                              Certificate    General
                                                Holders      Partner       Total
                                             -------------  ----------  ------------

Balance, December 31, 1991                    $38,164,582   $(153,153)  $38,011,429

  Net income                                      280,020       2,857       282,877

  Distributions of $1.16 per BAC
    (including return of capital of $1.04
    per BAC)                                   (2,641,837)    (26,955)   (2,668,792)
                                              -----------   ---------   -----------

Balance, December 31, 1992                     35,802,765    (177,251)   35,625,514

  Net income                                      446,822       4,559       451,381

  Distributions of $1.00 per BAC
    (including return of capital of $0.80
    per BAC)                                   (2,280,000)    (23,263)   (2,303,263)
                                              -----------   ---------   -----------

Balance, December 31, 1993                     33,969,587    (195,955)   33,773,632

  Net income                                    1,003,401      10,238     1,013,639

  Distributions of $1.00 per BAC
    (including return of capital of $0.56
    per BAC)                                   (2,280,000)    (23,263)   (2,303,263)
                                              -----------   ---------   -----------

Balance, December 31, 1994                    $32,692,988   $(208,980)  $32,484,008
                                              ===========   =========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

              For the years ended December 31, 1994, 1993 and 1992

                                                            SERIES II
                                             ---------------------------------------
                                              Beneficial
                                               Assignee
                                              Certificate    General
                                                Holders      Partner       Total
                                             -------------  ----------  ------------

Balance, December 31, 1991                    $54,316,701   $(205,335)  $54,111,366

  Net income                                      297,321       3,034       300,355

  Distributions of $1.00 per BAC
    (including return of capital of $0.91
    per BAC)                                   (3,238,760)    (33,048)   (3,271,808)
                                              -----------   ---------   -----------

Balance, December 31, 1992                     51,375,262    (235,349)   51,139,913

  Net income                                    1,630,077      16,632     1,646,709

  Distributions of $1.00 per BAC
    (including return of capital of $0.50
    per BAC)                                   (3,238,760)    (33,046)   (3,271,806)
                                              -----------   ---------   -----------

Balance, December 31, 1993                     49,766,579    (251,763)   49,514,816

  Net income                                    1,361,660      13,893     1,375,553

  Distributions of $1.00 per BAC
    (including return of capital of $0.58
    per BAC)                                   (3,238,760)    (33,045)   (3,271,805)
                                              -----------   ---------   -----------

Balance, December 31, 1994                    $47,889,479   $(270,915)  $47,618,564
                                              ===========   =========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                          SERIES I
                                                          ----------------------------------------
                                                                For the years ended December 31,
                                                              1994          1993          1992
                                                          -----------   -----------   -----------
Cash flows from operating activities:
 Net income                                               $ 1,013,639   $   451,381   $   282,877
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation                                              1,580,615     1,741,232     1,966,028
  Changes in assets and liabilities:
   Increase in restricted cash and cash equivalents          (233,608)       (9,584)     (272,770)
   Increase in receivables and other assets                   (71,766)       (2,424)     (129,627)
   Increase in accrued mortgage administration and
    servicing fees due to related parties                     265,968       265,968       201,695
   Increase (decrease) in other liabilities related to
    real estate operations                                    110,821       (96,940)       86,223
   Increase in deferred revenue                                    --            --       282,836
   Decrease in accounts payable and accrued expenses           (6,922)      (12,528)       (8,868)
                                                          -----------   -----------   -----------

   Net cash provided by operating activities                2,658,747     2,337,105     2,408,394
                                                          -----------   -----------   -----------

Cash flows from investing activities:
 Proceeds from sale of asset                                       --            --       450,000
 Sale of marketable securities                              3,177,612     2,966,087     3,414,385
 Purchase of marketable securities                         (3,111,515)   (2,883,255)   (3,323,325)
 Deposits to working capital reserves invested in
  marketable securities                                      (351,266)      (79,643)     (192,540)
                                                          -----------   -----------   -----------

   Net cash (used in) provided by investing activities       (285,169)        3,189       348,520
                                                          -----------   -----------   -----------

Cash flows from financing activities:
 Distributions to BAC Holders and General Partner          (2,303,263)   (2,309,482)   (2,962,458)
                                                          -----------   -----------   -----------

Net increase (decrease) in cash and cash equivalents           70,315        30,812      (205,544)

Cash and cash equivalents, beginning of year                   33,549         2,737       208,281
                                                          -----------   -----------   -----------

Cash and cash equivalents, end of year                    $   103,864   $    33,549   $     2,737
                                                          ===========   ===========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                   SERIES II
                                                                    ----------------------------------------
                                                                        For the years ended December 31,
                                                                        1994          1993          1992
                                                                    -----------   -----------   -----------
Cash flows from operating activities:
 Net income                                                         $ 1,375,553   $ 1,646,709   $   300,355
 Adjustments to reconcile net income
  to net cash provided by operating activities:
  Depreciation                                                        2,043,294     2,146,661     2,291,540
  Changes in assets and liabilities:
    Increase in restricted cash and cash equivalents                    (38,037)     (312,337)     (400,545)
    (Increase) decrease in receivables and other assets                 (76,849)       68,391      (120,343)
    Increase in accrued mortgage administration and
     servicing fees due to related parties                              391,297       391,297       391,297
    (Decrease) increase in other liabilities related to real
     estate operations                                                  (47,184)     (587,414)      803,739
    Increase in deferred revenue                                             --            --       207,913
    (Decrease) increase in accounts payable and accrued expenses         (6,100)       (9,007)        9,603
                                                                    -----------   -----------   -----------

   Net cash provided by operating activities                          3,641,974     3,344,300     3,483,559
                                                                    -----------   -----------   -----------

Cash flows from investing activities:
 Sale of marketable securities                                        5,874,674     6,590,743     6,162,961
 Purchase of marketable securities                                   (5,886,656)   (6,459,193)   (5,864,164)
 Deposits to working capital reserves invested in marketable
  securities                                                           (459,714)      (75,409)     (533,170)
 Withdrawals from interest reserves invested in
  marketable securities                                                      --        16,939       317,000
 Withdrawals from working capital reserves invested in
  marketable securities                                                      --        19,550            --
                                                                    -----------   -----------   -----------

   Net cash (used in) provided by investing activities                 (471,696)       92,630        82,627
                                                                    -----------   -----------   -----------

Cash flows from financing activities:
 Distributions to BAC Holders and General Partner                    (3,271,805)   (3,280,642)   (3,688,963)
                                                                    -----------   -----------   -----------

Net (decrease) increase in cash and cash equivalents                   (101,527)      156,288      (122,777)

Cash and cash equivalents, beginning of year                            202,810        46,522       169,299
                                                                    -----------   -----------   -----------

Cash and cash equivalents, end of year                              $   101,283   $   202,810   $    46,522
                                                                    ===========   ===========   ===========


                    The accompanying notes are an integral
               part of these consolidated financial statements.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.        Organization

          Capital Realty Investors Tax Exempt Fund Limited Partnership (the Partnership) was organized on August 1, 1986 under the Delaware Revised Uniform Limited Partnership Act and will continue until December 31, 2016, unless dissolved earlier in accordance with the Partnership Agreement. The Partnership was formed to acquire a portfolio of tax-exempt mortgage revenue bonds issued by various state or local governments or their agencies or authorities, which are collateralized by nonrecourse participating first mortgage loans on multifamily residential developments (the Observatory II bond, as modified in 1992, no longer features a participating loan).

          The Partnership received initial capital contributions from the General Partner and the Assignor Limited Partner. The General Partner is CRITEF Associates Limited Partnership (CRITEF Associates) whose general partners include C.R.I., Inc. (CRI) and the shareholders of CRI. The limited partners of CRITEF Associates are the shareholders of CRI, certain employees of CRI and others. The Assignor Limited Partner is CRITEF, Inc., whose outstanding shares of stock are owned by the shareholders of CRI.

          The Assignor Limited Partner has assigned certain of the ownership attributes of its limited partnership interests (including rights to a percentage of the income, gains, losses, deductions and distributions of the Partnership) to the purchasers of Beneficial Assignee Certificates (BACs) on the basis of one unit of limited partnership interest for one BAC.

          A Form S-11 Registration Statement was filed with the Securities and Exchange Commission and became effective October 29, 1986 for a maximum offering of 12,000,000 BACs at $25 per BAC (the public offering). The Registration Statement provided, as was allowed for in the Partnership Agreement, that the BACs could be issued in a series at the discretion of the General Partner. On February 12, 1987, the Partnership completed offering BACs in Series I after raising $57,000,000 from the sale of 2,280,000 BACs, and on October 29, 1987, the Partnership completed offering BACs in Series II after raising $80,969,000 from the sale of 3,238,760 BACs. The public offering terminated on October 29, 1987.

          On July 1, 1993, the General Partner listed the BACs on the American Stock Exchange (AMEX) with a trading symbol of CRA for Series I and CRB for Series II. The General Partner believes that the benefits from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. To qualify under these exceptions,the General Partner annually invests in de minimus taxable investments for both Series I and Series II. In 1994, Series I and Series II met the exceptions, and the Partnership was not taxed as a corporation.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.        Organization - continued

          The Partnership accounts for each Series of BACs separately as though it were a separate partnership, holding a separate and distinct pool of real estate, mortgage revenue bonds and, if applicable as discussed below, payments from the Partnership's interest reserves. Organization and offering costs, the Partnership's working capital reserves and certain general and administrative expenses of the Partnership have been allocated, unless specifically attributed to a Series, pro rata among the Series, based on the gross offering proceeds raised by each Series. Deposits to the Partnership's interest reserves and subsequent distributions from the interest reserves to BAC Holders are accounted for by mortgage investment by Series. The amounts and distributions of cash flow, residual proceeds, liquidation proceeds, profits and losses and all other priorities and allocations (see Note 4) are separately determined for each Series of BACs.

2.        Summary of significant accounting policies

     Method of accounting
     --------------------

          The consolidated financial statements of each Series of the Partnership are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

          The Partnership's consolidated balance sheets reflect the financial position of the properties for the dates presented. The Partnership's consolidated statements of income include the rental income, rental expenses and depreciation of the properties, exclusive of debt service due to the Partnership, as of the date of deed in lieu of foreclosure or in-substance foreclosure (ISF). However, the underlying real estate for Observatory II (formerly known as Greenhaven) in Series I is not included in this consolidation.

     Reclassifications
     -----------------

          Certain amounts in the consolidated financial statements as of December 31, 1993 and for the years ended December 31, 1993 and 1992 have been reclassified to conform with the 1994 presentation.

     Investment in mortgage revenue bonds
     ------------------------------------

          The Partnership accounts for the investment in the Observatory II mortgage revenue bond in Series I as a loan with a carrying value of $1,600,000, which approximates market, as of both December 31, 1994 and 1993.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   Summary of significant accounting policies - continued

     Investment in real estate
     -------------------------

          As further described in Note 5, as of December 31, 1994, the Partnership accounts for nine of its ten investments in mortgage revenue bonds as real estate. Investments in mortgage revenue bonds that were previously accounted for as loans are accounted for as real estate beginning on the earlier of the date of foreclosure, deed in lieu of foreclosure, or ISF, and are recorded at the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property, including other net assets of the property. The estimated fair values of the properties are the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. The General Partner determined the estimated fair values of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value is less than carrying value, direct write-downs were recorded to establish a new basis for these assets.

          The Partnership continues to evaluate its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of the AICPA Statement of Position 92-3 "Accounting for Foreclosed Assets." The Partnership's net realizable value determination takes into account the Partnership's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If the Partnership determines that its estimated net realizable value is less than the recorded investment in the property, an additional valuation adjustment is recorded if the decline in value is considered permanent. It may be necessary to hold the properties for longer periods within the terms of the mortgage revenue bonds, rather than the shorter existing loan terms, in which event investor approval will be sought.

     Depreciation
     ------------

          Depreciation of real estate is based on the estimated useful lives of the properties, which consist of 27.5 years for buildings and 7 years for personal property. The straight-line method is used for buildings, and the double declining-balance method is used for personal property.

     Cash and cash equivalents
     -------------------------

          Cash and cash equivalents consist of tax-exempt money market funds with original maturities of three months or less.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   Summary of significant accounting policies - continued


     Restricted cash and cash equivalents
     ------------------------------------

          Restricted cash and cash equivalents consist of the following funds obtained from the former borrowers on the mortgage revenue bonds (excluding Observatory II, formerly known as Greenhaven, in Series I, which is not held by a nominee) in connection with the transfer of the properties to nominees of the Partnership: (i) escrow deposits restricted for tax and insurance payments and for replacement of fixed assets; and (ii) operating and debt service reserves, if any, restricted for payment of base mortgage interest on the mortgage revenue bond and contingencies relating to the properties. These accounts were established under the terms of the original mortgage loans and escrow agreements and are maintained in interest-bearing savings and money market accounts.

     Marketable securities
     ---------------------

          Marketable securities, consisting of tax-exempt municipal bonds with carrying amounts as of December 31, 1994 and 1993, of $1,089,522 and $1,155,619, respectively, for Series I, and $1,447,843 and $1,435,861, respectively, for Series II, are stated at cost, which generally represents par value and approximates market value. The Partnership has the option to resell certain bonds to the seller on seven days' notice at the bonds' par value. Proceeds from the sale of marketable securities totalled $3,177,612, $2,966,087 and $3,414,385 for the years ended December 31, 1994, 1993 and
     1992, respectively, for Series I. Proceeds from the sale of marketable securities totalled $5,874,674, $6,590,743 and $6,162,961 for the years ended December 31, 1994, 1993 and 1992, respectively, for Series II. Realized gains and losses on these sales were determined on a specific identification basis. The interest rate on the bonds is generally adjusted weekly.

          In May 1993, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale, and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. The Partnership implemented SFAS 115 in 1994, and has classified its investments in marketable securities into the Available for Sale category. There were no net unrealized holding gains or losses recognized during 1994 for Series I or Series II as the cost for the tax-exempt municipal bonds approximated market value throughout 1994.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   Summary of significant accounting policies - continued


          As of December 31, 1994, the Partnership had aggregate investments in marketable securities (including those held in working capital reserves, as discussed below) with the following maturities:

                                   SERIES I
                                   --------

                          Amount      Maturity
                        ----------   ----------

                        $   99,716     Within one year
                           100,000     Between one and five years
                         1,811,735     After ten years
                        ----------
                        $2,011,451
                        ==========

                                   SERIES II
                                   ---------

                          Amount      Maturity
                        ----------   ----------

                        $  605,879     Within one year
                           209,294     Between one and five years
                           155,340     Between five and ten years
                         2,124,076     After ten years
                        ----------
                        $3,094,589
                        ==========

    Consolidated statements of cash flows
    -------------------------------------

          The consolidated statements of cash flows are intended to reflect only cash receipt and cash payment activity; therefore, the statements do not reflect non-cash investing and financing activities that affect the consolidated balance sheets. Investments in mortgage revenue bonds, which through deeds in lieu of foreclosure or other transfers resulted in ownership of the underlying properties by nominees of the Partnership, represent for financial statement purposes non-cash investing activities.

    Working capital reserves
    ------------------------

          The Partnership established working capital reserves for each Series from the offering proceeds. The working capital reserves may be increased or reduced by the General Partner as it deems advisable under the circumstances. The funds held in the working capital reserves are invested in tax-exempt municipal bonds with terms similar to the Partnership's marketable securities and are stated at cost, which generally represents par value and approximates market value. The reserves are available for the payment of ongoing costs of operating and administering the Partnership's business, for supplementing distributions to BAC Holders and for making working capital loans to borrowers.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   Summary of significant accounting policies - continued


                                    SERIES I
                                    --------

          Working capital reserves were $921,929 and $570,663 as of December 31, 1994 and 1993, respectively. None of the distributions made to BAC Holders during 1994, 1993 and 1992 was funded from the working capital reserves. In 1991, $61,068 was used to make a loan to Observatory II for roof repairs, which was repaid on March 31, 1992. During 1994, 1993 and 1992, working capital reserves were increased by $351,266, $79,643 and $192,540, respectively, from surplus operating cash.

                                   SERIES II
                                   ---------

          Working capital reserves were $1,646,746 and $1,187,032 as of December 31, 1994 and 1993, respectively. None of the distributions made to BAC Holders during 1994, 1993 and 1992 was funded from the working capital reserves. During 1994, 1993 and 1992, $459,714, $55,859 and $533,170,
    respectively, were added to the working capital reserves from the interest reserves or surplus operating cash.

    Interest reserves
    -----------------

          The Partnership established interest reserves for each Series which represented the General Partner's estimate of the total base interest on the mortgage revenue bonds to be deferred during the deferral period (generally the project construction period) for the loans of that Series, as defined by the respective loan agreements. The interest reserves also included debt service reserves established by the Partnership for three mortgage loans. The interest reserves have been used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid during the deferral period.

                                    SERIES I
                                    --------

          Interest reserves were depleted during 1990.

                                   SERIES II
                                   ---------

          Interest reserves were depleted during 1993. Of the total distributions made to BAC Holders during 1994, 1993 and 1992, $0, $16,939 and $317,000, respectively, were funded from the interest reserves.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2.   Summary of significant accounting policies - continued

    Income taxes
    ------------

          No provision has been made for federal, state or local income taxes in the consolidated financial statements for each Series of the Partnership since the General Partner and the BAC Holders are required to report on their individual tax returns their allocable share of taxable income, gains, losses, deductions and credits of the Partnership. For federal income tax purposes, the Partnership's investment in mortgage revenue bonds is carried at cost in the aggregate amount of $44,155,000 for Series I and $62,608,001 for Series II as of both December 31, 1994 and 1993. Interest income from the mortgage revenue bonds is exempt from regular federal income tax, as discussed in Notes 5 and 6.

    Net income and distributions per BAC
    ------------------------------------

          Net income and distributions per BAC represent 98.99% of net income and distributions declared, respectively, divided by the number of BACs outstanding during the year.

3.  Related party transactions

    The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership.

                                    SERIES I
                                    --------

    Expense reimbursements to an affiliate of the General Partner for 1994, 1993 and 1992 were $118,266, $108,374 and $100,564, respectively, and are included in general and administrative expense in the consolidated statements of income.

    CRICO Mortgage Company, Inc., an affiliate of the General Partner, is entitled to annual mortgage administration and servicing fees from the borrowers which are payable from operating revenues each month after payment of debt service on the mortgage loan. Unpaid fees of $1,093,242 and $827,274 were due to this affiliate as of December 31, 1994 and 1993, respectively. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. During the years ended December 31, 1994,

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



3.  Related party transactions - continued


1993 and 1992, the fees paid by the borrowers totalled $10,000, $10,000 and $21,277, respectively.

    CRICO Mortgage Company, Inc. and two other affiliates of the General Partner are currently considering a merger with a publicly traded REIT. If the merger is completed, the right to receive all or a substantial portion of the accrued and unpaid mortgage administration and servicing fees as of the date of the merger will be transferred from CRICO Mortgage Company, Inc. to CRI or an affiliate of CRI. After the merger, the mortgage administration and servicing will be performed by an affiliate of the REIT and mortgage administration and servicing fees will be paid to that entity. This proposed merger will not result in any increase in fees or changes in the amount of fees which are currently payable. The merger is subject to the performance of certain conditions and there is no guarantee the merger will be consummated.

    CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed property management responsibilities for White Bear Woods on October 1, 1991 and for Trailway Pond and Royal Oak on January 1, 1992. The General Partner engaged CRICO Management of Minnesota, Inc. (CRICO Minnesota), another affiliate of the General Partner, as management agent for Valley Creek on July 1, 1992. Effective August 1, 1992, CRICO transferred its property management responsibilities for White Bear Woods, Trailway Pond and Royal Oak to CRICO Minnesota. Management fees of $16,916 were paid or accrued to this affiliate of the General Partner by the properties for the month ended January 31, 1994. Management fees of $209,057 and $175,625 were paid or accrued during 1993 and 1992, respectively. The amount received under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of 0.50% payable only if certain performance standards were met.

    On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT Residential Corporation (CAPREIT). CAPREIT was formed by CRI but is not currently owned or controlled by CRI and/or its affiliates. This change did not result in any increase in property management fees.

    Existing nominee entities formed to take title to properties are structured as limited partnerships. The nominee entities and the managing general partner of the General Partner have primarily common ownership and are under common control. The nominees, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the nominee entities or their principals in connection with the transfers of ownership. The limited partners' interests held in the nominee owners of Royal Oaks, Valley Creek, Trailway Pond, and White Bear Woods

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



3.  Related party transactions - continued


were transferred to a newly formed S corporation for tax purposes effective January 1, 1992. The transaction costs for these transfers of partnership interests were nominal.

                                   SERIES II
                                   ---------

    Expense reimbursements to an affiliate of the General Partner for 1994, 1993 and 1992 were $134,468, $130,050 and $91,664, respectively, and are included in general and administrative expense in the consolidated statement of operations.

    CRICO Mortgage Company, Inc., an affiliate of the General Partner, is entitled to annual mortgage administration and servicing fees from the borrowers which is payable from operating revenues each month after payment of debt service on the mortgage loan. Unpaid fees of $1,670,426 and $1,279,129 were due to this affiliate as of December 31, 1994 and 1993, respectively, and are included in other liabilities related to real estate operations in the consolidated balance sheets. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. During the years ended December 31, 1994, 1993 and 1992, no fees were received from the borrowers.

    CRICO Mortgage Company, Inc. and two other affiliates of the General Partner are currently considering a merger with a publicly traded REIT. If the merger is completed, the right to receive all or a substantial portion of the accrued and unpaid mortgage administration and servicing fees as of the date of the merger will be transferred from CRICO Mortgage Company, Inc. to CRI or an
affiliate of CRI.   After the merger, the mortgage administration and servicing will be performed by an affiliate of the REIT and mortgage administration and servicing fees will be paid to that entity. This proposed merger will not result in any increase in fees or changes in the amount of fees which are currently payable. The merger is subject to the performance of certain conditions and there is no guarantee the merger will be consummated.

    CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed property management responsibilities for Trailway Pond II on January 1, 1992 and for Ethan's Ridge and Ethan's Glen IIB on June 1, 1992. Effective August 1, 1992, CRICO transferred its property management responsibilities for these properties to CRICO Management of Minnesota, another affiliate of the General Partner. CRICO Management Northwest, Inc., another affiliate of the General Partner, assumed management responsibilities for James Street Crossing effective May 1, 1993. Management fees of $15,446 were paid or accrued to these affiliates of the General Partner by the properties for the month ended January 31, 1994. In addition, 1993 incentive management fees of $8,927 and $1,356 relating to Ethan's Ridge and Ethan's Glen IIB, respectively, were paid to CRICO Minnesota in December 1994. Management fees of $173,849

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



3.  Related party transactions - continued

and $83,150 were paid or accrued during 1993 and 1992, respectively. The amount received under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of 0.50% payable only if certain performance standards were met.

    On February 1, 1994, CRICO, CRICO Minnesota and CRICO Management Northwest contributed their property management contracts and personnel to CAPREIT Residential Corporation (CAPREIT). CAPREIT was formed by CRI but is not currently owned or controlled by CRI and/or its affiliates. This change did not result in any increase in property management fees.

    Nominee entities formed to take title to properties are structured as limited partnerships. The nominee entities and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Ridge and Ethan's Glen IIB) and are under common control. The nominees, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax-exempt nature of interest on the mortgage revenue bonds and to hold the properties until their ultimate disposition. No compensation or fees were paid by the Partnership to the nominee entities in connection with the transfers of ownership. The limited partners' interests held in the nominee partnerships that own Fountain Place and Trailway Pond II were transferred to a newly formed S corporation for tax purposes effective January 1, 1992. The transaction costs for these transfers of partnership interests were nominal.

4.  Profits, losses and cash distributions to Partners

    Cash available for distribution (defined below) is distributed within 60 days after the end of each six-month period ending June 30 and December 31 for both Series I and Series II. Each year, cash available for distribution is distributed 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders receive a noncumulative return equal to 10% of their adjusted capital contribution (adjusted for any return of capital contributions and any distribution of residual or liquidation proceeds from the sale of a mortgaged property or the dissolution of the Partnership, described below). Thereafter, during such year, the balance of all such cash available for distribution will be distributed 90% to the BAC Holders and 10% to the General Partner.

    Cash available for distribution, as defined in the Partnership Agreement, is as follows:

    (1) all revenues received by the Partnership, plus
    (2) any amounts released by the General Partner from the working capital reserves, plus

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.  Profits, losses and cash distributions to Partners - continued

    (3) any amounts released from the interest reserves after completion of any applicable interest deferral period with respect to the mortgage loan in connection with such mortgaged property, less:

               (i) payments from revenues of operating expenses and Partnership indebtedness, and
              (ii) any amounts set aside for deposit into the working capital reserves.

     All cash receipts of the Partnership arising from a sale or other disposition of a mortgaged property or the repayment of the principal and the payment of interest, if any, payable upon the redemption or remarketing of the applicable mortgage revenue bond (residual proceeds) will be distributed as follows:

 (1) to pay all debts and obligations of the Partnership and add to the working capital reserves as the General Partner deems necessary;
 (2) to the General Partner and BAC Holders in an amount equal to the positive balance in their respective capital accounts as of the date of sale or repayment adjusted for operations and distributions to that date but prior to any allocation of profit from such sale or repayment;
 (3) to the BAC Holders in the amount of their adjusted capital contributions;
 (4) to the General Partner in the amount of its adjusted capital contributions;
 (5) 98.99% to the BAC Holders and 1.01% to the General Partners until the BAC Holders have received any unpaid portion of the preferred cash flow return (i.e., an annual noncompounded return of 10% on their adjusted capital contribution); provided, however, that the distribution to the General Partner pursuant to this subsection will be deferred until the BAC Holders have received any unpaid portion of the preferred cash flow return;
 (6) to the extent applicable by reason of foreclosure of a mortgage loan, payment to an affiliate of the General Partner of a disposition fee not to exceed 2% of the gross sales proceeds from the mortgaged property; and,
 (7) the remainder, 90% to the BAC Holders and 10% to the General Partner.

     All cash receipts other than residual proceeds arising from the dissolution of the Partnership and the liquidation of the Partnership's assets less the amounts utilized to pay the expenses of such liquidation (liquidation proceeds) will be allocated in the same order as residual proceeds.

     All profits and losses not arising from a sale of a mortgaged property or repayment of a mortgage loan shall be allocated 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received any unpaid portion of the preferred cash flow

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.  Profits, losses and cash distributions to Partners - continued



return. Thereafter, such profits and losses shall be allocated 90% to the BAC Holders and 10% to the General Partner.

     Gains arising from a sale of a mortgaged property or repayment of a mortgage loan will be allocated to the General Partner and BAC Holders as follows: first, in proportion to the negative balances in their capital accounts, if any, to bring such negative balances in their capital accounts to zero; and second, in proportion to their share of residual proceeds from steps
(5) and (7) as described above. Losses from such a sale or repayment will be allocated to the General Partner and BAC Holders as follows: first, in an amount equal to the amount by which the total of all capital accounts exceeds the total capital contributions in the ratio that each Partner's and BAC Holder's excess balance bears to the aggregate excess balances; second, to the General Partner and BAC Holders until their capital accounts are reduced to zero; and third, any remaining losses 1.01% to the General Partner and 98.99% to the BAC Holders. No proceeds were received in connection with any transfer of properties to nominees.

     The Partnership expects to continue to make distributions to BAC Holders on a semi-annual basis. There are no legal restrictions on the Partnership's present or future ability to make cash distributions. However, property level reserves are depleted and estimated cash flows from the properties' operations are insufficient to pay full monthly base interest (except for Observatory II), therefore, the distributions to BAC Holders may fluctuate from current levels. The General Partner has undertaken various measures in an attempt to stabilize the properties' operations. Despite these efforts, the amounts paid to the Partnership from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating
expenses and other variables.   Based upon the current operations of the
Partnership, the General Partner expects the 1995 distribution for both Series I and Series II to approximate $1.08 per BAC.

     The following distributions were paid or accrued to BAC Holders of record during 1994, 1993 and 1992:

                                    SERIES I
                                    --------

                                  1994                  1993                   1992
                            Distributions to      Distributions to      Distributions to
                              BAC Holders           BAC Holders            BAC Holders
                          --------------------  --------------------  ---------------------
Six-Month Period Ended       Total     Per BAC     Total     Per BAC     Total      Per BAC
------------------------  -----------  -------  -----------  -------  ------------  -------
June 30                    $1,140,000    $0.50   $1,140,000    $0.50   $1,495,681*    $0.66
December 31                 1,140,000     0.50    1,140,000     0.50    1,146,156      0.50
                           ----------    -----   ----------    -----   ----------     -----
  Total                    $2,280,000    $1.00   $2,280,000    $1.00   $2,641,837     $1.16
                           ==========    =====   ==========    =====   ==========     =====

* The net cash proceeds from the sale of the Observatory II investment of $365,544 (approximately $0.16 per BAC), net of expenses of the sale and repayment of the $61,068 loaned to the Observatory II property from the Partnership's working capital reserve in 1990, were distributed to BAC Holders of record as of March 31, 1992 with the distribution paid on August 28, 1992.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.  Profits, losses and cash distributions to Partners - continued


    Distributions to BAC Holders for the years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                                              For the years ended
                                                                December 31,
                                                 -------------------------------------------
                                                     1994          1993           1992
                                                 ------------  ------------  ---------------

  Cash flow from the Partnership's operations     $2,654,529    $2,382,906    $2,434,720

  Net deposits to working capital reserves          (351,266)      (79,643)     (131,472)(1)

  Net proceeds from sale of asset                         --            --       365,544
                                                  ----------    ----------    ----------

        Total cash available for distribution     $2,303,263    $2,303,263    $2,668,792
                                                  ==========    ==========    ==========

  Distributions to:

    General partner (1.01%)                       $   23,263    $   23,263    $   26,955
                                                  ==========    ==========    ==========

    BAC Holders (98.99%)                          $2,280,000    $2,280,000    $2,641,837
                                                  ==========    ==========    ==========

(1) Excludes repayment to the working capital reserves of the $61,068 loaned to the Observatory II property.

    Although distributions are paid on a semi-annual basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $615,600 or $0.27 per BAC were declared payable for the three months ending March 31, 1995 to BAC Holders of record as of the last day of each month.

                                   SERIES II
                                   ---------

                                  1994                  1993                   1992
                            Distributions to      Distributions to      Distributions to
                              BAC Holders           BAC Holders            BAC Holders
                          --------------------  --------------------  ---------------------
Six-Month Period Ended       Total     Per BAC     Total     Per BAC     Total      Per BAC
------------------------  -----------  -------  -----------  -------  ------------  -------

June 30                    $1,619,380    $0.50   $1,619,380    $0.50    $1,610,637   $  0.50
December 31                 1,619,380     0.50    1,619,380     0.50     1,628,123      0.50
                           ----------    -----   ----------  -------  ------------   -------
     Total                 $3,238,760    $1.00   $3,238,760    $1.00    $3,238,760   $  1.00
                           ==========    =====   ==========  =======  ============   =======


         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


4.  Profits, losses and cash distributions to Partners - continued

    Distributions to BAC Holders for the years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                                              For the years ended
                                                                December 31,
                                                 ---------------------------------------
                                                     1994          1993           1992
                                                 ------------  ------------  -----------

  Cash flow from the Partnership's operations     $3,731,519    $3,310,726    $3,487,978

  Net deposits to working capital/interest
   reserves                                         (459,714)      (38,920)     (216,170)
                                                  ----------    ----------    ----------

        Total cash available for distribution     $3,271,805    $3,271,806    $3,271,808
                                                  ==========    ==========    ==========
   Distributions to:

    General partner (1.01%)                       $   33,045    $   33,046    $   33,048
                                                  ==========    ==========    ==========

    BAC Holders (98.99%)                          $3,238,760    $3,238,760    $3,238,760
                                                  ==========    ==========    ==========

    Although distributions are paid on a semi-annual basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $874,465 or $0.27 per BAC were declared payable for the three months ending March 31, 1995 to BAC Holders of record as of the last day of each month.

5.  Investments

Description of the portfolios
-----------------------------

    The Partnership acquired a portfolio of ten tax-exempt mortgage revenue bonds issued by various state and local governments or their agencies or authorities. The proceeds from the mortgage revenue bonds were used by the issuers to make nonrecourse participating mortgage loans to finance construction and ownership of multifamily residential developments. The mortgage revenue bond with respect to each mortgaged property is payable only from payments made on the corresponding mortgage loan. None of the mortgage revenue bonds constitutes a general obligation of any state or local government agency or authority and no such government agency or authority is liable for the mortgage revenue bonds.

                                    SERIES I
                                    --------

    The five original Series I mortgage loans securing the mortgage revenue bonds, with a current aggregate principal amount of $44,155,000, went into default, resulting in actual foreclosures or deeds in lieu of foreclosure to nominees of the Partnership. As of December 31, 1994, the Partnership accounts for these investments, excluding the modified Observatory II mortgage revenue bond, as real estate for financial statement purposes. Accordingly, the

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.  Investments - continued


consolidated balance sheets reflect these investments in the amounts of $30,844,339 and $32,424,954 as of December 31, 1994 and 1993, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date of deed transfer or ISF. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. Additionally, the Partnership accounts for the investment in the Observatory II mortgage revenue bond as a loan with a carrying value of $1,600,000 as of both December 31, 1994 and 1993.

                                   SERIES II
                                   ---------

    The five original Series II mortgage loans securing the mortgage revenue bonds, with an aggregate principal amount of $62,608,001, went into default, resulting in deeds in lieu of foreclosure to nominees of the Partnership. As of December 31, 1994, the Partnership accounts for these investments as real estate for financial statement purposes. Accordingly, the consolidated balance sheets reflected these investments in the amounts of $46,900,416 and $48,943,710 as of December 31, 1994 and 1993, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date of deed transfer or ISF. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest.

   The portfolios are summarized in the table below and a discussion regarding the collateral and terms of the bonds immediately follows the table:

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

           Investment Information                       Mortgage Information                    Real Estate Information
----------------------------------------------  ----------------------------------  ------------------------------------------
                                                                                    Commencement          Buildings      Carrying
                          No. of       Date of         Loan                   Loan        of ISF                and     Amount of
                          Rental  Construction  Origination               Maturity    Accounting           Personal   Investments
  Name and Location        Units    Completion         Date  Face Amount      Date     Treatment  Land     Property   at 12/31/94
------------------------  ------  ------------  -----------  -----------  --------  ------------  ----    ---------   -----------
                                                             SERIES I
                                                             --------
Mortgage Loan
-------------
OBSERVATORY II
  BURNSVILLE, MN (2)          75       --         3/31/92    $ 1,600,000    2/11/98       --        --         --     $ 1,600,000
                                                                                                                      ===========
Real Estate
-----------
ROYAL OAKS
  EAGAN, MN (1)              231   2/22/88       12/05/86     12,580,000    2/22/98   12/31/90  $ 722,785  $9,870,748 $10,593,533
TRAILWAY POND
  BURNSVILLE, MN (1)          75   5/01/89        8/07/87      4,675,000    5/01/99   12/31/90    316,510   3,510,063   3,826,573
VALLEY CREEK
  WOODBURY, MN (1)           225   2/01/89        3/23/87     12,815,000    2/01/99   12/31/90    674,687  10,470,873  11,145,560
WHITE BEAR WOODS
  WHITE BEAR LAKE, MN (1)    225   1/31/89        3/31/87     12,485,000    1/31/99   12/31/90    357,840  11,798,160  12,156,000
                             ---                             -----------                       ----------  ----------  -----------
                             831                             $44,155,000                       $2,071,822 $35,649,844  37,721,666
                             ===                             ===========                       ========== ===========
                                                         Less: Accumulated depreciation as of December 31, 1994        (6,877,327)
                                                                                                                      -----------
                                                                                                                      $30,844,339
                                                                                                                      ===========
                                                             SERIES II
                                                             ---------
Real Estate
-----------
ETHAN'S RIDGE AND
  ETHAN'S GLEN IIB                 4/01/88        5/29/87    $15,500,000    4/01/98
  KANSAS CITY, MO (1)(3)     364  12/15/89       10/26/88      2,300,000   12/15/99    4/15/90 $1,134,352 $14,258,494 $15,392,846
FOUNTAIN PLACE
  EDEN PRAIRIE, MN (1)       332   7/01/89       12/23/87     20,900,000    7/01/99    6/01/90  1,328,847  16,179,414  17,508,261
JAMES STREET CROSSING
  KENT, WA (1)               300  12/31/89        3/31/88     13,878,001   12/31/99   12/31/90  1,760,956  13,750,703  15,511,659
TRAILWAY POND II
  BURNSVILLE, MN (1)         165   5/01/89        8/07/87     10,030,000    5/01/99   12/31/90    721,043   7,248,196   7,969,239
                           -----                             -----------                       ---------- ----------- -----------
                           1,161                             $62,608,001                       $4,945,198 $51,436,807  56,382,005
                           =====                             ===========                       ========== ===========
                                                     Less: Accumulated depreciation as of December 31, 1994            (9,481,589)
                                                                                                                      -----------
                                                                                                                      $46,900,416
                                                                                                                      ===========

(1) As discussed herein and in Note 2, the properties are accounted for as real estate at their fair value as of the date of the actual or deemed transfer due to receipt of a deed in lieu of foreclosure.
(2) As discussed herein, effective March 31, 1992, the Observatory II investment is accounted for as an investment in mortgage revenue bond of $1,600,000.
(3) The results of operations and real estate information for these investments is combined as they are held by the same nominee entity and operated in conjunction with each other.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

Collateral
----------

     The mortgage revenue bonds are secured by mortgage loans which are collateralized by first mortgages on the properties and by assignments of existing and future rents and security agreements with respect to personal property evidenced by the filing of Uniform Commercial Code (UCC) financing statements. Additionally, the Partnership required the borrowers to establish operating reserves, tax and insurance escrows, replacement reserves and debt service reserves and provide operating deficit guarantees. As a result of various circumstances, including, but not limited to, slow rent-up of the properties, unstable operations and depletion of the properties' operating and debt service reserves, nominees of the Partnership had received the title to nine of the ten properties as of December 31, 1994 through deeds in lieu of foreclosure and one property via foreclosure (Observatory II, which was ultimately sold to an independent purchaser subject to a mortgage held by the Partnership.) This collateral is classified as Investments in Real Estate in the accompanying consolidated balance sheet as of December 31, 1994.

                                    SERIES I
                                    --------

     The consolidated balance sheets reflect the Investments in Real Estate discussed above in the amounts of $30,844,339, and $32,424,954 as of December 31, 1994 and 1993, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date of deed transfer or ISF. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest.

     In connection with the transfers of properties to nominees of the Partnership, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Internal Revenue Code (IRC) Section 103 (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that transfers of the properties to Partnership nominees would not cause the Partnership to become a substantial user of the projects pursuant to IRC Section 103 (which also could have caused the bonds to lose their tax-exempt status.) The bond counsel opinions were obtained in connection with the Observatory II, Royal Oaks, Trailway Pond and Valley Creek transfers.

     In 1991, the U. S. Supreme Court decided a case, Cottage Savings Association v. Commissioner, that could be interpreted to compromise the tax-exempt status of mortgage revenue bonds which have been modified. In response to this decision, in December 1992, the Internal Revenue Service (IRS) issued proposed regulations in connection with the modification

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued


of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations may have on the Partnership with respect to the bonds secured by loans on properties currently held by nominees. The General Partner continues to believe that these bonds remain tax-exempt.
The General Partner will continue its efforts, which include the transfer of title on the properties to nominees, in an attempt to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the

Cottage Savings decision and the proposed regulations, there can be no assurance
---------------
that the General Partner will be successful in its efforts.

     Based on current market conditions, to maximize overall yields and residual proceeds upon the sale or refinancing of the properties acquired in settlement of loans, it may be necessary for the nominees to hold the properties through longer periods within the terms of the respective mortgage revenue bonds, rather than the shorter existing loan terms. On an ongoing basis, the General Partner monitors the real estate market to assess an appropriate holding period for the properties. If conditions warrant in future years, the General Partner may recommend for investor approval extension of certain mortgage loan maturity dates and arrange for related adjustments of the pertinent mortgage revenue bonds, as needed.

     In conjunction with the transfer of the Royal Oaks deed to a nominee, the Royal Oaks mortgage revenue bond was modified. The Partnership, based on information and advice from outside counsel, believes that the modification does not adversely affect the tax-exempt nature of the Royal Oaks bond interest.
The modification complied with IRS guidance in effect at that time. The IRS has since issued proposed regulations which could be interpreted as adversely affecting the tax-exempt nature of the modified mortgage revenue bond. However, the IRS has stated that the regulations will apply only to modifications made on or after 30 days from the final publication of the regulations in the Federal Register. As of March 7, 1995, the regulations have not been finalized and no changes to these positions have been announced by the IRS. The Partnership believes the interest on the Royal Oaks bond should continue to be tax-exempt.

     No valuation adjustments were necessary on the Series I investments in 1994, 1993 or 1992.

                                   SERIES II
                                   ---------

     The consolidated balance sheets reflect the Investments in Real Estate discussed above in the amounts of $46,900,416 and $48,943,710 as of December 31, 1994 and 1993, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the date

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued


of deed transfer or ISF. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest.

     In connection with the transfers of properties to nominees of the Partnership, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under IRC Section 103 (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that transfers of the properties to Partnership nominees would not cause the Partnership to become a substantial user of the projects pursuant to IRC Section 103 (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Ridge and Ethan's Glen IIB, Fountain Place and Trailway Pond II transfers.

     In 1991, the U. S. Supreme Court decided a case, Cottage Savings
                                                      ---------------
Association v. Commissioner, that could be interpreted to compromise the tax-
---------------------------
exempt status of mortgage revenue bonds which have been modified. In response to this decision, in December 1992, the IRS issued proposed regulations in connection with the modification of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations
                          ---------------
may have on the Partnership with respect to the bonds secured by loans on properties currently held by nominees. The General Partner continues to believe that these bonds remain tax-exempt. The General Partner will continue its efforts, which include the transfer of title on the properties to nominees, in an attempt to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision and the proposed
                                    ---------------
regulations, there can be no assurance that the General Partner will be successful in its efforts.

     Based on current market conditions, to maximize overall yields and residual proceeds upon the sale or refinancing of the properties acquired in settlement of loans, it may be necessary for the nominees to hold the properties through longer periods within the terms of the respective mortgage revenue bonds, rather than the shorter existing loan terms. On an ongoing basis, the General Partner monitors the real estate market to assess an appropriate holding period for the properties. If conditions warrant in future years, the General Partner may recommend for investor approval extension of certain mortgage loan maturity dates and arrange for related adjustments of the pertinent mortgage revenue bonds, as needed.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

      No valuation adjustments were necessary in 1994 or 1992. A reversal of a valuation adjustment of $416,432 on James Street Crossing was realized in 1993, as discussed below.

     James Street Crossing
     ---------------------

          The nominee owner of James Street Crossing may be required to fund approximately $100,000 to $150,000 for environmental mitigation if such an obligation is determined to run with the land at the property. If required, such funding could be provided from the property's cash flow or from existing replacement reserves. Because the nominee owner of James Street Crossing believes that the obligation does not run with the land at the property, the financial statements do not include an adjustment for this obligation.

     As illustrated in the table below, as of December 31, 1994, the Partnership accounts for all of its investments in mortgage revenue bonds except Observatory II as real estate for financial statement purposes, due to receipt of deeds in lieu of foreclosure.

                                                                            Change in
                       Depletion of    Commencement                        Management
                       Borrower and       of ISF         Date of           Company to
  Name of Investment   Debt Service     Accounting    Deed in Lieu/     Affiliate of the
     Rental Property    Reserves(1)     Treatment      Foreclosure       Partnerships(2)
--------------------  ---------------  ------------  ----------------  -------------------

                          Series I
                          --------
Observatory II (3)            1990          3/14/90        9/14/90                  N/A
Royal Oaks                    1991         12/31/90        6/27/91              1/01/92
Trailway Pond                 1992         12/31/90        1/02/91              1/01/92
Valley Creek                  1991         12/31/90        1/02/91              7/01/92
White Bear Woods              1991         12/31/90        1/02/92             10/01/91


                         Series II
                         ---------
Ethan's Ridge and
  Ethan's IIB                 1991          4/15/90        4/15/90(4)           6/01/92
Fountain Place                1990          6/01/90        1/02/91                  N/A
James Street
  Crossing                    1993         12/31/90        3/31/93(5)           5/01/93
Trailway Pond II              1991         12/31/90        1/02/91              1/01/92

(1) Due to the depletion of borrower and debt service reserves, base interest payments made to the Partnership are solely in the form of cash flow from the property's operations.

(2) CRICO or CRICO Minnesota, affiliates of the General Partner, assumed property management responsibilities on the indicated dates. On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT. CAPREIT was formed by CRI but is not currently owned or controlled by CRI and/or its affiliates.

(3) On March 31, 1992, the Observatory II investment, foreclosed on in 1990 and accounted for as an asset held for sale as of December 31, 1991, was sold for $450,000 in cash and $1,600,000 in tax-exempt mortgage revenue bond financing, with interest only, payable monthly at 8% per annum. The nominee of the Partnership sold this property for the following reasons:
     (1) due to the size of the property (75-units) and because it was the second "phase" of a project, it was difficult to operate the property

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

     efficiently and could not recognize economies of scale and (2) the first "phase" was not owned by the Partnership and had been sold to an unrelated third party, thereby decreasing the ability of the Partnership to exert control of the operations of the joint properties (both phases had originally been owned by the same borrower). The General Partner believes this sale is an isolated incident because of the above-described reasons. The net cash proceeds of $365,544 (approximately $0.16 per BAC), which is net of expenses of the sale and repayment of the $61,068 loaned to the Observatory II property from the Partnership's working capital reserve in 1991, were distributed to BAC Holders of record as of March 31, 1992 with the distribution paid on August 28, 1992. The mortgage is current as of December 31, 1994.

(4) Effective July 6, 1990, the nominee limited partnership holding Ethan's Ridge and Ethan's Glen IIB was expanded so that two unaffiliated individuals acquired a 98.99% interest in the nominee as limited partners in consideration for certain capital contributions, plus their undertaking to form an investor partnership entity to admit additional partners in exchange for further capital contributions. In November 1991, the nominee partnership was further expanded to admit the investor partnership entity. Although the investor limited partner is presently in default with respect to the pay-in schedule, it proposed bringing additional investors into the investor partnership with an adjusted payment schedule. Negotiations are ongoing.

(5) Effective March 31, 1993, the borrower of James Street Crossing gave a nominee of the Partnership a deed in lieu of foreclosure. In addition, the Partnership received a judgment for the outstanding guarantee amount of $454,255 and a junior lien against the already encumbered assets of two of the three guarantors. At December 31, 1992, the Partnership accrued approximately $621,000 representing the net liability associated with James Street Crossing, which was expected to be assumed by the Partnership upon deed in lieu of foreclosure. Included in this amount was approximately $416,000 which was owed to the former general partner of James Street Crossing. This liability was not assumed by the nominee of the Partnership when it received the deed in lieu of foreclosure effective March 31, 1993; as such, this liability was reversed and has been treated as an extraordinary gain in the statement of operations.

Interest
--------

     The mortgage loans, and accordingly the mortgage revenue bonds, bear interest at a base interest rate and provide for contingent interest, payable as described below, in an amount equal to the difference between the base mortgage interest rate and an annual noncompounding rate of return to the Partnership of 16% per annum. The mortgage loans provide for base mortgage interest which is unconditional and payable monthly, in arrears. However, due to depletion of the properties' reserves, the payment of base mortgage interest is solely from cash flow from these properties' operations. The unpaid base mortgage interest bears interest at the base mortgage interest rate and is to be repaid prior to contingent interest.

     Contingent interest will be equal to the sum of (i) 100% of the project cash flow for each year up to an amount which provides the Partnership a noncompounded interest rate between 1.5% and 2.0% over the base mortgage interest rate in effect, and (ii) 50% to 60% of remaining cash flow (subject to certain priority payments) to provide the Partnership a total return of 16% per annum. Contingent interest is payable quarterly on an estimated basis, in arrears, but only to the extent of available net cash flow, if any. Contingent interest is recognized as revenue when collected. No contingent interest was received or accrued by either Series I or Series II during these years. Contingent interest due for Series I as of December 31, 1994, 1993 and 1992 amounted to $17,441,428, $14,799,693 and $12,157,958, respectively. Contingent interest

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

due for Series II as of December 31, 1994, 1993 and 1992 amounted to $23,723,272, $19,548,999 and $15,374,726, respectively.

     To the extent that the aggregate of all interest payments, including contingent interest, for any period after completion of construction does not equal 16% per annum, the difference will be deferred (without interest on contingent interest) until the mortgaged property is sold or the mortgage loan is otherwise repaid and will only be payable if sufficient proceeds exist. The amount of deferred contingent interest payable in such event will equal the sum of (i) 100% of the sale or repayment proceeds (after certain priority payments) up to the amount necessary for the Partnership to achieve a noncompounded return at a rate 1.5% to 2.0% over the base mortgage interest rate and (ii) 50% to 60% of any excess sale or repayment proceeds for the Partnership to achieve a total return of 16% per annum. Consequently, the ability of the Partnership to collect all contingent interest will be dependent upon the mortgaged property's operating performance and the sale or repayment proceeds. Because the Partnership may not be able ultimately to collect contingent interest, the Partnership has not recorded any contingent interest since inception of the Partnership.

Terms
-----

     In general, the terms of the mortgage loans extend for 10 years after the completion of construction. The corresponding bonds contain provisions requiring payment or redemption of the bonds upon maturity of the related loan. The Partnership may seek authority from investors to hold the mortgage revenue bonds with respect to the mortgaged properties through longer periods within the mortgage revenue bond terms, as described below, if necessary, in an effort to maximize overall yields and residual proceeds upon the sale or refinancing of the underlying properties.

     The principal of the mortgage revenue bonds will not be amortized during the term of the bond and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan may require. Each mortgage loan is non-assumable and due on sale of the mortgaged property. Prepayment and sale of the mortgaged property is prohibited during the first seven years of the mortgage loan following the completion of construction. Thereafter, prepayment in full is permitted under the mortgage loan subject to the payment to the Partnership of:

     (1) the contingent interest payable from 100% of project cash flow accrued to the date of prepayment; and
     (2) additional interest in an amount equal to the highest total amount of contingent interest paid in any of the three years preceding the date of prepayment, compounded at the base mortgage interest rate then in effect.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  Investments - continued

     The Partnership may require prepayment upon the occurrence of an "event of taxability" which would include, among others, any act or event which presents significant risk that interest on the mortgage revenue bonds would be subjected to federal taxation. As of December 31, 1994, the Partnership is aware of no "event of taxability" which has occurred.

6.   Income taxes

     For income tax purposes, base interest income is accrued when earned. The accrual of interest is discontinued when, at the time of accrual, ultimate collectibility of the interest due is considered unlikely. Once a loan has been placed in a non-accrual status, income is recorded only as cash payments are received from the borrower until such time as the uncertainty of collection of unpaid base interest is eliminated. No loans were in a non-accrual status for income tax purposes in 1992. All loans except Observatory II and James Street Crossing were on non-accrual status throughout 1993; therefore, for income tax purposes, income was recognized to the extent of cash received. James Street Crossing was placed on non-accrual status during 1993. All loans except Observatory II were on a non-accrual status throughout 1994. Contingent interest from the investment is recognized as revenue when collected. No contingent interest was recognized for the years ended December 31, 1994, 1993 or 1992.

                                    SERIES I
                                    --------

     As discussed in Note 5, four of the five Series I mortgage revenue bonds are accounted for as real estate for financial statements purposes as of December 31, 1994. However, for federal income tax purposes, the investments in all of the mortgage revenue bonds are treated as loans, interest on which is exempt from regular federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

                                                      For the years ended December 31,
                                                      1994          1993          1992
                                                  ------------  ------------  ------------

Financial statement net income                    $ 1,013,639    $  451,381    $  282,877

  Municipal interest income not recognized (1)      2,697,463     2,444,174     4,167,062
  Rental income, net (2)                           (1,056,573)     (512,569)     (326,545)
  Accrued interest on delinquent interest (3)              --            --       171,740
  Expenses not allowed for tax purposes                 2,703           633            --
                                                  -----------    ----------    ----------

Municipal income, net for tax purposes            $ 2,657,232    $2,383,619    $4,295,134
                                                  ===========    ==========    ==========

Municipal income per BAC outstanding              $      1.15    $     1.03    $     1.86
                                                  ===========    ==========    ==========

(1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
(2)  Represents net income from investments accounted for as real estate.
(3) Represents interest on delinquent base interest, for loans on accrual status for income tax purposes, compounded monthly at the base rate of interest of the applicable loan.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   Income taxes - continued


     As discussed in Note 5, during 1992 the mortgage revenue bond for the Observatory II property was exchanged for a newly issued mortgage revenue bond in a qualified refunding. The qualified refunding was necessary because the Observatory II property was sold by a nominee of the Partnership on March 31, 1992 at a price less than Series I's tax basis in the original mortgage revenue bond. The sale resulted in a $2,073,456 long-term capital loss for Series I for federal income tax purposes. The Partnership believes, based on opinion of counsel, that the interest earned on the new mortgage revenue bond is tax-exempt.

     Although the Partnership accounted for four of the five mortgage loan investments as real estate for financial statement purposes during 1994 and reclassified the cash flow from the properties as rental income and expense, the Partnership continued to charge the borrowers and nominees interest under the terms of the original mortgages and interest on unpaid base mortgage interest. The Observatory II mortgage revenue bond investment is not shown in the table below since it pays all debt service currently. The following tables summarize the full interest payments for the years ended December 31, 1994, 1993 and 1992 that are due to the Partnership from the properties:

                                                           For the year ended December 31, 1994
                                        ---------------------------------------------------------------------------
                                                         Base Interest   Base Interest                  Cumulative
                                                           Paid From       Paid From      Current Base    Unpaid
                                         Current Base     Properties'    Non-Operating      Interest     Full Base
                                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                                        ---------------  -------------  ----------------  ------------  -----------

Royal Oaks                                $1,069,296        $  754,518  $          --       $  314,778   $1,362,473
Trailway Pond                                460,488           252,168             --          208,320      636,832
Valley Creek                               1,326,353           821,503             --          504,850    2,369,307
White Bear Woods                           1,310,925           873,476             --          437,449    1,637,757
                                          ----------        ----------  -------------       ----------   ----------

                                          $4,167,062        $2,701,665  $          --       $1,465,397   $6,006,369
                                          ==========        ==========  =============       ==========   ==========

                                                           For the year ended December 31, 1993
                                        ---------------------------------------------------------------------------
                                                         Base Interest   Base Interest                  Cumulative
                                                           Paid From       Paid From      Current Base    Unpaid
                                         Current Base     Properties'    Non-Operating      Interest     Full Base
                                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                                        ---------------  -------------  ----------------  ------------  -----------
Royal Oaks                                $1,069,296        $  679,224  $          --       $  390,072   $1,047,695
Trailway Pond                                460,488           210,360             --          250,128      428,512
Valley Creek                               1,326,353           728,818             --          597,535    1,864,457
White Bear Woods                           1,310,925           791,512             --          519,413    1,200,308
                                          ----------        ----------  -------------       ----------   ----------

                                          $4,167,062        $2,409,914  $          --       $1,757,148   $4,540,972
                                          ==========        ==========  =============       ==========   ==========

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   Income taxes - continued

                                           For the year ended December 31, 1992
                        ---------------------------------------------------------------------------
                                         Base Interest   Base Interest                  Cumulative
                                           Paid From       Paid From      Current Base    Unpaid
                         Current Base     Properties'    Non-Operating      Interest     Full Base
                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                        ---------------  -------------  ----------------  ------------  -----------

    Royal Oaks            $1,069,296        $  664,797       $     --       $  404,499   $  657,623
    Trailway Pond            460,488           181,680        138,798          140,010      178,384
    Valley Creek           1,326,353           720,038             --          606,315    1,266,922
    White Bear Woods       1,310,925           766,121            250          544,554      680,895
                          ----------        ----------       --------       ----------   ----------

                          $4,167,062        $2,332,636       $139,048       $1,695,378   $2,783,824
                          ==========        ==========       ========       ==========   ==========

     (1) Although these loans were placed on non-accrual status for income tax purposes, the Partnership continues to charge the borrowers interest on unpaid base interest, which totalled $584,856, $370,558, and $171,740 for 1994, 1993 and 1992, respectively.
     (2) Amounts were funded from reserves provided for from the mortgage loan proceeds.


                                   SERIES II
                                   ---------

     As discussed in Note 5, the five Series II mortgage revenue bonds are accounted for as real estate for financial statement purposes as of December 31, 1994. However, for federal income tax purposes, the investments in these mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

                                                             For the years ended December 31,
                                                             1994          1993          1992
                                                         ------------  ------------  ------------

Financial statement net income                           $ 1,375,553   $ 1,646,709    $  300,355

  Municipal interest income not recognized (1)             3,902,102     3,657,305     5,843,008
  Rental income, net (2)                                  (1,546,136)   (1,511,870)     (428,325)
  Accrued interest on delinquent interest (3)                     --            --       332,394
  Expenses not allowed for tax purposes                        3,401           863            --
  Valuation adjustment on real estate                             --      (416,432)           --
                                                         -----------   -----------    ----------

Municipal income, net for tax purposes                   $ 3,734,920   $ 3,376,575    $6,047,432
                                                         ===========   ===========    ==========

Municipal income per weighted average BAC outstanding    $      1.14   $      1.03    $     1.85
                                                         ===========   ===========    ==========

(1) Represents the adjustment for interest income received during the period, which was previously eliminated from net income for financial statement purposes.
(2)  Represents net income from investments accounted for as real estate.
(3) Represents interest on delinquent base interest compounded monthly, for loans on accrual status for income tax purposes, at the base rate of interest of the applicable loan.


     Although the Partnership accounted for all of the mortgage loan investments as real estate for financial statement purposes during 1994 and reclassified the cash flow from the properties as rental income and expense, the Partnership continues to charge the borrowers and nominees interest under the terms of the original mortgages and interest on unpaid base mortgage interest.

         CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.   Income taxes - continued

The following tables summarize the full interest payments for the years ended December 31, 1994, 1993 and 1992 that are due to the Partnership from the properties:


                                                           For the year ended December 31, 1994
                                        ---------------------------------------------------------------------------
                                                         Base Interest   Base Interest                  Cumulative
                                                           Paid From       Paid From      Current Base    Unpaid
                                         Current Base     Properties'    Non-Operating      Interest     Full Base
                                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                                        ---------------  -------------  ----------------  ------------  -----------

Ethan's Ridge and
 Ethan's Glen IIB                         $1,518,750        $1,185,957       $ 27,500       $  305,293   $1,698,524
Fountain Place                             1,985,500         1,271,575             --          713,925    4,494,367
James Street Crossing                      1,335,758           879,491             --          456,267    1,429,729
Trailway Pond II                           1,003,000           460,387             --          542,613    2,140,876
                                          ----------        ----------  -------------       ----------   ----------

                                          $5,843,008        $3,797,410       $ 27,500       $2,018,098   $9,763,496
                                          ==========        ==========  =============       ==========   ==========



                                                           For the year ended December 31, 1993
                                        ---------------------------------------------------------------------------
                                                         Base Interest   Base Interest                  Cumulative
                                                           Paid From       Paid From      Current Base    Unpaid
                                         Current Base     Properties'    Non-Operating      Interest     Full Base
                                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                                        ---------------  -------------  ----------------  ------------  -----------
Ethan's Ridge and
 Ethan's Glen IIB                         $1,518,750        $1,051,763       $     --       $  466,987   $1,393,231
Fountain Place                             1,985,500         1,343,102             --          642,398    3,780,442
James Street Crossing                      1,335,758           767,321         23,288          545,149      973,462
Trailway Pond II                           1,003,000           449,564             --          553,436    1,598,263
                                          ----------        ----------  -------------       ----------   ----------

                                          $5,843,008        $3,611,750       $ 23,288       $2,207,970   $7,745,398
                                          ==========        ==========  =============       ==========   ==========


                                                           For the year ended December 31, 1992
                                        ---------------------------------------------------------------------------
                                                         Base Interest   Base Interest                  Cumulative
                                                           Paid From       Paid From      Current Base    Unpaid
                                         Current Base     Properties'    Non-Operating      Interest     Full Base
                                        Interest Due(1)   Operations       Sources(2)       Not Paid     Interest
                                        ---------------  -------------  ----------------  ------------  -----------
Ethan's Ridge and
 Ethan's Glen IIB                         $1,518,750        $1,028,553       $     --       $  490,197   $  926,244
Fountain Place                             1,985,500         1,078,123             --          907,377    3,138,044
James Street Crossing                      1,335,758           878,920        139,838          317,000      428,313
Trailway Pond II                           1,003,000           469,880             --          533,120    1,044,827
                                          ----------        ----------  -------------       ----------   ----------

                                          $5,843,008        $3,455,476       $139,838       $2,247,694   $5,537,428
                                          ==========        ==========  =============       ==========   ==========

(1) Although these loans were placed on non-accrual status for income tax purposes, the Partnership continues to charge the borrowers interest on unpaid base interest, which, not including current base interest due, totaled $932,242, $582,804 and $332,394 for 1994, 1993 and 1992,
     respectively.
(2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or from the general partners of the borrowers.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS


                                                As of          As of
                                            September 30,   December 31,
                                                 1995           1994
                                            -------------   ------------
                                             (Unaudited)
Investments in
  Real estate:
    Land                                     $ 10,228,056   $ 10,228,056
    Buildings and personal property            71,895,919     71,895,919
                                             ------------   ------------
                                               82,123,975     82,123,975
    Less:  accumulated depreciation           (13,464,641)   (11,343,330)
                                             ------------   ------------
                                               68,659,334     70,780,645
  Mortgage revenue bond and working
    capital loan                                8,254,707      8,254,707
                                             ------------   ------------
                                               76,914,041     79,035,352

Cash and cash equivalents                         131,737        100,513
Restricted cash and cash equivalents            2,113,785      1,345,940
Marketable securities                           1,304,826      1,707,572
Working capital reserves invested in
  marketable securities                         4,001,726      3,846,520
Interest reserves invested in marketable
  securities                                      298,750        414,326
Receivables and other assets                      654,322        845,809
                                             ------------   ------------
     Total assets                            $ 85,419,187   $ 87,296,032
                                             ============   ============

                 The accompanying notes are an integral part
                  of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                    CONSOLIDATED BALANCE SHEETS - Continued

                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)




                                                    As of         As of
                                                September 30,  December 31,
                                                    1995          1994
                                                -------------  ------------
                                                 (Unaudited)

Distributions payable                            $ 1,593,575    $ 2,177,886
Deferred revenue                                   1,490,624      1,507,697
Accrued mortgage administration and
  servicing fees due to related parties            1,599,573      1,183,505
Other liabilities related to real estate
  operations                                       1,101,278        804,592
Accounts payable and accrued expenses                360,304        145,954
                                                 -----------    -----------
     Total liabilities                             6,145,354      5,819,634
                                                 -----------    -----------

Partners' capital (deficit):
  General Partner                                   (404,862)      (382,616)
  Beneficial Assignee Certificates (BACs)
    - 5,258,268 BACs issued and outstanding       79,678,695     81,859,014
                                                 -----------    -----------
     Total partners' capital                      79,273,833     81,476,398
                                                 -----------    -----------

     Total liabilities and partners'
       capital                                   $85,419,187    $87,296,032
                                                 ===========    ===========

                 The accompanying notes are an integral part
                  of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                       CONSOLIDATED STATEMENTS OF INCOME

                                  (Unaudited)


                            For the three months ended    For the nine months ended
                                   September 30,                 September 30,
                            ---------------------------   --------------------------
                                 1995           1994           1995          1994
                            ------------   ------------   ------------   -----------
Income from investment
  in real estate:
  Rental revenue             $ 3,274,830    $ 3,527,455    $ 9,597,814   $ 9,594,664
  Rental expenses             (1,802,847)    (2,317,149)    (5,139,063)   (5,474,394)
  Depreciation                  (707,104)      (725,885)    (2,121,311)   (2,177,654)
                             -----------    -----------    -----------   -----------
  Net rental income              764,879        484,421      2,337,440     1,942,616

  Mortgage revenue
    bond and working
    capital loan                 192,257         90,299        684,105       170,359
                             -----------    -----------    -----------   -----------
                                 957,136        574,720      3,021,545     2,112,975
                             -----------    -----------    -----------   -----------
Other income (expenses):
  Other interest
    income                        39,548         32,699        137,302       169,088
  Merger-related
    expenses                    (285,367)            --       (285,367)           --
  General and adminis-
    trative                      (51,732)       (36,572)      (238,628)     (239,009)
  Professional fees              (19,068)       (16,498)       (56,692)      (59,723)
                             -----------    -----------    -----------   -----------
                                (316,619)       (20,371)      (443,385)     (129,644)
                             -----------    -----------    -----------   -----------
Net income                   $   640,517    $   554,349    $ 2,578,160   $ 1,983,331
                             ===========    ===========    ===========   ===========
Net income allocated
  to General Partner
  (1.01%)                    $     6,469    $     5,599    $    26,039   $    20,032
                             ===========    ===========    ===========   ===========
Net income allocated
  to BAC Holders
  (98.99%)                   $   634,048    $   548,750    $ 2,552,121   $ 1,963,299
                             ===========    ===========    ===========   ===========

                 The accompanying notes are an integral part
                  of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                 CONSOLIDATED STATEMENTS OF INCOME - Continued

                                  (Unaudited)

                      For the three months ended      For the nine months ended
                             September 30,                  September 30,
                     ---------------------------      --------------------------
                        1995             1994            1995            1994
                     ----------       ----------      ----------      ----------
Net income per BAC   $     0.13       $     0.10      $     0.49      $     0.37
                     ==========       ==========      ==========      ==========
BACs outstanding      5,258,268        5,258,268       5,258,268       5,258,268
                     ==========       ==========      ==========      ==========

                        The accompanying notes are an integral part of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

        CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

                  For the nine months ended September 30, 1995
                                  (Unaudited)

                                     Beneficial
                                      Assignee
                                    Certificate     General
                                      Holders       Partner        Total
                                    -----------    ---------    -----------

Balance, December 31, 1994          $81,859,014    $(382,616)   $81,476,398

  Net income                          2,552,121       26,039      2,578,160

  Distributions paid or accrued
    of $0.90 per BAC (including
    return of capital of
    $0.41 per BAC)                   (4,732,440)     (48,285)    (4,780,725)
                                    -----------    ---------    -----------
Balance, September 30, 1995         $79,678,695    $(404,862)   $79,273,833
                                    ===========    =========    ===========

              The accompanying notes are an integral part
               of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                  (Unaudited)

                                              For the nine months ended
                                                    September 30,
                                                  1995          1994
                                               ----------    ----------
Cash flows from operating activities:
 Net income                                    $2,578,160    $1,983,331
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Depreciation                                  2,121,311     2,177,654
  Adjustment to reclass real estate to
   mortgage revenue bond                               --       281,657
  Changes in assets and liabilities:
   Increase in restricted cash
    and cash equivalents                         (767,845)     (897,915)
   Decrease in receivables and other
    assets                                        191,487        15,103
   (Decrease) increase in deferred
    revenue                                       (17,073)      118,480
   Increase in accrued mortgage admini-
    stration and servicing fees due
    to related parties                            416,068       367,642
   Increase in other liabilities related
    to real estate operations                     296,686       713,030
   Increase (decrease) in accounts payable
    and accrued expenses                          214,350       (23,146)
                                               ----------    ----------
     Net cash provided by operating
      activities                                5,033,144     4,735,836
                                               ----------    ----------

Cash flows from investing activities:
 Net sales of marketable securities               402,746         8,446
 (Deposits to) withdrawals from working
  capital reserves invested in
  marketable securities                          (155,206)    1,749,896
 Withdrawals from interest reserves
  invested in marketable securities               115,576            --
                                               ----------    ----------
     Net cash provided by investing
      activities                                  363,116     1,758,342
                                               ----------    ----------

                 The accompanying notes are an integral part
                  of these consolidated financial statements.

PART I.  FINANCIAL INFORMATION
         ---------------------
ITEM 1.  FINANCIAL STATEMENTS
         --------------------

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

               CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                  (Unaudited)

                                              For the nine months ended
                                                   September 30,
                                                 1995          1994
                                             -----------   -----------
Cash flows from financing activities:
 Distributions paid to BAC Holders and
  General Partner                             (5,365,036)   (6,484,789)
                                             -----------   -----------

Net increase in cash and cash equivalents         31,224         9,389

Cash and cash equivalents, beginning of
 period                                          100,513        66,833
                                             -----------   -----------

Cash and cash equivalents, end of period     $   131,737   $    76,222
                                             ===========   ===========

                 The accompanying notes are an integral part
                  of these consolidated financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


1.  BASIS OF PRESENTATION

    In the opinion of CRITEF III Associates Limited Partnership (the General Partner), the accompanying unaudited consolidated financial statements of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership) contain all adjustments of a normal recurring nature necessary to present fairly the Partnership's consolidated financial position as of September 30, 1995 and December 31, 1994 and the results of its consolidated operations for the three and nine months ended September 30, 1995 and 1994 and its consolidated cash flows for the nine months ended September 30, 1995 and 1994.

    These unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in consolidated financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes included in the Partnership's Annual Report filed on Form 10-K for the year ended December 31, 1994.

    The Partnership's consolidated balance sheets reflect the financial position of seven properties for the dates presented. The Partnership's consolidated statements of income include the rental income, rental expenses and depreciation of the seven properties, exclusive of debt service due to the Partnership, as a result of the receipt of deeds in lieu of foreclosure, transfer of partnership interests (for Geary Courtyard) or upon acquisition, development or construction
(ADC) determination, as further discussed in Note 3. One property, Paces River 2, is not included in this consolidation due to the implementation of SFAS No. 114, as discussed below.

    In May 1993, the FASB issued SFAS No. 114 "Accounting by Creditors for Impairment of a Loan". This statement, as amended, addresses how a creditor should measure impairment of a loan and requires that loans previously accounted for as in-substance foreclosed (ISF) be accounted for in accordance with SFAS No. 114. This statement is effective for fiscal years beginning after December 15, 1994 and was implemented by the Partnership in the first quarter of 1995. The adoption of SFAS No. 114 resulted in the reclassification of the investment in Paces River 2 from real estate to a loan. The investment in Paces River 2 is now reflected on the Partnership's consolidated balance sheets as an investment in mortgage revenue bond and working capital loan with a combined recorded investment of $8,254,707, which represents the carrying value of the property, net of accumulated depreciation and deferred revenue, as of September 30, 1995 and December 31, 1994. The mortgage revenue bond and working capital loan original principal balances are $8,750,000 and $850,000, respectively. The Partnership expects the full principal amounts of the loans to be repaid at maturity in 2000. The Partnership recognizes the income from the Paces River 2 investment on an accrual basis.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

1.  BASIS OF PRESENTATION - Continued

    Certain amounts, including those relating to Paces River 2, in the 1994 consolidated financial statements have been reclassified to conform with the 1995 presentation in accordance with SFAS No. 114. Net rental income for Paces River 2 of $90,299 and $170,359 for the three and nine months ended September 30, 1994, respectively, has been reclassified as mortgage revenue bond and working capital loan interest. Actual Paces River 2 mortgage revenue bond interest received by the Partnership during the three and nine months ended September 30, 1994 was $172,811 and $525,726, respectively. Actual Paces River 2 working capital loan interest received by the Partnership during the three and nine months ended September 30, 1994 was $9,564, and $35,213, respectively. The reclassification of prior year net rental income for Paces River 2 did not result in a restatement of prior year's Partner's Capital (Deficit).

2.  MERGER PROPOSAL

    On September 11, 1995, the Partnership and its General Partner entered into a merger agreement, subject to BAC Holder approval, with an affiliate of Capital Apartment Properties, Inc. (CAPREIT), a private real estate investment trust.
An affiliate of CAPREIT is the property manager for five of the eight properties securing the bonds held by the Partnership. If the merger proposal is approved by a majority vote of BAC Holders, all of the BACs in the Partnership will be redeemed for cash and the interests represented by such BACs will be canceled. The redemption price per BAC will be $14.360. In addition, the General Partner will sell its 1.01% general partnership interest in the Partnership to CAPREIT for $500,000. CAPREIT will also acquire an account receivable held by an affiliate and a former affiliate of the General Partner for the accrued mortgage servicing and administration fees on the related property mortgage loans by paying the discounted amount of $1,620,966.

    Consummation of the merger is contingent upon the approval of a majority of BAC Holders. The proposed merger is also contingent upon receiving a favorable opinion regarding the fairness of the redemption price to BAC Holders from a financial point of view. A proxy statement is expected to be issued to BAC Holders after it is filed with and reviewed by the Securities and Exchange Commission. This proxy statement will include a full description of the proposed merger and the independent fairness opinion.

3.  INVESTMENTS

    The Partnership invested in eight federally tax-exempt mortgage revenue bonds with an aggregate principal amount of $97,101,000 and made three working capital loans with an aggregate principal amount of $3,409,604. As discussed in the Partnership's Annual Report filed on Form 10-K for the year ended December 31, 1994, six properties collateralizing certain of the mortgage revenue bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to nominees of the Partnership. As a result, the Partnership accounts for these investments as real estate for financial statement purposes. Additionally, the Partnership accounts for the Washington Ridge mortgage revenue bond as real estate in accordance with the American Institute of Certified Public Accountants Notice

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

3.  INVESTMENTS - Continued

to Practitioners - ADC Arrangements. Accordingly, the consolidated balance sheets reflect these investments in the amount of $68,659,334 and $70,780,645 as of September 30, 1995 and December 31, 1994, respectively, net of accumulated depreciation, based on the lower of cost or fair value at the earlier of date of deed in lieu of foreclosure, transfer of partnership interests, or acquisition, development and construction (ADC) determination. The Partnership continues to evaluate these investments on a lower of cost or net realizable basis, taking into consideration the Partnership's intention for the nominees to hold these properties for the long term if necessary, and with investor consent, in order to recover its recorded investment. The financial statement presentation is independent of the characterization of the bonds as loans for federal income tax purposes and the tax-exempt nature of the mortgage revenue bond interest. Additionally, the Partnership accounts for the investment in the Paces River 2 mortgage revenue bond and working capital loan as loans with a recorded investment of $8,254,707 as of September 30, 1995 and December 31, 1994, in accordance with SFAS No. 114, as discussed above.

    In 1991, the U. S. Supreme Court decided a case, Cottage Savings Association
v. Commissioner (Cottage Savings), that could be interpreted to compromise the tax-exempt status of mortgage revenue bonds which have been modified. In response to this decision, in December 1992, the Internal Revenue Service issued proposed regulations in connection with the modification of debt instruments.
If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations may have on the Partnership with respect to the bonds secured by loans on properties currently held by nominees. The General Partner continues to believe that these bonds remain tax-exempt. The General Partner will continue its efforts to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision and the proposed regulations, there can be no assurance that the General Partner will be successful in its efforts.

    As of September 30, 1995, the Partnership had cash and cash equivalents of $131,737, unrestricted marketable securities of $1,304,826 and restricted cash and cash equivalents of $2,113,785. Marketable securities consist of tax-exempt municipal bonds which generally contain a seven-day put option with established banks or brokerage houses, and are stated at cost, which generally represents par value and approximates market value. The Partnership has classified these investments as Available for Sale in accordance with SFAS No. 115. Realized gains and losses on the sale of marketable securities were determined on a specific identification basis. There were no net unrealized holding gains or losses recognized during the three and nine months ended September 30, 1995 as there was no material difference between the cost for the tax-exempt municipal bonds and fair value throughout the first three quarters of 1995.

    Following are updates of significant events affecting the Partnership's properties during the nine months ended September 30, 1995:

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

3.  INVESTMENTS - Continued

    Regency Woods
    -------------

         Shortfalls in interest payments from Regency Woods were being paid from draws on a $250,000 irrevocable letter of credit. The Partnership drew down the full amount remaining under the letter of credit in January 1995, resulting in the default by the borrower on the working capital loan. The borrower transferred the property by deed in lieu of foreclosure to a nominee of the Partnership as of February 28, 1995.

    Woodlane Place
    --------------

         In March 1994, the Partnership was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The nominee owner hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the costs associated with the correction of the drainage problem are expected to be approximately $300,000, and will not be covered by the property's insurance carrier. Property improvements relating to the drainage problem totalling approximately $29,000 were completed in the fourth quarter of 1994 and are included in buildings and personal property in the consolidated balance sheets. As the remaining costs to correct the drainage problem are capitalizable costs and the work had not begun as of September 30, 1995, the consolidated financial statements do not include an adjustment for the remaining estimated costs. A contract for $55,000 in drainage work, representing the first phase of the repairs, has been negotiated and work on the repairs began in October 1995. The remaining repairs are expected to be completed in 1996 and 1997. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these capital improvements may be provided from the property's existing replacement reserves, future property cash flow, and/or a loan to the property from the working capital reserves of the Partnership.

         The Partnership has joined with the property's insurance carrier in a lawsuit against the original architect and general contractor of Woodlane Place. The Partnership has joined on a contingent basis, with no legal fees being incurred unless the Partnership receives a settlement or judgement, and with other legal expenses estimated to be less than $20,000. There is no assurance that the Partnership will receive any funds as a result of this lawsuit.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


3.  INVESTMENTS - Continued

    Ethan's Glen IIA
    ----------------

         In April 1995, Ethan's Glen IIA suffered damage to certain roofs due to a severe hail storm. The cost to repair the damaged roofs was paid by the property's insurance carrier, less a minimal deductible.

4.  DISTRIBUTIONS TO BAC HOLDERS

    The Partnership expects to continue to make distributions to BAC Holders on a quarterly basis. The proposed merger agreement stipulates that current year distributions cannot exceed ten cents per BAC per month. The agreement also stipulates that distributions during 1996 cannot exceed 95% of Cash Flow, as defined in the Partnership Agreement. There are no other legal restrictions on the Partnership's present or future ability to make cash distributions. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of the Partnership, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees were depleted during the first quarter of 1995, the Partnership will not be able to maintain the distributions to BAC Holders at the 1994 level. It is expected that the 1995 distributions will be based primarily on cash flow from the Partnership's operations. Cash flow from the Partnership's operations consists of cash flow from six of the properties, plus specified interest payments from two properties and contingent interest payments from one property, supplemented by any available property reserves/borrower guarantees, less Partnership expenses. The Partnership seeks to optimize cash flow from the properties owned by nominees. Despite these efforts, the amounts paid to the Partnership from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of the Partnership, the 1995 distribution is expected to approximate $1.20 per BAC.

    The following distributions were paid or accrued to BAC Holders of record for the first three quarters of 1995 and 1994:

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


4.  DISTRIBUTIONS TO BAC HOLDERS - Continued

                                                1995                   1994
                                          Distributions to        Distributions to
                                             BAC Holders             BAC Holders
                                        --------------------    ---------------------
Quarter Ended                             Total      Per BAC      Total       Per BAC
-------------                           ----------   -------    ----------    -------
March 31,                               $1,577,480    $0.30     $2,103,307     $0.40
June 30,                                 1,577,480     0.30      2,155,890      0.41
September 30,                            1,577,480     0.30      2,155,890      0.41
                                        ----------    -----    -----------     -----
 Totals                                 $4,732,440    $0.90     $6,415,087     $1.22
                                        ==========    =====    ===========     =====

   Distributions to BAC Holders for the three and nine months ended September 30, 1995 and 1994 were funded as follows:

                                                   For the three months ended
                                                          September 30,
                                                   --------------------------
                                                       1995          1994
                                                   ----------     ----------

Cash flow (1)                                      $1,442,204     $1,494,646
Withdrawals from working capital/interest
 reserves                                             151,371        683,241
                                                   ----------     ----------
  Total cash available for distribution            $1,593,575     $2,177,887
                                                   ==========     ==========
Distributions to:
 General Partner (1.01%)                               16,095     $   21,997
                                                   =========      ==========
 BAC Holders (98.99%)                              $1,577,480     $2,155,890
                                                   ==========     ==========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

4.  DISTRIBUTION TO BAC HOLDERS - Continued

                                             For the nine months ended
                                                   September 30,
                                             -------------------------
                                                 1995         1994
                                             ------------  -----------
Cash flow (1)                                 $4,820,355    $4,730,645
(Deposits to) withdrawals from working
  capital/interest reserves                      (39,630)    1,749,896
                                              ----------    ----------
    Total cash available for distribution     $4,780,725    $6,480,541
                                              ==========    ==========
Distributions to:
  General Partner (1.01%)                     $   48,285    $   65,454
                                              ==========    ==========
  BAC Holders (98.99%)                        $4,732,440    $6,415,087
                                              ==========    ==========

(1)  As defined in the Partnership Agreement.

    The General Partner expects the distribution for the quarter ending December 31, 1995 to be approximately $0.30 per BAC, payable on February 14, 1996, or possibly earlier depending on the merger closing date, to BAC Holders of record as of the last day in each month.

    The Partnership has working capital reserves which may be available for the ongoing costs of operating the Partnership, for supplementing distributions to investors and for making working capital loans to the borrowers. As of September 30, 1995 and December 31, 1994, the working capital reserves were $4,001,726 and $3,846,520, respectively, both of which exceed the Partnership's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by the General Partner. The surplus working capital reserve balance of approximately $284,000 as of September 30, 1995 may be used to supplement distributions to BAC Holders. Net withdrawals from the surplus working capital reserves to fund distributions for the three and nine months ended September 30, 1995, were $151,371 and $0, respectively. Net withdrawals from the surplus working capital reserves to fund distributions for the three and nine months ended September 30, 1994, were $683,241 and $1,749,896, respectively.

    Interest reserves relating to Regency Woods of $0 and $115,576 were transferred to working capital reserves during the three and nine months ended September 30, 1995, respectively, to fund distributions to BAC Holders. As of September 30, 1995, interest reserves relating to Regency Woods had been depleted, and interest reserves applicable to Washington Ridge were $298,750.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


4.  DISTRIBUTIONS TO BAC HOLDERS - Continued

As of December 31, 1994, interest reserves applicable to Regency Woods and Washington Ridge were $414,326. No interest reserves were transferred to working capital reserves during 1994.

5.  INCOME TAXES

    For income tax purposes, base interest income is accrued when earned. The accrual of interest is discontinued, when at the time of accrual, collectibility of the interest due is considered unlikely. Once a loan has been placed on a non-accrual status, income is recorded only as cash payments are received from the borrower or nominee until such time as the uncertainty of collection of unpaid base interest is eliminated. In 1993, Geary Courtyard, Woodlane Place and Valley Creek II were placed on a non-accrual status for income tax purposes; therefore, income is recognized only to the extent of cash received. Contingent interest from the investment is recognized as revenue when collected.
Contingent interest of $9,775 and $56,522 was recognized from Washington Ridge for the three and nine months, respectively, ended September 30, 1995. No contingent interest was recognized for the three or nine months ended September 30, 1994.

    As discussed in Note 3, seven of the eight investments in mortgage revenue bonds and two of the three working capital loans are accounted for as investments in real estate for financial statement purposes as of September 30, 1995. However, for federal income tax purposes the investments in all of the mortgage revenue bonds and working capital loans are treated as loans. Interest on the investment in mortgage revenue bonds, which represents approximately 96% of the Partnership's income for tax purposes, is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


5.  INCOME TAXES - Continued

                        For the three months ended    For the nine months ended
                              September 30,                 September 30,
                       ----------------------------  ---------------------------
                           1995           1994           1995           1994
                       -------------  -------------  -------------  ------------
Financial statement
  net income             $  640,517     $  554,349    $ 2,578,160   $ 1,983,331
Municipal interest
  income not
  recognized(1)           1,717,069      1,254,333      4,884,282     4,587,585
Rental income,
  net (2)                  (764,879)      (484,421)    (2,337,440)   (1,942,616)
Accrued interest
  on delinquent
  interest (3)               41,297         31,882        116,279        86,892
Excess amortization
  for tax purposes          (36,150)       (36,150)      (108,450)     (108,450)
Taxable income on
  working capital
  loans not
  recognized (1)             43,565         63,009         80,964       189,025
                         ----------     ----------    -----------   -----------
Municipal income,
  net for tax
  purposes               $1,641,419     $1,383,002    $ 5,213,795   $ 4,795,767
                         ==========     ==========    ===========   ===========
Municipal income
  per BAC                     $0.31          $0.26          $0.98         $0.90
                         ==========     ==========    ===========   ===========

(1) Represents the adjustment for interest income received or receivable during the period which was previously eliminated from net income for financial statement purposes.

(2)  Represents net rental income from investments accounted for as real estate.

(3) Represents interest on delinquent base interest, for loans on accrual status for income tax purposes, compounded monthly at the base rate of interest of the applicable loan.

       Although the Partnership accounted for seven of the eight mortgage loan investments and two of the three working capital loans as real estate for financial statement purposes, the Partnership continued to charge all of the borrowers interest under the terms of the original loans and interest on unpaid

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

5.  INCOME TAXES - Continued

base interest. The following tables summarize the full base interest payments for the nine months ended September 30, 1995 and 1994 that are due to the Partnership from the loans and properties:

                                             For the nine months ended September 30, 1995
                                        --------------------------------------------------------
                                                             Base          Base
                                                           Interest      Interest       Current
                                        Current Base       Paid From     Paid From       Base
                                          Interest        Properties'  Non-Operating   Interest
                                           Due(1)         Operations     Sources(2)    Not Paid
                                        ------------     -----------   -------------  ----------
Ethan's Glen IIA                          $  690,703      $  547,277     $     --     $  143,426
Geary Courtyard                            1,305,450         577,000           --        728,450
Ocean Walk                                 1,330,820       1,209,332           --        121,488
Paces River 2                                576,769         607,835           --             --
Regency Woods                                520,094         333,562       17,834        168,698
Valley Creek II                              689,325         520,052           --        169,273
Washington Ridge                             656,250         656,250           --             --
Woodlane Place                             1,055,250         707,716           --        347,534
                                          ----------      ----------     --------     ----------
                                          $6,824,661      $5,159,024     $ 17,834     $1,678,869
                                          ==========      ==========     ========     ==========

                                              For the nine months ended September 30, 1994
                                        --------------------------------------------------------
                                                             Base          Base
                                                           Interest      Interest       Current
                                        Current Base       Paid From     Paid From       Base
                                          Interest        Properties'  Non-Operating   Interest
                                           Due(1)         Operations     Sources(2)    Not Paid
                                        ------------      ----------   -------------  ----------
Ethan's Glen IIA                          $  690,703      $  546,087     $ 65,654     $   78,962
Geary Courtyard                            1,305,450         451,329           --        854,121
Ocean Walk                                 1,330,820       1,087,162       35,838        207,820
Paces River 2                                576,769         560,939           --         15,830
Regency Woods                                520,094         408,055      112,039             --
Valley Creek II                              689,325         387,959           --        301,366
Washington Ridge                             656,250         656,250           --             --
Woodlane Place                             1,055,250         600,917           --        454,333
                                          ----------      ----------     --------     ----------
                                          $6,824,661      $4,698,698     $213,531     $1,912,432
                                          ==========      ==========     ========     ==========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

5.  INCOME TAXES - Continued

(1) Although three of these loans were placed on non-accrual status for income tax purposes, the Partnership also charges the borrowers interest on unpaid base interest, which totalled $762,676 and $565,512 for the nine months ended September 30, 1995 and 1994, respectively.
(2) Amounts were funded from reserves from the mortgage loan proceeds and/or funds from the general partners of the borrowers.

6.    LITIGATION

      On September 22, 1995, a purported class-action lawsuit (styled Zakin v. Dockser, et. al.) was filed by Irving Zakin (the Plaintiff), a BAC Holder of the Partnership against the Partnership, its general partner (CRITEF III Associates Limited Partnership), its Assignor Limited Partner (CRITEF III, Inc.), C.R.I., Inc., William B. Dockser, H. William Willoughby, Capital Realty Investors Tax Exempt Fund Limited Partnership, CRITEF Associates Limited Partnership, CRITEF, Inc., and CAPREIT (collectively, the Defendants) in Chancery Court for the State of Delaware. The lawsuit alleges, among other matters, that certain of the Defendants breached their fiduciary duty to the BAC Holders by failing to fully disclose their intentions regarding the proposed merger. The lawsuit also alleges that the Defendants' merger negotiations have not been conducted at arms-length, resulting in self-dealing among certain of the Defendants. The lawsuit seeks, among other things, to enjoin the proposed merger, to require arms-length negotiations purportedly to increase the price to be paid to BAC Holders, to evaluate alternatives to the proposed merger, and to pay Plaintiff's costs.

     On October 5, 1995, a second purported class-action lawsuit (styled Wingard v. Dockser, et. al.) was filed by David and Johanna Wingard, BAC Holders of an affiliate of the Partnership, against the same Defendants, in Chancery Court for the State of Delaware. The second lawsuit makes the same allegations as the first lawsuit. A request to the court has been made by the Plaintiffs in both lawsuits to consolidate the two complaints.

     The Partnership Agreement provides that the costs incurred in connection with any litigation in which the Partnership is involved be borne by the Partnership itself. At this time, there is no estimate as to the timing or amount, if any, of the lawsuits, therefore, the Partnership's financial statements do not include any adjustment that might result from the outcome of the lawsuits. The Defendants believe that the lawsuits are without merit and intend to defend themselves vigorously against the allegations contained in both lawsuits.

7.   RELATED-PARTY TRANSACTIONS

     The General Partner and its affiliates are entitled to receive reimbursements from the Partnership for actual costs and expenses incurred in connection with the operation of the Partnership. During the three and nine months ended September 30, 1995, the General Partner and its affiliates were reimbursed $28,425 and $124,568, respectively, and $44,029 and $145,735 for the

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


7.  RELATED-PARTY TRANSACTION - Continued

three and nine months ended September 30, 1994, respectively. These expenses are included in general and administrative expenses and merger-related expenses in the consolidated statements of income.

    CRICO Mortgage Company, Inc. (CRICO Mortgage), a former affiliate of the General Partner, was entitled to annual mortgage administration and servicing fees from the borrowers which were payable from operating revenues each month after payment of debt service on the mortgage loans. On June 30, 1995, CRICO Mortgage merged with and into an affiliate of CRIIMI MAE Inc., a publicly traded real estate investment trust (the REIT). The REIT was originally sponsored by C.R.I., Inc. (CRI), the general partner of the General Partner, but is not controlled by CRI, although the CRI stockholders are officers and major stockholders of the REIT. Pursuant to the REIT merger agreement, the right to receive the accrued and unpaid mortgage administration and servicing fees as of the date of the REIT merger was distributed by CRICO Mortgage to its shareholders and contributed by them to CRI. As of June 30, 1995, the mortgage administration and servicing are being performed by an affiliate of the REIT and mortgage administration and servicing fees are paid to that entity. This merger did not result in any increase in fees or changes in the amount of fees which are currently payable. Total unpaid fees, including those relating to Paces River 2, of $1,599,573 and $1,183,505 were due to CRI as of September 30, 1995 and December 31, 1994, respectively. Total unpaid fees, including those relating to Paces River 2, of $141,667 were due to the affiliate of the REIT as of September 30, 1995, and are included in other liabilities related to real estate operations in the consolidated balance sheets. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. Any payments made with respect to unpaid fees will be applied against the oldest outstanding fees first. During the six months ended June 30, 1995, the fees paid by the borrowers to CRICO Mortgage totalled $49,312. During the three months ended September 30, 1995, the fees paid by the borrowers to the affiliate of the REIT totalled $18,750. Fees paid by the borrowers to CRICO Mortgage for the three and nine months ended September 30, 1994 were $30,562 and $113,614, respectively.

    In addition, CRICO Management of Minnesota, Inc. (CRICO Minnesota), an affiliate of the General Partner, performed property management services for Valley Creek II, Woodlane Place, Ethan's Glen IIA and Ocean Walk through January 31, 1994. On February 1, 1994, CRICO Minnesota contributed its property management contracts and personnel to CAPREIT Residential Corporation (Residential). Residential was formed by CRI but is not owned or controlled by CRI and/or its affiliates. Management fees of $21,399 were paid or accrued to the affiliates for the month ended January 31, 1994.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

To the Partners and Beneficial Assignee Certificate Holders of
 Capital Realty Investors Tax Exempt Fund III Limited Partnership:

  We have audited the accompanying consolidated balance sheets of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership, a Delaware limited partnership) as of December 31, 1994 and 1993, and the related consolidated statements of income, changes in partners' capital (deficit) and cash flows for the years ended December 31, 1994, 1993 and 1992. These financial statements are the responsibility of the Partnership's management.
Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain borrowers (Washington Ridge, Regency Woods and Paces River 2 in 1994 and Washington Ridge and Regency Woods in 1993 and 1992) which received the proceeds of the Partnership's investments in mortgage revenue bonds, which combined statements reflect total assets of 15 percent and 15 percent, respectively of 1994 and 1993 consolidated totals, and total revenues of 20 percent, 21 percent and 21 percent, respectively, of 1994, 1993 and 1992 consolidated totals. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for these borrowers, is based solely on the reports of the other auditors.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

  In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Capital Realty Investors Tax Exempt Fund III Limited Partnership as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.


                                                             Arthur Andersen LLP

Washington, D.C.
March 20, 1995

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                               As of December 31,

                                              1994           1993
                                          ------------    -----------

  Investment in real estate:
    Land                                  $ 10,913,453    $10,913,453
    Buildings and personal property         80,960,522     80,663,261
                                          ------------    -----------
                                            91,873,975     91,576,714
    Less: accumulated depreciation         (12,469,377)    (9,165,960)
                                          ------------    -----------
                                            79,404,598     82,410,754

  Cash and cash equivalents                    100,513         66,833
  Restricted cash and cash equivalents       1,345,940      1,210,484
  Marketable securities                      1,707,572      1,736,606
  Working capital reserves invested in
    marketable securities                    3,846,520      5,764,473
  Interest reserves invested in
    marketable securities                      414,326        414,326
  Receivables and other assets                 845,809        692,729
                                          ------------    -----------

        Total assets                      $ 87,665,278    $92,296,205
                                          ============    ===========



                  LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

  Distributions payable                   $  2,177,886    $ 2,182,135
  Deferred revenue                           1,876,943      1,691,402
  Accrued mortgage administration and
    servicing fees due to related parties    1,318,505        821,007
  Other liabilities related to real estate
    operations                                 669,592        576,965
  Accounts payable and accrued expenses        145,954        146,185
                                           -----------    -----------

      Total liabilities                      6,188,880      5,417,694
                                           -----------    -----------

  Partners' capital (deficit):
    General Partner                           (382,616)      (328,055)
    Beneficial Assignee Certificates
      (BACs) - 5,258,268 BACs issued
      and outstanding                       81,859,014     87,206,566
                                           -----------    -----------

       Total partners' capital              81,476,398     86,878,511
                                           -----------    -----------

       Total liabilities and
         partners' capital                 $87,665,278    $92,296,205
                                           ===========    ===========


                    The accompanying notes are an integral
               part of these consolidated financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                       CONSOLIDATED STATEMENTS OF INCOME

                                                For the years ended December 31,
                                                1994          1993          1992
                                            ------------  ------------  ------------
  Income from investment in real estate:
    Rental revenue                          $14,367,365   $13,433,679   $12,172,297
    Rental expense                           (7,634,048)   (7,144,288)   (6,465,055)
    Depreciation                             (3,303,417)   (3,466,782)   (3,508,917)
                                            -----------   -----------   -----------

    Net rental income                         3,429,900     2,822,609     2,198,325
                                            -----------   -----------   -----------

  Other income (expenses):
    Other interest income                       214,004       345,366       486,411
    General and administrative                 (314,850)     (446,474)     (330,725)
    Professional fees                           (72,740)     (111,222)     (105,275)
    AMEX Listing                                     --       (18,517)           --
                                            -----------   -----------   -----------

                                               (173,586)     (230,847)       50,411
                                            -----------   -----------   -----------

  Net income                                $ 3,256,314   $ 2,591,762   $ 2,248,736
                                            ===========   ===========   ===========

  Net income allocated to General
    Partner (1.01%)                         $    32,889   $    26,177   $    22,712
                                            ===========   ===========   ===========
  Net income allocated to
    BAC Holders (98.99%)                    $ 3,223,425   $ 2,565,585   $ 2,226,024
                                            ===========   ===========   ===========

  Net income per BAC                        $      0.61   $      0.49   $      0.42
                                            ===========   ===========   ===========

  BACs outstanding                            5,258,268     5,258,268     5,258,268
                                            ===========   ===========   ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

       CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL (DEFICIT)

               For the years ended December 31, 1994, 1993 and 1992



                                           Beneficial
                                            Assignee
                                          Certificate    General
                                            Holders      Partner        Total
                                         -------------  ----------  -------------

  Balance, December 31, 1991              $99,504,329   $(202,591)   $99,301,738

    Distributions of $1.63 per BAC
      (including return of capital of
        $1.20 per BAC)                     (8,544,686)    (87,171)    (8,631,857)

    Net income                              2,226,024      22,712      2,248,736
                                          -----------   ---------    -----------

  Balance, December 31, 1992               93,185,667    (267,050)    92,918,617

    Distributions of $1.63 per BAC
      (including return of capital of
        $1.14 per BAC)                     (8,544,686)    (87,182)    (8,631,868)

    Net income                              2,565,585      26,177      2,591,762
                                          -----------   ---------    -----------

  Balance, December 31, 1993               87,206,566    (328,055)    86,878,511

    Distributions of $1.63 per BAC
      (including return of capital of
        $1.02 per BAC)                     (8,570,977)    (87,450)    (8,658,427)

    Net income                              3,223,425      32,889      3,256,314
                                          -----------   ---------    -----------

  Balance, December 31, 1994              $81,859,014   $(382,616)   $81,476,398
                                          ===========   =========    ===========

                    The accompanying notes are an integral
               part of these consolidated financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  For the years ended December 31,
                                                                 1994           1993           1992
                                                             -------------  -------------  -------------
  Cash flows from operating activities:
    Net income                                               $  3,256,314   $  2,591,762   $  2,248,736
    Adjustments to reconcile net income to
      net cash provided by operating activities:
        Depreciation                                            3,303,417      3,466,782      3,508,917
        Changes in assets and liabilities:
          (Increase) decrease in restricted cash
            and cash equivalents                                 (135,456)       577,009     (1,145,590)
          (Increase) decrease in receivables and other
            assets                                               (153,080)        61,100       (433,470)
          Increase in deferred revenue                            185,541        252,996        733,688
          Increase in accrued mortgage administration
            and servicing fees due to related parties             497,498        416,811        268,226
          Increase (decrease) in other liabilities
            related to real estate operations                      92,627       (277,563)       844,912
          (Decrease) increase in accounts payable and
            accrued expenses                                         (231)         3,203          7,159
                                                             ------------   ------------   ------------

          Net cash provided by operating activities             7,046,630      7,092,100      6,032,578
                                                             ------------   ------------   ------------

  Cash flows from investing activities:
    Purchase of personal property                                (297,261)            --             --
    Sale of marketable securities                              10,618,490     14,418,516     20,030,927
    Purchase of marketable securities                         (10,589,456)   (14,398,858)   (19,984,099)
    Deposits to working capital reserves invested
      in marketable securities                                         --        (98,939)      (469,906)
    Withdrawals from working capital reserves invested
      in marketable securities                                  1,917,953      1,652,326      2,392,085
    Withdrawals from interest reserves invested
      in marketable securities                                         --         15,000        649,854
                                                             ------------   ------------   ------------

         Net cash provided by investing activities              1,649,726      1,588,045      2,618,861
                                                             ------------   ------------   ------------

  Cash flows from financing activities:
    Distributions to BAC Holders and General Partner           (8,662,676)    (8,620,184)    (8,971,819)
                                                             ------------   ------------   ------------

  Net increase (decrease) in cash and cash equivalents             33,680         59,961       (320,380)

  Cash and cash equivalents, beginning of year                     66,833          6,872        327,252
                                                             ------------   ------------   ------------

  Cash and cash equivalents, end of year                     $    100,513   $     66,833   $      6,872
                                                             ============   ============   ============

                    The accompanying notes are an integral
               part of these consolidated financial statements.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  1.   Organization

       Capital Realty Investors Tax Exempt Fund III Limited Partnership (the Partnership) was organized on September 1, 1987 under the Delaware Revised Uniform Limited Partnership Act and will continue until December 31, 2017, unless dissolved earlier in accordance with the Partnership Agreement. The Partnership was formed to acquire a portfolio of tax-exempt mortgage revenue bonds, issued by various state or local governments or their agencies or authorities and collateralized by nonrecourse participating first mortgage loans on multifamily residential developments. Additionally, the Partnership was permitted to use up to 5% of its gross offering proceeds to make taxable working capital loans to borrowers to cover certain expenses which could not be financed from the proceeds of the mortgage revenue bonds.

       The Partnership received initial capital contributions from the General Partner and the Assignor Limited Partner. The General Partner is CRITEF III Associates Limited Partnership (CRITEF III Associates) whose managing general partner is C.R.I., Inc. (CRI). The limited partners of CRITEF III Associates include the shareholders of CRI and a partnership comprised of certain employees of CRI and others. The Assignor Limited Partner is CRITEF III, Inc. whose outstanding shares of stock are owned by the shareholders of CRI. The Assignor Limited Partner has assigned certain of the ownership attributes of its limited partnership interest, including rights to a percentage of the income, gains, losses, deductions and distributions of the Partnership, to the purchasers of the Beneficial Assignee Certificates (BACs) on the basis of one unit of limited partnership interest for one BAC.

       A Form S-11 Registration Statement was filed with the Securities and Exchange Commission (SEC) and became effective on February 3, 1988 for a maximum offering of 10,000,000 BACs at $25 per BAC. The Registration Statement provided, as was allowed for in the Partnership Agreement, that the BACs could be issued in a series at the discretion of the General Partner. On February 8, 1989, CRITEF III Series A completed its tenth and final investor closing after raising $131,456,700 from the sale of 5,258,268 BACs. The Partnership suspended selling the remaining 4,741,732 BACs as Series B effective April 3, 1989. All funds held in escrow pending issuance of the Series B BACs were refunded to investors. On February 28, 1990, Post-Effective Amendment No. 3 was filed at the SEC deregistering the Partnership's remaining unsold BACs.

       On July 1, 1993, the General Partner listed the BACs on the American Stock Exchange (AMEX) with a trading symbol of CRL. The General Partner believes that the benefits from listing the BACs on AMEX include increased liquidity and reduced transaction costs. However, a publicly traded partnership is treated as a corporation for income tax purposes unless it meets certain exceptions. In 1994, the Partnership met these exceptions and was not taxed as a corporation.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies

       Method of accounting
       --------------------

            The consolidated financial statements of the Partnership are prepared on the accrual basis of accounting in accordance with generally accepted accounting principles.

            The Partnership's consolidated balance sheets reflect the financial position of the properties for the dates presented. The Partnership's consolidated statements of income include the rental income, rental expenses and depreciation of the properties, exclusive of debt service due to the Partnership as of the date of deed in lieu of foreclosure, transfer of partnership interests (for Geary Courtyard), when considered in-substance foreclosed (ISF) or upon acquisition, development or construction (ADC) determination.

            Mortgage loans are deemed to be ISF, according to generally accepted accounting principles, when a determination has been made that the borrower meets all of the following criteria:

       1. The borrower has little or no equity in the collateral, considering the current fair value of the collateral;
       2. Proceeds for repayment of the loan can be expected to come only from the operation or sale of the collateral; and
       3.   The borrower has either:
            a. formally or effectively abandoned control of the collateral to the creditor; or
            b. retained control of the collateral but, because of the current financial condition of the borrower or the economic prospects for the borrower and/or the collateral in the foreseeable future, it is doubtful that the borrower will be able to rebuild equity in the collateral or otherwise repay the loan in the foreseeable future.

       Reclassifications
       -----------------

            Certain amounts in the consolidated financial statements as of December 31, 1993 and for the years ended December 31, 1993 and 1992 have been reclassified to conform with the 1994 presentation.

       Investments in mortgage revenue bonds and working capital loans
       ---------------------------------------------------------------

            The Partnership accounts for its investment in mortgage revenue bonds in accordance with the American Institute of Certified Public Accountants (AICPA) "Notice to Practitioners - ADC Arrangements" (the Notice). Under the Notice, loans qualifying as ADC arrangements follow real estate or joint venture accounting policies if the lender

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies - Continued

       effectively has the risks and rewards of an owner or investor in real estate. Generally, the lender has the same risks and rewards as an owner or investor if the borrower has little or no equity in the project and if the lender expects to participate in residual profits (as defined in the Notice) of the project. Accordingly, the Partnership accounts for the Washington Ridge investment as real estate. In addition, prior to December 31, 1994, the Partnership accounted for the Regency Woods investment as an investment in real estate due to ADC determination. As of December 31, 1994, the Regency Woods investment was considered ISF.

       Investment in real estate
       -------------------------

            As further described in Note 5, as of December 31, 1994, the Partnership accounts for all of its investments in mortgage revenue bonds as real estate. Investments in mortgage revenue bonds that were previously accounted for as loans are accounted for as real estate on the earlier of the date upon ADC determination, deed in lieu of foreclosure, transfer of partnership interests, or ISF, and are recorded at the lower of (a) the carrying value of the loan and related accrued interest or (b) the estimated fair value of the property including other net assets of the property. The estimated fair values of the properties are the amounts the owners of the properties could reasonably expect to receive in an as-is sale between a willing buyer and a willing seller. The General Partner determined the estimated fair value of the properties acquired based upon information obtained from independent real estate appraisers and/or its own market analyses. To the extent fair value was less than carrying value, direct write-downs were recorded to establish a new basis for these assets.

            The Partnership continues to evaluate its recorded investment in the properties on a lower of cost or net realizable value basis, under the guidance of AICPA Statement of Position 92-3 "Accounting for Foreclosed Assets." The Partnership's net realizable value determination takes into account the Partnership's intention to hold these properties for the long term, if necessary, to recover its recorded investment. If the Partnership determines that its estimated net realizable value is less than the recorded investment in the property, then an additional valuation adjustment is recorded if the decline is considered permanent. It may be necessary to hold the properties through longer periods within the terms of the mortgage revenue bonds, rather than the shorter existing loan terms, in which event investor approval of the extension of the mortgage term will be sought.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies - Continued

       Depreciation
       ------------

            Depreciation of real estate is based on the estimated useful lives of the properties, which consist of 27.5 years for building and 7 years for personal property. The straight-line method is used for building, and the double declining balance method is used for personal property.

       Cash and cash equivalents
       -------------------------

            Cash and cash equivalents consist of tax-exempt money market funds with original maturities of three months or less.

       Restricted cash and cash equivalents
       ------------------------------------

            Restricted cash and cash equivalents consist of the following funds obtained from the former borrowers on the Ethan's Glen IIA, Woodlane Place, Valley Creek II, Ocean Walk, Geary Courtyard and Regency Woods loans in connection with the actual or expected transfer of the properties to nominees of the Partnership: (i) escrow deposits restricted for tax and insurance payments and for replacement of fixed assets; and
       (ii) operating and debt service reserves, if any, restricted for payment of base mortgage interest on the mortgage revenue bond and contingencies relating to the properties. These accounts were established under the terms of the original mortgage loans and escrow agreements and are maintained in interest-bearing savings and money market accounts.

       Marketable securities
       ---------------------

            Marketable securities, consisting of tax-exempt municipal bonds with carrying amounts of $1,707,572 and $1,736,606 as of December 31, 1994 and 1993, respectively, are stated at cost, which generally represents par value and approximates market value. The Partnership has the option to resell certain bonds to the seller on seven days' notice at the bonds' par value. Proceeds from the sale of marketable securities totalled $12,536,443, $16,085,842 and $23,072,866 for the years ended December 31,
       1994, 1993 and 1992, respectively. Realized gains and losses on these sales were determined on a specific identification basis. The interest rate on the bonds is generally adjusted weekly.

            In May 1993, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). This statement requires that most investments in securities be classified into one of the following investment categories based upon circumstances under which securities might be sold: Held to Maturity, Available for Sale,

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies - Continued

       and Trading. Generally, investments in securities for which an enterprise has both the ability and the intent to hold to maturity should be accounted for using the amortized cost method and all other securities must be recorded at their fair values. The Partnership implemented SFAS 115 in 1994, and has classified its investments in marketable securities into the Available for Sale category. There were no net unrealized holding gains or losses recognized during 1994 as the cost for the tax-exempt municipal bonds approximated market value throughout 1994.

            As of December 31, 1994, the Partnership had aggregate investments in marketable securities (including those held in working capital and interest reserves, as discussed below) with the following maturities:

                    Amount     Maturity
                  ----------   --------

                  $1,931,570   Within one year
                     296,402   Between one and five years
                     670,714   Between five and ten years
                   3,069,732   After ten years
                  ----------
                  $5,968,418
                  ==========


      Consolidated statements of cash flows
      -------------------------------------

           The consolidated statements of cash flows are intended to reflect only cash receipt and cash payment activity; therefore, the statements do not reflect non-cash investing and financing activities that affect the consolidated balance sheets. Investments in mortgage revenue bonds and working capital loans which, through deeds in lieu of foreclosures or other transfers, resulted in ownership of the underlying properties by nominees of the Partnership, represent non-cash investing activities for financial statement purposes.

      Working capital reserves
      ------------------------

           The Partnership has working capital reserves which may be available for the ongoing costs of operating the Partnership, for supplementing distributions to investors and for making working capital loans to the borrowers. As of December 31, 1994 and 1993, the working capital reserves were $3,846,520 and $5,764,473, respectively, both of which exceed the Partnership's minimum working capital reserve balance of approximately $3,718,000. The minimum working capital reserve balance may be increased or decreased from time to time as deemed necessary by the General Partner. The surplus working capital reserve balance of approximately $128,000 as of December 31, 1994 may be used to supplement distributions to BAC Holders. Of the total distributions made during 1994,

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies - Continued

      1993 and 1992, $1,917,953, $1,499,326 and $2,392,085, respectively, were funded from the surplus working capital reserves.

      Interest reserves
      -----------------

           The Partnership established interest reserves which represent the General Partner's estimate of the total base interest on the investment in mortgage revenue bonds and working capital loans to be deferred during the deferral period, generally, the project construction period as defined by the respective loan agreements. The interest reserves also included debt service reserves established by the Partnership for six mortgage loans. Funds in the interest reserves are invested in tax-exempt municipal bonds with terms similar to the Partnership's marketable securities and are stated at cost, which generally represents par value and approximates market value. The interest reserves may be used to supplement distributions to BAC Holders in an amount sufficient to achieve an equivalent gross base interest rate as if the full amount of base interest had been paid to the Partnership during the deferral period. Interest reserves were $414,326 as of December 31, 1994 and 1993. There were no interest reserves established during 1994, 1993 or 1992. During 1994, 1993 and 1992, amounts of $0, $15,000 and $649,854, respectively, were transferred to working capital reserves to fund distributions to BAC Holders from the debt service reserve or used to fund distributions to BAC Holders from the deferred interest reserve.

      Income taxes
      ------------

           No provision has been made for federal, state or local income taxes in the consolidated financial statements since the General Partner and the BAC Holders are required to report on their individual tax returns their allocable share of taxable income, gains, losses, deductions and credits of the Partnership. For federal income tax purposes, the Partnership's investment in mortgage revenue bonds and working capital loans is carried at cost in the aggregate amount of $100,510,604 as of both December 31, 1994 and 1993, since they are interest-only loans. Interest income from the mortgage revenue bonds is exempt from regular federal income tax, as discussed in Notes 5 and 6.

      Net income and distributions per BAC
      ------------------------------------

           Net income and distributions per BAC represent 98.99% of net income and distributions declared, respectively, divided by the number of BACs outstanding during the year.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  2.   Summary of significant accounting policies - Continued

      Implementation of Accounting Standards
      --------------------------------------

           In May 1993, the FASB issued SFAS No. 114 "Accounting by Creditors for Impairment of a Loan". This statement, as amended, addresses how a creditor should measure impairment of a loan and requires that loans previously accounted for as ISF be accounted for in accordance with SFAS
      114. This statement is effective for fiscal years beginning after December 15, 1994 and will be implemented by the Partnership in the first quarter of 1995. The Partnership has determined that the adoption of SFAS 114 will result in certain reclassifications but the ultimate impact on net income and Partner capital will be immaterial.

  3.  Related party transactions

      The General Partner has the authority and responsibility for, among other things, the overall management and control of the Partnership. The General Partner and its affiliates do not receive any fees from the Partnership for their services to the Partnership, but are reimbursed by the Partnership for any actual costs and expenses incurred in connection with the operation of the Partnership. During 1994, 1993 and 1992, $191,411, $163,540 and $185,310,
  respectively, were reimbursed for such costs and are included in general and administrative expense in the consolidated statements of income.

      CRICO Mortgage Company, Inc., an affiliate of the General Partner, is entitled to annual mortgage administration and servicing fees from each borrower which are payable from operating revenues each month after payment of debt service on the mortgage loan. Unpaid fees of $1,318,505 and $821,007 were due to the affiliate as of December 31, 1994 and 1993, respectively. The unpaid fees are payable from available cash flow after payment of all current and delinquent base interest and accrued interest on delinquent base interest. If available cash flow from the borrower is insufficient to pay the fee, it is payable on the earlier of prepayment or maturity of the loan, after debt repayment. During the years ended December 31, 1994, 1993 and 1992 the fees paid by the borrowers or from funds advanced to the borrowers from the Partnership's working capital reserves totalled $144,175, $212,359 and $360,935, respectively.

      CRICO Mortgage Company, Inc. and two other affiliates of the General Partner are currently considering a merger with a publicly traded REIT. If the merger is completed, the right to receive all or a substantial portion of the accrued and unpaid mortgage administration and servicing fees as of the date of the merger will be transferred from CRICO Mortgage Company, Inc. to CRI or an affiliate of CRI. After the merger, the mortgage administration and servicing fees will be performed by an affiliate of the REIT and mortgage administration and servicing fees will be paid to that entity. This proposed merger will not result in any increase in fees or changes in the amount of fees which are currently payable. The merger is subject to the performance of certain conditions and there is no guarantee the merger will be consummated.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  3.  Related party transactions - Continued

      CRICO Management Corporation (CRICO), an affiliate of the General Partner, assumed the property management responsibilities for Woodlane Place on October 1, 1991, and for Ethan's Glen IIA on June 1, 1992. The General Partner engaged CRICO Management of Minnesota, Inc. (CRICO Minnesota), another affiliate of the General Partner, as management agent for the Valley Creek II and Ocean Walk properties on July 1, 1992 and November 1, 1993, respectively. Effective August 1, 1992, CRICO transferred its property management responsibilities for Woodlane Place and Ethan's Glen IIA to CRICO Minnesota. Management fees of $21,399 were paid or accrued to the affiliates of the General Partner by the properties for the month ended January 31, 1994. In addition, 1993 incentive management fees of $9,990 relating to Woodlane Place were paid to CRICO Minnesota in December 1994. Management fees of $198,645 and $121,976 were paid or accrued during 1993 and 1992, respectively. The amount paid under each management contract represented a base fee equal to 3.75% of total gross revenues of the property, plus an additional incentive fee of .50% payable only if certain performance standards were met.

      On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT Residential Corporation (CAPREIT). CAPREIT was formed by CRI but is not currently owned or controlled by CRI and/or its affiliates. This change did not result in any increase in property management fees.

      Existing nominee entities formed to take title to properties are structured as limited partnerships. The nominee entities and the managing general partner of the General Partner have primarily common ownership (except for Ethan's Glen IIA) and are under common control. The nominees, rather than the Partnership, became holders of title to the properties in an effort to maintain the tax exempt nature of the interest on the mortgage revenue bonds. No compensation or fees were paid by the Partnership to the nominee entities or their principal in connection with the transfers of ownership.
  The limited partner interests in CRICO of Valley Creek II Limited Partnership and CRICO of Woodlane Place Limited Partnership were transferred to a newly formed S corporation for tax purposes effective January 1, 1992. The transaction costs for the transfer of partnership interests were nominal.

  4.  Profits, losses and cash distributions to Partners

      Cash available for distribution (defined below) is distributed on a quarterly basis within 45 days after the end of each quarter. Each year, cash available for distribution is distributed 98.99% to the BAC Holders and 1.01% to the General Partner for each year until the BAC Holders receive a noncumulative return equal to 10% per annum of their adjusted capital contribution (adjusted for any return of capital contributions and by any distributions of residual or liquidation proceeds from the sale of mortgaged properties or the dissolution of the Partnership, described below). Thereafter, during such year, the balance of all such cash

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  4.  Profits, losses and cash distributions to Partners - Continued

  available for distribution will be distributed 90% to the BAC Holders and 10% to the General Partner.

      Cash available for distribution, as defined in the Partnership Agreement, is as follows:

      (1)  all revenues received by the Partnership, plus
      (2) any amounts released by the General Partner from the working capital reserves, plus
      (3) any amounts released from the interest reserves after completion of any applicable interest deferral period with respect to the mortgage loan in connection with such mortgaged property, less:

           (i) payments from revenues of operating expenses and Partnership indebtedness, and
           (ii) any amounts set aside for deposit into the working capital reserves.

      All cash receipts of the Partnership arising from a sale or other disposition of a mortgaged property or the repayment of the principal and the payment of interest, if any, payable upon the redemption or remarketing of the applicable mortgage revenue bond (residual proceeds) will be distributed as follows:

      (1) to the payment of debts and liabilities of the Partnership (including any expenses of the Partnership incident to a sale or repayment), including loans or other debts and liabilities of the Partnership to any Partner or any affiliate (such debts and liabilities, in the case of a nonliquidating distribution, to be only those which are then required to be paid or, in the judgment of the General Partner, required to be provided for) and to any additions to the working capital reserves as the General Partner deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;
      (2) to the General Partner and BAC Holders in the total amount of their capital contributions reduced (but not below zero) by any return of capital contributions previously made to the General Partner and BAC Holders and by the total amount of all prior distributions of residual proceeds to them; and
      (3) to the General Partner and BAC Holders, in accordance with the respective positive balances in their capital accounts as of the date of sale or repayment, adjusted for operations and distributions to that date, and after allocation of any profits from such sale or repayment.

      All cash receipts other than residual proceeds arising from the dissolution of the Partnership and the liquidation of the Partnership's assets less the amounts utilized to pay the

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  4.  Profits, losses and cash distributions to Partners - Continued

  expenses of such liquidation (liquidation proceeds) will be allocated in the same order as residual proceeds.

      All profits and losses not arising from a sale of a mortgaged property or repayment of a mortgage loan shall be allocated 98.99% to the BAC Holders and 1.01% to the General Partner until the BAC Holders have received any unpaid portion of the preferred cash flow return. Thereafter, such profits and losses shall be allocated 90% to the BAC Holders and 10% to the General Partner.

      Profits arising from a sale of a mortgaged property or repayment of a mortgage loan will be allocated to the General Partner and BAC Holders as follows: (i) that portion of profits as of the date immediately prior to the date of sale or repayment shall be allocated in proportion to the negative balances in their capital accounts, if any, to bring such negative balances in their capital accounts to zero; (ii) to the General Partner and BAC Holders in the amount of their capital contributions reduced (but not below zero) by any return of capital contributions previously made to them and reduced by the sum of (a) the total amount of all prior distributions of residual proceeds made to them, plus (b) the positive balance in their respective capital accounts prior to this allocation; (iii) of the remainder, 98.99% to the BAC Holders and 1.01% to the General Partner, until the BAC Holders have received an allocation equal to any unpaid portion of an amount which equals an annual noncompounded return of 10% on their adjusted capital contributions (the Preferred Cash Flow Return); provided however, that the allocation to the General Partner pursuant to this provision will be deferred until after the BAC Holders have been allocated an amount equal to any unpaid portion of the Preferred Cash Flow Return; and (iv) the remainder, 90% to the BAC Holders and 10% to the General Partner. No proceeds were received in connection with any transfers of properties to nominees.

      Losses from such a sale or repayment shall be allocated as follows: (i) an amount of loss to the Partners and BAC Holders to the extent and in such proportions as shall be necessary such that, after giving effect thereto, the respective balances in all Partners' and BAC Holders' capital accounts are proportionate to their interests; (ii) an amount of loss, if any, to the Partners and BAC Holders until each Partners' and BAC Holders' capital account equals his capital contributions to the Partnership; (iii) an amount of loss to the Partners and BAC Holders to the extent of and in proportion to the Partners' and BAC Holders' capital accounts after the above-described adjustments; and (iv) any remaining loss to the Partners and BAC Holders in accordance with the manner in which they bear the economic risk of loss or, if none, in accordance with their interests.

      The Partnership expects to continue to make distributions to BAC Holders on a quarterly basis. There are no legal restrictions on the Partnership's present or future ability to make cash distributions. The distributions to BAC Holders have been funded from three primary sources: cash flow from the underlying properties' operations, surplus working capital reserves of the

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  4.  Profits, losses and cash distributions to Partners - Continued

  Partnership, and funds from property reserves/borrower guarantees. However, because the surplus working capital reserves are almost depleted and property reserves/borrower guarantees are expected to be depleted during the first quarter of 1995, the Partnership will not be able to maintain the distributions to BAC Holders at the current level. It is expected that the 1995 distributions will be based primarily on cash flow from the Partnership's operations. Cash flow from the Partnership's operations consists of cash flow from six of the properties, plus specified interest payments from two properties, supplemented by any available property reserves/borrower guarantees, less Partnership expenses. The General Partner seeks to optimize cash flow from the properties owned by nominees. Despite these efforts, the amounts paid to the Partnership from the properties' operations may be expected to fluctuate from period to period due to changes in occupancy rates, rental rates, operating expenses and other variables. Based upon the current operations of the Partnership, the General Partner expects the 1995 distribution to approximate $1.20 per BAC.

      The following distributions were paid or accrued to BAC Holders of record during 1994, 1993 and 1992:

                          1994                  1993                   1992
                    Distributions to      Distributions to       Distributions to
                      BAC Holders           BAC Holders             BAC Holders
                  --------------------  --------------------  -------------------------
Quarter Ended        Total     Per BAC     Total     Per BAC     Total        Per BAC
----------------  -----------  -------  -----------  -------  -----------  ------------
  March 31         $2,103,307    $0.40   $2,106,988    $0.40   $2,124,340         $0.40
  June 30           2,155,890     0.41    2,135,908     0.41    2,124,340          0.40
  September 30      2,155,890     0.41    2,141,693     0.41    2,147,477          0.41
  December 31       2,155,890     0.41    2,160,097     0.41    2,148,529          0.42
                   ----------    -----   ----------    -----   ----------         -----

       Total       $8,570,977    $1.63   $8,544,686    $1.63   $8,544,686         $1.63
                   ==========    =====   ==========    =====   ==========         =====

       Distributions to BAC Holders for the years ended December 31, 1994, 1993 and 1992 were funded as follows:

                                                                         For the years ended
                                                                            December 31,
                                                              -----------------------------------------
                                                                 1994          1993           1992
                                                              -----------  -------------  -------------

    Cash flow from the Partnership's operations                $6,740,474  $  7,132,542   $  6,239,773

    Net withdrawals from working capital/interest reserves      1,917,953     1,499,326(1)   2,392,085(2)
                                                               ----------  ------------   ------------

          Total cash available for distribution                $8,658,427  $  8,631,868   $  8,631,858
                                                               ==========  ============   ============

    Distributions to:

      General Partner (1.01%)                                  $   87,450  $     87,182   $     87,171
                                                               ==========  ============   ============

      BAC Holders (98.99%)                                     $8,570,977  $  8,544,686   $  8,544,686
                                                               ==========  ============   ============

  (1) Excludes working capital loan advances and repayments of $153,000 and $83,939, respectively.
  (2) Excludes payments of deferred interest from interest reserves of $179,948.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  4.  Profits, losses and cash distributions to Partners - Continued

           Although distributions are paid on a quarterly basis, in July 1993, the Partnership began declaring distributions on a monthly basis as a result of listing the BACs on AMEX. Distributions to BAC Holders totalling $1,577,480 or $0.30 per BAC were declared for the quarter ending March 31, 1995, payable to BAC Holders of record as of the last day of each month.

  5.   Investments

  Description of the portfolio
  ----------------------------

       The Partnership acquired a portfolio of eight tax-exempt mortgage revenue bonds issued by various state and local governments or their agencies or authorities. The proceeds from the mortgage revenue bonds were used by the issuers to make nonrecourse participating mortgage loans to finance construction and ownership of multifamily residential developments. The mortgage revenue bond with respect to each mortgaged property is payable only from payments made on the corresponding mortgage loan. None of the mortgage revenue bonds constitutes a general obligation of any state or local government agency or authority and no such government agency or authority is liable for the mortgage revenue bonds.

       The Partnership invested in eight Federally tax-exempt mortgage revenue bonds with an aggregate principal amount of $97,101,000 and made three working capital loans with an aggregate principal amount of $3,409,604. As discussed below, as of December 31, 1994, five properties collateralizing certain of the mortgage revenue bonds have been transferred by deed in lieu of foreclosure (or by transfer of partnership interests in the borrower entity) to nominees of the Partnership. A sixth property was transferred by deed in lieu of foreclosure to a nominee of the Partnership on February 28, 1995. As a result, the Partnership accounts for these investments, as well as an additional property that was determined to be ISF in accordance with the Partnership's ISF accounting policy, as real estate for financial statement purposes. Additionally, the Partnership accounts for the Washington Ridge mortgage revenue bond as real estate in accordance with the Notice. Accordingly, the consolidated balance sheets reflect these investments in the amounts of $79,404,598 and $82,410,754 as of December 31, 1994 and 1993,
  respectively, net of accumulated depreciation, based on the lower of cost or fair value at the earlier of date of deed in lieu of foreclosure, transfer of partnership interests, ISF or acquisition, development or construction (ADC) determination.

       Base interest income on the mortgage loans is funded from property operations, certain borrowers' operating deficit guarantees and reserves, if any, established at the time of closing on the acquisition of the mortgage revenue bonds. If base interest payments cannot be fully satisfied, the General Partner evaluates various courses of action, including sale, recapitalization, loan modification, deed in lieu of foreclosure or foreclosure.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

       Following are updates of significant events affecting the Partnership's properties during 1994:

       Ocean Walk
       ----------

            In March 1994, Ocean Walk experienced fire damage of approximately $135,000. The fire was caused by the negligence of a resident. The property's insurance carrier has covered the cost of the repairs less a minimal deductible. The cost of repairing the fire damage and the insurance carrier's reimbursement are reflected in rental expenses and rental revenue, respectively, in the consolidated statement of income. Repairs to the property relating to the fire damage were completed during the third quarter of 1994. In addition, the insurance carrier reimbursed the property approximately $27,000 in 1995 to cover lost rental revenue due to units taken off the market in 1994 as a result of the fire. As of December 31, 1994, all units were fully operational.

       Woodlane Place
       --------------

            In March 1994, the Partnership was notified by the management agent of Woodlane Place that certain buildings at the property experienced damage due to frost heaving. The cost to repair the damage of approximately $237,000, less a minimal deductible, was covered by the property's insurance carrier. The cost of repairing the damage and the insurance carrier's reimbursement are reflected in rental expenses and rental revenue, respectively, in the consolidated statement of income. These repairs were completed in the fourth quarter of 1994.

            The nominee owner hired an engineer to analyze the underlying problem of inadequate drainage at the property and to determine the number of affected buildings and the severity of the drainage problem. Based on this analysis, the costs associated with the correction of the drainage problem are expected to be approximately $300,000, and will not be covered by the property's insurance carrier. Property improvements relating to the drainage problem totalling approximately $29,000 were completed in the fourth quarter of 1994 and are included in buildings and personal property in the consolidated balance sheet. As the remaining costs to correct the drainage problem are capitalizable costs and the work is not anticipated to be completed until the summer of 1995, the consolidated financial statements do not include an adjustment for the remaining estimated costs. Due to the nature of the drainage problem, occupancy levels at the property are not expected to decrease as a result of the ongoing capital improvements. Funding for these capital improvements may be provided from the property's existing replacement reserves, future property cash flow, and/or a loan to the property from the working capital reserves of the Partnership.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued


       A description of the portfolio acquired with the proceeds of the offering is as follows:

           Investment Information                    Mortgage Information                        Real Estate Information
---------------------------------------------- ----------------------------------- ------------------------------------------------
                                    Date of     Permanent                          Commencement            Buildings     Carrying
                           No. of Acquisition      Loan                    Loan      of ISF/ADC               and        Amount of
                           Rental  or Date of  Origination               Maturity    Accounting             Personal    Investments
  Name and Location        Units  Construction     Date    Face Amount     Date     Treatment      Land     Property    at 12/31/94
-------------------------- ------ ------------ ----------- -----------   --------- ------------ ---------- ----------   -----------
ETHAN'S GLEN IIA
  KANSAS CITY, MO (1a)       242       2/88      8/18/88  $ 10,525,000   3/31/2000     4/15/90 $   887,222 $ 8,943,985  $ 9,831,207
GEARY COURTYARD
  SAN FRANCISCO, CA (1a,2)   164       2/89      8/18/88    18,900,000   9/01/2000    12/31/90   2,679,666  16,716,243   19,395,909
OCEAN WALK
  KEY WEST, FL (1a)          296       1/89      1/27/89    19,826,000   4/01/2000     9/30/91   3,580,530  13,387,656   16,968,186
PACES RIVER 2
  ROCK HILL, SC (2,3)        230      10/89      7/28/88     9,600,000   2/02/2000    12/31/91     685,397   9,064,603    9,750,000
REGENCY WOODS
  WEST DES MOINES, IA
   (1b,2)                    200       1/90      1/29/90     7,559,604   2/01/2000    12/31/91     552,938   6,382,591    6,935,529
VALLEY CREEK II
  WOODBURY, MN (1a)          177       5/89      2/21/89    10,100,000   7/01/2000    12/31/90     107,964   8,416,883    8,524,847
WASHINGTON RIDGE
  KNOXVILLE, TN (3)          248       9/90     12/14/88    10,000,000   7/01/2000    12/31/91   1,697,677   6,492,192    8,189,869
WOODLANE PLACE
  WOODBURY, MN (1a)          216       2/88      9/16/88    14,000,000  11/01/1999    12/31/90     722,059  11,556,369   12,278,428
                           -----                          ------------                         ----------- -----------  -----------

                           1,773                          $100,510,604                         $10,913,453 $80,960,522   91,873,975
                           =====                          ============                         =========== ===========

                                                                Less: Accumulated depreciation as of December 31, 1994  (12,469,377)

                                                                                                                        -----------

                                                                                                                        $79,404,598
                                                                                                                        ===========

    (1) As discussed herein, as of December 31, 1994, these properties are accounted for as real estate at their fair value at date of the actual or deemed transfer due to: (a) deed in lieu of foreclosure or other transfers or (b) in-substance foreclosure of the mortgage loan.

    (2) The amount listed under face amount of mortgage includes both the first lien tax-exempt loan and the second lien working capital loan.

    (3) This loan has the characteristics of real estate and, therefore, is accounted for as such in accordance with the policy discussed in Note 2.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

  Collateral
  ----------

       The mortgage revenue bonds are secured by mortgage loans which are collateralized by first mortgages on the properties, assignments of existing and future rents and security agreements with respect to personal property evidenced by the filing of Uniform Commercial Code (UCC) financing statements. Additionally, the Partnership required the borrowers to establish operating reserves, replacement reserves, tax and insurance escrows and debt service reserves and provide operating deficit guarantees. As a result of various circumstances, including, but not limited to, slow rent-up of the properties, unstable operations and depletion of certain properties' operating and debt service reserves, nominees of the Partnership had received title to five of the properties as of December 31, 1994. In addition, on February 28, 1995, a nominee of the Partnership received title to the Regency Woods property. This collateral and the collateral for the Paces River 2 mortgage and working capital loans, in addition to Washington Ridge, are classified as Investment in Real Estate in the accompanying balance sheet as of December 31, 1994.

       In connection with the transfers of properties to nominees of the Partnership, the Partnership obtained an opinion from its former independent accounting firm in July of 1991 that the reduction in pay rate and compounding of unpaid base interest at the original base interest rate would not cause a reissuance of the bonds under Internal Revenue Code (IRC) Section 103 (which would cause the bonds to lose their tax-exempt status). The Partnership also obtained opinions from certain bond counsel that transfers of the properties to Partnership nominees would not cause the Partnership to become a substantial user of the projects pursuant to IRC Section 103 (which also could have caused the bonds to lose their tax-exempt status). The bond counsel opinions were obtained in connection with the Ethan's Glen IIA and Ocean Walk transfers.

       In 1991, the U. S. Supreme Court decided a case, Cottage Savings Association v. Commissioner, that could be interpreted to compromise the tax-exempt status of mortgage revenue bonds which have been modified. In response to this decision, in December 1992, the Internal Revenue Service issued proposed regulations in connection with the modification of debt instruments. If the regulations are adopted in their present form, they would alter existing authority and curtail the type and extent of modifications that could be made by a bond owner/lender without adversely affecting the tax-exempt status of bonds. It is not clear at this time what effect the Cottage Savings decision or the proposed regulations may have on the Partnership with respect to the bonds secured by loans on properties currently held by nominees. The General Partner continues to believe that these bonds remain tax-exempt. The General Partner will continue its efforts, which include the transfer of title on the properties to nominees, in an attempt to protect the tax-exempt status of the bonds and the interest thereon. However, in light of the Cottage Savings decision and the proposed regulations, there can be no assurance that the General Partner will be successful in its efforts.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

       In March 1995, the Partnership was notified by the Paces River 2 borrower that the property may not be currently in compliance with the low to moderate income requirements required under the tax-exempt bonds. The borrower has applied tenant certification criteria consistent with that used by state authorities. Further, state authorities have reviewed and approved the compliance on an annual basis. However, the borrower believes that certain technical aspects of the tenant certification criteria may not have been appropriately applied.

       The borrower is currently reviewing these criteria and is planning to clarify them with the state authorities. The borrower has a period, as determined by the state authorities, during which to cure the potential default. Once the criteria has been clarified, the borrower intends to apply it to all new tenants to ensure compliance with the requirements for tax-exempt status. There can be no assurance that the borrower will be successful in its efforts to comply with the requirements. If the borrower is unsuccessful, the interest income received by the Partnership from the Paces River 2 mortgage revenue bond would no longer be tax-exempt.

       Based on current market conditions, to maximize overall yields and residual proceeds upon the sale or refinancing of the properties acquired in settlement of loans, it may be necessary for the nominees to hold the properties through longer periods within the terms of the respective mortgage revenue bonds, rather than the shorter existing loan terms. On an ongoing basis, the General Partner monitors the real estate market to assess an appropriate holding period for the properties. If conditions warrant in future years, the General Partner may recommend for investor approval extension of certain mortgage loan maturity dates and arrange for related adjustments of the pertinent mortgage revenue bonds, as needed.

       No valuation adjustments were necessary on the properties in 1994, 1993 or 1992.

       As illustrated in the table below, as of December 31, 1994, the Partnership accounts for all of its investments in mortgage revenue bonds as real estate for financial statement purposes due to the receipt of deeds in lieu of foreclosure or transfer of partnership interests, when considered ISF or in accordance with the Notice.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

                                                                           Change in
                       Depletion of    Commencement                       Management
                       Borrower and     of ISF/ADC       Date of          Company to
  Name of Investment   Debt Service     Accounting    Deed in Lieu     Affiliate of the
     Rental Property    Reserves(1)     Treatment      or Transfer      Partnerships(2)
--------------------  ---------------  ------------  ---------------  -------------------
  Ethan's Glen IIA           1993          4/15/90       4/15/90(3)         6/01/92
  Geary Courtyard            1991         12/31/90       6/30/93(4)           N/A
  Ocean Walk                 1992          9/30/91       3/16/93(5)        11/01/93
  Paces River 2              1992         12/31/91         N/A  (6)           N/A
  Regency Woods               N/A         12/31/91       2/28/95(7)           N/A
  Valley Creek II            1993         12/31/90       1/02/93            7/01/92
  Washington Ridge            N/A         12/31/91         N/A  (8)           N/A
  Woodlane Place             1991         12/31/90       1/02/92           10/01/91

  (1) Due to the depletion of borrower and debt service reserves, base interest payments made to the Partnership are solely in the form of cash flow from the property's operations.

  (2) CRICO or CRICO Minnesota, affiliates of the General Partner, assumed property management responsibilities on the indicated dates. On February 1, 1994, CRICO and CRICO Minnesota contributed their property management contracts and personnel to CAPREIT. CAPREIT was formed by CRI but is not currently owned or controlled by CRI and/or its affiliates.

  (3) During 1990, the nominee limited partnership holding Ethan's Glen IIA was expanded so that two individuals unaffiliated with the Partnership acquired a 98.99% interest in the nominee as limited partners in consideration for certain capital contributions, plus their undertaking to form an investor limited partnership to admit additional partners in exchange for further capital contributions. In November 1991, the nominee partnership was further expanded to admit the investor partnership entity. Although the investor limited partner entity is presently in default with respect to the pay-in schedule, it has proposed bringing additional investors into the investor partnership with an adjusted payment schedule. Negotiations are ongoing.

  (4) In 1991, the Partnership entered into a workout agreement with the borrower pursuant to which the borrower would pay all cash flow to the Partnership, with certain agreed upon minimum performance goals. The borrower, at that time, deposited a deed in lieu of foreclosure in escrow that would be recorded if the borrower defaulted under the workout or failed to cure all arrearages by June 1, 1992. The borrower transferred its partnership interests in Geary Courtyard Associates, a California Limited Partnership, as a result of the default by the borrower on the loan workout agreement.

  (5) A deed in lieu of foreclosure was obtained in exchange for a release of the General Partners' unsecured operating deficit guarantee.

  (6) In March 1993, the Partnership finalized a three-year workout agreement (the Workout) with the borrower. The balance of the borrower's guarantee amount has been paid in full. The Workout requires the borrower to pay the base interest on the tax-exempt loan in full on a monthly basis, while allowing all or a portion of the interest on the working capital loan to accrue (the amount adjusts annually). Upon the occurrence of a monetary default during the term of the Workout, the Partnership may direct the release of the deed currently held in escrow to be recorded in lieu of foreclosure. Currently, the borrower is in compliance with the terms of the Workout.

  (7) Shortfalls in interest payments from Regency Woods were being paid from draws on a $250,000 irrevocable letter of credit. The Partnership drew down the full amount remaining under the letter of credit in January 1995, resulting in the default by the borrower on the working capital loan. The borrower transferred the property by deed in lieu of foreclosure to a nominee of the Partnership on February 28, 1995.

  (8) In the first quarter of 1992, the borrower on Washington Ridge informed the Partnership that six months of break-even operations occurred and subsequently provided documentation to the Partnership from the borrower's independent accounting firm to support this conclusion. Therefore, the outstanding operating deficit guarantee was reduced pursuant to the terms of the loan agreement to $500,000. Currently, the borrower is paying full debt service solely from property operations. In the fourth quarter of 1994, the borrower informed the Partnership that the debt service coverage requirement had been met. As of March 8, 1995, the General Partner is reviewing documentation from the borrower's independent accounting firm, and anticipates the release of the operating deficit guarantee in the first half of 1995.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

  Interest
  --------

       The mortgage loans, and correspondingly the mortgage revenue bonds, bear interest at a base interest rate and provide for contingent interest, payable as described below, in an amount equal to the difference between the base mortgage interest rate and an annual noncompounding rate of return to the Partnership of 16% per annum. The mortgage loans provide for base mortgage interest which is unconditional and payable monthly, in arrears. After depletion of properties' reserves, the payment of base interest from properties currently owned by nominees of the Partnership will be solely from cash flow from the properties' operations. The mortgage loan on the Regency Woods property provided that only a portion of the base mortgage interest is required to be paid on a current basis during an initial period of the loan, not to exceed three years from acquisition of the mortgage revenue bond. The deferred base mortgage interest is unconditionally due and payable upon sale of the project or repayment of the loan. The unpaid base mortgage interest bears interest at the base mortgage interest rate and is to be repaid prior to contingent interest.

       Contingent interest will be equal to the sum of (i) 100% of the project cash flow for each year up to an amount which provides the Partnership a noncompounded interest rate between 1.5% and 2.25% over the base mortgage interest rate in effect, and (ii) 42.5% to 60% of remaining cash flow (subject to certain priority payments including any currently payable interest with respect to a working capital loan to such borrower) to provide the Partnership a total return of 16% per annum. Contingent interest is payable quarterly on an estimated basis, in arrears but only to the extent of available net cash flow, if any. Contingent interest is recognized as revenue when collected. Contingent interest due as of December 31, 1994, 1993 and 1992 amounted to $30,841,439, $23,977,293 and $17,149,226, respectively. No contingent interest was received or accrued by the Partnership during these years. The Partnership has determined that contingent interest of approximately $27,000 is currently due from Washington Ridge for the year ended December 31, 1994. As of March 8, 1995, no payment of contingent interest has been received from Washington Ridge. The Partnership will not recognize the contingent interest as revenue until it is collected.

       To the extent that the aggregate of all interest payments, including contingent interest, for any period after completion of construction does not equal 16% per annum, the difference will be deferred (without interest on contingent interest) until the mortgaged property is sold or the mortgage loan is otherwise repaid and will be payable if sufficient proceeds exist. The amount of deferred contingent interest payable in such event will equal the sum of (i) 100% of the sale or repayment proceeds (after certain priority payments) up to the amount necessary for the Partnership to achieve the full amount of the 100% participation, to the extent that such amount was previously deferred, and/or (ii)(a) with respect to mortgage loans for to-be-constructed or rehabilitated mortgaged properties, 50% of the sale or repayment proceeds, or (b) with respect to mortgage loans for existing mortgaged properties, up to 42.5% to 60% of

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

  the sale or repayment proceeds, in either instance after the payment of any 100% participation, if applicable, up to the amount necessary for the Partnership to achieve a total return of 16% per annum. Consequently, the ability of the Partnership to collect all contingent interest will be dependent upon the mortgaged property's operating performance and the sale or repayment proceeds. Because the Partnership may not be able ultimately to collect contingent interest, the Partnership has not recorded any contingent interest since inception of the Partnership.

  Terms
  -----

       In general, the terms of the mortgage loans extend for 10 years after the completion of construction, except for Regency Woods which is for 10 years from the commencement of the mortgage loan. The corresponding bonds contain provisions requiring payment or redemption of the bonds upon maturity of the related loan. The Partnership may seek authority from investors to hold the mortgage revenue loans with respect to the mortgaged properties through longer periods within the mortgage revenue bond terms, as described below, if necessary, in an effort to maximize overall yields and residual proceeds upon the sale or refinancing of the underlying properties.

       The principal of the mortgage revenue bonds will not be amortized during the terms of the bond and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan may require. Each mortgage loan is non-assumable and due on sale of the mortgaged property. Prepayment and sale of a mortgaged property is prohibited during the first seven years of a mortgage loan following completion of construction. Prepayment of the Regency Woods loan (or sale of the Regency Woods property) is prohibited during the first seven years following the Partnership's acquisition of that bond. Thereafter, prepayment in full is permitted under any mortgage loan, subject to the payment to the Partnership of:

       (1) any 100% participation contingent interest accrued to the date of prepayment, and

       (2) additional interest in an amount equal to the highest total amount of all contingent interest paid by the borrower in any of the three years preceding the date of prepayment, capitalized at the base mortgage loan interest rate then in effect.

       The Partnership may require prepayment upon the occurrence of an "event of taxability" which would include, among others, any act or event which presents significant risk that interest on the mortgage revenue bonds would be subjected to federal taxation. As of December 31, 1994 the Partnership is aware of no "event of taxability" which has occurred.

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  5.   Investments - Continued

  Working capital loans
  ---------------------

       The Partnership was permitted to use up to 5% of its gross offering proceeds to make working capital loans to borrowers to cover certain expenses which were not financeable from the proceeds of the mortgage revenue bonds. The interest on the working capital loans is subject to federal income tax. As of December 31, 1994, the Partnership had made taxable working capital loans to Paces River 2, Geary Courtyard and Regency Woods in the amounts of $850,000, $900,000 and $1,659,604, respectively. These loans are collateralized by second deeds of trust on the properties and mature on February 1, 2000, September 1, 2000 and February 1, 2000, respectively. The investments in working capital loans are accounted for as real estate as of December 31, 1994.

       The principal of the working capital loans will not be amortized during the terms of the loans and will be required to be repaid in a lump-sum balloon payment at the expiration of the loan term or at such earlier time as the loan terms may require. Each working capital loan is nonassumable and due on sale of the mortgaged property. Prepayment and sale of the mortgaged property is prohibited during the first seven years after the commencement dates. The working capital loans provide for base interest during the construction and permanent phases of the loans and contingent interest, which commenced after the completion of construction of the applicable project, on a basis similar to the mortgage revenue bonds.

  6.     Income taxes

       For income tax purposes, base interest income is accrued when earned.
  The accrual of interest is discontinued, when at the time of accrual, collectibility of the interest due is considered unlikely. Once a loan has been placed in a non-accrual status, income is recorded only as cash payments are received from the borrower or nominee until such time as the uncertainty of collection of unpaid base interest is eliminated. No loans were on non-accrual status for income tax purposes in 1992. Loans relating to Geary Courtyard, Valley Creek II and Woodlane Place were placed on non-accrual status in 1993; therefore, for income tax purposes, income was recognized to the extent of cash received. Loans relating to Geary Courtyard, Valley Creek II and Woodlane Place were on non-accrual status throughout 1994. Contingent interest from the investment is recognized as revenue when collected. No contingent interest was recognized for the years ended December 31, 1994, 1993 and 1992.

       As discussed in Note 5, the investments in mortgage revenue bonds are accounted for as investments in real estate. However, for federal income tax purposes, the investments in these mortgage revenue bonds are treated as loans, interest on which is exempt from federal income tax. A reconciliation of the primary differences between the financial statement net income and municipal income for tax purposes is as follows:

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  6.     Income taxes - Continued

                                                           For the years ended December 31,
                                                        1994            1993             1992
                                                    ------------  ----------------  ---------------
  Financial statement net income                    $ 3,256,314       $ 2,591,726      $ 2,248,736

    Municipal interest income not recognized (1)      7,101,650         6,830,474        8,801,215
    Rental income, net (2)                           (3,429,900)       (2,822,609)      (2,198,325)
    Accrued interest on delinquent interest (3)              --                --          284,752
    Investment expenses and losses not allowable
      for tax purposes                                   25,344           720,849           21,272
    Excess amortization for tax purposes               (144,600)         (144,600)        (144,600)
    Taxable income on working capital loans, net             --          (252,033)              --
                                                    -----------       -----------      -----------

  Municipal income, net for tax purposes            $ 6,808,808       $ 6,923,807      $ 9,013,050
                                                    ===========       ===========      ===========

  Municipal income per BAC                          $      1.28       $      1.30      $      1.70
                                                    ===========       ===========      ===========

       (1) Represents the adjustment for interest income received or receivable during the period, which was previously eliminated from net income for financial statement purposes.
       (2) Represents net rental income from investments accounted for as real estate.
       (3) Represents interest on delinquent base interest, for loans on accrual status for income tax purposes, compounded monthly at the base rate of interest of the applicable loan.

       Although the Partnership accounted for all of the mortgage loan investments and working capital loans as real estate, and reclassified the cash flow from the properties as rental income and expense, the Partnership continues to charge the borrowers and nominees interest under the terms of the original loans and interest on unpaid base mortgage interest. The following tables summarize the full interest payments for the years ended December 31, 1994, 1993 and 1992 that are due to the Partnership from the properties:

                                        For the year ended December 31, 1994
                      -------------------------------------------------------------------------
                                       Base Interest  Base Interest                 Cumulative
                                         Paid From      Paid From     Current Base    Unpaid
                       Current Base     Properties'   Non-Operating     Interest       Base
                      Interest Due(1)   Operations     Sources (2)      Not Paid     Interest
                      ---------------  -------------  --------------  ------------  -----------

  Ethan's Glen IIA      $  920,937        $  776,803       $ 65,654     $   78,480   $  155,225
  Geary Courtyard        1,740,600           601,329             --      1,139,271    4,743,903
  Ocean Walk             1,774,427         1,571,022         35,838        167,567    1,340,829
  Paces River 2            769,025           743,314             --         25,711      223,856
  Regency Woods            693,458           544,268        149,190             --       57,788
  Valley Creek II          919,100           614,332             --        304,768      510,606
  Washington Ridge         875,000           875,000             --             --       72,917
  Woodlane Place         1,407,000           979,747             --        427,253    2,209,886
                        ----------        ----------       --------     ----------   ----------
                        $9,099,547        $6,705,815       $250,682     $2,143,050   $9,315,010
                        ==========        ==========       ========     ==========   ==========

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

  6.     Income taxes - Continued

                                                For the year ended December 31, 1993
                             ---------------------------------------------------------------------------
                                              Base Interest  Base Interest                   Cumulative
                                                Paid From      Paid From     Current Base      Unpaid
                              Current Base     Properties'   Non-Operating     Interest         Base
                             Interest Due(1)   Operations     Sources (2)      Not Paid       Interest
                             ---------------  -------------  --------------  -------------  ------------
  Ethan's Glen IIA             $  920,937        $  811,075       $109,862     $       --     $   76,745
  Geary Courtyard               1,740,600           687,267             --      1,053,333      3,604,632
  Ocean Walk                    1,774,427         1,560,048             --        214,379      1,173,262
  Paces River 2                   769,025           706,634        142,848        (80,457)       198,145
  Regency Woods                   673,303           538,836        134,467             --         57,788
  Valley Creek II                 919,100           554,970        234,883        129,247        205,838
  Washington Ridge                875,000           875,000             --             --         72,917
  Woodlane Place                1,407,000           880,463             --        526,537      1,782,633
                               ----------        ----------       --------     ----------     ----------
                               $9,079,392        $6,614,293       $622,060     $1,843,039     $7,171,960
                               ==========        ==========       ========     ==========     ==========

                                                     For the year ended December 31, 1992
                              --------------------------------------------------------------------------
                                               Base Interest    Base Interest                 Cumulative
                                                 Paid From        Paid From   Current Base      Unpaid
                              Current Base       Properties'    Non-Operating   Interest         Base
                              Interest Due(1)    Operations      Sources (2)    Not Paid       Interest
                              ------------     -------------    ------------- ------------    ----------
  Ethan's Glen IIA             $  920,937        $  568,480       $352,457     $       --     $   76,745
  Geary Courtyard               1,740,600           178,811             --      1,561,789      2,551,299
  Ocean Walk                    1,774,427         1,129,283             --        645,144        958,883
  Paces River 2                   769,025           601,946         47,981        119,098        278,602
  Regency Woods                   572,508           572,508             --             --         57,788
  Valley Creek II                 919,100           464,701        454,399             --         76,591
  Washington Ridge                875,000           875,000             --             --         72,917
  Woodlane Place                1,407,000           682,318             --        724,682      1,256,096
                               ----------        ----------       --------     ----------     ----------
                               $8,978,597        $5,073,047       $854,837     $3,050,713     $5,328,921
                               ==========        ==========       ========     ==========     ==========

  (1) Although three of these loans were placed on non-accrual status for income tax purposes, the Partnership continues to charge all of the borrowers interest on unpaid base interest, which, not including current base interest due, totaled $803,279, $518,381 and $284,752 for 1994, 1993 and 1992, respectively.
  (2) Amounts were funded from reserves provided for from the mortgage loan proceeds and/or funds from the general partners of the borrowers.

                                                                    APPENDIX A-1


               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                            WATERMARK PARTNERS, L.P.,

                CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED
                                  PARTNERSHIP

                                      AND

                     CRITEF ASSOCIATES LIMITED PARTNERSHIP,

================================================================================




               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER


                                     among


                           WATERMARK PARTNERS, L.P.,

                      CAPITAL REALTY INVESTORS TAX EXEMPT
                            FUND LIMITED PARTNERSHIP


                                      and


                     CRITEF ASSOCIATES LIMITED PARTNERSHIP



                     --------------------------------------


                             Dated:  March 14, 1996


                     --------------------------------------



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----

1.   The Merger.........................................................   2

     1.1  The Merger....................................................   2
     1.2  Surviving Partnership.........................................   2
     1.3  Effective Time of the Merger..................................   2
     1.4  Certificate of Limited Partnership............................   2
     1.5  Partnership Agreement.........................................   2


2.   Conversion of Partnership Interests................................   2
     2.1  Conversion of Partnership Interests...........................   2
     2.2  Redemption of BACs............................................   5
     2.4  Additional Rights; Taking of Necessary Action; Further Action.   6
     2.5  Federal Income Tax Considerations.............................   7
     2.6  Deposit.......................................................   7
     2.7  Disclosure Schedule...........................................   8

3.   Representations and Warranties of the Merger Partnership...........   8
     3.1  Organization and Qualification................................   9
     3.2  Authority Relative to this Agreement..........................   9
     3.3  No Conflicts..................................................   9
     3.4  Governmental Approvals........................................  10
     3.5  No Prior Activities...........................................  10
     3.6  Brokers.......................................................  10

4.   Representations and Warranties of the Partnership..................  10
     4.1   Organization and Qualification...............................  11
     4.2   No Subsidiaries..............................................  11
     4.3   Capitalization...............................................  11
     4.4   Authority Relative to this Agreement.........................  12
     4.5   No Conflicts.................................................  12
     4.6   Governmental Approvals.......................................  13
     4.7   Commission Filings; Financial Statements.....................  13
     4.8   No Undisclosed Liabilities...................................  14
     4.9   Absence of Certain Changes or Events.........................  14
     4.10  Litigation...................................................  15
     4.11  Taxes........................................................  15
     4.12  Assets.......................................................  15
     4.13  Transactions with Affiliates.................................  15
     4.14  Disclosure...................................................  16
     4.15  Brokers......................................................  16
     4.16  General Partner Recommendation...............................  16
     4.17  Compliance with Law..........................................  16
     4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents........  16

                                                                        Page
                                                                        ----

5.   Representations and Warranties of the Owner Partnerships...........  17
     5.1   Organization and Qualification...............................  17
     5.2   No Subsidiaries..............................................  18
     5.3   Partners and Capitalization..................................  18
     5.4   Authority Relative to this Agreement.........................  18
     5.5   No Conflicts.................................................  19
     5.6   Governmental Approvals.......................................  19
     5.7   Financial Statements.........................................  19
     5.8   No Undisclosed Liabilities...................................  20
     5.9   Absence of Certain Changes or Events.........................  20
     5.10  Mortgaged Properties.........................................  21
     5.11  No Action....................................................  21
     5.12  Taxes........................................................  22
     5.13  Compliance with Law..........................................  22
     5.14  Disclosure...................................................  22

6.   Conduct of Business Pending the Merger.............................  22
     6.1   Conduct of Business by the Partnership Pending the Merger....  22
     6.2   Conduct of Business by the Owner Partnerships
           Pending the Merger...........................................  24

7.   Additional Agreements..............................................  26
     7.1   Proxy Statement; Other Filings...............................  26
     7.2   Meeting of the Limited Partners..............................  27
     7.3   Fees and Expenses............................................  28
     7.4   Further Agreements...........................................  31
     7.5   Shop Limitation..............................................  32
     7.6   Additional Financial Statements..............................  33
     7.7   Access to Information; Confidentiality.......................  33
     7.8   Public Announcements.........................................  34
     7.9   Agreement to Defend and Indemnify............................  34
     7.10  Notification of Certain Matters..............................  34
     7.11  Cooperation..................................................  35
     7.12  Acquisition..................................................  35
     7.13  Treatment of Owner Partnerships..............................  36
     7.15  Tax Returns..................................................  37
     7.16  Notice of Failure to Satisfy Closing Conditions..............  37

8.   Conditions.........................................................  37
     8.1   Conditions to Obligation of Each Party to Effect
           the Transaction..............................................  37
     8.2   Additional Conditions to the Obligation of the
           Partnership..................................................  38
     8.3   Additional Conditions to the Obligations of the
           Merger Partnership...........................................  39

                                                                        Page
                                                                        ----

9.   Termination, Amendment and Waiver..................................  41
     9.1   Termination..................................................  41
     9.2   Effect of Termination........................................  43
     9.3   Amendment....................................................  43
     9.4   Waiver.......................................................  43

10.  General Provisions.................................................  44
     10.1  Notices......................................................  44
     10.2  Certain Definitions..........................................  45
     10.3  Representations and Warranties; Etc..........................  50
     10.4  Validity.....................................................  50
     10.5  Descriptive Headings.........................................  50
     10.6  Parties in Interest..........................................  50
     10.7  Incorporation of Recitals....................................  51
     10.8  Miscellaneous................................................  51

     Exhibit A      Certificate of Limited Partnership
     Exhibit B      Amended and Restated Agreement of
                    Limited Partnership
     Exhibit C      Form of Escrow Agreement
     Exhibit D      Side Letter
     Exhibit E      Financing Term Sheet
     Exhibit F      Cash at Closing
     Exhibit G      Form of Opinion of Partnership's Counsel

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
               -------------------------------------------------

          AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of March 14, 1996, among WATERMARK PARTNERS, L.P., a Delaware limited partnership (the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

          The Merger Partnership was recently formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

          The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.

          The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, executed Amendment No. 1 to such Agreement and Plan of Merger on January 31, 1996, and they now desire to amend certain provisions of such Agreement and Plan of Merger, as amended, and restate it in its entirety as provided herein.

          Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

          Certain capitalized terms used herein are defined in Section 10.2 hereof.

          1.  The Merger.
              ----------

          1.1   The Merger.  At the Effective Time, and subject to the terms and
                ----------
conditions of this Agreement and the Partnership Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

          1.2   Surviving Partnership.  At the Effective Time, the Partnership
                ---------------------
shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges and powers of the Merger Partnership, and all property, real, personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

          1.3   Effective Time of the Merger.  The Merger shall be effected as
                ----------------------------
of the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

          1.4   Certificate of Limited Partnership.  As a result of the Merger,
                ----------------------------------
the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

          1.5   Partnership Agreement.  The partnership agreement attached
                ---------------------
hereto as Exhibit B shall be the agreement of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

          2.    Conversion of Partnership Interests.
                -----------------------------------

          2.1   Conversion of Partnership Interests.  At the Effective Time, by
                -----------------------------------
virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

          2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs held by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $14.41, in the case of Series I, and $14.24, in the case of Series II, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

          (b) The aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series I, shall be increased by the Series I Excess Amount (as defined below), if any, and the aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series II, shall be increased by the Series II Excess Amount, if any. In each case, the amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs of such series and the price per BAC set forth in subsection
(a) above shall be increased accordingly.

          (c) The aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series I, shall be reduced by the Series I Shortfall Amount (as defined below), if any, and the aggregate amount of Merger Consideration payable with respect to the BACs, in the case of Series II, shall be reduced by the Series II Shortfall Amount, if any. In each case, the amount of the reduction, if any, shall be pro rated among all of the issued and outstanding BACs of such series and the price per BAC set forth in subsection
(a) above shall be reduced accordingly.

          (d) The amount by which the Partnership's Available Cash (defined below) is greater than $2,606,482, in the case of Series I, shall be the "Series I Excess Amount". The amount by which the Partnership's Available Cash is greater than $3,869,290, in the case of Series II, shall be the "Series II Excess Amount"; provided, however, that regardless of the actual amount of
                --------  -------
Available Cash, the Series I

Excess Amount shall not exceed $319,200, and the Series II Excess Amount shall not exceed $453,426.

          (e) The amount by which the Partnership's Available Cash, is less than $2,606,482, in the case of Series I, shall be the "Series I Shortfall Amount". The amount by which the Partnership's Available Cash is less than $3,869,290, in the case of Series II, shall be the "Series II Shortfall Amount";

provided, however, that regardless of the actual amount of Available Cash, the
--------  -------
Series I Shortfall Amount shall not exceed $319,200, and the Series II Shortfall Amount shall not exceed $453,426.

          (f) As of any date, for purposes of this calculation and not the calculation under Section 8.3.2, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and
                             ---------
insurance escrows for all the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash.

          (g) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.

          2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as a result its admission as the replacement general partner as contemplated by Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

          2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

          2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

          2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the Merger

Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

          2.2   Redemption of BACs.
                ------------------

          2.2.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to
Section 2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

          2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

          2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate. Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

          2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

          2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.

          2.3   Removal and Admission of General Partner.
                ----------------------------------------

          2.3.1   Immediately prior to the Effective Time, pursuant to
Section 6.04 of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), conditioned upon prior BAC Holder Approval, the Partnership GP shall be removed as general partner on the Partnership and a designee of CAPREIT (the "CAPREIT General Partner") shall be simultaneously admitted as a replacement general partner of the Partnership.

          2.3.2 The CAPREIT General Partner shall file an amendment to the Partnership Certificate that reflects the fact that the CAPREIT General Partner who shall continue the business of the Partnership as the remaining general partner, is the sole general partner of the Partnership upon consummation of the Mergers.

          2.3.3 On the Closing Date, CAPREIT shall pay $500,000 to the Partnership GP as consideration for its general partner interest in the Partnership.

          2.3.4 The parties acknowledge that the provisions of this Section 2.3 shall not be effective if the Merger is not consummated, notwithstanding the BAC Holder Approval to remove and replace the Partnership GP.

          2.4   Additional Rights; Taking of Necessary Action; Further Action.
                -------------------------------------------------------------

          2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

          2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

          2.5   Federal Income Tax Considerations.  (a)  Notwithstanding any
                ---------------------------------
provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section 2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

                        (b)  For state law purposes, the transaction
contemplated by this Agreement shall be treated as a merger.

          2.6   Deposit.  (a)  On the business day immediately prior to the
                -------
Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

          (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

          (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to Section 9.1 (other than Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date of termination of this Agreement.

          (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

          (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or (d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section 7.3.2 below.

          2.7   Disclosure Schedule.  The parties acknowledge that this
                -------------------
Agreement has been executed prior to delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

          3.    Representations and Warranties of the Merger Partnership.
                --------------------------------------------------------

          Subject to Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

          3.1   Formation and Qualification.  The Merger Partnership is a
                ---------------------------
limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

          3.2   Authority Relative to this Agreement.    The Merger Partnership
                ------------------------------------
has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

          3.3   No Conflicts.  Neither the execution and delivery of this
                ------------
Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the MP Agreement or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

          3.4   Governmental Approvals.  Other than in connection with or in
                ----------------------
compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

          3.5   No Prior Activities.  The Merger Partnership has not incurred,
                -------------------
directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

          3.6   Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

          4.    Representations and Warranties of the Partnership.  All
                -------------------------------------------------
information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agree-ment, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

          Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

          4.1   Formation and Qualification.  Each of the Partnership and the
                ---------------------------
Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Partnership Agreement, the Certificate of Limited Partnership of the Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.2   No Subsidiaries.  The Partnership has no Subsidiaries and no
                ---------------
equity or similar interest, whether voting or non-voting, in any Person.

          4.3   Capitalization.  As of the date hereof, the outstanding partner
                --------------
interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 12,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor

Limited Partner, of which (x) 2,280,000 are outstanding, in the case of Series I, and (y) 3,238,760 are outstanding, in the case of Series II. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell (a) any additional partnership interests of the Partnership or (b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the purchase price therefor has been paid in full.

          4.4   Authority Relative to this Agreement.  Each of the Partnership
                ------------------------------------
and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

          4.5   No Conflicts.  Except as set forth in the Disclosure Schedule,
                ------------
neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation appli-cable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.6   Governmental Approvals.  Except as set forth in the Disclosure
                ----------------------
Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          4.7   Commission Filings; Financial Statements.  The Partnership has
                ----------------------------------------
heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses (i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

          4.8   No Undisclosed Liabilities.  At the Balance Sheet  Date, the
                --------------------------
Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

          4.9   Absence of Certain Changes or Events.  Except as and to the
                ------------------------------------
extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration ;
(f) any action taken by the Partnership of the type referred to in Section 6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other part-nership interests; (j) any acquisition of assets by the Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

          4.10  Litigation.  There is no action or proceeding or investigation
                ----------
pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

          4.11  Taxes.  To the Partnership's Knowledge, except as set forth on
                -----
the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds, including the interest receivable, is $130,450,406 as of December 31, 1994.

          4.12  Assets.  The Partnership has no assets other than the Mortgage
                ------
Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, cash on hand (including operating cash and marketable securities) in the amount of $5,827,513 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

          4.13  Transactions with Affiliates.  Except as described in the
                ----------------------------
Disclosure Schedule or the SEC Filings, the Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

          4.14  Disclosure.  To the Partnership's Knowledge, no written
                ----------
statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          4.15  Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

          4.16  General Partner Recommendation.  The Partnership GP has approved
                ------------------------------
and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation shall
             --------
be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

          4.17  Compliance with Law.    The Partnership has conducted its
                -------------------
business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this Section 4.17, the existence of any statute, law,
--------
treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

          4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents.
                -----------------------------------------------------

          4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

          4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

          5.    Representations and Warranties of the Owner Partnerships.
                --------------------------------------------------------

          Subject to Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

          5.1  Formation and Qualification.  Such Owner Partnership is a limited
               ---------------------------
partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

          5.2   No Subsidiaries.  Such Owner Partnership does not have any
                ---------------
Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

          5.3   Partners and Capitalization.  Set forth on the Disclosure
                ---------------------------
Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partnership interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

          5.4   Authority Relative to this Agreement.  Such Owner Partnership
                ------------------------------------
has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

          5.5   No Conflicts.  With respect only to the Designated Owner
                ------------
Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

          5.6   Governmental Approvals.  With respect only to the Designated
                ----------------------
Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          5.7  Financial Statements.  With respect only to the  Designated Owner
               --------------------
Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

          5.8   No Undisclosed Liabilities.  With respect only to the Designated
                --------------------------
Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

          5.9   Absence of Certain Changes or Events.  With respect only to the
                ------------------------------------
Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition;
(b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof;
(g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

          5.10  Mortgaged Properties.
                --------------------

          5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

          5.11  No Action.  With respect only to the Designated Owner
                ---------
Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

          5.12  Taxes.  Except as may otherwise be set forth on the Disclosure
                -----
Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

          5.13  Compliance with Law.  With respect only to the Designated Owner
                -------------------
Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of
                   --------
any statute, law, treaty, rule, regulation or ordinance referred to in clause
(ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

          5.14  Disclosure.  With respect only to the Designated Owner
                ----------
Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          6.  Conduct of Business Pending the Merger.
              --------------------------------------

          6.1   Conduct of Business by the Partnership Pending the Merger.  The
                ---------------------------------------------------------
Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by it); (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership; (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however,
                                                          --------  -------
that, subject to Sections 501, 502, 504, 503, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.09417 per BAC for Series I, and $.09667 for Series II, in calendar year 1996, and pay, on a semi-annual basis, such accrued amount to the BAC holders;
(vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person;
(iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices;
(iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

          6.1.4 The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

          6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in Section 4 hereof untrue or incorrect in any material respect.

          6.2   Conduct of Business by the Owner Partnerships Pending the
                ---------------------------------------------------------
Merger. Each of the Owner Partnerships covenants and agrees, for itself only, that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or
(vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.2.3 Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

          6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner
           --------
Partnership, it shall promptly notify the Merger Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

          6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this
Section 6.2 or any action which would make any representation or warranty in
Section 5 hereof untrue or incorrect in any material respect.

          7.    Additional Agreements.
                ---------------------

          7.1   Proxy Statement; Other Filings.  As promptly as practicable
                ------------------------------
after the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership and the Merger Partnership each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

          7.2   Meeting of the Limited Partners.  The Partnership shall take all
                -------------------------------
action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, the replacement of the Partnership GP with the CAPREIT General Partner pursuant to
Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

          7.3   Fees and Expenses.
                -----------------

                7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

                    (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a wilful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

                    (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the Exchange Act) (collectively, the "Designated Persons") relating to a (x) tender offer or exchange offer for any class of outstanding BACs at a per BAC price in excess of the Merger Consideration for Series I or Series II, as applicable or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of any class of outstanding BACs, (B) the Partnership or the Partnership GP shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication, (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of any class of outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

               (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or holders of any class of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration applicable to such class.

then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million in cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

          7.3.2   (a)  If the Transaction is terminated or abandoned due to
(w) a wilful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or 5), (x) the failure to fulfill the conditions specified in Section 8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the

Transaction and the Proxy Statement, provided, that if and only if a payment is
                                     --------
due under this Section 7.3.2(a) and the closing under the Other Merger Agreement shall have occurred, then the amount payable under this Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this Section 7.3.2(a) shall not exceed $2 million.

          (b) Unless the Transaction is terminated or abandoned due to (w) a wilful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1,
8.3.3 (solely as it relates to Section 8.3.1), or 8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

          The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and (C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

          (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the approval by the Merger Partnership in its reasonable judgement, and shall not pay or incur expenses in excess of such projections.

          (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation.

          (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

          7.4   Further Agreements.
                ------------------

          7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

          7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

          7.5   Shop Limitation.
                ---------------

          7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or
(iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

          7.5.2   If the Partnership GP is required because of its
fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section 7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that
                                                      --------  -------
the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

          7.6   Additional Financial Statements.  (a) As soon as reasonably
                -------------------------------
practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

          (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and
(ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

          7.7   Access to Information; Confidentiality.
                --------------------------------------

          7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

          7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

          7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

          7.8   Public Announcements.  No press release or announcement
                --------------------
concerning this Agreement or the Transaction shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such obligation to use all
                                --------
commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

          7.9   Agreement to Defend and Indemnify.  For a period of 3 years and
                ---------------------------------
6 months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in the Partnership Agreement.

          7.10  Notification of Certain Matters.  Each of the Partnership and
                -------------------------------
the Owner Partnerships shall give prompt notice
to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and
(ii) any material failure of the Partnership, any Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such notifications shall affect the
           --------  -------
representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

          7.11  Cooperation.  Each of the Partnership and the Partnership GP
                -----------
shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that
                                                                 --------
no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

          7.12  Acquisition.  (a) On the Closing Date, C.R.I., Inc. ("CRI")
                -----------
shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $511,680, in the case of Series I, and, $770,835, in the case of Series II, in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

          (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $265,968, in the case of Series I, and $391,296, in the case of Series II, in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30,
                       --------
1996, then the Accrued Fee Amount shall be increased at the rate of $22,164 per month for Series I, and $32,608 per month for Series II, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

          7.13  Treatment of Owner Partnerships.  At the sole discretion of
                -------------------------------
CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

          (a) On the Closing Date, each of the partners of the Owner Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

          (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the other partners; or

          (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

          7.14  Partnership Interests.  On the Closing Date and concurrently
                ---------------------
with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by

CAPREIT and the Partnership; provided that such issuance of a limited
                             --------
partnership interest shall not be effective unless the Merger is consummated.

          7.15  Tax Returns.  (a) Neither the Merger Partnership nor CAPREIT
                -----------
shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

          (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

          7.16  Notice of Failure to Satisfy Closing Conditions.
                -----------------------------------------------

          (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to
Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

          (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections 8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

          8.  Conditions.
              ----------

          8.1   Conditions to Obligation of Each Party to Effect the
                ----------------------------------------------------
Transaction. The respective obligations of each party to effect the Transaction shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

          8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

          8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

          8.1.4   A court of competent jurisdiction shall have approved of
the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard v.
                                      -------------------------     ----------
Dockser, et. al. (the "Suits") filed in connection with the transactions
----------------
contemplated hereunder, substantially as such settlement is set forth in the Memorandum of Understanding, dated as of January 31, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed to by the parties, and such approval shall be final and non-appealable.

          8.2   Additional Conditions to the Obligation of the Partnership.  The
                ----------------------------------------------------------
obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.2.2   The representations and warranties of the Merger
Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and 8.2.2 have been fulfilled.

          8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

          8.2.5 No later than the earlier of (x) May 1, 1996 or (y) the Mailing Date (the earlier of (x) or (y) being, the "Commitment Date"), the Merger Partnership shall have delivered to the Partnership a Commitment Letter executed by a financial institution or other financing source providing for debt financing of the Transaction in an amount at least equal to $64,558,000 and on terms consistent with the term sheet attached hereto as Exhibit E and otherwise commercially reasonable from the point of view of the Partnership as the selling party in the Transaction; provided, that unless the Partnership gives notice to
                          --------
the Merger Partnership (x) within ten days after the delivery of a copy of the Commitment Letter to the Partnership, that the Commitment Letter does not satisfy the condition set forth in this Section 8.2.5 or (y) if the Commitment Letter shall not be delivered prior to the Commitment Date, within two business days after the Commitment Date that the Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this
Section 8.2.5, such condition shall be deemed to be waived.

          8.3   Additional Conditions to the Obligations of the Merger
                ------------------------------------------------------
Partnership.  The obligation of the Merger Partnership to effect the Transaction
-----------
is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

          8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.3.2   The Partnership shall have cash available  and not
restricted equal to at least to $2,787,500 and replacement reserves held for the Owner Partnerships equal to at least $1,777,831 as set forth in Exhibit F hereto, which Exhibit reflects projected balances as of December 31, 1995. If the Closing Date does not occur on or before December 31, 1995, the Partnership shall prepare new projections of cash available and not restricted and replacement reserves by calendar quarter, subject to the approval of the Merger Partnership in its reasonable business judgment; provided, however, that any new projections will
                              --------  -------
provide for cash available and not restricted at least equal to the amount set forth in this Section 8.3.2. Also, notwithstanding anything to the contrary herein, the cash available and not restricted reflected herein may be reduced by
(x) up to $812,500 to the extent used to settle or compromise Designated Actions and (y) amounts used for replacement reserve purposes for which the owner or manager of the Mortgaged Property has not yet made its related draw request to the loan servicer for reimbursement from the replacement reserve (provided that the Partnership can provide reasonable documentation from such owner or manager to explain any such reduction in cash available and not restricted), without resulting in a failure of this condition to Closing. For informational purposes only, Exhibit F also includes projections of tax and insurance escrows held by the Partnership's loan servicer for each of the Mortgaged Properties. These escrows are not owned by the Partnership. The balance in the tax and insurance escrows may fluctuate due to the timing of tax and insurance payments, but will always contain an amount at least equal to the amount of such tax and insurance payments then due and owing. The Partnership has little control over the use of replacement reserves by owners of the Mortgaged Properties that are not Owner Partnerships.

          8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the conditions specified in Sections 8.3.1 and
8.3.2 have been fulfilled.

          8.3.4   The Merger Partnership shall have received evidence, in
form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that unless the Merger Partnership gives notice to the
          --------
Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

          8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

          8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn, counsel to the Partnership, and Richards, Layton & Finger, special Delaware counsel to the Partnership, taken together, substantially to the effect set forth in Exhibit G.

          8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

          8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material adverse change in its Condition or its ability to perform its obligations under this Agreement. For purposes of this Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

          8.3.9 In connection with the removal and replacement of the Partnership GP, the Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to CAPREIT or a designee thereof.

          8.3.10 The closing of the merger under the Other Merger Agreement shall be occurring concurrently with the Merger.

          8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided,
                                                                    --------
that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

          8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in Section 7.13.

          8.3.13 The Series I Shortfall Amount shall not exceed $319,200, and the Series II Shortfall Amount shall not exceed $453,426, in each case, calculated as set forth in Section 2.1.1.

          9.    Termination, Amendment and Waiver.
                ---------------------------------

          9.1   Termination.  This Agreement may be terminated and the
                -----------
Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

          9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

          9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

          9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

          9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

          9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or (iii) taken any public position inconsistent with such recommendation;

          9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

          9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

          9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

          9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

          9.1.10  By the Merger Partnership, if, prior to the Effective
Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the
                 --------
representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

          9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

          9.2   Effect of Termination.  In the event of the termination of this
                ---------------------
Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in
Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the wilful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

          9.3   Amendment.  This Agreement may not be amended except by an
                ---------
instrument in writing signed on behalf of each of the parties hereto; provided,
                                                                      --------
however, that after the BAC Holder Approval of the Transaction has been
-------
obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

          9.4   Waiver.  At any time prior to the Effective Time, whether before
                ------
or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

          10.   General Provisions.
                ------------------

          10.1  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                (a) if to the Merger Partnership or CAPREIT:

                     Watermark Partners, L.P.
                     c/o Capital Apartment Properties, Inc.
                     11200 Rockville Pike
                     Rockville, Maryland 20852
                     Attention:  Richard Kadish, President
                     Facsimile:  (301) 231-0391

                     with copies to:

                     Apollo Real Estate Advisors, L.P.
                     1301 Avenue of the Americas
                     38th Floor
                     New York, New York, 10019
                     Attention:  Ronald Kravit
                     Facsimile:  (212) 261-4060

                     and

                     Schulte Roth & Zabel

                     900 Third Avenue
                     New York, New York  10022
                     Attention:  Burton Lehman, Esq.
                     Facsimile:  (212) 593-5955

               (b) if to the Partnership, the Partnership GP or any Owner
     Partnership:

                     c/o C.R.I., Inc.
                     11200 Rockville Pike
                     Rockville, Maryland 20852
                     Attention:     William B. Dockser, Chairman,
                                    and H. William Willoughby, President
                     Facsimile: (301) 231-0396

                     with a copy to:

                     Melissa Lackey, General Counsel
                     Facsimile: (301) 468-3150

                        and

                     Arent Fox Kintner Plotkin & Kahn
                     1050 Connecticut Avenue, N.W.
                     Washington, D.C. 20036-5339
                     Attention:  Robert B. Hirsch, Esq.
                     Facsimile: (202) 857-6395

          10.2  Certain Definitions.  As used in this Agreement, the following
                -------------------
terms shall have the meanings indicated below:

          "Affiliate" means, with respect to any Person, any other Person
           ---------
controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the
Partnership: CRITEF Associates Limited Partnership, C.R.I., Inc. and CRITEF, Inc. and (ii) the following Persons shall be deemed Affiliates of the Merger
Partnership: CAPREIT and CAPREIT Residential Corporation.

          "Assignor Limited Partner" means CRITEF, Inc., a  Delaware corporation
          -------------------------
and the sole limited partner of the Partnership.

          "BAC Holder Approval" means the approval of the limited partners of
           -------------------
the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

          "Bond Refinancing" means the transaction pursuant to which the
           ----------------
Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

          "Business Combination" means any acquisition or purchase of assets of,
           --------------------
or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

          "Closing Date" means the date upon which the Merger occurs.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

          "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

          "Commitment Letter" means one or more commitment letters or loan,
           -----------------
securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

          "Condition" means, with respect to any Person, the business, assets,
           ---------
properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "Designated Owner Partnership" means CRICO of Fountain Place Limited
           ----------------------------
Partnership.


          "Disclosure Schedule" means the Disclosure Schedule setting forth
           -------------------
certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

          "Environmental Laws" includes the Comprehensive Environmental
           ------------------
Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29

U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Reports" means all environmental site assessments,
           ---------------------
remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Financing" means the debt financing of the Merger and the other
           ---------
transactions contemplated hereby.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust
           ---------------------
Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "Individual Affiliate" means any Person who is now, or at any time
           --------------------
since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

          "Knowledge" means (i) with respect to the Partnership, the knowledge
           ---------
of (a) the Partnership GP, (b) the general partners of the Partnership GP and
(c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

          "Lien" means any lien, pledge, mortgage, security interest, claim,
           ----
lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

          "Mailing Date" means the first day on which the Proxy Statement is
           ------------
mailed to the holders of BACs pursuant to Section 7.1 above.

          "Mortgaged Property" means the land and the buildings thereon and
           ------------------
other assets securing the payment of the Mortgage Revenue Bonds.

          "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the
           ----------------------
Partnership, as described on the Disclosure Schedule.

          "Mortgage Revenue Documents" means all notes, loan agreements,
           --------------------------
indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

          "Order" means any judgement, ruling, order, writ, injunction, decree,
           -----
determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

          "Other Merger Agreement" means the Agreement and Plan of Merger, dated
           ----------------------
as of the date hereof, among Watermark III Partners, L.P., Capital Realty Investors Tax Exempt Fund III Limited Partnership and CRITEF III Associates Limited Partnership.

          "Owner Partnerships" means the Designated Owner Partnership, Ethans,
           ------------------
CRICO of Royal Oaks Limited Partnership, CRICO of Trailway Pond I Limited Partnership, CRICO of Valley Creek I Limited Partnership, CRICO of White Bear Woods I Limited Partnership, CRICO of James Street Crossing Limited Partnership, and CRICO of Trailway Pond II Limited Partnership.

          "Permitted Statutory Liens" means statutory Liens of landlords,
           -------------------------
carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

          "Requirements of Law" means (i) the certificate of limited partnership
           -------------------
of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means, with respect to any Person, any corporation at
           ----------
least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.

          "Termination Date" means June 30, 1996.
           ----------------

          "Transaction" means (i) the sale of the Partnership GP's general
           -----------
partnership interest pursuant to Section 2.1, (ii) the issuance of a limited partnership interest in the Partnership pursuant to Section 7.14, (iii) the Merger, (iv) the transfer of the interests in the Owner Partnerships pursuant to
Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

          The following terms are defined in the corresponding Sections listed below:

     Term                                    Section
     ----                                    -----------

     Accrued Fee Amount....................  7.12
     Alternative Proposal..................  7.5.2
     Available Cash........................  2.1.1(f)
     BAC...................................  2.1.1(a)
     Balance Sheet.........................  4.7
     Balance Sheet Date....................  4.7
     CAPREIT...............................  Recitals
     CAPREIT General Partner...............  2.3.1
     Certificate of Merger.................  1.3
     Commitment Date.......................  8.2.5
     CRI...................................  7.12(a)
     CRIIMI................................  7.12
     Deposit...............................  2.6(a)
     Designated Actions....................  7.4.1
     Designated Persons....................  7.3.1(ii)
     Effective Time........................  1.3

     Ethans................................  5.3
     Fairness Opinion......................  8.2.4
     Fiduciary Out Termination.............  7.5.2
     Housing Acquisition Department Files..  4.18.1
     Interim Financial Statements..........  4.7
     Liabilities...........................  4.8
     Meeting...............................  7.2
     Merger................................  Recitals
     Merger Consideration..................  2.2.1
     Merger Partnership GP.................  Recitals
     Merger Partnership LP.................  Recitals
     MP Agreement..........................  3.1
     MP Certificate........................  3.1
     Other Filings.........................  7.1
     Partnership Act.......................  Recitals
     Partnership Agreement.................  2.3.1
     Partnership Certificate...............  1.4
     Partnership Financial Statements......  4.7
     Partnership GP........................  Recitals
     Partnership GP Agreement..............  4.1
     Partnership GP Certificate............  4.1
     Proxy Statement.......................  7.1
     Redemption Agent......................  2.3.1
     Redemption Fund.......................  2.3.2
     SEC Filings...........................  4.7
     Series I Excess Amount................  2.1.1(d)
     Series I Shortfall Amount.............  2.1.1(e)
     Series II Excess Amount...............  2.1.1(d)
     Series II Shortfall Amount............  2.1.1(e)
     Suits.................................  8.14
     Surviving Partnership.................  1.1
     Triggering Events.....................  7.3.1(ii)


          10.3  Representations and Warranties; Etc.  (a) The respective
                ------------------------------------
representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

          (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5, the parties agreeing that the Merger Partnership's sole remedy therefor shall be to invoke the condition to Closing set forth in Section 8.3.2.

          10.4  Validity.  The invalidity or unenforceability of any provision
                --------
of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

          10.5  Descriptive Headings.  The descriptive headings herein are
                --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          10.6  Parties in Interest.  This Agreement shall be binding upon and
                -------------------
inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

          10.7  Incorporation of Recitals.  The recitals hereto are incorporated
                -------------------------
into this Agreement as if fully restated herein.

          10.8  Miscellaneous.  This Agreement (i) constitutes the entire
                -------------
agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
(ii) may not be assigned, except that the Merger Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
                WATERMARK PARTNERS, L.P.
                By:   Capital Apartment Properties, Inc., its general partner

                By: /s/ Richard Kadish
                    --------------------------------
                        Name:
                        Title:

                CAPITAL REALTY INVESTORS TAX EXEMPT
                FUND LIMITED PARTNERSHIP
                By:  CRITEF Associates Limited Partnership,
                         its general partner


                By: /s/ William B. Dockser
                    --------------------------------
                        Name:
                        Title:

                CRITEF ASSOCIATES LIMITED PARTNERSHIP
                By:  C.R.I., Inc., its general partner


                By: /s/ William B. Dockser
                    --------------------------------
                        Name:
                        Title:

                WILLIAM B. DOCKSER


                /s/ William B. Dockser
                --------------------------------

                H. WILLIAM WILLOUGHBY


                /s/ H. William Willoughby
                --------------------------------

                CAPITAL APARTMENT PROPERTIES, INC.


                By: /s/ Richard Kadish
                    --------------------------------
                        Name:
                        Title:

                CRICO OF FOUNTAIN PLACE LIMITED PARTNERSHIP
                By:  CRICO of Fountain Place, Inc., its general partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF ROYAL OAKS LIMITED PARTNERSHIP
                By:  CRICO of Royal Oaks, Inc., its general partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF TRAILWAY POND I LIMITED PARTNERSHIP
                By:  CRICO of Trailway Pond I, Inc., its general partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF VALLEY CREEK I LIMITED PARTNERSHIP
                By:  CRICO of Valley Creek I, Inc., its general partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF WHITE BEAR WOODS I LIMITED PARTNERSHIP
                By:  CRICO of White Bear Woods I, Inc., its general   partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:


                CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                By:  CRICO of Ethan's I, Inc., its general partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF JAMES STREET CROSSING LIMITED PARTNERSHIP
                By:  CRICO of James Steet, Inc., its general partner

                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                CRICO OF TRAILWAY POND II LIMITED PARTNERSHIP
                By:  CRICO of Trailway Pond II, Inc., its general
                        partner


                By: /s/ William B. Dockser
                   --------------------------------
                        Name:
                        Title:

                                                                    APPENDIX A-2


               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     AMONG

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                              LIMITED PARTNERSHIP,

                   CRITEF III ASSOCIATES LIMITED PARTNERSHIP,

                                      AND

                          WATERMARK III PARTNERS, L.P.

================================================================================



               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                                     among


                         WATERMARK III PARTNERS, L.P.,

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                            III LIMITED PARTNERSHIP

                                      and

                   CRITEF III ASSOCIATES LIMITED PARTNERSHIP



                     --------------------------------------

                             Dated:  March 14, 1996

                     --------------------------------------

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

1.   The Merger..............................................................  1
     1.1  The Merger.........................................................  1
     1.2  Surviving Partnership..............................................  2
     1.3  Effective Time of the Merger.......................................  2
     1.4  Certificate of Limited Partnership.................................  2
     1.5  Partnership Agreement..............................................  2

2.   Conversion of Partnership Interests.....................................  3
     2.1  Conversion of Partnership Interests................................  3
     2.2  Redemption of BACs.................................................  4
     2.3  Removal and Admission of General Partner...........................  6
     2.4  Additional Rights; Taking of Necessary Action; Further Action......  6
     2.5  Federal Income Tax Considerations..................................  7
     2.6  Deposit............................................................  7
     2.7  Disclosure Schedule................................................  8

3.   Representations and Warranties of the Merger Partnership................  8
     3.1  Formation and Qualification........................................  8
     3.2  Authority Relative to this Agreement...............................  9
     3.3  No Conflicts.......................................................  9
     3.4  Governmental Approvals.............................................  9
     3.5  No Prior Activities................................................ 10
     3.6  Brokers............................................................ 10

4.   Representations and Warranties of the Partnership....................... 10
     4.1   Formed and Qualification.......................................... 10
     4.2   No Subsidiaries................................................... 11
     4.3   Capitalization.................................................... 11
     4.4   Authority Relative to this Agreement.............................. 11
     4.5   No Conflicts...................................................... 12
     4.6   Governmental Approvals............................................ 12
     4.7   Commission Filings; Financial Statements.......................... 12
     4.8   No Undisclosed Liabilities........................................ 13
     4.9   Absence of Certain Changes or Events.............................. 13
     4.10  Litigation........................................................ 14
     4.11  Taxes............................................................. 14
     4.12  Assets............................................................ 15
     4.13  Transactions with Affiliates...................................... 15
     4.14  Disclosure........................................................ 15
     4.15  Brokers........................................................... 15
     4.16  General Partner Recommendation.................................... 15
     4.17  Compliance with Law............................................... 16
     4.18  Mortgage Revenue Bonds and Mortgage Revenue
           Documents......................................................... 16

5.   Representations and Warranties of the Owner Partnerships................ 17
     5.1   Formation and Qualification....................................... 17
     5.2   No Subsidiaries................................................... 17

                                                                            Page
                                                                            ----

     5.3   Partners and Capitalization....................................... 18
     5.4   Authority Relative to this Agreement.............................. 18
     5.5   No Conflicts...................................................... 18
     5.6   Governmental Approvals............................................ 19
     5.7   Financial Statements.............................................. 19
     5.8   No Undisclosed Liabilities........................................ 19
     5.9   Absence of Certain Changes or Events.............................. 19
     5.10  Mortgaged Properties.............................................. 20
     5.11  No Action......................................................... 21
     5.12  Taxes............................................................. 21
     5.13  Compliance with Law............................................... 22
     5.14  Disclosure........................................................ 22

6.   Conduct of Business Pending the Merger.................................. 22
     6.1   Conduct of Business by the Partnership Pending the Merger......... 22
     6.2   Conduct of Business by the Owner Partnerships
           Pending the Merger................................................ 24

7.   Additional Agreements................................................... 26
     7.1   Proxy Statement; Other Filings.................................... 26
     7.2   Meeting of the Limited Partners................................... 27
     7.3   Fees and Expenses................................................. 27
     7.4   Further Agreements................................................ 30
     7.5   Shop Limitation................................................... 31
     7.6   Additional Financial Statements................................... 32
     7.7   Access to Information; Confidentiality............................ 33
     7.8   Public Announcements.............................................. 33
     7.9   Agreement to Defend and Indemnify................................. 34
     7.10  Notification of Certain Matters................................... 34
     7.11  Cooperation....................................................... 34
     7.12  Acquisition....................................................... 35
     7.13  Treatment of Owner Partnerships................................... 35
     7.14  Partnership Interests............................................. 36
     7.15  Tax Returns....................................................... 36
     7.16  Notice of Failure to Satisfy Closing Conditions................... 36

8.   Conditions.............................................................. 37
     8.1   Conditions to Obligation of Each Party to Effect the Transaction.. 37
     8.2   Additional Conditions to the Obligation of the Partnership........ 37
     8.3   Additional Conditions to the Obligations of the
           Merger Partnership................................................ 38

9.   Termination, Amendment and Waiver....................................... 41
     9.1   Termination....................................................... 41
     9.2   Effect of Termination............................................. 43
     9.3   Amendment......................................................... 43
     9.4   Waiver............................................................ 43

10.  General Provisions...................................................... 43
     10.1  Notices........................................................... 43
     10.2  Certain Definitions............................................... 44

                                                                            Page
                                                                            ----

     10.3  Representations and Warranties; Etc............................... 49
     10.4  Validity.......................................................... 50
     10.5  Descriptive Headings.............................................. 50
     10.6  Parties in Interest............................................... 50
     10.7  Incorporation of Recitals......................................... 50
     10.8  Miscellaneous..................................................... 50

     Exhibit A      Certificate of Limited Partnership
     Exhibit B      Amended and Restated Agreement of
                    Limited Partnership
     Exhibit C      Form of Escrow Agreement
     Exhibit D      Side Letter
     Exhibit E      Financing Term Sheet
     Exhibit F      Cash at Closing
     Exhibit G      Form of Opinion of Partnership's Counsel

               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
               -------------------------------------------------

          AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated March 14, 1996, among WATERMARK III PARTNERS, L.P., a Delaware limited partnership (the "Merger Partnership"), CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), CRITEF III ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership GP"), and the other parties listed on the signature pages hereof.

          The Merger Partnership was formed solely for the purpose of being merged with and into the Partnership in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Partnership Act") and the terms hereof in the merger (the "Merger") contemplated hereby. The Merger Partnership has no assets other than the cash initially contributed by Capital Apartment Properties, Inc., a Maryland corporation ("CAPREIT"), which is its sole general partner (the "Merger Partnership GP"), and the cash initially contributed by CAPREIT Limited Partnership, a Maryland limited partnership, which is its sole limited partner (the "Merger Partnership LP"). In the Merger, all partnership interests in the Partnership, other than those to be issued to or acquired pursuant hereto by CAPREIT, or its Affiliates, will be redeemed in cash as specified herein.

          The general partners of each of the Partnership and the Merger Partnership have approved the Merger in accordance with the Partnership Act and the other transactions contemplated hereby and have recommended that their respective limited partners approve and adopt the Merger and the other transactions contemplated hereby.

          The parties hereto entered into an Agreement and Plan of Merger, dated as of September 11, 1995, executed Amendment No. 1 to such Agreement and Plan of Merger on January 31, 1996, and they now desire to amend such Agreement and Plan of Merger, as amended, and to restate it as provided herein.

          Accordingly, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

          Certain capitalized terms used herein are defined in Section 10.2 hereof.

          1.    The Merger.
                ----------

          1.1   The Merger.  At the Effective Time, and subject to the terms and
                ----------
conditions of this Agreement and the Partnership

Act, the Merger Partnership shall be merged with and into the Partnership in the Merger, the separate existence of the Merger Partnership shall thereupon cease, and the Partnership shall be the surviving partnership in the Merger (the "Surviving Partnership").

          1.2   Surviving Partnership.  At the Effective Time, the Partnership
                ---------------------
shall continue in existence under the laws of the State of Delaware as the Surviving Partnership and shall thereupon and thereafter, without further act or deed, succeed to and possess all the rights, privileges, and powers of the Merger Partnership, and all property, real personal and mixed, and all debts due to the Merger Partnership, as well as all other things and causes of action belonging to the Merger Partnership, shall be vested in the Surviving Partnership, and shall thereafter be the property of the Surviving Partnership as they were of the Merger Partnership, and the title to any real property vested by deed or otherwise, under the laws the State of Delaware, in the Merger Partnership shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Merger Partnership shall be preserved unimpaired, and all debts, liabilities and duties of the Merger Partnership shall thenceforth attach to the Surviving Partnership and may be enforced against it to the same extent as if said debts, liabilities and duties have been incurred or contracted by it.

          1.3   Effective Time of the Merger.  The Merger shall be effected as
                ----------------------------
of the date and time of filing of the certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware in accordance with the Partnership Act (or at such later time specified as the effective time in the Certificate of Merger) (the "Effective Time"), which filing the parties hereto shall cause to occur as soon as practicable after the satisfaction or waiver of the conditions hereinafter set forth.

          1.4   Certificate of Limited Partnership.  As a result of the Merger,
                ----------------------------------
the Certificate of Limited Partnership of the Partnership (the "Partnership Certificate"), as in effect immediately prior to the Effective Time, shall be the Certificate of Limited Partnership of the Surviving Partnership, as amended and restated substantially in the form set forth as Exhibit A hereto, until thereafter amended as provided therein and under the Partnership Act.

          1.5   Partnership Agreement.  The partnership agreement attached
                ---------------------
hereto as Exhibit B shall be the agreement of limited partnership of the Surviving Partnership unless and until amended in accordance with its terms and applicable law. The name of the Surviving Partnership shall be Watermark Partners, L.P.

          2.  Conversion of Partnership Interests.
              -----------------------------------

          2.1   Conversion of Partnership Interests.  At the Effective Time, by
                -----------------------------------
virtue of the Merger and without any action on the part of the Merger Partnership, the Partnership or the holders of any of the following securities:

          2.1.1 (a) Each Beneficial Assignee Certificate ("BAC") (other than any BACs owned by CAPREIT or its affiliates or the Partnership) which represents the assignment of 1 unit of beneficial interest of the limited partnership interest in the Partnership issued to the Assignor Limited Partner, together with the underlying limited partner interest, shall be cancelled and extinguished and converted into and represent the right to receive an amount per BAC in cash equal to $15.18, subject to adjustment, in each case, as set forth in subsection (b) or (c) below (the "Merger Consideration").

     (b) The aggregate amount of Merger Consideration payable with respect to the BACs shall be increased by the Excess Amount (as defined below), if any. The amount of the increase, if any, shall be prorated among all of the issued and outstanding BACs and the price per BAC set forth in subsection (a) above shall be increased accordingly.

     (c) The aggregate amount of Merger Consideration payable with respect to the BACs shall be reduced by the Shortfall Amount (as defined below), if any. The amount of the reduction, if any, shall be pro rated among all of the issued and outstanding BACs and the price per BAC set forth in subsection (a) above shall be reduced accordingly.

     (d) The amount by which the Partnership's Available Cash (defined below) is greater than $5,924,228 shall be the "Excess Amount"; provided, however, that
                                                         --------  -------
regardless of the actual amount of Available Cash, the Excess Amount shall not exceed $735,158.

     (e) The amount by which the Partnership's Available Cash, is less than $5,924,228 shall be the "Shortfall Amount"; provided, however, that regardless
                                            --------  -------
of the actual amount of Available Cash, the Shortfall Amount shall not exceed $735,158.

     (f) As of any date, for purposes of this calculation and not the calculation under Section 8.3.2, "Available Cash" means the amount of cash and cash equivalents held by or at the direction of the Partnership after deducting any amounts then owed, accrued or reserved by the Partnership for goods, services or liabilities of any nature or description (which liabilities shall not include any liabilities of the Mortgaged Properties, including accrued real estate taxes and insurance); provided, that all amounts held in tax and
                             ---------
insurance escrows for all the Mortgaged Properties and all amounts held in replacement reserves for the benefit of the Owner Partnerships shall be deemed to be part of the Available Cash.

     (g) The Partnership agrees not to incur any expenses, in connection with the Merger, which are not reasonably necessary, customary and appropriate.

          2.1.2 The 1.01% general partner interest in the Partnership, which will be held by the CAPREIT General Partner (as defined) as the result of its admission as the replacement general partner as contemplated by Section 2.3 below, shall be converted into and represent a 1.01% general partner interest in the Surviving Partnership.

          2.1.3 Any limited partner interests in the Partnership issued to any designee of CAPREIT pursuant to Section 7.14, or BACs purchased by CAPREIT or its Affiliates as contemplated by Section 2.4.1, and held by such designee or purchaser immediately prior to the Effective Time, shall be converted into a limited partner interest in the Surviving Partnership.

          2.1.4 Any and all BACs that are owned by the Partnership shall be cancelled and extinguished and no consideration shall be paid therefor.

          2.1.5 The 21% general partner interest in the Merger Partnership held by the Merger Partnership GP immediately prior to the Effective Time shall be cancelled and the Merger Partnership GP shall receive the $21 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.6 The 79% limited partner interest in the Merger Partnership held by Merger Partnership LP immediately prior to the Effective Time shall be cancelled and the Merger Partnership LP shall receive the $79 initially contributed by it to the Merger Partnership in exchange therefor.

          2.1.7 The 98.99% limited partner interest of the Assignor Limited Partner in the Partnership shall be cancelled and extinguished and no consideration (other than the Merger Consideration paid to the holders of BACs pursuant to Section 2.2.1 above) shall be paid therefor.

          2.2   Redemption of BACs.
                ------------------

          2.2.1 From and after the Effective Time, a bank or trust company designated by the Merger Partnership and the Partnership prior to the Effective Time (the "Redemption Agent") shall act as redemption agent in effecting the redemption for cash of certificates which, prior to the Effective Time, represented BACs entitled to payment pursuant to Section 2.1.1 hereof. Upon the surrender of each such certificate the holder thereof shall be paid, without interest thereon, the amount of cash to which such holder is entitled hereunder (net of any required withholding) and such BAC shall forthwith be cancelled. Until so surrendered and exchanged, each such certificate shall represent, for all purposes, solely the right to receive cash pursuant to Section 2.1.1 hereof. If any cash to be paid in the Merger is to be paid to a Person other than the holder in whose name the certificate representing BACs surrendered in redemption therefor is registered, it shall be a condition of such redemption that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such redemption shall pay to the Redemption Agent any transfer or other taxes required by reason of the payment of such cash to a Person other than the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Redemption Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Redemption Agent nor any party hereto shall be liable to a holder of BACs for any cash delivered pursuant hereto to a public official pursuant to applicable abandoned property laws.

          2.2.2 At the Effective Time, the Surviving Partnership shall deposit in trust with the Redemption Agent proceeds from the Financing in an aggregate amount equal to the Merger Consideration (the "Redemption Fund"). The Redemption Fund shall be invested by the Redemption Agent, as directed by the Surviving Partnership, and any net earnings with respect thereto shall be paid to the Surviving Partnership as and when requested by the Surviving Partnership.

          2.2.3 The Redemption Agent shall, pursuant to irrevocable instructions, make the payments referred to in Section 2.1.1 hereof out of the Redemption Fund. The Redemption Fund shall not be used for any other purpose, except as provided herein. Promptly following the date which is six months after the Effective Time, the Redemption Agent shall return to the Surviving Partnership all cash, certificates and other instruments in its possession relating to the transactions described in this Agreement, and the Redemption Agent's duties shall terminate. Thereafter, each holder of a BAC entitled to receive at the Effective Time cash therefor may surrender such BAC to the Surviving Partnership and (subject to applicable abandoned property, escheat and similar laws) receive in redemption therefor the Merger Consideration, without interest, but shall have no greater rights against the Surviving Partnership than may be accorded to general creditors of the Surviving Partnership under applicable law.

          2.2.4 Promptly after the Effective Time, the Redemption Agent shall mail to each record holder of BACs a form of letter of transmittal and instructions for use in surrendering such certificates and receiving payment therefor.

          2.2.5 After the Effective Time, no BACs shall be deemed to be outstanding and holders of BACs shall cease to have any rights except as provided in this Agreement or by law.


          2.3   Removal and Admission of General Partner.
                ----------------------------------------

          2.3.1   Immediately prior to the Effective Time, pursuant to
Section 6.04 of the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), conditional upon prior BAC Holder Approval, the Partnership GP shall be removed as general partner of the Partnership and a designee of CAPREIT (the "CAPREIT General Partner") shall be simultaneously admitted as a replacement general partner of the Partnership.

          2.3.2 The CAPREIT General Partner shall file an amendment to the Partnership Certificate that reflects the fact that the CAPREIT General Partner who shall continue the business of the Partnership as the remaining general partner, is the sole general partner of the Partnership upon consummation of the Merger.

          2.3.3 On the Closing Date, CAPREIT shall pay $500,000 to the Partnership GP as consideration for its general partner interest in the Partnership.

          2.3.4   the parties acknowledge that the provisions of this
Section 2.3 shall not be effective if the Merger is not consummated, notwithstanding the BAC Holder Approval to remove and replace the Partnership GP.

          2.4   Additional Rights; Taking of Necessary Action; Further Action.
                -------------------------------------------------------------

          2.4.1 CAPREIT and its Affiliates reserve the right prior to the Effective Time, and in accordance with applicable law, from time to time to make open market or privately negotiated purchases of BACs. CAPREIT shall promptly notify the Partnership of the occurrence of any such purchase.

          2.4.2 The Merger Partnership and the Partnership shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the Partnership Act as promptly as possible, including, without limitation, the due execution and filing under the Partnership Act of the Certificate of Merger consistent with the terms of this Agreement. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Partnership with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Merger Partnership or the Partnership, the general partners of each of the Merger Partnership and the Partnership are fully authorized in its name or otherwise to take, and shall take, all such lawful and necessary action.

          2.5   Federal Income Tax Considerations.  (a)  Notwithstanding any
                ---------------------------------
provision of this Agreement to the contrary, it is the intention of the parties hereto that the payment of the Merger Consideration pursuant to Section 2.1.1 hereof shall constitute, for all income tax purposes, a redemption or liquidation of the BAC holders' limited partnership interests in the Partnership pursuant to Section 731(a) of the Code and that the consummation of the transactions contemplated by this Agreement will not result in a termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. The Partnership and the Partnership GP hereby agree not to take any action inconsistent with the foregoing without the prior written consent of CAPREIT.

                        (b) For state law purposes, the transactions contemplated by this Agreement shall be treated as a merger.

          2.6   Deposit.  (a)  On the business day immediately prior to the
                -------
Mailing Date, CAPREIT shall pay into escrow the amount of $1,000,000 (the "Deposit") to be held by an independent third party escrow agent pursuant to an escrow agreement in the form of Exhibit C hereto.

          (b) If the Closing shall occur, then the Deposit and any interest earned thereon shall be paid on the Closing Date to CAPREIT or as CAPREIT shall direct.

          (c) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to: (i) the failure of any of the conditions to Closing set forth in Section 8.1 or 8.3 (other than Section 8.3.7); (ii) a termination of this Agreement pursuant to Section 9.1 (other than Section 9.1.3 or 9.1.8); (iii) a breach of the Commitment Letter by the party issuing such Commitment Letter; or (iv) a change in any statute, law or regulation which affects the tax exempt status of the Mortgage Revenue Bonds, then the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date of termination of this Agreement.

          (d) If the Closing shall not occur on or prior to the Termination Date and the failure of the Closing to occur shall be due to the failure of the condition to Closing set forth in Section 8.3.7, which failure occurred because of the failure of a condition to funding set forth in the Commitment Letter, then one-half of the Deposit and any interest earned thereon shall be paid to the Partnership and one-half of the Deposit and any interest earned thereon shall be paid to CAPREIT or as CAPREIT shall direct on the earlier of the Termination Date or the date on which the party issuing the Commitment Letter notifies the Merger Partnership or CAPREIT that it will not consummate the Financing.

          (e) If the Deposit shall not be paid pursuant to paragraph (b), (c) or (d), the Deposit and any interest earned thereon shall be paid to the Partnership on the earlier of the Termination Date or the date of termination of this Agreement. If such payment is made, such payment shall be made to the Partnership as liquidated damages in full satisfaction of all of the Merger Partnership's or CAPREIT's liabilities or obligations hereunder, including, without limitation, any obligation to pay or reimburse the Partnership's expenses pursuant to Section 7.3.2 below.

          2.7   Disclosure Schedule.  The parties acknowledge that this
                -------------------
Agreement has been executed prior to delivery of the Disclosure Schedule by the Partnership. The Partnership agrees that it will (a) deliver a preliminary draft of the Disclosure Schedule to the Merger Partnership no later than 10 days from the date hereof and (b) deliver a final Disclosure Schedule no later than 30 days from the date hereof; and that failure to do so shall constitute a material breach hereof. Subject to the right of the Merger Partnership to invoke the condition to Closing set forth in Section 8.3.11 below with respect to any information obtained from the Disclosure Schedule, any information set forth in the Disclosure Schedule shall be deemed incorporated into the relevant representations and warranties set forth in Sections 4 and 5 below, and there shall be no independent liability therefor pursuant to this Section 2.7.

          3.    Representations and Warranties of the Merger Partnership.
                --------------------------------------------------------

          Subject to Section 10.3 below, the Merger Partnership represents and warrants to the Partnership as follows:

          3.1   Formation and Qualification.  The Merger Partnership is a
                ---------------------------
limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power to carry on its business as now conducted. The Merger Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Merger Partnership. Copies of the Certificate of Limited Partnership of the Merger Partnership (the "MP Certificate") and the Agreement of Limited Partnership of the Merger Partnership (the "MP Agreement") heretofore delivered to the Partnership are accurate and complete as of the date hereof. The Merger Partnership is not in default under or in violation of any provision of the MP Agreement.

          3.2   Authority Relative to this Agreement.    The Merger Partnership
                ------------------------------------
has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Merger Partnership and the consummation by the Merger Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Merger Partnership and the Merger Partnership GP, and no other action on the part of the Merger Partnership or the Merger Partnership GP is necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Merger Partnership and constitutes a valid and binding obligation of the Merger Partnership, enforceable against the Merger Partnership in accordance with its terms.

          3.3   No Conflicts.  Neither the execution and delivery of this
                ------------
Agreement by the Merger Partnership nor the consummation of the transactions contemplated hereby nor compliance by the Merger Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Merger Partnership under, any of the terms, conditions or provisions of (x) the MP Certificate or the MP Agreement or
(y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Merger Partnership is a party, or to which it, or any of its properties or assets, may be subject, or
(ii) subject to compliance with the statutes and regulations referred to in
Section 3.4, violate any Order, statute, rule or regulation applicable to the Merger Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults terminations, accelerations or creations of Liens which, in the aggregate, would not have any material adverse effect on the Condition of the Merger Partnership.

          3.4   Governmental Approvals.  Other than in connection with or in
                ----------------------
compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Partnership or the Merger Partnership or facts specifically pertaining to it, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by the Merger Partnership of the transactions contemplated by this Agreement.

          3.5   No Prior Activities.  The Merger Partnership has not incurred,
                -------------------
directly or through any Subsidiary, any liabilities or obligations, except those incurred in connection with its organization or with the negotiation of this Agreement, the performance thereof and the consummation of the transactions contemplated hereby, including the Merger and the Financing. Except as contemplated by the foregoing sentence, the Merger Partnership has not engaged, directly or through any Subsidiary, in any business activities of any type or kind whatsoever, or entered into any agreements or arrangements with any Person, or is subject to or bound by any obligation or undertaking.

          3.6   Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Merger Partnership or the Merger Partnership GP.

          4.    Representations and Warranties of the Partnership.  All
                -------------------------------------------------
information within the Merger Partnership's Knowledge shall be deemed to have been disclosed by the Partnership in connection with the representations and warranties set forth below. Notwithstanding anything to the contrary in this Agreement, the Partnership makes no representation or warranty, express or implied, concerning the tax exempt status of the Mortgage Revenue Bonds and the interest thereon, the ability of the Partnership or the Surviving Partnership to consummate any modifications of the Mortgage Revenue Bonds and related instruments, or the ability of the Partnership or the Surviving Partnership to obtain any governmental or governmental agency consents in connection therewith.

          Subject to Section 10.3 below, the Partnership represents and warrants to the Merger Partnership as follows:

          4.1   Formation and Qualification.  Each of the Partnership and the
                ---------------------------
Partnership GP is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has the requisite power to carry on its business as now conducted. Each of the Partnership and the Partnership GP is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Condition of the Partnership or the Partnership GP, as the case may be. Copies of the Partnership Certificate, the Partner-ship Agreement, the Certificate of Limited Partnership of the Partnership GP (the "Partnership GP Certificate") and the Agreement of Limited Partnership of the Partnership GP (the "Partnership GP Agreement") heretofore delivered or made available to the Merger Partnership are accurate and complete as of the date hereof. The Partnership is not in default under or in violation of any provision of the Partnership Agreement, and the Partnership GP is not in default under or in violation of any provision of the Partnership GP Agreement, except, in each case, for such defaults or violations which would not have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.2   No Subsidiaries.  The Partnership has no Subsidiaries and no
                ---------------
equity or similar interest, whether voting or non-voting, in any Person.

          4.3   Capitalization.  As of the date hereof, the outstanding partner
                --------------
interests of the Partnership consist of (i) a 1.01% general partner interest in the profits, losses, distributions and credits of the Partnership held by the Partnership GP, and (ii) a 98.99% limited partner interest in the profits, losses, distributions and credits of the Partnership held by the Assignor Limited Partner. The Assignor Limited Partner is authorized to issue up to 10,000,000 BACs, representing the assignments of units of beneficial interest of the limited partner interest in the Partnership issued to the Assignor Limited Partner, of which 5,258,268 are outstanding. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating the Partnership or any of its Affiliates to issue, transfer or sell (a) any additional partnership interests of the Partnership or
(b) any BACs, except as contemplated herein. All issued and outstanding BACs and partnership interests in the Partnership are validly issued, and the purchase price therefor has been paid in full.

          4.4   Authority Relative to this Agreement.  Each of the Partnership
                ------------------------------------
and the Partnership GP has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of the Partnership and the Partnership GP and the consummation by each of the Partnership and the Partnership GP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Partnership and the Partnership GP and, except for the BAC Holder Approval as set forth in Section 7.2 hereof, no other proceedings on the part of the Partnership and the Partnership GP are necessary to authorize this Agreement, the Merger and the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Partnership and the Partnership GP and constitutes a valid and binding obligation of each of the Partnership and the Partnership GP enforceable against each of the Partnership and the Partnership GP in accordance with its terms.

          4.5  No Conflicts.  Except as set forth in the Disclosure Schedule,
               ------------
neither the execution and delivery of this Agreement by each of the Partnership and the Partnership GP nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Partnership and the Partnership GP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Partnership or the Partnership GP under, any of the terms, conditions or provisions of (x) the Partnership Certificate, the Partnership Agreement, the Partnership GP Certificate or the Partnership GP Agreement, as the case may be, or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the Partnership GP is a party or to which either of them or either of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 4.6, to the Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Partnership or the Partnership GP or any of their properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Partnership or the Partnership GP.

          4.6   Governmental Approvals.  Except as set forth in the Disclosure
                ----------------------
Schedule, other than in connection with or in compliance with the provisions of the Partnership Act, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, and except for any notices, filings, authorizations, consents or approvals which are required because of the regulatory status, if any, of the Merger Partnership or facts specifically pertaining to it, to the Partnership's Knowledge, no notice to, filing with, or authorization, consent or approval of, any domestic or foreign public body or authority is necessary for the consummation by each of the Partnership and the Partnership GP of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          4.7   Commission Filings; Financial Statements.  The Partnership has
                ----------------------------------------
heretofore delivered or made available to the Merger Partnership its (i) Annual Report on Form 10-K for the fiscal years ended December 31, 1994, 1993, 1992, 1991 and 1990, as filed with the Commission, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995 and June 30, 1995, (iii) investor letters or similar documents mailed to the holders of

BACs (whether annual or special) since January 1, 1990, (iv) all other reports (including any Form 8-K's) or registration statements filed by the Partnership with the Commission since January 1, 1990 (the documents described in clauses
(i) through (iv) above, including any exhibits and schedules thereto and documents incorporated by reference therein, being the "SEC Filings"), and (v) the unaudited consolidated interim financial statements of the Partnership for the six months ended June 30, 1995 (the "Interim Financial Statements"). As of their respective dates, each SEC Filing complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Partnership included or incorporated by reference in such reports and the Interim Financial Statements (collectively, the "Partnership Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Partnership as of the dates thereof and the results of their operations and changes in their financial position for the periods then ended. The consolidated balance sheet of the Partnership as at March 31, 1995, including the notes thereto, is referred to as the "Balance Sheet," and March 31, 1995, is referred to as the "Balance Sheet Date."

          4.8   No Undisclosed Liabilities.  At the Balance Sheet  Date, the
                --------------------------
Partnership did not have any direct or indirect liabilities, obligations, indebtedness, claims, losses, damages, deficiencies or responsibilities, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute or contingent, including, without limitation, by way of setoffs or counterclaims ("Liabilities"), not reflected or disclosed in the Balance Sheet which were required to be reflected or disclosed therein in accordance with generally accepted accounting principles. Since the Balance Sheet Date, except as disclosed in the Disclosure Schedule, the Partnership has not incurred any such Liabilities.

          4.9   Absence of Certain Changes or Events.  Except as and to the
                ------------------------------------
extent set forth on the Balance Sheet, or as set forth on the Disclosure Schedule, since the Balance Sheet Date, there has not been (a) any material adverse change in the Condition of the Partnership; (b) any entry by the Partnership into any commitment or transaction material to the Partnership, which is not in the ordinary course of business and consistent with past practices; (c) any material change by the Partnership in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (d) except as required by the American Stock Exchange, any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to the partnership interests of the Partnership, or direct or indirect redemption, purchase or other acquisition of any BACs or other securities of the Partnership; (e) any revaluation by the Partnership of any of its assets, including without limitation, writing off of notes or accounts receivable, except any revaluation required by generally accepted accounting principles based on the value of the Merger Consideration ; (f) any action taken by the Partnership of the type referred to in Section 6.1.4 or 6.1.5 hereof; (g) any agreement by the Partnership to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Section 4 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having a material adverse effect upon the Condition of the Partnership; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by the Partnership, with any Person other than an Affiliate of the Merger Partnership, any BACs or other partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, BACs or other partnership interests; (j) any acquisition of assets by the Partnership, other than personal property not material to the Partnership acquired in the ordinary course of business and consistent with past practices, or (k) any disposition, encumbrance or mortgage of any assets or properties of the Partnership, other than personal property not material to the Partnership disposed of in the ordinary course of business and consistent with past practices.

          4.10  Litigation.  There is no action or proceeding or investigation
                ----------
pending or, to the Partnership's Knowledge, threatened against or involving the Partnership, any properties or rights of the Partnership or, to the Partnership's Knowledge, any Mortgaged Property which if adversely determined would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership nor is the Partnership, its assets or, to the Partnership's Knowledge, any Mortgaged Property subject to any Order which would have such an effect.

          4.11  Taxes.  To the Partnership's Knowledge, except as set forth on
                -----
the Disclosure Schedule, the Partnership has duly filed all tax returns that it was required to file, all such tax returns were correct and complete in all material respects and all taxes shown on such returns as due, if any, have been paid. The Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation. The Partnership does not have in effect an election pursuant to Section 754 of the Code. The Partnership's tax basis in the Mortgage Revenue Bonds and the working capital loans, including the interest receivable, is $112,625,954 as of December 31, 1994.

          4.12  Assets.  The Partnership has no assets other than the Mortgage
                ------
Revenue Bonds, the Liens represented by the Mortgage Revenue Documents, working capital loans (not including accrued interest) made to Owner Partnerships in the aggregate outstanding amount of $3,409,604 as of June 30, 1995 cash on hand (including operating cash and marketable securities) in the amount of $5,622,136 as of June 30, 1995, and personal property not material to the Partnership held in the ordinary course of business and consistent with past practices. The Partnership GP has no assets other than its partnership interest in the Partnership.

          4.13  Transactions with Affiliates.  Except as described in the
                ----------------------------
Disclosure Schedule or the SEC Filings, the Partnership has not entered into any of the following transactions with any Affiliate or Individual Affiliate in connection with which the Partnership has continuing obligations in effect as of the date of this Agreement: the direct or indirect purchase, acquisition or lease of any property from, or the sale, transfer or lease of any property to, or the borrowing of any money from, or the guarantee of any obligation of, or the acquisition of any stock, obligations or securities of, or the entering into of any merger or consolidation agreement, or any management, consulting, employment or similar fee arrangement or the entering into of any other transaction or arrangement with, or the making of any payment to, an Individual Affiliate, in the ordinary course of business or otherwise, which is not on terms at least as favorable to the Partnership as would have been applicable if such transaction had been entered into on an arm's-length basis with an unaffiliated third party.

          4.14  Disclosure.  To the Partnership's Knowledge, no written
                ----------
statement, certificate, schedule, list or other written information furnished by or on behalf of the Partnership to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          4.15  Brokers.  No broker, finder or investment banker is entitled to
                -------
any brokerage, finder's or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Partnership or the Partnership GP.

          4.16  General Partner Recommendation.  The Partnership GP has approved
                ------------------------------
and adopted the Transaction, has determined that the Transaction is fair to the holders of BACs, and has recommended that the holders of BACs approve the Transaction; provided, that the Partnership GP's continued recommendation
             --------
shall be subject to its receipt of a favorable Fairness Opinion. The Partnership has no general partners or holders of general partnership interests other than the Partnership GP.

          4.17  Compliance with Law.    The Partnership has conducted its
                -------------------
business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of the Partnership, the failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Partnership, provided, for purposes of this Section 4.17, the existence of any statute, law,
--------
treaty, rule, regulation or ordinance referred to in clause (ii) of the definition of Requirements of Law shall be subject to the Partnership's Knowledge.

          4.18  Mortgage Revenue Bonds and Mortgage Revenue Documents.
                -----------------------------------------------------

          4.18.1 The Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all of the files, documents and other written materials relating to the Mortgage Revenue Bonds and the Mortgage Revenue Documents, and to each Mortgaged Property (and, where relevant, to each Owner Partnership's obtaining title to its Mortgaged Property), that are in the possession or control of the Partnership and all documents related thereto that were executed by or on behalf of the Partnership or any Owner Partnership, including, without limitation, copies of the Mortgage Revenue Bonds, the Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments currently in effect, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifications, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to such files, documents and other written materials that were prepared, received or stored by C.R.I., Inc.'s former housing acquisition department during the time that Richard L. Kadish was supervising such department (the "Housing Acquisition Department Files"), the Partnership represents and warrants only that it has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and, to the Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          4.18.2 The Partnership is the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the

Mortgage Revenue Documents, free and clear of any Lien, and, at the Effective Time, the Surviving Partnership will be the sole legal and beneficial owner and holder of the Mortgage Revenue Bonds and the Mortgage Revenue Documents, free and clear of any Lien (without taking into account the Financing or the Bond Refinancing or any act of the Merger Partnership). The Partnership has not endorsed, granted, assigned, transferred or otherwise pledged, encumbered or set over the Mortgage Revenue Bonds and/or the Mortgage Revenue Documents to any Person.

          4.18.3 The amounts of unpaid principal balance of each of the Mortgage Revenue Bonds and the amount of accrued and unpaid base interest thereunder, specifying the amounts of deferred construction period base interest, past due base interest and interest on such interest, are set forth in the Disclosure Schedule.

          5.    Representations and Warranties of the Owner Partnerships.
                --------------------------------------------------------

          Subject to Section 10.3 below, each of the Owner Partnerships (or, as specified below, the Designated Owner Partnership) represents and warrants, as to itself only, to the Merger Partnership as follows:

          5.1   Formation and Qualification.  Such Owner Partnership is a
                ---------------------------
limited partnership duly formed, validly existing and in good standing under the laws of the State set forth opposite its name on the Disclosure Schedule and has the requisite power to carry on its business as now conducted. Such Owner Partnership is duly qualified, licensed and authorized as a foreign limited partnership to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or licensing necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on its Condition. Copies of the certificate of limited partnership and the agreement of limited partnership for such Owner Partnership have heretofore been delivered or made available to the Merger Partnership and are accurate and complete as of the date hereof. Such Owner Partnership is not in default under or in violation of any provision of its limited partnership agreement, except for such defaults or violations which would not have any material adverse effect on the Condition of such Owner Partnership.

          5.2   No Subsidiaries.  Such Owner Partnership does not have any
                ---------------
Subsidiaries or any equity or similar interest, whether voting or non-voting, in any Person. The only real and personal property owned or leased by such Owner Partnership is the applicable Mortgaged Property owned by it as set forth in the Disclosure Schedule, other than personal property held in the ordinary course of business and consistent with past practices. The sole business and purpose of such Owner Partnership is to own, manage, operate and lease the applicable Mortgaged Property owned by it.

          5.3   Partners and Capitalization.  Set forth on the Disclosure
                ---------------------------
Schedule is a list of all of the partners in such Owner Partnership and their respective partnership interests therein, and all of the direct and indirect beneficial owners in each such partner and their respective ownership interests therein. There are no outstanding options, warrants, calls, subscriptions or other rights or other agreements or commitments obligating such Owner Partnership or any of its Affiliates to issue, transfer or sell any additional partnership interests of such Owner Partnership. All issued and outstanding partner interests of such Owner Partnership are validly issued, and the purchase price therefor has been paid in full.

          5.4   Authority Relative to this Agreement.  Such Owner Partnership
                ------------------------------------
has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Owner Partnership and the consummation by such Owner Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Owner Partnership and no other proceedings on the part of such Owner Partnership are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Owner Partnership and constitutes a valid and binding obligation of such Owner Partnership enforceable against such Owner Partnership in accordance with its terms.

          5.5   No Conflicts.  With respect only to the Designated Owner
                ------------
Partnership, except as set forth in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Designated Owner Partnership nor the consummation of the transactions contemplated hereby (excluding the Financing and the Bond Refinancing) nor compliance by the Designated Owner Partnership with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Designated Owner Partnership under any of the terms, conditions or provisions of (x) the certificate of limited partnership of the Designated Owner Partnership or the agreement of limited partnership of the Designated Owner Partnership or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, material agreement or other material instrument or obligation to which the Designated

Owner Partnership is a party or to which it or any of its properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in Section 5.6 below, to the Designated Owner Partnership's Knowledge, violate any Order, statute, rule or regulation applicable to the Designated Owner Partnership or any of its properties or assets, except, in the case of each of clauses (i) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, or creations of Liens which would not, in the aggregate, have any material adverse effect on the Condition of the Designated Owner Partnership.

          5.6   Governmental Approvals.  With respect only to the Designated
                ----------------------
Owner Partnership, except as set forth in the Disclosure Schedule, other than in connection with or in compliance with the provisions of the limited partnership act of the state of its formation, the Exchange Act, the Securities Act, the "takeover" laws of various states, and the Hart-Scott-Rodino Act, to the Designated Owner Partnership's Knowledge no notice to, filing with, or authorization, consent or approval of any domestic or foreign public body or authority is necessary for the consummation by the Designated Owner Partnership of the transactions contemplated by this Agreement (excluding the Financing and the Bond Refinancing).

          5.7   Financial Statements.  With respect only to the  Designated
                --------------------
Owner Partnership, the Designated Owner Partnership has heretofore delivered or made available to the Merger Partnership its annual financial statements, which financial statements are listed on the Disclosure Schedule, all of which financial statements have been prepared in accordance with the principles of the income tax basis of accounting applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of the Designated Owner Partnership as of the date thereof and the results of its operations and changes in its financial position for the periods then ended.

          5.8   No Undisclosed Liabilities.  With respect only to the Designated
                --------------------------
Owner Partnership, the Designated Owner Partnership does not have any Liabilities not reflected or disclosed in its financial statements referred to in Section 5.7 above which were required to be reflected or disclosed therein in accordance with the principles of the income tax basis of accounting. Since the date of its financial statements referred to in Section 5.7 above, except as may otherwise be disclosed in the Disclosure Schedule, the Designated Owner Partnership has not incurred any such Liabilities.

          5.9   Absence of Certain Changes or Events.  With respect only to the
                ------------------------------------
Designated Owner Partnership, except as and to the extent set forth on its applicable financial statements referred to in Section 5.7 above, or except as described in the Disclosure Schedule, since the date of such financial statements, there has not been (a) any material adverse change in its Condition; (b) any entry by it into any commitment or transaction which is not in the ordinary course of its business and consistent with past practices; (c) any material change by it in accounting principles or methods except insofar as may be required by a change in principles of the income tax basis of accounting; (d) any declaration, payment or setting aside for payment of any distributions (whether in cash or property) in respect to its partnership interests or any other of its securities; (e) any revaluation by it of any of its assets, including without limitation, writing off of notes or accounts receivable other than in the ordinary course of business and consistent with past practices; (f) any action taken by it of the type referred to in Section 6.2.4 or 6.2.5 hereof; (g) any agreement by it to take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this
Section 5 untrue or incorrect; (h) any damage, destruction or loss, whether covered by insurance or not, having an adverse effect upon its Condition; (i) any issuance, grant, sale or pledge or agreement to issue, grant, sell or pledge by it, with any Person other than an Affiliate of the Merger Partnership, any partnership interests or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, partnership interests; (j) any acquisition of assets by it other than in the ordinary course of business and consistent with past practices; or (k) any disposition, encumbrance or mortgage of any of its assets or properties other than in the ordinary course of business and consistent with past practices.

          5.10  Mortgaged Properties.
                --------------------

          5.10.1 With respect only to the Designated Owner Partnership, the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership a true, correct and complete set of all the files, documents and other written materials relating to the Mortgaged Property owned by the Designated Owner Partnership (and to its obtaining title to such Mortgaged Property), or the Mortgage Revenue Bonds and the Mortgage Revenue Documents related thereto, that are in the possession or control of the Designated Owner Partnership and all documents related thereto that were executed by or on behalf of the Partnership or the Designated Owner Partnership, including, without limitation, copies of such Mortgage Revenue Bonds, such Mortgage Revenue Documents, Environmental Reports, any letters of credit or other credit enhancement instruments, title insurance policies, hazard insurance policies, flood insurance policies and other insurance policies, all balance sheets, operating statements and other financial statements, all existing engineering reports, soil studies and reports, plans, specifica-tions, architectural and engineering drawings, completion bonds, arrangements, warranties, commitments and other similar reports, studies and items, leases and contracts, property management and leasing brokerage agreements and other writings whatsoever. Notwithstanding the foregoing, with respect to the Housing Acquisition Department Files, the Designated Owner Partnership represents and warrants only that the Designated Owner Partnership has herewith or heretofore delivered or made available to the Merger Partnership, a true, correct and, to the Designated Owner Partnership's Knowledge, complete set of the Housing Acquisition Department Files.

          5.10.2 With respect only to each Designated Owner Partnership, the Designated Owner Partnership has good and marketable title to the Mortgaged Property owned by it. To the Designated Owner Partnership's Knowledge, neither the Mortgaged Property nor other assets of the Designated Owner Partnership is subject to any Lien except (a) Liens securing the Mortgage Revenue Bonds, (b) Permitted Statutory Liens, (c) Liens for taxes not yet delinquent or the validity of which are being contested in good faith by appropriate actions and for which appropriate reserves have been made, and (d) Liens which do not in the aggregate have an adverse effect on the Condition of the Designated Owner Partnership.

          5.11  No Action.  With respect only to the Designated Owner
                ---------
Partnership, except for landlord/tenant collection and eviction actions or as set forth on the Disclosure Schedule, there is no action or proceeding or investigation pending or, to the Designated Owner Partnership's Knowledge, threatened against or involving the Designated Owner Partnership, any properties or rights of the Designated Owner Partnership or the Mortgaged Property owned by it which if adversely determined would, individually or in the aggregate, have an adverse effect on the Condition of the Designated Owner Partnership nor is the Designated Owner Partnership, its assets or such Mortgaged Property subject to any Order which would have such an effect. Without limiting the generality of the foregoing, the Designated Owner Partnership is not a debtor in any state or federal bankruptcy, insolvency, liquidation, reorganization, receivership or arrangement proceeding, and no such proceeding is pending or has been threatened in writing.

          5.12  Taxes.  Except as may otherwise be set forth on the Disclosure
                -----
Schedule, to such Owner Partnership's Knowledge, such Owner Partnership has duly filed all tax returns that it was required to file and all such tax returns were correct and complete. Such Owner Partnership constitutes a partnership for all income tax purposes rather than a corporation or association taxable as a corporation.

          5.13  Compliance with Law.  With respect only to the Designated Owner
                -------------------
Partnership, the Designated Owner Partnership has conducted its business so as to comply with all applicable Requirements of Law relating to or affecting the operations, conduct or ownership of the property or business of such Designated Owner Partnership, failure to comply with which would, individually or in the aggregate, have a material adverse effect on the Condition of the Designated Owner Partnership, provided, for purposes of this Section 5.13, the existence of
                   --------
any statute, law, treaty, rule, regulation or ordinance referred to in clause
(ii) of the definition of Requirements of Law shall be subject to the Designated Owner Partnership's Knowledge.

          5.14  Disclosure.  With respect only to the Designated Owner
                ----------
Partnership, to the Designated Owner Partnership's Knowledge, no written statement, certificate, schedule, list or other written information furnished by or on behalf of the Designated Owner Partnership, or otherwise made available, to the Merger Partnership pursuant to this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

          6.    Conduct of Business Pending the Merger.
                --------------------------------------

          6.1   Conduct of Business by the Partnership Pending the Merger.  The
                ---------------------------------------------------------
Partnership covenants and agrees that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.1.1 The business of the Partnership shall be conducted only in, and the Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and the Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.1.2 Except as contemplated hereby, the Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, except in the ordinary course of business and consistent with past practices, any properties or assets of the Partnership (including, without limitation, any indebtedness owed to it, including any Mortgage Revenue Bonds, or any claims held by it); (ii) whether or not in the ordinary course of business, sell or dispose of any property or asset which is material to the Partnership; (iii) whether or not in the ordinary course of business, permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iv) amend or propose to amend the Partnership Agreement, the Partnership Certificate or similar organizational documents, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (v) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests or BACs; provided, however, that, subject to Sections 501,
                               --------  -------
502, 503, 504, 511, 512 and 513 of the American Stock Exchange Guide, the Partnership may accrue, on a monthly basis, an amount up to $.10 per BAC, in calendar year 1996, and pay, on a quarterly basis, such accrued amount to the holders of BACs; (vi) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests or BACs; or (vii) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.1.3 Except as contemplated hereby, the Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any BACs or partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any BACs or partnership interests, or any other securities in respect of, in lieu of, or in substitution for, BACs or partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or, except in the ordinary course of business and consistent with past practices, purchase of any property or assets of any other Person; (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances other than in the ordinary course of business and consistent with past practices; (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document, other than in the ordinary course of business and consistent with past practices; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.1.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section 6.1.3.

          6.1.4 The Partnership shall not make any tax election which may have a material adverse effect on the Condition of the Partnership or the Merger Partnership, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. The Partnership GP shall halt, suspend or limit trading of BACs to the extent necessary to prevent a termination of the Partnership for income tax purposes as a result of such trading or such trading in combination with the consummation of the Transaction.

          6.1.5 The Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this Section 6.1 or any action which would make any representation or warranty in Section 4 hereof untrue or incorrect in any material respect.

          6.2   Conduct of Business by the Owner Partnerships Pending the
                ---------------------------------------------------------
Merger.  Each of the Owner Partnerships covenants and agrees, for itself only,
------
that, from the date of this Agreement until the Effective Time, unless the Merger Partnership shall otherwise agree in writing or as otherwise expressly contemplated by this Agreement:

          6.2.1 The business of such Owner Partnership shall be conducted only in, and such Owner Partnership shall not take any action except in, the ordinary course of business and consistent with past practices, and such Owner Partnership shall use all commercially reasonable efforts to maintain and preserve its business organization, assets, prospects and advantageous business relationships.

          6.2.2 Except as contemplated hereby, such Owner Partnership shall not directly or indirectly do any of the following: (i) sell, transfer, pledge, dispose of or encumber, any properties or assets of such Owner Partnership (including, without limitation, any Mortgaged Property, any indebtedness owed to it or any claims held by it), other than personal property not material to such Owner Partnership which is sold or disposed of in the ordinary course of business consistent with past practices; (ii) permit any property or assets to become subject to any material Lien, other than Permitted Statutory Liens; (iii) amend or propose to amend the agreement of limited partnership, the certificate of limited partnership or similar organizational documents of such Owner Partnership, any tax returns or any Mortgage Revenue Bonds or Mortgage Revenue Documents; (iv) declare, set aside or pay any distribution, payable in cash, securities, property or otherwise, with respect to any of its partnership interests; (v) redeem, purchase or otherwise acquire or offer to redeem, purchase or otherwise acquire any partnership interests; or
(vi) authorize or propose any of the foregoing, or enter into any contract, agreement, commitment, or arrangement to do any of the foregoing.

          6.2.3 Except as contemplated hereby, such Owner Partnership shall not, directly or indirectly, (i) issue, sell, pledge or dispose of, or authorize, propose or agree to the issuance, sale, pledge or disposition of, any partnership interests, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any partnership interests, or any other securities in respect of, in lieu of, or in substitution for, partnership interests outstanding on the date hereof; (ii) acquire (by merger, consolidation, or acquisition of stock or assets) any other Person, or make any investment either by purchase of stock or securities, contributions to capital, property transfer, or purchase of any property or assets of any other Person (other than personal property with a fair market value of $10,000 or less purchased in the ordinary course of business and consistent with past practices); (iii) incur any indebtedness for money borrowed or issue any debt securities or assume or guarantee any of the foregoing, except short-term indebtedness incurred in the ordinary course of business and consistent with past practices; (iv) endorse, or otherwise as an accommodation become responsible for, the obligations of any other Person, or make any loans or advances (other than loans and advances not material to such Owner Partnership made in the ordinary course of business and consistent with past practices); (v) voluntarily incur any other liability or obligation (absolute, accrued, contingent or otherwise), except in the ordinary course of business and consistent with past practices; (vi) waive, release, grant or transfer any rights of material value or modify or change in any material respect any agreement with or arrangement relating to any existing material license, lease, contract or other document; (vii) authorize or effect any material change in its capitalization; or (viii) authorize or commit to any of the actions prohibited in this Section 6.2.3, or enter into or modify any contract, agreement, commitment or arrangement to do any of the actions prohibited in this Section
6.2.3. Notwithstanding the foregoing, the parties hereby agree that each Owner Partnership may make unbudgeted expenditures of up to $10,000 in the aggregate without the consent of the Merger Partnership.

          6.2.4 Such Owner Partnership shall not make any material tax election, change any material tax accounting method or settle or compromise any material federal, state, local or foreign income tax liability. Such Owner Partnership shall be permitted to file and contest any pending real estate tax assessment appeal in the ordinary course business and consistent with past practices, provided, that if such Owner Partnership is a Designated Owner
           --------
Partnership, it shall promptly notify the Merger Partnership of any proposed or pending increases to the valuation of its real property or the amount or rate of real estate taxes payable thereon.

          6.2.5 Such Owner Partnership shall not take any action or agree, in writing or otherwise, to take any of the actions prohibited by this
Section 6.2 or any action which would make any representation or warranty in
Section 5 hereof untrue or incorrect in any material respect.

          7.    Additional Agreements.
                ---------------------

          7.1   Proxy Statement; Other Filings.  As promptly as practicable
                ------------------------------
after the date hereof, the Partnership and the Merger Partnership shall jointly prepare and the Partnership shall file with the Commission under the Exchange Act, and shall use all commercially reasonable efforts to have cleared by the Commission, and promptly thereafter the Partnership shall mail to its limited partners and holders of BACs, a proxy statement and form of proxy with respect to the meeting of the partners of the Partnership referred to in Section 7.2 hereof, all the costs of which shall be advanced by the Merger Partnership. The term "Proxy Statement" shall mean such proxy statement at the time it initially is mailed to the limited partners of the Partnership and the holders of BACs and all amendments or supplements thereto, if any, similarly filed and mailed. As soon as practicable after the date of this Agreement, the Partnership and the Merger Partnership shall promptly prepare and file any other filings required under the Exchange Act, or any other federal or state securities laws relating to the Merger and the transactions contemplated herein ("Other Filings"). The Partnership shall notify the Merger Partnership promptly of the receipt of any comments of the Commission and of any request by the Commission for amendments or supplements to the Proxy Statement or by any other governmental official with respect to any Other Filing or for additional information and will supply the Merger Partnership with copies of all correspondence between the Partnership and its representatives, on the one hand, and the Commission or the members of its staff or any other appropriate government official on the other hand, with respect to the Proxy Statement and any Other Filings. The Partnership and the Merger Partnership each shall use all commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Filing; and the Partnership, after consultation with the Merger Partnership, shall use all commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement and any Other Filing and any preliminary version thereof and cause the Proxy Statement and related form of proxy to be mailed to the limited partners of the partnership and holders of BACs at the earliest practicable time. The Partnership shall notify the Merger Partnership of its intention to mail the Proxy Statement to the limited partners of the

Partnership and the holders of BACs, both orally and in writing, at least 48 hours prior to the intended time of such mailing. The information provided and to be provided by the Merger Partnership and the Partnership, respectively, for use in the Proxy Statement and any Other Filings shall, on the date the Proxy Statement is first mailed to the limited partners of the Partnership and the holders of BACs or any Other Filing is filed with the appropriate governmental official and in each case on the date of the meeting of the limited partners of the Partnership and the holders of BACs referred to in Section 7.2 hereof, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not false or misleading, and the Partnership and the Merger Partnership each agree to correct any such information provided by it for use in the Proxy Statement or any Other Filing which shall have become false or misleading. The Proxy Statement and any Other Filing, when filed with the Commission, shall comply as to form in all material respects with all applicable requirements of law.

          7.2   Meeting of the Limited Partners.  The Partnership shall take all
                -------------------------------
action necessary, in accordance with the Partnership Act, the Partnership Certificate and the Partnership Agreement to duly call, give notice of, convene and hold a meeting of the limited partners of the Partnership as promptly as practicable to consider and vote upon and obtain BAC Holder Approval of the Transaction, including, without limitation, the Merger, this Agreement, the replacement of the Partnership GP with the CAPREIT General Partner pursuant to
Section 2.3, and certain amendments to the Partnership Agreement (including, without limitation, to expressly authorize the Merger, this Agreement and the transactions contemplated hereby and the issuance of a limited partner interest in the Partnership pursuant to Section 7.14 below) (the "Meeting"). The Proxy Statement shall contain the determinations and recommendations of the Partnership GP as to the Transaction as set forth in Section 4.16 hereof. The Partnership shall use all commercially reasonable efforts to solicit from holders of BACs proxies in favor of adoption and approval of the Transaction and to take all other action necessary or, in the reasonable judgment of the Merger Partnership, helpful to secure the BAC Holder Approval of the Transaction. At any such Meeting, CAPREIT shall vote, or cause to be voted, all of the partnership interests in the Partnership then owned by CAPREIT or any of its Affiliates in favor of the Transaction.

          7.3   Fees and Expenses.
                -----------------

                7.3.1 If this Agreement or the transactions contemplated hereby are terminated or abandoned, and

                    (i) such termination or abandonment results from the breach by the Partnership of the covenant set forth in Section 7.5, from a Fiduciary Out Termination or from a wilful and material breach by the Partnership of any of its covenants or agreements set forth in this Agreement (specifically excluding any representations and warranties set forth in Section 4); or

                    (ii) after the date of this Agreement and prior to or contemporaneously with such termination or abandonment, (A) the Partnership or the Partnership GP enters into any letter of intent or agreement with any Person (including the Partnership or any of its Affiliates and excluding the Merger Partnership and its Affiliates) or group (as defined in Section 13(d)(3) of the Exchange Act) (collectively, the "Designated Persons") relating to a (x) tender offer or exchange offer for any outstanding BACs at a per BAC price in excess of the Merger Consideration or (y) a Business Combination with or involving the Partnership or any of its Affiliates, or any transaction involving a transfer of beneficial ownership of BACs representing at least 10% of the outstanding BACs, (B) the Partnership or the Partnership GP shall file with the Commission a Schedule 14D-9 or similar document, or make any public announcement or communication,
          (x) recommending, endorsing or supporting a proposal, plan or intention by the Partnership or another Designated Person to effect any of the foregoing transactions or (y) failing to recommend, endorse and support the Transaction (unless the investment banking firm retained by the Partnership does not deliver a Fairness Opinion), or
          (C) any Designated Person shall have acquired beneficial ownership of at least 33 1/3% of the outstanding BACs (the foregoing events are herein collectively referred to as "Triggering Events"); or

               (iii) Within 270 days from the date of termination or abandonment of this Agreement, a Triggering Event shall have resulted in the Partnership or any holders of outstanding BACs receiving consideration (determined on a per BAC basis) in excess of the Merger Consideration.

then the Partnership shall pay to the Merger Partnership, within seven business days of written request therefor, a fee in the amount of $2.25 million cash. The parties intend that the payment of such fee and the payment of expenses as provided in Section 7.3.2 shall be the sole remedy for breach of this Agreement by the Partnership or any Owner Partnership and shall be made as liquidated damages in full satisfaction of the Partnership's or any Owner Partnership's liabilities or obligations hereunder.

          7.3.2    (a)  If the Transaction is terminated or abandoned due to
(w) a wilful and material breach of the Merger Agreement by the Partnership or any Owner Partnership (other than a breach consisting solely of a breach of any representations or warranties set forth in Section 4 or 5), (x) the failure to fulfill the conditions specified in Section 8.3.1 or 8.3.3 (solely as it relates to Section 8.3.1) by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9, the Partnership shall bear all of its own expenses and, in addition, shall promptly reimburse the Merger Partnership and its Affiliates for all reasonable out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, outside accountants, investment banking firms, financing sources, third party experts and third party consultants to the Merger Partnership and its Affiliates) incurred by them or on their behalf in connection with the Transaction and the Proxy Statement, provided, that if and only if a payment is due under this Section 7.3.2(a) and
--------
the closing under the Other Merger Agreement shall have occurred, then the amount payable under this Section 7.3.2(a) shall not exceed a maximum amount equal to the sum of (i) the amount of all such reasonable out-of-pocket expenses directly allocable to the transactions contemplated by this Agreement and (ii) 50% of the aggregate amount of any other such expenses incurred in connection both with the transactions contemplated by this Agreement and the transactions contemplated by the Other Merger Agreement and not directly allocable to the transactions contemplated by the Other Merger Agreement. Notwithstanding anything to the contrary herein, the aggregate amount payable by the Partnership to the Merger Partnership and its Affiliates pursuant to this Section 7.3.2(a) shall not exceed $2 million.

          (b) Unless the Transaction is terminated or abandoned due to (w) a wilful and material breach by the Partnership or any Owner Partnership of this Agreement, (x) the failure to fulfill the conditions specified in Section 8.3.1,
8.3.3 (solely as it relates to Section 8.3.1), or 8.3.11 by the Partnership or any Owner Partnership, (y) a Fiduciary Out Termination or (z) the election by the Merger Partnership to terminate this Agreement pursuant to Section 9.1.9 or 9.1.10, the fees and expenses listed below shall be paid as follows:

          The Merger Partnership shall pay or reimburse the costs of (i) preparing, filing, printing and distributing the Proxy Statement and reasonable legal fees and expenses of counsel to the Merger Partnership and counsel to the Partnership, including in its capacity as counsel for the Owner Partnerships, and accounting fees and expenses of the Partnership's and the Owner Partnerships' outside accountants (such fees and expenses of the Partnership's counsel and accountants to be directly related to the Proxy Statement and the Transaction only), (ii) any fees to lenders in connection with obtaining the Commitment Letter or consummating the Financing or the Bond Refinancing, (iii) any transfer taxes and/or other reasonable out-of-pocket costs payable in connection with the Transaction, except as provided below, and (iv) the costs of any due diligence performed by or on behalf of the Merger Partnership, including any costs incurred by the Partnership in connection with such due diligence, but only with the prior approval by the Merger Partnership of any such cost incurrence. The Partnership shall pay the costs of (A) obtaining the Fairness Opinion and related legal and accounting fees and expenses, (B) the legal and accounting fees and expenses of the Partnership incurred in connection with the negotiation of this Agreement and
(C) reimbursement of staff time and other internal costs of the Partnership GP and its Affiliates.

          (c) The Partnership agrees that, without at least 14 days' prior notice to the Merger Partnership and the prior written consent of the Merger Partnership, the Partnership shall not pay or incur in excess of $75,000 for reimbursement of staff time or other internal costs of the Partnership GP and its Affiliates through December 31, 1995. If the Closing Date shall not occur on or prior to December 31, 1995, the Partnership shall prepare new projections of such expenses by calendar quarter, subject to the approval by the Merger Partnership in its reasonable judgement, and shall not pay or incur expenses in excess of such projections.

          (d) Any request for reimbursement under Section 7.3.2(a) or (b) shall be made together with itemized invoices or other appropriate expense documentation.

          (e) Except as provided in this Section 7.3.2 or otherwise in this Agreement, all costs and expenses incurred in connection with the Transaction shall be paid by the party incurring such expenses, whether or not the Transaction is consummated and, in any case, the Partnership GP shall pay its own legal fees and other expenses.

          7.4   Further Agreements.
                ------------------

          7.4.1 Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including (i) using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts and instruments; (ii) using all commercially reasonable efforts (a) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations, (b) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby (collectively, "Designated Actions"), (c) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (d) to effect all necessary registrations and filings, including, but not limited to, filings under the Hart-Scott-Rodino Act, if any, and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligations of the Partnership and the Merger Partnership to use "all commercially reasonable efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to pay or incur additional obligations to such other parties.

          7.4.2 In connection with any Designated Action, the Partnership hereby agrees to: (i) promptly deliver to the Merger Partnership copies of all complaints, pleadings and other filings relating to any Designated Action; (ii) provide drafts of its reply, motions and other pleadings to the Merger Partnership for review and comment prior to filing or serving any such reply, motion or pleading and not to file any such reply, motion or pleading until the earlier of (x) receipt of consent from the Merger Partnership or (y) the day of the deadline for such motion, reply or pleading; and (iii) consult with the Merger Partnership in a timely manner prior to taking any other action.

          7.5   Shop Limitation.
                ---------------

          7.5.1 Subject to Section 7.5.2 below, each of the Partnership and the Partnership GP will not, directly or indirectly, through any general partner, officer, director, agent, or Affiliate of any of the foregoing, or otherwise (i) solicit, initiate or invite the submission of inquiries, proposals or offers from any Person relating to any Business Combination, or (ii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any Person any information with respect to the business, properties or assets of the Partnership or any of the foregoing, or
(iii) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. The Partnership shall immediately notify the Merger Partnership if any such proposal or offer, or any inquiry or contact with any Person with respect thereto, is made.

          7.5.2   If the Partnership GP is required because of its
fiduciary obligations to the holders of BACs to respond to an unsolicited inquiry, contact or proposal related to a Business Combination made by a third party to the Partnership (an "Alternative Proposal"), nothing in this Agreement shall prohibit the Partnership GP or the Partnership from responding to such Alternative Proposal, making any required disclosures under federal securities laws, providing information regarding the Partnership to the party making such Alternative Proposal, negotiating with such party in good faith, terminating this Agreement or taking any other action otherwise prohibited by Section 7.5.1 above because it is required to by fiduciary obligations to accept an Alternative Proposal (a "Fiduciary Out Termination"); provided, however, that
                                                      --------  -------
the Partnership agrees to give the Merger Partnership reasonable notice of any such response, negotiations or other matters, as well as a reasonable opportunity to respond, taking into account in good faith the facts and circumstances prevailing at the time of such response, negotiation or other matters.

          7.6   Additional Financial Statements.  (a) As soon as reasonably
                -------------------------------
practicable after they become publicly available, the Partnership shall furnish the Merger Partnership with (i) a consolidated balance sheet of the Partnership and related consolidated statements of operations and cash flows for all quarterly periods subsequent to the Balance Sheet Date and prior to the Effective Time, accompanied by statements by the Partnership GP that, in the opinion of the Partnership GP, such financial statements of the Partnership have been prepared pursuant to the rules and regulations of the Commission and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments and other adjustments of a normal and recurring nature) the consolidated financial condition and results of operations of the Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that the Partnership shall prepare for any interim period subsequent to the Balance Sheet Date and prior to the Effective Time.

          (b) As soon as reasonably practicable after they are prepared, each Owner Partnership shall furnish the Merger Partnership with (i) a balance sheet of such Owner Partnership and related statements of operations, changes in partners' deficit and cash flows for all annual periods subsequent to the date hereof and prior to the Effective Time, accompanied by statements by its general partner that, in the opinion of such general partner, such financial statements have been prepared in conformity with the income tax basis of accounting applied on a consistent basis and fairly present (subject, in the case of unaudited financial statements, to changes resulting from year-end audit adjustments) the financial condition, results of operations and cash flows of such Owner Partnership, as of the dates and for the periods covered by such statements and (ii) any other financial statements that such Owner Partnership shall prepare for any interim period subsequent to the date hereof and prior to the Effective Time.

          7.7   Access to Information; Confidentiality.
                --------------------------------------

          7.7.1 Each of the Partnership and the Owner Partnerships shall, and shall cause its employees, consultants, accountants, counsel and agents to, afford to the Merger Partnership and its representatives and to the banks, lenders, financial institutions and others providing financing for the Transaction and others, complete access at all reasonable times to, from the date of this Agreement until the Effective Time, its offices, facilities, personnel, properties, books, records and contracts, and shall furnish the Merger Partnership and its representatives and such banks, lenders, financial institutions and others all financial, operating and other data and information as the Merger Partnership and its representatives and such banks, lenders, financial institutions and others, through their respective officers, employees or agents, may reasonably request.

          7.7.2 The confidentiality agreement, dated February 10, 1995, between CAPREIT and the Partnership shall remain in full force and effect in accordance with its terms and shall apply to any information provided pursuant to this Section 7.7 or otherwise under this Agreement. The Merger Partnership hereby adopts and agrees on behalf of itself and its Affiliates to be bound by all of the terms and conditions of such confidentiality agreement, as if restated in full herein.

          7.7.3 No investigation pursuant to this Section 7.7 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

          7.8   Public Announcements.  No press release or announcement
                --------------------
concerning this Agreement or the Transaction shall be issued without advance approval of the form and substance thereof by the Partnership and the Merger Partnership. Notwithstanding the foregoing, each of the Partnership and the Merger Partnership will use all commercially reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements with respect hereto, provided, such obligation to use all
                                --------
commercially reasonable efforts shall be deemed satisfied if a draft of a press release or announcement is delivered for comment at least 24 hours prior to public release.

          7.9   Agreement to Defend and Indemnify.  For a period of 3 years and
                ---------------------------------
6 months from and after the Effective Time, the Surviving Partnership will continue in full force and effect for the benefit of the Partnership GP, the Assignor Limited Partner and their Affiliates the provisions of the Partnership Agreement, as currently in effect, related to indemnification of the Partnership GP, the Assignor Limited Partner and their Affiliates as if the Partnership GP and the Assignor Limited Partner continued to serve the Partnership as general partner and assignor limited partner, respectively, after the Effective Time. CAPREIT hereby guarantees the obligations of the Surviving Partnership under this Section 7.9 as if it were the indemnifying party thereunder, except that its obligations shall not be limited to the assets of the Surviving Partnership. For purposes of this Section 7.9 only, the term Affiliates shall have the meaning ascribed to such term in Section 5.08 of the Partnership Agreement.

          7.10  Notification of Certain Matters.  Each of the Partnership and
                -------------------------------
the Owner Partnerships shall give prompt notice to the Merger Partnership, and the Merger Partnership and its Affiliates shall give prompt notice to the Partnership and the pertinent Owner Partnership, as the case may be, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Agreement and made by it to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, and (ii) any material failure of the Partnership, any Owner Partnership or the Merger Partnership, as the case may be, or of any general partner, officer, director, employee or agent of any thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, provided, however, that no such
                                            --------  -------
notifications shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

          7.11  Cooperation.  Each of the Partnership and the Partnership GP
                -----------
shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates in consummating the Financing, the Bond Refinancing and related transactions. In this regard, the Partnership and the Partnership GP consent to, and shall use all commercially reasonable efforts to assist, and cooperate with, the Merger Partnership, CAPREIT and their respective Affiliates with respect to, contacts by representatives of the Merger Partnership, CAPREIT and their Affiliates with issuers of the Mortgage Revenue Bonds and their representatives; provided, that
                                                                 --------
no Bond Refinancing shall close prior to the Effective Time. The Partnership and the Partnership GP shall be reimbursed for all reasonable out-of-pocket costs incurred by them in connection with such assistance and cooperation.

          7.12  Acquisition.  (a) On the Closing Date, C.R.I., Inc. ("CRI")
                -----------
shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which the mortgage servicing and administrative fees are payable to CRI by the owners of the Mortgaged Properties, including the right to all fees thereunder for a price of $667,485 in cash, payable to CRI for servicing and administrative fees accrued through June 30, 1995.

          (b) On the Closing Date and subject to the approval of its board of directors and further subject to any necessary modification of the Memorandum of Understanding (as defined in Section 8.1.4), CRIIMI Mae Services Limited Partnership ("CRIIMI") shall sell, assign and transfer to a designee of CAPREIT its rights under the agreement pursuant to which mortgage servicing and administrative fees are payable to CRIIMI by the owners of the Mortgaged Properties, including the right to all fees thereunder, whether accrued as of the date hereof or that shall accrue or become payable from and after the date hereof, for a price of $566,676 in cash, payable to CRIIMI for servicing and administrative fees accrued from July 1, 1995 through the Closing Date (the "Accrued Fee Amount"), provided, that if the Closing shall occur after June 30,
                       --------
1996, then the Accrued Fee Amount shall be increased at the rate of $47,223 per month, it being understood that any partial month shall be pro rated according to the actual number of days elapsed.

          7.13  Treatment of Owner Partnerships.  At the sole discretion of
                -------------------------------
CAPREIT, each of the Owner Partnerships shall be treated as provided in one or more of the following subsections:

          (a) On the Closing Date, each of the partners of the Owner Partnerships shall sell, assign and transfer to CAPREIT or a designee thereof, for no additional consideration, all of the partnership interests in such Owner Partnership, all on terms and conditions to be determined by CAPREIT and the Owner Partnership;

          (b) On the Closing Date, each of the partners of each of the Owner Partnerships shall admit CAPREIT or its designee as the managing general partner of each of the Owner Partnerships, the partnership interests of each of the other partners of each of the Owner Partnerships shall be converted into limited partner interests in the applicable Owner Partnership, which limited partner interests shall not be transferable, and CAPREIT shall have the option to purchase such limited partner interests at any time during the five (5) year period following the Closing Date for fair market value, which fair market value shall be deemed for the purposes hereof to be the proportionate interest of such limited partner in the value of the property as encumbered; as managing general partner, CAPREIT or its designee shall have exclusive power and authority to consummate any Bond Refinancings without the consent of any of the partners; or

          (c) On the Closing Date, each of the Owner Partnerships shall sell, assign and transfer to CAPREIT or its designee, for no additional consideration and at no additional cost to the Owner Partnerships, all of the real property and other assets of such Owner Partnerships, all on terms and conditions to be determined by CAPREIT and the Owner Partnerships.

          7.14  Partnership Interests.  On the Closing Date and concurrently
                ---------------------
with or immediately prior to the Merger, at the request of CAPREIT, the Partnership shall issue to a designee of CAPREIT a limited partner interest in the Partnership in exchange for a capital contribution of certain real properties and/or other assets, all on terms and conditions to be determined by CAPREIT and the Partnership; provided that such issuance of a limited
                             --------
partnership interest shall not be effective unless the Merger is consummated.

          7.15  Tax Returns.  (a) Neither the Merger Partnership nor CAPREIT
                -----------
shall cause the Surviving Partnership to, and the Surviving Partnership shall not, (x) amend any portion of any tax returns for years ending prior to the Effective Time to the extent that such portion relates to the accrual of interest on the Mortgage Revenue Bonds or (y) without the prior consent of the Partnership GP or its designee, which consent shall not be unreasonably withheld, otherwise amend, in any material respect, tax returns for years ending prior to the Effective Time.

          (b) The Surviving Partnership, CAPREIT and the Partnership GP shall use all commercially reasonable efforts to cooperate with and assist each other so that, after the Closing Date, all tax returns of the Partnership for the period ending on the Closing Date shall be timely filed and that Schedules K-1 shall be timely delivered to those Persons who were holders of BACs prior to the Closing Date. The cost of such filing and delivery shall be borne by the Surviving Partnership.

          7.16  Notice of Failure to Satisfy Closing Conditions.
                -----------------------------------------------

          (a) In the event that the Merger Partnership determines, on or after the date that the Partnership shall deliver a final Disclosure Schedule pursuant to Section 2.7 above and on or prior to the Closing Date, that any condition to the Merger Partnership's or the Partnership's obligation to close pursuant to
Section 8 will not be satisfied on or prior to the Closing Date, the Merger Partnership shall give prompt notice to the Partnership and, in the case of Sections 8.1 and 8.3, shall provide the Partnership a period of ten business days for the Partnership to satisfy all such conditions.

          (b) In the event that the Partnership determines on or prior to the Closing Date that any condition to the Partnership's or the Merger Partnership's obligation to close pursuant to Section 8 will not be satisfied on or prior to the Closing Date, the Partnership shall give prompt notice to the Merger Partnership and, in the case of Sections 8.1 and 8.2, shall provide the Merger Partnership a period of ten business days for the Merger Partnership to satisfy all such conditions.

          8.    Conditions.
                ----------

          8.1   Conditions to Obligation of Each Party to Effect the
                ----------------------------------------------------
Transaction.  The respective obligations of each party to effect the Transaction
-----------
shall be subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.1.1 All approvals, notices, filings, registrations and authorizations of any governmental authority required for consummation of the Transaction, including, without limitation, under the Hart-Scott-Rodino Act, shall have been obtained or made.

          8.1.2 BAC Holder Approval for the Transaction shall have been obtained in accordance with the Partnership Act and the Partnership Agreement.

          8.1.3 No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or executive order promulgated or enacted by a governmental authority shall be in effect which would prevent the consummation of the Transaction.

          8.1.4   A court of competent jurisdiction shall have approved of
the settlement of the cases captioned Zakin v. Dockser, et. al. and Wingard v.
                                      -------------------------     ----------
Dockser, et. al. (the "Suits") filed in connection with the transactions
----------------
contemplated hereunder, substantially as such settlement is set forth in the Memorandum of Understanding, dated as of January 31, 1996, among the counsel to the plaintiffs and the defendants named in the Suits, or as otherwise agreed by the parties, and such approval shall be final and non-appealable.

          8.2   Additional Conditions to the Obligation of the Partnership.  The
                ----------------------------------------------------------
obligation of the Partnership to effect the Transaction is also subject to the fulfillment at or prior to the Effective Time of each of the following conditions:

          8.2.1 The Merger Partnership shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.2.2   The representations and warranties of the Merger
Partnership set forth in this Agreement shall be true and correct in all material respects at and as of the Effective Time as if made at and as of such time, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          8.2.3 The Partnership shall have received a certificate of the Merger Partnership, dated the Closing Date, signed by the Merger Partnership GP, to the effect that the conditions specified in Sections 8.2.1 and 8.2.2 have been fulfilled.

          8.2.4 A favorable opinion (the "Fairness Opinion") of an investment banking firm reasonably acceptable to the Partnership as to the fairness of the Merger Consideration to the holders of the BACs, from a financial point of view, shall have been delivered to the Partnership.

          8.2.5 No later than the earlier of (x) May 1, 1996 or (y) the Mailing Date (the earlier of (x) or (y) being, the "Commitment Date"), the Merger Partnership shall have delivered to the Partnership a Commitment Letter executed by a financial institution or other financing source providing for debt financing of the Transaction in an amount at least equal to $65,442,000 and on terms consistent with the term sheet attached hereto as Exhibit E and otherwise commercially reasonable from the point of view of the Partnership as the selling party in the Transaction; provided, that unless the Partnership gives notice to
                          --------
the Merger Partnership (x) within ten days after the delivery of a copy of the Commitment Letter to the Partnership, that the Commitment Letter does not satisfy the condition set forth in this Section 8.2.5 or (y) if the Commitment Letter shall not be delivered prior to the Commitment Date, within two business days after the Commitment Date that the Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this
Section 8.2.5, such condition shall be deemed to be waived.

          8.3   Additional Conditions to the Obligations of the Merger
                ------------------------------------------------------
Partnership.  The obligation of the Merger Partnership to effect the Transaction
-----------
is also subject to the fulfillment at or prior to the Effective Time, or such earlier date as specified therein, of each of the following conditions:

          8.3.1 Each of the Partnership and the Owner Partnerships shall in all material respects have performed each obligation to be performed by it hereunder on or prior to the Effective Time.

          8.3.2   The Partnership shall have cash available  and not
restricted equal to at least to $3,987,500 and replacement reserves held for the Owner Partnerships equal to at least $475,695 as set forth in Exhibit F hereto, which Exhibit reflects projected balances as of December 31, 1995. If the Closing Date does not occur on or before December 31, 1995, the Partnership shall prepare new projections of cash available and not restricted and replacement reserves by calendar quarter, subject to the approval of the Merger Partnership in its reasonable business judgment; provided, however, that any new
                                                 --------  -------
projections will provide for cash available and not restricted at least equal to the amount set forth in this Section 8.3.2. Also, notwithstanding anything to the contrary herein, the cash available and not restricted reflected herein may be reduced by (x) up to $812,500 to the extent used to settle or compromise Designated Actions and (y) amounts used for replacement reserve purposes for which the owner or manager of the Mortgaged Property has not yet made its related draw request to the loan servicer for reimbursement from the replacement reserve (provided that the Partnership can provide reasonable documentation from such owner or manager to explain any such reduction in cash available and not restricted), without resulting in a failure of this condition to Closing. For informational purposes only, Exhibit F also includes projections of tax and insurance escrows held by the Partnership's loan servicer for each of the Mortgaged Properties. These escrows are not owned by the Partnership. The balance in the tax and insurance escrows may fluctuate due to the timing of tax and insurance payments, but will always contain an amount at least equal to the amount of such tax and insurance payments then due and owing. The Partnership has little control over the use of replacement reserves by owners of the Mortgaged Properties that are not Owner Partnerships.

          8.3.3 The Merger Partnership shall have received certificates of each of the Partnership and the Owner Partnerships, dated the Closing Date, signed by the Partnership GP or the general partner of the Owner Partnerships, as applicable, to the effect that the conditions specified in Sections 8.3.1 and
8.3.2 have been fulfilled.

          8.3.4   The Merger Partnership shall have received evidence, in
form and substance reasonably satisfactory to its counsel, that such licenses, permits, consents, approvals, waivers, authorizations, qualifications and orders of domestic governmental authorities and parties to contracts and leases with the Partnership or any Owner Partnership as are necessary in connection with the consummation of the transactions contemplated hereby (excluding (a) licenses, permits, consents, approvals, authorizations, qualifications or orders, the failure to obtain which after the consummation of the transactions contemplated hereby, in the aggregate, will not have a material adverse effect on the Condition of the Partnership or any Owner Partnership and (b) consents of issuers with respect to modification of the Mortgage Revenue Bonds), have been obtained, provided, that
                                                                 --------
unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.4, such condition shall be deemed waived.

          8.3.5 No action, suit or proceeding before any court or governmental authority shall have been commenced and be pending by any Person against the Partnership or the Merger Partnership or any of their Affiliates, partners, officers or directors seeking to restrain, prevent, change or delay in any material respect any of the terms or provisions of the Transaction or seeking material damages in connection therewith.

          8.3.6 The Merger Partnership, CAPREIT and its lenders shall have received the favorable legal opinion of Arent Fox Kintner Plotkin & Kahn, counsel to the Partnership, and or Richards, Layton & Finger, Special Delaware counsel to the Partnership, taken together, substantially to the effect set forth in Exhibit G.

          8.3.7 The Financing shall have been consummated in accordance with the terms of the Commitment Letter.

          8.3.8 Neither the Partnership nor any Owner Partnership shall have undergone a material adverse change in its Condition or its ability to perform its obligations under this Agreement. For purposes of this Section 8.3.8, the discovery after the Mailing Date of a fact which fact is materially adverse to the Condition of the Partnership or any Owner Partnership and which could not have been reasonably discovered by the Merger Partnership or its Affiliates on or prior to the Mailing Date shall be deemed to be a material adverse change to the Condition of the Partnership or such Owner Partnership or such Mortgaged Property.

          8.3.9 In connection with the removal and replacement of the Partnership GP, the Partnership GP shall have transferred its 1.01% general partnership interest in the Partnership to CAPREIT or a designee thereof.

         8.3.10  The closing of the merger under the Other Merger
Agreement shall be occurring concurrently with the Merger.

          8.3.11 The Merger Partnership shall have determined that the legal, accounting and business due diligence investigation of the Partnership and the Owner Partnerships to be conducted by or on behalf of the Merger Partnership, including, without limitation, any information obtained from the Disclosure Schedule, has not revealed that proceeding with the Transaction would be inadvisable or contrary to the Merger Partnership's best interests, provided,
                                                                    --------
that, unless the Merger Partnership gives notice to the Partnership prior to the Mailing Date that the Merger Partnership has no obligation to effect the Transaction because of the failure of the condition set forth in this Section 8.3.11, such condition shall be deemed to be waived.

          8.3.12 All of the partnership or other interests in each of the Owner Partnerships shall be concurrently transferred to CAPREIT or a designee thereof pursuant to Section 7.13 above, except as otherwise provided in Section 7.13.

          8.3.13 The Shortfall Amount shall not exceed $735,138, calculated as set forth in Section 2.1.1.

          9.    Termination, Amendment and Waiver.
                ---------------------------------

          9.1   Termination.  This Agreement may be terminated and the
                -----------
Transaction contemplated hereby may be abandoned, by written notice promptly given to the other parties hereto, at any time prior to the Effective Time, whether prior to or after BAC Holder Approval of the Transaction:

          9.1.1 By mutual written consent of the Merger Partnership and the Partnership;

          9.1.2 By either the Merger Partnership or the Partnership, if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

          9.1.3 By either the Merger Partnership or the Partnership, if the Effective Time shall not have occurred on or before the Termination Date, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform in all material respects each of its obligations under this Agreement required to be performed by it prior to the Effective Time;

          9.1.4 By either the Merger Partnership or the Partnership, if at the Meeting (including any adjournment thereof) BAC Holder Approval of the Transaction shall not be obtained;

          9.1.5 By the Merger Partnership, if the Partnership or the Partnership GP shall have (i) withdrawn, modified or amended in any respect its approval or recommendation of the Transaction as set forth in Section 4.16 hereof, (ii) failed to include in the Proxy Statement such recommendation (including the recommendation that the holders of each class of outstanding BACs vote in favor of the Transaction), or (iii) taken any public position inconsistent with such recommendation;

          9.1.6 By the Merger Partnership, if the Partnership or any Owner Partnership fails to perform in all material respects its obligations under this Agreement;

          9.1.7 By the Merger Partnership, if there shall have occurred a material adverse change in the Condition of the Partnership or any Owner Partnership since the date of this Agreement; or

          9.1.8 By the Partnership, if the Merger Partnership fails to perform in all material respects its obligations under this Agreement.

          9.1.9 By the Merger Partnership, if the Partnership shall have settled or compromised any Designated Action without the prior written consent of the Merger Partnership, unless such settlement or compromise (i) requires the payment of money by the Partnership in an amount which, when aggregated with the amount of money paid or payable in connection with all other Designated Actions, does not exceed $812,500 and (ii) does not include any other material term or condition to which the Merger Partnership shall reasonably object.

          9.1.10 By the Merger Partnership, if, prior to the Effective
Time, the representations and warranties of each of the Partnership and the Owner Partnerships set forth in this Agreement shall not be true and correct in all material respects at any time as if made as of such time, except to the extent that any such representation or warranty is made as of a specific date, in which case such representation or warranty shall have been true and correct as of such date, provided, that for purposes of this Section 9.1.10, (x) the
                 --------
representations and warranties set forth in Sections 4.14 and 5.14 shall be deemed to have been made irrespective of the qualification contained therein as to the Knowledge of the Partnership or the Designated Owner Partnership, and (y) the representations and warranties set forth in Sections 5.5, 5.6, 5.9, 5.10, 5.11, 5.12 and 5.13 shall not be deemed to have been breached solely as the result of any act or omission occurring after November 1, 1995.

          9.1.11 By the Partnership, in accordance with Section 8.2.5, if there shall have been a failure of the condition set forth therein.

          9.2   Effect of Termination.  In the event of the termination of this
                ---------------------
Agreement and abandonment of the Transaction as provided in Section 9.1 hereof, this Agreement shall forthwith become void and there shall be no liability on the part of the Merger Partnership or the Partnership, except as set forth in
Section 7.3 hereof and Section 7.7.2 hereof and except to the extent that such termination results from the wilful breach of a party hereto of any of its covenants or agreements set forth in this Agreement.

          9.3   Amendment.  This Agreement may not be amended except by an
                ---------
instrument in writing signed on behalf of each of the parties hereto; provided,
                                                                      --------
however, that after the BAC Holder Approval of the Transaction has been
-------
obtained, no amendment may be made which changes the amount of cash to be paid for the BACs, or effects any change which would adversely affect the holders of BACs without the further BAC Holder Approval.

          9.4   Waiver.  At any time prior to the Effective Time, whether before
                ------
or after the Meeting, any party hereto, by a writing executed by its general partner, may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or (ii) subject to the proviso contained in Section 9.3 hereof, waive compliance with any of the agreements of any other party or with any conditions to its own obligations, except that the Partnership may not waive the condition set forth in Section 8.1.4.

          10.   General Provisions.
                ------------------

          10.1  Notices.  All notices and other communications hereunder shall
                -------
be in writing and shall be deemed to have been duly given if delivered personally or sent by telegram, telecopier or three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

                (a) if to the Merger Partnership or CAPREIT:

                     Watermark III Partners, L.P.
                     c/o Capital Apartment Properties, Inc.
                     11200 Rockville Pike
                     Rockville, Maryland 20852
                     Attention:  Richard Kadish, President
                     Facsimile:  (301) 231-0391
                     with copies to:

                     Apollo Real Estate Advisors, L.P.
                     1301 Avenue of the Americas
                     38th Floor
                     New York, New York, 10019
                     Attention:  Ronald Kravit
                     Facsimile:  (212) 261-4060

                     and

                     Schulte Roth & Zabel
                     900 Third Avenue
                     New York, New York  10022
                     Attention:  Burton Lehman, Esq.
                     Facsimile:  (212) 593-5955

               (b) if to the Partnership, the Partnership GP or any Owner
     Partnership:

                     c/o C.R.I., Inc.
                     11200 Rockville Pike
                     Rockville, Maryland 20852
                     Attention:     William B. Dockser, Chairman,
                                    and H. William Willoughby, President
                     Facsimile: (301) 231-0396

                     with a copy to:

                     Melissa Lackey, General Counsel
                     Facsimile: (301) 468-3150

                        and

                     Arent Fox Kintner Plotkin & Kahn
                     1050 Connecticut Avenue, N.W.
                     Washington, D.C. 20036-5339
                     Attention:  Robert B. Hirsch, Esq.
                     Facsimile: (202) 857-6395

          10.2  Certain Definitions.  As used in this Agreement, the following
                -------------------
terms shall have the meanings indicated below:

          "Affiliate" means, with respect to any Person, any other Person
           ---------
controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of, such Person, provided, that, in any case, (i) the following Persons shall be deemed to be Affiliates of the
Partnership: CRITEF III Associates Limited Partnership, C.R.I., Inc. and CRITEF III, Inc. and (ii) the following Persons shall be deemed

Affiliates of the Merger Partnership: CAPREIT and CAPREIT Residential
Corporation.

          "Assignor Limited Partner" means CRITEF III, Inc., a  Delaware
          -------------------------
corporation and the sole limited partner of the Partnership.

          "BAC Holder Approval" means the approval of the limited partners of
           -------------------
the Partnership, with the Assignor Limited Partner, pursuant to the Partnership Agreement, voting as instructed by the holders of the BACs.

          "Bond Refinancing" means the transaction pursuant to which the
           ----------------
Mortgage Revenue Bonds will be sold, amended, refinanced, or reissued, the closing of which shall not occur until after the Effective Time.

          "Business Combination" means any acquisition or purchase of assets of,
           --------------------
or any equity interest in, the Partnership or any tender offer (including a self tender offer), exchange offer, merger, consolidation, business combination, sale of substantial assets or of a substantial amount of assets, sale of securities, recapitalization, reorganization, refinancing, refunding, liquidation, dissolution or similar transactions involving the Partnership or other transactions involving any vote or consent of the holders of any class of BACs.

          "Closing Date" means the date upon which the Merger occurs.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and, unless the context otherwise requires, the rules and regulations promulgated thereunder, from time to time.

          "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

          "Commitment Letter" means one or more commitment letters or loan,
           -----------------
securities purchase, financing or similar agreements providing a financial commitment or obligation to provide debt financing for the Transaction.

          "Condition" means, with respect to any Person, the business, assets,
           ---------
properties, results of operations, financial or other condition or prospects of such Person and its Subsidiaries, taken as a whole.

          "Designated Owner Partnership" means Geary Courtyard Associates.
           ----------------------------

          "Disclosure Schedule" means the Disclosure Schedule setting forth
           -------------------
certain information concerning the Partnership and its assets required to be delivered by the Partnership to the Merger Partnership pursuant to Section 2.7 above.

          "Environmental Laws" includes the Comprehensive Environmental
           ------------------
Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. 9601 et seq, as amended; the Resource Conservation and Recovery Act ("RCRA), 42 U.S.C. 6901 et seq, as amended; the Clean Air Act ("CAA"), 42 U.S.C. 7401 et seq, as amended; the Clean Water Act ("CWA"), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act ("OSHA"), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

          "Environmental Reports" means all environmental site assessments,
           ---------------------
remedial investigations/feasibility studies, reports, studies, tests or other documents relating to environmental compliance or the presence of Hazardous Materials at any of properties presently or formerly owned or operated by the Partnership or any predecessor in interest or any Mortgaged Property, at any facility which may have received Hazardous Materials generated by any property currently or formerly owned or operated by the Partnership or at any Mortgaged Property.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Financing" means the debt financing of the Merger and the other
           ---------
transactions contemplated hereby.

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust
           ---------------------
Improvements Act of 1976, as amended, and the rules and regulations thereunder.

          "Individual Affiliate" means any Person who is now, or at any time
           --------------------
since January 1, 1990 has been, (a) a Partner of the Partnership, (b) a director or officer of the corporate general partner of the Partnership GP, (c) a director, officer or shareholder of the Assignor Limited Partner or (d) any "associate" (as defined in the rules pursuant to the Exchange Act) of any of the above.

          "Knowledge" means (i) with respect to the Partnership, the knowledge
           ---------
of (a) the Partnership GP, (b) the general partners of the Partnership GP and
(c) with respect to the entities referred to in the preceding clause (b) any of such entities current officers and directors; (ii) with respect to each Owner Partnership or the Designated Owner Partnership, the knowledge of (a) any general partner of such Owner Partnership or the

Designated Owner Partnership and (b) any of such general partner's current officers or directors; and (iii) with respect to the Merger Partnership, the knowledge of CAPREIT and its Affiliates and their current officers and directors.

          "Lien" means any lien, pledge, mortgage, security interest, claim,
           ----
lease, charge, option, right of first refusal, easement, servitude, encumbrance, participation interest, assignment, or other restriction or limitation.

          "Mailing Date" means the first day on which the Proxy Statement is
           ------------
mailed to the holders of BACs pursuant to Section 7.1 above.

          "Mortgaged Property" means the land and the buildings thereon and
           ------------------
other assets securing the payment of the Mortgage Revenue Bonds.

          "Mortgage Revenue Bonds" means the mortgage revenue bonds owned by the
           ----------------------
Partnership, as described on the Disclosure Schedule.

          "Mortgage Revenue Documents" means all notes, loan agreements,
           --------------------------
indentures, land use restriction agreements, security agreements, mortgages and other agreements, instruments or documents, including all amendments and releases, evidencing, relating to or executed in connection with the Mortgage Revenue Bonds or any security interest in the Mortgaged Properties.

          "Order" means any judgement, ruling, order, writ, injunction, decree,
           -----
determination or requirement of any arbitrator or court or of any governmental or regulatory body, authority or agency, whether federal, state or local, domestic or foreign.

          "Other Merger Agreement" means the Agreement and Plan of Merger, dated
           ----------------------
as of the date hereof, among Watermark Partners, L.P., Capital Realty Investors Tax Exempt Fund Limited Partnership and CRITEF Associates Limited Partnership.

          "Owner Partnerships" means the Designated Owner Partnership, Ethans,
           ------------------
CRICO of Regency Woods Limited Partnership, CRICO of Ocean Walk Limited Partnership, CRICO of Valley Creek II Limited Partnership, and CRICO of Woodlane Place Limited Partnership.

          "Permitted Statutory Liens" means statutory Liens of landlords,
           -------------------------
carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and incurred in the ordinary course of business for sums not yet delinquent.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

          "Requirements of Law" means (i) the certificate of limited partnership
           -------------------
of each of the Partnership and the Owner Partnerships, the agreements of limited partnership or other organizational or governing documents of each of the Partnership and the Owner Partnerships, (ii) any statute, law, treaty, rule, regulation or ordinance applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property (including, without limitation, Environmental Laws and occupational health and safety and food and drug regulations) or (iii) any judgment, decree, injunction, order or determination of any arbitrator or of any court or other governmental or regulatory authority or agency, whether federal, state or local, domestic or foreign, applicable to the Partnership or the Owner Partnerships, their respective assets or any Mortgaged Property.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Subsidiary" means, with respect to any Person, any corporation at
           ----------
least a majority of whose outstanding voting securities, or any other Person at least a majority of whose total equity interest, is owned by such Person.

          "Termination Date" means June 30, 1996.
           ----------------

          "Transaction" means (i) the sale of the Partnership GP's general
           -----------
partnership interest pursuant to Section 2.1, (ii) the issuance of a limited partnership interest in the Partnership pursuant to Section 7.14, (iii) the Merger, (iv) the transfer of the interests in the Owner Partnerships pursuant to
Section 7.13 and (v) certain amendments to the Partnership Agreement necessary to consummate the Merger (including, without limitation, providing for the redemption of partnership interests). The term "Transaction" does not include the Bond Refinancing.

          The following terms are defined in the corresponding Sections listed below:

     Term                                     Section
     ----                                     -------

     Accrued Fee Amount..................... 7.12
     Alternative Proposal................... 7.5.2
     Available Cash......................... 2.2.1(f)
     BAC.................................... 2.2.1
     Balance Sheet.......................... 4.7
     Balance Sheet Date..................... 4.7
     CAPREIT................................ Recitals

     CAPREIT General Partner................ 2.3.1
     Certificate of Merger.................. 1.3
     Commitment Date........................ 8.2.5
     CRIIMI................................. 7.12
     Deposit................................ 2.6(a)
     Designated Actions..................... 7.4.1
     Designated Persons..................... 7.3.1(ii)
     Effective Time......................... 1.3
     Ethans................................. 5.3
     Excess Amount.......................... 2.2.1(d)
     Fairness Opinion....................... 8.2.4
     Fiduciary Out Termination.............. 7.5.2
     Housing Acquisition Department Files... 4.18.1
     Interim Financial Statements........... 4.7
     Liabilities............................ 4.8
     Meeting................................ 7.2
     Merger................................. Recitals
     Merger Consideration................... 2.2.1
     Merger Partnership GP.................. Recitals
     Merger Partnership LP.................. Recitals
     MP Agreement........................... 3.1
     MP Certificate......................... 3.1
     Other Filings.......................... 7.1
     Partnership Act........................ Recitals
     Partnership Agreement.................. 2.3.11
     Partnership Certificate................ 1.4
     Partnership Financial Statements....... 4.7
     Partnership GP......................... Recitals
     Partnership GP Agreement............... 4.1
     Partnership GP Certificate............. 4.1
     Proxy Statement........................ 7.1
     Redemption Agent....................... 2.3.1
     Redemption Fund........................ 2.3.2
     SEC Filings............................ 4.7
     Shortfall Amount....................... 2.2.1(e)
     Suits.................................. 8.1.4
     Surviving Partnership.................. 1.1
     Triggering Events...................... 7.3.1(ii)


          10.3  Representations and Warranties; Etc.  (a) The respective
                ------------------------------------
representations and warranties of the Partnership, each Owner Partnership and the Merger Partnership contained herein shall expire with, and be terminated and extinguished upon, consummation of the Merger, and thereafter none of the Partnership, any Owner Partnership or the Merger Partnership, or any general partner or principal of any thereof, shall be under any liability whatsoever with respect to any such representation or warranty. This Section 10.3 shall have no effect upon any other obligation of the parties hereto, whether to be performed before or after the consummation of the Merger.

          (b) Notwithstanding anything to the contrary herein, there shall be no liability whatsoever for breach of any of the representations and warranties set forth in Section 4 or 5, the parties agreeing that the Merger Partnership's sole remedy therefor shall be to invoke the condition to Closing set forth in Section 8.3.2.

          10.4  Validity.  The invalidity or unenforceability of any provision
                --------
of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

          10.5  Descriptive Headings.  The descriptive headings herein are
                --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          10.6  Parties in Interest.  This Agreement shall be binding upon and
                -------------------
inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement except the right of the holders of BACs to receive cash as provided in Section 2.2.1 hereof (subject in each case to the consummation of the Transaction pursuant to this Agreement).

          10.7  Incorporation of Recitals.  The recitals hereto are incorporated
                -------------------------
into this Agreement as if fully restated herein.

          10.8  Miscellaneous.  This Agreement (i) constitutes the entire
                -------------
agreement and supersedes all other prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof;
(ii) may not be assigned, except that the Merger Partnership may assign its rights hereunder in whole or in part to one or more of its direct or indirect Subsidiaries or Affiliates, each of which, in written instruments reasonably satisfactory to the Partnership, shall agree to assume all of the Merger Partnership's obligations hereunder so assigned to it and be bound by all of the terms and conditions of this Agreement; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York applicable to agreements made and to be performed entirely within such State. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                WATERMARK III PARTNERS, L.P.
                By:   Capital Apartment Properties, Inc., its general partner

                By: /s/ Richard L. Kadish
                   ----------------------------------
                        Name:
                        Title:

                CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                  III LIMITED PARTNERSHIP
                By:   CRITEF III Associates Limited Partnership, its general
                        partner

                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:

                CRITEF III ASSOCIATES LIMITED PARTNERSHIP
                By:  C.R.I., Inc., its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:

                WILLIAM B. DOCKSER


                /s/ William B. Dockser
                -------------------------------------

                H. WILLIAM WILLOUGHBY


                /s/ William B. Dockser
                -------------------------------------

                CAPITAL APARTMENT PROPERTIES, INC.


                By: /s/ Richard Kadish
                -------------------------------------
                        Name:
                        Title:

                GEARY COURTYARD ASSOCIATES
                By:   CRICO of Geary Courtyard, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:

                CRICO OF ETHAN'S II LIMITED PARTNERSHIP
                By:   CRICO of Ethan's II, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:


                CRICO OF REGENCY WOODS LIMITED PARTNERSHIP
                By:   CRICO of Regency Woods, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:


                CRICO OF OCEAN WALK LIMITED PARTNERSHIP
                By:   CRICO of Ocean Walk, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:


                CRICO OF VALLEY CREEK II LIMITED PARTNERSHIP
                By:   CRICO of Valley Creek II, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:

                CRICO OF WOODLANE PLACE LIMITED PARTNERSHIP
                By:   CRICO of Woodlane Place, Inc.,
                        its general partner


                By: /s/ William B. Dockser
                   ----------------------------------
                        Name:
                        Title:

                                                                    APPENDIX B-1


                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                         LIMITED PARTNERSHIP, SERIES I

                    [LETTEREHAD OF OPPENHEIMER & CO., INC.]

                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series I issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") with regard to the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement; reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund I-II for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993 and 1994 (except Observatory II whose unaudited financial statements for calendar years 1993 and 1994 were reviewed), 1995 unaudited operating statements for each property, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1995 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential, an affiliate of CAPREIT; reviewed the March 14, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist on
the date hereof.   Events occurring after such date could materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

     In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series I of Fund I-II does not exceed the maximum Adjustment Amount for such Series.
In addition, Oppenheimer also assumed that, prior to the closing of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements.

     Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI

MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                             Very truly yours,

                                             /s/ Oppenheimer & Co., Inc.

                                             Oppenheimer & Co., Inc.

                                                                    APPENDIX B-2


                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                         LIMITED PARTNERSHIP, SERIES II

                    [LETTERHEAD OF OPPENHEIMER & CO., INC.]


                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates in Series II issued by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II") with regard to the acquisition of Fund I-II by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund I-II and Capital Realty Investors Tax Exempt Fund III Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund I-II for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund I-II Merger Agreement; reviewed documents relating to the issuance of Fund I-II's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund I-II for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund I-II for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties which secure the Mortgage Revenue Bonds for the calendar years 1992, 1993 and 1994, 1995 unaudited operating statements for each property, and certain financial and other information relating to Fund I-II that was publicly available or furnished to Oppenheimer by the General Partner, including 1995 property operating budgets, certain internal financial analyses, forecasts, and reports and other information prepared by or with the approval of the General Partner or its representatives, or by CAPREIT Residential; reviewed the March 14, 1996 draft of the Proxy Statement; reviewed a written analysis prepared by counsel to the General Partner relating to those portions of the limited partnership agreement for Fund I-II which govern the distribution of proceeds of Fund I-II upon a liquidation or sale of all or substantially all of its assets; held discussions with the General Partner and its representatives, including employees of CRI; and conducted such other investigation, financial analysis and studies Oppenheimer deemed appropriate for the purposes of its Fairness Opinion. Oppenheimer's Fairness Opinion is based upon analyses of the foregoing factors in light of our assessment of general economic, financial and market conditions
as they exist on the date hereof.   Events occurring after such date could
materially affect the assumptions and conclusions contained in the Fairness Opinion. We have not been requested or engaged and did not undertake to reaffirm or revise our Fairness Opinion or otherwise comment upon any events occurring after the date thereof.

     We have relied, without assuming responsibility for independent verification or investigation, on the accuracy and completeness of all financial and operating data, financial analysis, financial and operating forecasts, reports and other information that were publicly available, compiled or approved by or otherwise furnished or communicated to Oppenheimer by or on behalf of the General Partner of the Fund I-II. With respect to financial forecasts utilized by Oppenheimer, the General Partner represented to Oppenheimer that they are reasonable projections as to future financial performance, and that there is a reasonable probability that the projections would prove to be substantially correct. Oppenheimer did not make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Fund I-II nor was Oppenheimer furnished with any such evaluations or appraisals.

     In connection with the preparation of this Fairness Opinion, Oppenheimer assumed that upon closing of the Mergers the actual Adjustment Amount for Series II of Fund I-II does not exceed the maximum Adjustment Amount for such Series. In addition, Oppenheimer also assumed that, prior to the closing of the Mergers, the Zakin and Wingard Actions shall be subject to final and non-appealable settlements.

     Oppenheimer was not requested to serve as financial advisor to the General Partner or Fund I-II or to assist the General Partner in the merger negotiations or in the negotiations of the related transactions involving the General Partner and its affiliates and CAPREIT. Oppenheimer was not requested to and does not make any recommendation to the BAC Holders regarding the Mergers. Further, Oppenheimer was not requested to and did not make any evaluation regarding any other proposal submitted to the General Partner by third parties with regard to any alternative transactions and Oppenheimer expresses no opinion on any such proposed transaction, including whether such alternative transaction may be superior for the BAC Holders to the Mergers. Also, Oppenheimer did not analyze the impact of any federal, state or local income taxes to the BAC Holders arising out of the Mergers. Additionally, Oppenheimer has not taken into account any consideration paid to or other benefits to be received by the General Partner and its affiliates, including CRI, or CRIIMI MAE Services Limited Partnership in connection with the Mergers and Oppenheimer expresses no opinion thereon.

     It is understood that this Fairness Opinion is not to be quoted, referred to, excerpted or summarized in whole or in part, or used for any purpose, without our written consent. We have been engaged by Fund I-II for the purpose of rendering this Fairness Opinion, in connection with which we will receive a fee payable in installments (i) upon engagement, (ii) the rendering of the Fairness Opinion, and (iii) upon the consummation of, and contingent as to, the Mergers.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that, as of the date hereof, the Redemption Price offered is fair, from a financial point of view, to the BAC Holders.

                                             Very truly yours,

                                             /s/ Oppenheimer & Co., Inc.

                                             Oppenheimer & Co., Inc.

                                                                    APPENDIX B-3



                       OPINION OF OPPENHEIMER & CO., INC.

                                  DELIVERED TO

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III

                              LIMITED PARTNERSHIP

                    [LETTERHEAD OF OPPENHEIMER & CO., INC.]

                                                                  March 14, 1996

Capital Realty Investors Tax Exempt
        Fund III Limited Partnership
c/o The CRI Building
11200 Rockville Pike
Rockville, MD 20852

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, of the redemption price to the holders (the "BAC Holders") of Beneficial Assignee Certificates issued by Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III") with regard to the acquisition of Fund III by Capital Apartment Properties, Inc. ("CAPREIT") pursuant to the mergers (the "Mergers") of an affiliate of CAPREIT with and into each of Fund III and Capital Realty Investors Tax Exempt Fund Limited Partnership. Unless otherwise defined in this Fairness Opinion, all capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the definitive proxy statement to be used in connection with the Mergers (the "Proxy Statement").

     Oppenheimer & Co., Inc. ("Oppenheimer"), as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. We have been retained by Fund III for the purpose of, and will receive a fee for, rendering this Fairness Opinion.

     In connection with our Fairness Opinion, we have: reviewed the Fund III Merger Agreement; reviewed documents relating to the issuance of Fund III's mortgage revenue bonds ("Mortgage Revenue Bonds"); held discussions with CRITEF III Associates Limited Partnership (the "General Partner") or its representatives, including employees of C.R.I., Inc. ("CRI"); inspected each of the properties owned by the Partnership which secure the Mortgage Revenue Bonds and the multi-family rental housing market in the geographic areas where the properties securing the Mortgage Revenue Bonds are located; reviewed independent engineering reports and phase I environmental reports for each property prepared for CAPREIT by Law Engineering and Environmental Services; reviewed independent engineering reports for each property prepared for CAPREIT by ValCon Construction Consultants, Inc.; reviewed construction and site inspection reports for each property prepared by The Related Companies; reviewed audited financial statements of Fund III for the calendar years 1992, 1993, and 1994, and unaudited financial statements of Fund III for the nine months ended September 30, 1995; reviewed audited financial statements for each of the properties

                                                                    APPENDIX C-1


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                    CAPITAL REALTY INVESTORS TAX EXEMPT FUND

                              LIMITED PARTNERSHIP

                            AMENDMENT TO AGREEMENT
                            OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                      TAX EXEMPT FUND LIMITED PARTNERSHIP

          This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund Limited Partnership (the "Partnership"), dated as of
                                                    -----------
__________ __, 199__ (this "Amendment"), is made and entered into by and between
                            ---------
[Capital Apartment Properties, Inc. or its designee] (the "CAPREIT General
                                                           ---------------
Partner"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment
-------                       ------------------------
Properties, Inc. or its designee] (the "CAPREIT Limited Partner").
                                        -----------------------

                                   WITNESSETH
                                   ----------

          WHEREAS, as of August 1, 1986, CRITEF Associates Limited Partnership ("CRITEF Associates"), as general partner of the Partnership, executed a
  -----------------
Certificate of Limited Partnership of the Partnership (the "Certificate")
                                                            -----------
forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S) 17-101, et seq.) (as amended from time to time, the
       -------             -- ---
"Partnership Act"), which Certificate was filed with the Delaware Secretary of
----------------
State on August 19, 1986;

          WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of August 1, 1986 (as it may have been amended from time to time, the "Original Agreement");
                                          ------------------

          WHEREAS, it is contemplated that the Partnership will merge with Watermark Partners, L.P., a Delaware limited partnership (the "Merger
                                                               ------
Partnership"), with the Partnership being the surviving entity (the "Merger"),
-----------                                                          ------
pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of March 13, 1996 (as amended from time to time in accordance with its terms, the

"Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership
-----------------
and CRITEF Associates;

          WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership; and

          NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                   AMENDMENTS
                                   ----------

          1.  Removal and Admission.  CRITEF Associates is hereby removed as
              ---------------------
general partner of the Partnership and the CAPREIT General Partner is hereby simultaneously admitted to the Partnership as a replacement general partner of the Partnership. Execution by the CAPREIT General Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT General Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, the CAPREIT General Partner shall be the sole "General Partner" and the sole "Managing General Partner." The CAPREIT General Partner is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. The CAPREIT General Partner shall file an amendment to the Certificate that reflects the fact that the CAPREIT General Partner is the sole general partner of the Partnership.

          2.  Assignment of General Partner Interest.  Notwithstanding any
              --------------------------------------
provision in the Original Agreement to the contrary, in accordance with Sections 6.05(b) and 10.02(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership (i.e., its 1.01% Interest) to the CAPREIT General Partner.

          3.  Issuance of Limited Partner Interest.  Notwithstanding anything to
              ------------------------------------
the contrary in the Original Agreement, including, without limitation, Section 5.04(o) of the Original Agreement, a limited partner interest in the Partnership is hereby issued by the Partnership to the CAPREIT Limited Partner in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partner is hereby admitted to the Partnership as a limited partner of the Partnership. Execution by the CAPREIT Limited Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The parties hereto hereby agree that upon such admission, the CAPREIT General Partner's Interest shall be reduced to 1.00% of the Interests and the CAPREIT Limited Partner's Interest shall be 0.01% of the Interests. For purposes of the Original Agreement, any reference in the Original Agreement to 1.01% as it relates to the Interest of the General Partner shall be deemed to be a reference to the 1.00% Interest of the CAPREIT General Partner and the 0.01% Interest of the CAPREIT Limited Partner. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partner as a limited partner of the Partnership.

          4.  Merger or Consolidation.
              -----------------------

          (a) Merger or Consolidation.  Notwithstanding anything in the Original
              -----------------------
Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written Consent) of the holders of a majority of the outstanding BACs (voting through the

Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

          (b) New Partnership Agreement.  In accordance with Section 17-211(g)
              -------------------------
of the Partnership Act, notwithstanding anything to the contrary contained in the Original Agreement, an agreement of merger or consolidation approved in accordance with Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

          (c) General Partner Authorization.  In connection with the Merger,
              -----------------------------
notwithstanding anything to the contrary in the Original Agreement, the CAPREIT General Partner shall be authorized, at such time in its sole discretion as it deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, the CAPREIT General Partner, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which the CAPREIT General Partner, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS
                                 -------------

          1.  Capitalized Terms.  Initially capitalized terms used herein and
              -----------------
not otherwise defined are used as defined in the Original Agreement.

          2.  Successors and Assigns.  This Amendment shall be binding upon, and
              ----------------------
shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          3.  Full Force and Effect.  Except to the extent modified hereby, the
              ---------------------
Original Agreement shall remain in full force and effect.

          4.  Counterparts.  This Amendment may be executed in counterparts, all
              ------------
of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by the CAPREIT General Partner as Managing General Partner.

          5.  Governing Law.  This Amendment shall be interpreted in accordance
              -------------
with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                 CAPREIT GENERAL PARTNER:
                                 [NAME]

                                 By:_______________________________
                                    Name:
                                    Title:

                                 CAPREIT LIMITED PARTNER:
                                 ------------------------
                                 [NAME]

                                 By:_______________________________
                                    Name:
                                    Title:

                                 ASSIGNOR LIMITED PARTNER:
                                 CRITEF, INC.

                                 By:_______________________________
                                    Name:
                                    Title:

CRITEF ASSOCIATES LIMITED
PARTNERSHIP, merely to reflect its
agreement be bound by Section 2 of this
Amendment

By: C.R.I., Inc., its general partner

By:________________________________
    Name:
    Title:

                                                                    APPENDIX C-2


                                    PROPOSED

                                   AMENDMENTS

                                     TO THE

                                   AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND III


                              LIMITED PARTNERSHIP

                             AMENDMENT TO AGREEMENT
                             OF LIMITED PARTNERSHIP
                          OF CAPITAL REALTY INVESTORS
                    TAX EXEMPT FUND III LIMITED PARTNERSHIP


          This Amendment to Agreement of Limited Partnership of Capital Realty Investors Tax Exempt Fund III Limited Partnership (the "Partnership"), dated as of _____________, 199_ (this "Amendment"), is made and entered into by and between [Capital Apartment Properties, Inc. or its designee] (the "CAPREIT General Partner"), CRITEF, Inc. (the "Assignor Limited Partner") and [Capital Apartment Properties, Inc. or its designee] (the "CAPREIT Limited Partner").

                                   WITNESSETH
                                   ----------

          WHEREAS, as of September 1, 1987, CRITEF III Associates Limited Partnership ("CRITEF Associates"), as general partner of the Partnership, executed a Certificate of Limited Partnership of the Partnership (the "Certificate") forming the Partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. (S) 17-101, et seq.) (as amended from time to
                           -------             -- ---
time, the "Partnership Act"), which Certificate was filed with the Delaware Secretary of State on September 18, 1987;

          WHEREAS, the partners of the Partnership entered into an Agreement of Limited Partnership of the Partnership, dated as of September 1, 1987 (as it may have been amended from time to time, the "Original Agreement");

          WHEREAS, it is contemplated that the Partnership will merge with Watermark III Partners, L.P., a Delaware limited partnership (the "Merger Partnership"), with the Partnership being the surviving entity (the "Merger"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of March 13, 1996 (as amended from time to time in accordance with its terms, the "Merger Agreement"), among, inter alia, the Merger Partnership, the Partnership and CRITEF Associates;

          WHEREAS, in contemplation of the Merger and related matters, the partners of the Partnership desire to set forth additional terms and conditions with respect to the Partnership; and

          NOW, THEREFORE, in consideration of the mutual promises made herein, the parties, intending to be legally bound, agree as follows:

                                   AMENDMENTS
                                   ----------

          1.  Removal and Admission.  CRITEF Associates is hereby removed as
              ---------------------
general partner of the Partnership and the CAPREIT General Partner is hereby simultaneously admitted to the Partnership as a replacement general partner of the Partnership. Execution by the

CAPREIT General Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT General Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. Under the Original Agreement, the CAPREIT General Partner shall be the sole "General Partner" and the sole "Managing General Partner." The CAPREIT General Partner is hereby authorized to and shall continue the business of the Partnership as a remaining General Partner without dissolution. The CAPREIT General Partner shall file an amendment to the Certificate that reflects the fact that the CAPREIT General Partner is the sole general partner of the Partnership.

          2.  Assignment of General Partner Interest. Notwithstanding any
              --------------------------------------
provision in the Original Agreement to the contrary, in accordance with Sections 6.05(b) and 10.02(b) of the Original Agreement, for value received, the receipt and sufficiency of which is hereby acknowledged, upon execution of this Amendment by the parties hereto, CRITEF Associates assigns, transfers and conveys all of its general partner interest in the Partnership (i.e., its 1.01% Interest), to the CAPREIT General Partner.

          3.  Issuance of Limited Partner Interest. Notwithstanding anything
              ------------------------------------
to the contrary in the Original Agreement, including, without limitation,
Section 5.04(o) of the Original Agreement, a limited partner interest in the Partnership is hereby issued by the Partnership to the CAPREIT Limited Partner in exchange for real property and/or other assets. Without the need for any consent, action or approval by any Person, the CAPREIT Limited Partner is hereby admitted to the Partnership as a limited partner of the Partnership. Execution by the CAPREIT Limited Partner of this Amendment shall constitute execution of a counterpart signature page to the Original Agreement and the CAPREIT Limited Partner's acceptance and agreement to be bound by the terms and provisions of the Original Agreement. The parties hereto hereby agree that upon such admission, the CAPREIT General Partner's Interest shall be reduced to 1.00% of the Interests and the CAPREIT Limited Partner's Interest shall be 0.01% of the Interests. For purposes of the Original Agreement, any reference in the Original Agreement to 1.01% as it relates to the Interest of the General Partner shall be deemed to be a reference to the 1.00% Interest of the CAPREIT General Partner and the 0.01% Interest of the CAPREIT Limited Partner. The term "Assignees" as used in the Original Agreement does not include the CAPREIT Limited Partner as a limited partner of the Partnership.

          4.  Merger or Consolidation.
              -----------------------
          (a) Merger or Consolidation.  Notwithstanding anything in the Original
              -----------------------
Agreement to the contrary, upon the affirmative vote (either in person, by proxy or by written Consent) of the holders of a majority of the outstanding BACs (voting through the Assignor Limited Partner in accordance with the Original Agreement), which vote may or may not be the same vote taken with respect to the adoption of this Amendment, the Partnership shall be authorized to consummate the transactions contemplated by the Merger and the Merger Agreement.

          (b) New Partnership Agreement.  In accordance with Section 17-211(g)
              -------------------------
of the Partnership Act, notwithstanding anything to the contrary contained in the Original

Agreement, an agreement of merger or consolidation approved in accordance with
Section 17-211(b) of the Partnership Act and the Original Agreement as amended by this Amendment or as otherwise amended from time to time (as so amended, the "Partnership Agreement") may (A) effect any amendment to the Partnership Agreement, or (B) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership in the merger or consolidation. Any amendment to the Partnership Agreement or the adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation.

          (c) General Partner Authorization.  In connection with the Merger,
              -----------------------------
notwithstanding anything to the contrary in the Original Agreement, the CAPREIT General Partner shall be authorized, at such time in its sole discretion as it deemed appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and, to the extent necessary, the CAPREIT General Partner, any former general partner of the Partnership, the limited partners of the Partnership and the BAC Holders, any and all documents and instruments, including, without limitation, a certificate of merger and a partnership agreement for the surviving or resulting entity in the Merger, and shall do and perform any and all acts required by applicable law or which the CAPREIT General Partner, in its sole discretion, deems necessary, convenient or advisable, in order to effectuate the Merger.

                                 MISCELLANEOUS
                                 -------------

          1.  Capitalized Terms.  Initially capitalized terms used herein and
              -----------------
not otherwise defined are used as defined in the Original Agreement.

          2.  Successors and Assigns.  This Amendment shall be binding upon,
              ----------------------
and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          3. Full Force and Effect.  Except to the extent modified hereby,
             ---------------------
the Original Agreement shall remain in full force and effect.

          4. Counterparts.  This Amendment may be executed in counterparts,
             ------------
all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart, provided, however, that no such counterpart shall be binding unless signed by the CAPREIT General Partner as Managing General Partner.

          5. Governing Law.  This Amendment shall be interpreted in accordance
             -------------
with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.


          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

                                 CAPREIT GENERAL PARTNER:
                                 [NAME]


                                 By:______________________________
                                    Name:
                                    Title:


                                 CAPREIT LIMITED PARTNER:
                                 [NAME]


                                 By:______________________________
                                    Name:
                                    Title:


                                 ASSIGNOR LIMITED PARTNER:
                                 CRITEF III, INC.


                                 By:______________________________
                                    Name:
                                    Title:

CRITEF III ASSOCIATES LIMITED
PARTNERSHIP, merely to reflect its
agreement be bound by Section 2 of this
Amendment

By:  C.R.I., Inc., its general partner


By:______________________________
   Name:
   Title:

[GOLD]                                  CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                                        LIMITED PARTNERSHIP, SERIES I

          PROXY

                    The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 10:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

                    THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

                (Continued and to be signed on the other side.)

THE GENERAL PARTNERS RECOMMEND A                       [X] PLEASE MARK YOUR
VOTE FOR PROPOSALS 1, 2 & 3                                VOTE AS THIS


PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL. Approve and adopt the Amended and Restated Agreement and Plan of Merger, dated March 14, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS PROPOSAL. Approve the removal of the current general partner of Fund I-II and the election in its stead of a newly formed, wholly owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT").

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL. Amend the Agreement of Limited Partnership of Fund I-II to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and (ii) the admission of a designee of CAPREIT as a limited partner.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]


THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE AND MAIL THIS PROXY TODAY.

[_] Change of address?
      Check this box and insert new
      address below:

                                          _____________________________________


                                          _____________________________________


Signature(s):_______________________________________ Dated:____________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

[GOLD]                                 CAPITAL REALTY INVESTORS TAX EXEMPT FUND
                                       LIMITED PARTNERSHIP, SERIES II

          PROXY

                  The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 10:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

                  THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

          (Continued and to be signed on the other side.)

THE GENERAL PARTNERS RECOMMEND A                    [X]  PLEASE MARK YOUR
VOTE FOR PROPOSALS 1, 2 & 3                              VOTE AS THIS


PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL. Approve and adopt the Amended and Restated Agreement and Plan of Merger, dated March 14, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), CRITEF Associates Limited Partnership, Watermark Partners, L.P. and others.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS PROPOSAL. Approve the removal of the current general partner of Fund I-II and the election in its stead of a newly formed, wholly owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT").

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL. Amend the Agreement of Limited Partnership of Fund I-II to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and (ii) the admission of a designee of CAPREIT as a limited partner.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]


THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE AND MAIL THIS PROXY TODAY.


[_] Change of address?
       Check this box and insert new
       address below:


                                               _________________________________


                                               _________________________________


Signature(s):_________________________________________ Dated:___________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

[GOLD]                             CAPITAL REALTY INVESTORS TAX EXEMPT FUND III
                                   LIMITED PARTNERSHIP

          PROXY

                    The undersigned hereby appoints William B. Dockser and H. William Willoughby, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all Beneficial Assignee Certificates ("BACs") of Capital Realty Investors Tax Exempt Fund III Limited Partnership, which the undersigned is entitled to vote at the Special Meeting of BAC Holders to be held at 11:00A.M., local time, on ________ __, 1996, at [location] and all adjournments and postponements thereof. The undersigned revokes any previous proxies with respect to the matters covered by this Proxy.

                    THE BACS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH BACS UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

                    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT OF CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP, SERIES I AND II AND CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP.

          (Continued and to be signed on the other side.)

THE GENERAL PARTNERS RECOMMEND A                    [X]  PLEASE MARK YOUR
VOTE FOR PROPOSALS 1, 2 & 3                              VOTE AS THIS


PROPOSAL 1. APPROVAL OF THE MERGER PROPOSAL. Approve and adopt the Amended and Restated Agreement and Plan of Merger, dated March 14, 1996 (the "Merger Agreement"), among Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III"), CRITEF III Associates Limited Partnership, Watermark III Partners, L.P. and others.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 2. APPROVAL OF THE NEW PARTNERS PROPOSAL. Approve the removal of the current general partner of Fund III and the election in its stead of a newly formed, wholly owned subsidiary of Capital Apartment Properties, Inc. ("CAPREIT").

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]

PROPOSAL 3. APPROVAL OF THE AMENDMENT PROPOSAL. Amend the Agreement of Limited Partnership of Fund III to authorize expressly (i) the Merger, the Merger Agreement and the transactions contemplated thereby and (ii) the admission of a designee of CAPREIT as a limited partner.

                  FOR       AGAINST      ABSTAIN
                  [_]         [_]         [_]


THE GENERAL PARTNERS RECOMMEND THAT YOU SIGN, DATE AND MAIL THIS PROXY TODAY.


[_] Change of address?
       Check this box and insert new
       address below:


                                               _________________________________


                                               _________________________________


Signature(s):_________________________________________ Dated:___________________

Note: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.